UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-09521
AMG Funds
(Exact name of registrant as specified in charter)

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901
(Address of principal executive offices)  (Zip code)

AMG Funds LLC
680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901
(Name and address of agent for service)

Registrant's telephone number, including area code:
(203) 299-3500
Date of fiscal year end:
December 31
Date of reporting period:
January 01, 2024 - December 31, 2024
(Annual Shareholder Report)
Item 1. Reports to Shareholders
(a)
AMG GW&K Municipal Bond Fund
Class N/GWMTX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG GW&K Municipal Bond Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG GW&K Municipal Bond Fund (Class N/GWMTX)	$71	0.71%
Management's Discussion of Fund Performance
For the year that ended December 31, 2024, the Fund's Class N shares returned (0.29%), compared to the (0.33%) return for its benchmark, the Bloomberg 10-Year Municipal Bond Index. The Bloomberg U.S. Municipal Bond Index returned 1.05% over the same period.
MARKET OVERVIEW
•    Municipal bonds posted modest returns in 2024 hindered by the backup in rates across the broader market and a record-breaking year of new issuance.
•    After steepening through the middle of the year, the municipal bond yield curve flattened in the fourth quarter, reflecting the now less aggressive, more data-dependent Federal Reserve Board.
•    The market limped into year-end as a surge of eleventh-hour tax-loss selling was met by an indifferent buyer base with no primary issuance to provide price discovery.
•    The predictable spike in yields, however, felt more like a technical correction than a fundamental shift in sentiment.
FUND PERFORMANCE REVIEW
•    The Fund performed generally in-line with the Bloomberg 10-Year Municipal Bond Index over the year. The Fund’s favorable curve positioning and overall security selection was a positive contributor to results.
•    A longer duration positioning relative to the benchmark was the biggest negative as rates rose during the period.
OUTLOOK
•    Despite the potential for fiscal policy headwinds, the municipal market enters 2025 with historically attractive yields, solid fundamentals, and favorable supply/demand dynamics, which should be supportive of the market.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class N	(0.29%)	0.30%	1.59%
Bloomberg U.S. Municipal Bond Index	1.05%	0.99%	2.25%
Bloomberg 10-Year Municipal Bond Index	(0.33%)	0.99%	2.32%
Effective December 31, 2024, the Bloomberg U.S. Municipal Bond Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Bloomberg 10-Year Municipal Bond Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
"Bloomberg®" and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the index (collectively, "Bloomberg") and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$1,006,408,515
Total number of portfolio holdings	206
Net advisory fees paid	$1,482,832
Portfolio turnover rate as of the end of the reporting period	36%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and ratings are shown as a percentage of total long-term investments of the Fund.
Top Ten Holdings
Iowa Finance Authority, State Revolving Fund Green Bond, 5.000%, 08/01/30	1.5%
Pennsylvania Turnpike Commission, 5.000%, 12/01/43	1.5%
Triborough Bridge & Tunnel Authority, Series C, 5.000%, 11/15/36	1.4%
State of Maryland, Department of Transportation, 5.000%, 10/01/28	1.3%
Louisiana Stadium & Exposition District, Series A, 5.000%, 07/01/42	1.2%
City of San Antonio Electric & Gas Systems, Series A, 5.000%, 02/01/31	1.2%
State of Illinois, Series B, 5.000%, 05/01/34	1.1%
Illinois State Toll Highway Authority, Senior Revenue, Series A, 5.000%, 01/01/30	1.1%
State of Connecticut Special Tax Obligation, Transportation Infrastructure, Series A, Revenue, 5.000%, 01/01/30	1.1%
State of Maryland, Department of Transportation, 5.000%, 09/01/29	1.0%
Top Ten as a Group	12.4%
Portfolio Breakdown
Ratings
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG GW&K Municipal Bond Fund
Class I/GWMIX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG GW&K Municipal Bond Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG GW&K Municipal Bond Fund (Class I/GWMIX)	$39	0.39%
Management's Discussion of Fund Performance
For the year that ended December 31, 2024, the Fund's Class I shares returned 0.04%, compared to the (0.33%) return for its benchmark, the Bloomberg 10-Year Municipal Bond Index. The Bloomberg U.S. Municipal Bond Index returned 1.05% over the same period.
MARKET OVERVIEW
•    Municipal bonds posted modest returns in 2024 hindered by the backup in rates across the broader market and a record-breaking year of new issuance.
•    After steepening through the middle of the year, the municipal bond yield curve flattened in the fourth quarter, reflecting the now less aggressive, more data-dependent Federal Reserve Board.
•    The market limped into year-end as a surge of eleventh-hour tax-loss selling was met by an indifferent buyer base with no primary issuance to provide price discovery.
•    The predictable spike in yields, however, felt more like a technical correction than a fundamental shift in sentiment.
FUND PERFORMANCE REVIEW
•    The Fund performed generally in-line with the Bloomberg 10-Year Municipal Bond Index over the year. The Fund’s favorable curve positioning and overall security selection was a positive contributor to results.
•    A longer duration positioning relative to the benchmark was the biggest negative as rates rose during the period.
OUTLOOK
•    Despite the potential for fiscal policy headwinds, the municipal market enters 2025 with historically attractive yields, solid fundamentals, and favorable supply/demand dynamics, which should be supportive of the market.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class I	0.04%	0.64%	1.95%
Bloomberg U.S. Municipal Bond Index	1.05%	0.99%	2.25%
Bloomberg 10-Year Municipal Bond Index	(0.33%)	0.99%	2.32%
Effective December 31, 2024, the Bloomberg U.S. Municipal Bond Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Bloomberg 10-Year Municipal Bond Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
"Bloomberg®" and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the index (collectively, "Bloomberg") and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$1,006,408,515
Total number of portfolio holdings	206
Net advisory fees paid	$1,482,832
Portfolio turnover rate as of the end of the reporting period	36%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and ratings are shown as a percentage of total long-term investments of the Fund.
Top Ten Holdings
Iowa Finance Authority, State Revolving Fund Green Bond, 5.000%, 08/01/30	1.5%
Pennsylvania Turnpike Commission, 5.000%, 12/01/43	1.5%
Triborough Bridge & Tunnel Authority, Series C, 5.000%, 11/15/36	1.4%
State of Maryland, Department of Transportation, 5.000%, 10/01/28	1.3%
Louisiana Stadium & Exposition District, Series A, 5.000%, 07/01/42	1.2%
City of San Antonio Electric & Gas Systems, Series A, 5.000%, 02/01/31	1.2%
State of Illinois, Series B, 5.000%, 05/01/34	1.1%
Illinois State Toll Highway Authority, Senior Revenue, Series A, 5.000%, 01/01/30	1.1%
State of Connecticut Special Tax Obligation, Transportation Infrastructure, Series A, Revenue, 5.000%, 01/01/30	1.1%
State of Maryland, Department of Transportation, 5.000%, 09/01/29	1.0%
Top Ten as a Group	12.4%
Portfolio Breakdown
Ratings
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.
AMG GW&K Municipal Enhanced SMA Shares
MESHX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG GW&K Municipal Enhanced SMA Shares (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG GW&K Municipal Enhanced SMA Shares (MESHX)	$0	0.00%
Management's Discussion of Fund Performance
For the year ended December 31, 2024, the Fund returned 3.14%, compared to the Bloomberg U.S. Municipal Bond BAA Index, which returned 2.87%. The Bloomberg U.S. Municipal Bond Index returned 1.05% over the same period.
MARKET OVERVIEW
•    Municipal bonds posted modest returns in 2024 hindered by the backup in rates across the broader market and a record-breaking year of new issuance.
•    After steepening through the middle of the year, the municipal bond yield curve flattened in the fourth quarter, reflecting the now less aggressive, more data-dependent Federal Reserve Board.
•    The market limped into year-end as a surge of eleventh-hour tax-loss selling was met by an indifferent buyer base with no primary issuance to provide price discovery.
•   The predictable spike in yields, however, felt more like a technical correction than a fundamental shift in sentiment.
FUND PERFORMANCE REVIEW
•   The Fund modestly outperformed the Bloomberg U.S. Municipal Bond BAA Index during the period. Security selection in the transportation and tobacco sectors were positives for the year.
•    An overall longer duration was the biggest detractor from performance as rates rose during the period.
•    A higher quality bias, specifically the underweight to BBB-rated bonds detracted for the year as lower quality outperformed in 2024.
•   Overweights to the hospital and higher education sectors were negatives for the year.
•    An underweight to the development sector detracted from relative performance.
OUTLOOK
•    Despite the potential for fiscal policy headwinds, the municipal market enters 2025 with historically attractive yields, solid fundamentals, and favorable supply/demand dynamics, which we believe should be supportive of the market.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the Fund since the Fund's inception on February 28, 2023, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the Fund for the past one-year period and the period from the Fund's inception through December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception
AMG GW&K Municipal Enhanced SMA Shares	3.14%	6.48%
Bloomberg U.S. Municipal Bond Index	1.05%	3.72%
Bloomberg U.S. Municipal Bond BAA Index	2.87%	5.69%
Effective December 31, 2024, the Bloomberg U.S. Municipal Bond Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Bloomberg U.S. Municipal Bond BAA Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
"Bloomberg®" and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the index (collectively, "Bloomberg") and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$181,951,656
Total number of portfolio holdings	128
Net advisory fees paid	$0
Portfolio turnover rate as of the end of the reporting period	17%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and ratings are shown as a percentage of total long-term investments of the Fund.
Top Ten Holdings
County of Jefferson Sewer Revenue, 5.500%, 10/01/53	2.8%
Rhode Island Health and Educational Building Corp., 5.250%, 05/15/54	2.6%
Pennsylvania Economic Development Financing Authority, 5.000%, 12/31/57	2.3%
Texas Private Activity Bond Surface Transportation Corp., 5.000%, 06/30/58	2.3%
Massachusetts Development Finance Agency, 5.250%, 07/01/52	2.2%
Metropolitan Transportation Authority, Series 1, 4.750%, 11/15/45	2.0%
North Carolina Turnpike Authority, Series A, 5.000%, 01/01/58	2.0%
Florida Housing Finance Corp., Series 3, 4.750%, 07/01/54	1.9%
Ohio Higher Educational Facility Commission, 5.250%, 05/01/54	1.8%
Louisiana Stadium & Exposition District, Series A, 5.250%, 07/01/53	1.5%
Top Ten as a Group	21.4%
Portfolio Breakdown
Ratings
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG GW&K Municipal Enhanced Yield Fund
Class N/GWMNX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG GW&K Municipal Enhanced Yield Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG GW&K Municipal Enhanced Yield Fund (Class N/GWMNX)	$100	0.99%
Management's Discussion of Fund Performance
For the year that ended December 31, 2024, the Fund’s Class N shares returned 2.15%, compared to the Bloomberg U.S. Municipal Bond BAA Index, which returned 2.87%. The Bloomberg U.S. Municipal Bond Index returned 1.05% over the same period.
MARKET OVERVIEW
•    Municipal bonds posted modest returns in 2024 hindered by the backup in rates across the broader market and a record-breaking year of new issuance.
•    After steepening through the middle of the year, the municipal bond yield curve flattened in the fourth quarter, reflecting the now less aggressive, more data-dependent Federal Reserve Board.
•    The market limped into year-end as a surge of eleventh-hour tax-loss selling was met by an indifferent buyer base with no primary issuance to provide price discovery.
•    The predictable spike in yields, however, felt more like a technical correction than a fundamental shift in sentiment.
FUND PERFORMANCE REVIEW
•   The Fund underperformed the Bloomberg U.S. Municipal Bond BAA Index during the period. The Fund’s overall longer duration was the biggest detractor from performance as rates rose during the period.
•    A higher quality bias, specifically the underweight to BBB-rated bonds detracted for the year as lower quality outperformed in 2024.
•    Security selection in the transportation and tobacco sectors was a positive for the year.
•    Overweights to the hospital and higher education sectors were negatives for the year.
•    An underweight to the development sector detracted from relative performance.
OUTLOOK
•    Despite the potential for fiscal policy headwinds, the municipal market enters 2025 with historically attractive yields, solid fundamentals, and favorable supply/demand dynamics, which should be supportive of the market.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class N	2.15%	0.28%	2.42%
Bloomberg U.S. Municipal Bond Index	1.05%	0.99%	2.25%
Bloomberg U.S. Municipal Bond BAA Index	2.87%	1.66%	3.31%
Effective December 31, 2024, the Bloomberg U.S. Municipal Bond Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Bloomberg U.S. Municipal Bond BAA Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
"Bloomberg®" and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the index (collectively, "Bloomberg") and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$184,121,521
Total number of portfolio holdings	79
Net advisory fees paid	$729,760
Portfolio turnover rate as of the end of the reporting period	32%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and ratings are shown as a percentage of total long-term investments of the Fund.
Top Ten Holdings
Texas Private Activity Bond Surface Transportation Corp., 5.000%, 06/30/58	3.8%
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.500%, 11/15/38	3.5%
Richland County School District No 2, Series A, 1.875%, 03/01/38	3.3%
City of Chattanooga Electric, 2.000%, 09/01/40	3.0%
Pennsylvania Economic Development Financing Authority, 5.250%, 06/30/53	2.8%
Central Plains Energy Project #3, Series A, 5.000%, 09/01/42	2.7%
New York Transportation Development Corp., 4.000%, 04/30/53	2.7%
Rhode Island Health and Educational Building Corp., 5.250%, 05/15/54	2.6%
Escambia County Health Facilities Authority, 4.000%, 08/15/50	2.4%
New York Transportation Development Corp., 5.625%, 04/01/40	2.3%
Top Ten as a Group	29.1%
Portfolio Breakdown
Ratings
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG GW&K Municipal Enhanced Yield Fund
Class I/GWMEX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG GW&K Municipal Enhanced Yield Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG GW&K Municipal Enhanced Yield Fund (Class I/GWMEX)	$65	0.64%
Management's Discussion of Fund Performance
For the year that ended December 31, 2024, the Fund’s Class I shares returned 2.61%, compared to the Bloomberg U.S. Municipal Bond BAA Index, which returned 2.87%. The Bloomberg U.S. Municipal Bond Index returned 1.05% over the same period.
MARKET OVERVIEW
•    Municipal bonds posted modest returns in 2024 hindered by the backup in rates across the broader market and a record-breaking year of new issuance.
•    After steepening through the middle of the year, the municipal bond yield curve flattened in the fourth quarter, reflecting the now less aggressive, more data-dependent Federal Reserve Board.
•    The market limped into year-end as a surge of eleventh-hour tax-loss selling was met by an indifferent buyer base with no primary issuance to provide price discovery.
•    The predictable spike in yields, however, felt more like a technical correction than a fundamental shift in sentiment.
FUND PERFORMANCE REVIEW
•   The Fund underperformed the Bloomberg U.S. Municipal Bond BAA Index during the period. The Fund’s overall longer duration was the biggest detractor from performance as rates rose during the period.
•    A higher quality bias, specifically the underweight to BBB-rated bonds detracted for the year as lower quality outperformed in 2024.
•    Security selection in the transportation and tobacco sectors was a positive for the year.
•    Overweights to the hospital and higher education sectors were negatives for the year.
•    An underweight to the development sector detracted from relative performance.
OUTLOOK
•    Despite the potential for fiscal policy headwinds, the municipal market enters 2025 with historically attractive yields, solid fundamentals, and favorable supply/demand dynamics, which should be supportive of the market.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class I	2.61%	0.65%	2.83%
Bloomberg U.S. Municipal Bond Index	1.05%	0.99%	2.25%
Bloomberg U.S. Municipal Bond BAA Index	2.87%	1.66%	3.31%
Effective December 31, 2024, the Bloomberg U.S. Municipal Bond Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Bloomberg U.S. Municipal Bond BAA Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
"Bloomberg®" and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the index (collectively, "Bloomberg") and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$184,121,521
Total number of portfolio holdings	79
Net advisory fees paid	$729,760
Portfolio turnover rate as of the end of the reporting period	32%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and ratings are shown as a percentage of total long-term investments of the Fund.
Top Ten Holdings
Texas Private Activity Bond Surface Transportation Corp., 5.000%, 06/30/58	3.8%
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.500%, 11/15/38	3.5%
Richland County School District No 2, Series A, 1.875%, 03/01/38	3.3%
City of Chattanooga Electric, 2.000%, 09/01/40	3.0%
Pennsylvania Economic Development Financing Authority, 5.250%, 06/30/53	2.8%
Central Plains Energy Project #3, Series A, 5.000%, 09/01/42	2.7%
New York Transportation Development Corp., 4.000%, 04/30/53	2.7%
Rhode Island Health and Educational Building Corp., 5.250%, 05/15/54	2.6%
Escambia County Health Facilities Authority, 4.000%, 08/15/50	2.4%
New York Transportation Development Corp., 5.625%, 04/01/40	2.3%
Top Ten as a Group	29.1%
Portfolio Breakdown
Ratings
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG GW&K Municipal Enhanced Yield Fund
Class Z/GWMZX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG GW&K Municipal Enhanced Yield Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG GW&K Municipal Enhanced Yield Fund (Class Z/GWMZX)	$60	0.59%
Management's Discussion of Fund Performance
For the year that ended December 31, 2024, the Fund’s Class Z shares returned 2.66%, compared to the Bloomberg U.S. Municipal Bond BAA Index, which returned 2.87%. The Bloomberg U.S. Municipal Bond Index returned 1.05% over the same period.
MARKET OVERVIEW
•    Municipal bonds posted modest returns in 2024 hindered by the backup in rates across the broader market and a record-breaking year of new issuance.
•    After steepening through the middle of the year, the municipal bond yield curve flattened in the fourth quarter, reflecting the now less aggressive, more data-dependent Federal Reserve Board.
•    The market limped into year-end as a surge of eleventh-hour tax-loss selling was met by an indifferent buyer base with no primary issuance to provide price discovery.
•    The predictable spike in yields, however, felt more like a technical correction than a fundamental shift in sentiment.
FUND PERFORMANCE REVIEW
•   The Fund underperformed the Bloomberg U.S. Municipal Bond BAA Index during the period. The Fund’s overall longer duration was the biggest detractor from performance as rates rose during the period.
•    A higher quality bias, specifically the underweight to BBB-rated bonds detracted for the year as lower quality outperformed in 2024.
•    Security selection in the transportation and tobacco sectors was a positive for the year.
•    Overweights to the hospital and higher education sectors were negatives for the year.
•    An underweight to the development sector detracted from relative performance.
OUTLOOK
•    Despite the potential for fiscal policy headwinds, the municipal market enters 2025 with historically attractive yields, solid fundamentals, and favorable supply/demand dynamics, which should be supportive of the market.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted since the class's inception on February 24, 2017, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-year and five-year periods and the period from the class's inception through December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception
Class Z	2.66%	0.70%	2.86%
Bloomberg U.S. Municipal Bond Index	1.05%	0.99%	2.25%
Bloomberg U.S. Municipal Bond BAA Index	2.87%	1.66%	3.41%
Effective December 31, 2024, the Bloomberg U.S. Municipal Bond Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Bloomberg U.S. Municipal Bond BAA Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
"Bloomberg®" and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the index (collectively, "Bloomberg") and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$184,121,521
Total number of portfolio holdings	79
Net advisory fees paid	$729,760
Portfolio turnover rate as of the end of the reporting period	32%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and ratings are shown as a percentage of total long-term investments of the Fund.
Top Ten Holdings
Texas Private Activity Bond Surface Transportation Corp., 5.000%, 06/30/58	3.8%
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.500%, 11/15/38	3.5%
Richland County School District No 2, Series A, 1.875%, 03/01/38	3.3%
City of Chattanooga Electric, 2.000%, 09/01/40	3.0%
Pennsylvania Economic Development Financing Authority, 5.250%, 06/30/53	2.8%
Central Plains Energy Project #3, Series A, 5.000%, 09/01/42	2.7%
New York Transportation Development Corp., 4.000%, 04/30/53	2.7%
Rhode Island Health and Educational Building Corp., 5.250%, 05/15/54	2.6%
Escambia County Health Facilities Authority, 4.000%, 08/15/50	2.4%
New York Transportation Development Corp., 5.625%, 04/01/40	2.3%
Top Ten as a Group	29.1%
Portfolio Breakdown
Ratings
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG GW&K Small Cap Core Fund
Class N/GWETX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG GW&K Small Cap Core Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG GW&K Small Cap Core Fund (Class N/GWETX)	$139	1.30%
Management's Discussion of Fund Performance
For the year that ended December 31, 2024, the Fund's Class N shares returned 13.57%, compared with the Fund’s benchmark, the Russell 2000® Index, which returned 11.54%. The S&P 500® Index returned 25.02% over the same period.
MARKET OVERVIEW
•    Small cap stocks, as measured by the Russell 2000® Index, delivered a respectable 11.54% annual gain, but trailed large caps, as measured by the S&P 500® Index return of 25.02%.
•    Small caps failed to capture investor imagination in the way the Magnificent 7 and other large cap momentum stocks did outside of rallies in July and early November.
PERFORMANCE REVIEW
•    Stock selection within health care, consumer discretionary, and financials drove performance.
•    Notable top contributors in those sectors included: Insmed Inc. (+123%), Boot Barn Holdings, Inc. (+98%), and Stifel Financial Corp. (+56%).
•    Information technology and consumer staples were the most challenging sectors to performance due in equal parts to lagging portfolio holdings and lack of exposure to companies in the benchmark that performed strongly and the Fund did not own.
•    Notable top detractors from performance in those sectors included: Endava PLC (-60%), Allegro MicroSystems, Inc. (-28%), and Central Garden & Pet Company (-6%).
OUTLOOK
•   As we move through 2025, there will likely be periods of fear and euphoria around the incoming U.S. administration’s economic plans and their impact on inflation and interest rates. Current fears have pushed the 10-year Treasury yield close to its highest level in 15-20 years, pressuring U.S. small caps. While we do not purport to call the near-term direction of rates or markets, we believe underinvestment in our asset class has created substantial opportunity, and we intend to use volatility to upgrade the quality of the portfolio.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class N	13.57%	7.83%	8.41%
S&P 500® Index	25.02%	14.53%	13.10%
Russell 2000® Index	11.54%	7.40%	7.82%
Effective December 31, 2024, the S&P 500® Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Russell 2000® Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.
The Russell Index is a trademark of the London Stock Exchange Group companies.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$664,812,192
Total number of portfolio holdings	95
Net advisory fees paid	$4,508,344
Portfolio turnover rate as of the end of the reporting period	22%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund.
Top Ten Holdings
Intapp, Inc.	2.5%
MACOM Technology Solutions Holdings, Inc.	2.1%
RBC Bearings, Inc.	1.8%
SPX Technologies, Inc.	1.8%
Globus Medical, Inc., Class A	1.7%
The Descartes Systems Group, Inc. (Canada)	1.6%
Houlihan Lokey, Inc.	1.6%
Stifel Financial Corp.	1.5%
Champion Homes, Inc.	1.5%
Texas Roadhouse, Inc.	1.5%
Top Ten as a Group	17.6%
Portfolio Breakdown
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG GW&K Small Cap Core Fund
Class I/GWEIX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG GW&K Small Cap Core Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG GW&K Small Cap Core Fund (Class I/GWEIX)	$102	0.95%
Management's Discussion of Fund Performance
For the year that ended December 31, 2024, the Fund's Class I shares returned 13.99%, compared with the Fund’s benchmark, the Russell 2000® Index, which returned 11.54%. The S&P 500® Index returned 25.02% over the same period.
MARKET OVERVIEW
•    Small cap stocks, as measured by the Russell 2000® Index, delivered a respectable 11.54% annual gain, but trailed large caps, as measured by the S&P 500® Index return of 25.02%.
•    Small caps failed to capture investor imagination in the way the Magnificent 7 and other large cap momentum stocks did outside of rallies in July and early November.
PERFORMANCE REVIEW
•    Stock selection within health care, consumer discretionary, and financials drove performance.
•    Notable top contributors in those sectors included: Insmed Inc. (+123%), Boot Barn Holdings, Inc. (+98%), and Stifel Financial Corp. (+56%).
•    Information technology and consumer staples were the most challenging sectors to performance due in equal parts to lagging portfolio holdings and lack of exposure to companies in the benchmark that performed strongly and the Fund did not own.
•    Notable top detractors from performance in those sectors included: Endava PLC (-60%), Allegro MicroSystems, Inc. (-28%), and Central Garden & Pet Company (-6%).
OUTLOOK
•   As we move through 2025, there will likely be periods of fear and euphoria around the incoming U.S. administration’s economic plans and their impact on inflation and interest rates. Current fears have pushed the 10-year Treasury yield close to its highest level in 15-20 years, pressuring U.S. small caps. While we do not purport to call the near-term direction of rates or markets, we believe underinvestment in our asset class has created substantial opportunity, and we intend to use volatility to upgrade the quality of the portfolio.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class I	13.99%	8.21%	8.80%
S&P 500® Index	25.02%	14.53%	13.10%
Russell 2000® Index	11.54%	7.40%	7.82%
Effective December 31, 2024, the S&P 500® Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Russell 2000® Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.
The Russell Index is a trademark of the London Stock Exchange Group companies.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$664,812,192
Total number of portfolio holdings	95
Net advisory fees paid	$4,508,344
Portfolio turnover rate as of the end of the reporting period	22%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund.
Top Ten Holdings
Intapp, Inc.	2.5%
MACOM Technology Solutions Holdings, Inc.	2.1%
RBC Bearings, Inc.	1.8%
SPX Technologies, Inc.	1.8%
Globus Medical, Inc., Class A	1.7%
The Descartes Systems Group, Inc. (Canada)	1.6%
Houlihan Lokey, Inc.	1.6%
Stifel Financial Corp.	1.5%
Champion Homes, Inc.	1.5%
Texas Roadhouse, Inc.	1.5%
Top Ten as a Group	17.6%
Portfolio Breakdown
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG GW&K Small Cap Core Fund
Class Z/GWEZX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG GW&K Small Cap Core Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG GW&K Small Cap Core Fund (Class Z/GWEZX)	$96	0.90%
Management's Discussion of Fund Performance
For the year that ended December 31, 2024, the Fund's Class Z shares returned 14.04%, compared with the Fund’s benchmark, the Russell 2000® Index, which returned 11.54%. The S&P 500® Index returned 25.02% over the same period.
MARKET OVERVIEW
•    Small cap stocks, as measured by the Russell 2000® Index, delivered a respectable 11.54% annual gain, but trailed large caps, as measured by the S&P 500® Index return of 25.02%.
•    Small caps failed to capture investor imagination in the way the Magnificent 7 and other large cap momentum stocks did outside of rallies in July and early November.
PERFORMANCE REVIEW
•    Stock selection within health care, consumer discretionary, and financials drove performance.
•    Notable top contributors in those sectors included: Insmed Inc. (+123%), Boot Barn Holdings, Inc. (+98%), and Stifel Financial Corp. (+56%).
•    Information technology and consumer staples were the most challenging sectors to performance due in equal parts to lagging portfolio holdings and lack of exposure to companies in the benchmark that performed strongly and the Fund did not own.
•    Notable top detractors from performance in those sectors included: Endava PLC (-60%), Allegro MicroSystems, Inc. (-28%), and Central Garden & Pet Company (-6%).
OUTLOOK
•   As we move through 2025, there will likely be periods of fear and euphoria around the incoming U.S. administration’s economic plans and their impact on inflation and interest rates. Current fears have pushed the 10-year Treasury yield close to its highest level in 15-20 years, pressuring U.S. small caps. While we do not purport to call the near-term direction of rates or markets, we believe underinvestment in our asset class has created substantial opportunity, and we intend to use volatility to upgrade the quality of the portfolio.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted since the class's inception on February 24, 2017, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-year and five-year periods and the period from the class's inception through December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception
Class Z	14.04%	8.26%	8.76%
S&P 500® Index	25.02%	14.53%	14.25%
Russell 2000® Index	11.54%	7.40%	7.62%
Effective December 31, 2024, the S&P 500® Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Russell 2000® Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.
The Russell Index is a trademark of the London Stock Exchange Group companies.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$664,812,192
Total number of portfolio holdings	95
Net advisory fees paid	$4,508,344
Portfolio turnover rate as of the end of the reporting period	22%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund.
Top Ten Holdings
Intapp, Inc.	2.5%
MACOM Technology Solutions Holdings, Inc.	2.1%
RBC Bearings, Inc.	1.8%
SPX Technologies, Inc.	1.8%
Globus Medical, Inc., Class A	1.7%
The Descartes Systems Group, Inc. (Canada)	1.6%
Houlihan Lokey, Inc.	1.6%
Stifel Financial Corp.	1.5%
Champion Homes, Inc.	1.5%
Texas Roadhouse, Inc.	1.5%
Top Ten as a Group	17.6%
Portfolio Breakdown
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG GW&K Small Cap Value Fund
Class N/SKSEX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG GW&K Small Cap Value Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG GW&K Small Cap Value Fund (Class N/SKSEX)	$120	1.14%
Management's Discussion of Fund Performance
For the fiscal year ended December 31, 2024, the Fund's Class N shares returned 10.57%, compared to an 8.05% return for the Russell 2000® Value Index, the Fund’s benchmark. The S&P 500® Index returned 25.02% over the same period.
MARKET OVERVIEW
•    Small cap value stocks significantly lagged large cap stocks during the fiscal year. While the Russell 2000® Value Index delivered a respectable 8.05% annual gain, small cap value stocks failed to capture investor imagination in the way the Magnificent 7 and other momentum stocks did outside of July and early November.
PERFORMANCE REVIEW
•    The Fund’s outperformance was driven by strong stock selection within energy, financials, and health care sectors.
•    Notable top contributors in these sectors included Solaris Energy Infrastructure, Inc. (+277%), Piper Sandler Companies (+74%), and Ligand Pharmaceuticals Inc. (+50%).
•    Information technology and materials were the most challenging sectors due to lagging portfolio holdings.
•    Notable top detractors in these sectors included Endava PLC (-60%), Orion S.A. (-43%), and Power Integrations, Inc. (-24%).
OUTLOOK
•    As we move through 2025, there will likely be periods of fear and euphoria around the incoming U.S. administration’s economic plans and their impact on inflation and interest rates. Current fears have pushed the 10-year Treasury yield close to its highest level in 15-20 years, pressuring U.S. small caps. While we do not purport to call the near-term direction of rates or markets, we believe underinvestment in our asset class has created substantial opportunity, and we intend to use volatility to upgrade the quality of the portfolio.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class N	10.57%	8.59%	6.87%
S&P 500® Index	25.02%	14.53%	13.10%
Russell 2000® Value Index	8.05%	7.29%	7.14%
Effective December 31, 2024, the S&P 500® Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Russell 2000® Value Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
As of December 4, 2020, the Fund's Subadviser was changed to GW&K Investment Management, LLC. Prior to December 4, 2020, the Fund had different principal investment strategies and corresponding risks. The Fund's performance before December 4, 2020, might be less pertinent for investors considering whether to purchase shares of the Fund.
The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.
The Russell Index is a trademark of the London Stock Exchange Group companies.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$231,671,381
Total number of portfolio holdings	93
Net advisory fees paid	$1,594,508
Portfolio turnover rate as of the end of the reporting period	24%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund.
Top Ten Holdings
Group 1 Automotive, Inc.	2.5%
Integer Holdings Corp.	2.2%
Federal Agricultural Mortgage Corp., Class C	2.2%
Independence Realty Trust, Inc., REIT	2.0%
Solaris Energy Infrastructure, Inc., Class A	2.0%
CBIZ, Inc.	2.0%
Primoris Services Corp.	2.0%
Selective Insurance Group, Inc.	1.9%
Boot Barn Holdings, Inc.	1.8%
Ameris Bancorp	1.8%
Top Ten as a Group	20.4%
Portfolio Breakdown
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG GW&K Small Cap Value Fund
Class I/SKSIX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG GW&K Small Cap Value Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG GW&K Small Cap Value Fund (Class I/SKSIX)	$99	0.94%
Management's Discussion of Fund Performance
For the fiscal year ended December 31, 2024, the Fund's Class I shares returned 10.77%, compared to an 8.05% return for the Russell 2000® Value Index, the Fund’s benchmark. The S&P 500® Index returned 25.02% over the same period.
MARKET OVERVIEW
•    Small cap value stocks significantly lagged large cap stocks during the fiscal year. While the Russell 2000® Value Index delivered a respectable 8.05% annual gain, small cap value stocks failed to capture investor imagination in the way the Magnificent 7 and other momentum stocks did outside of July and early November.
PERFORMANCE REVIEW
•    The Fund’s outperformance was driven by strong stock selection within energy, financials, and health care sectors.
•    Notable top contributors in these sectors included Solaris Energy Infrastructure, Inc. (+277%), Piper Sandler Companies (+74%), and Ligand Pharmaceuticals Inc. (+50%).
•    Information technology and materials were the most challenging sectors due to lagging portfolio holdings.
•    Notable top detractors in these sectors included Endava PLC (-60%), Orion S.A. (-43%), and Power Integrations, Inc. (-24%).
OUTLOOK
•    As we move through 2025, there will likely be periods of fear and euphoria around the incoming U.S. administration’s economic plans and their impact on inflation and interest rates. Current fears have pushed the 10-year Treasury yield close to its highest level in 15-20 years, pressuring U.S. small caps. While we do not purport to call the near-term direction of rates or markets, we believe underinvestment in our asset class has created substantial opportunity, and we intend to use volatility to upgrade the quality of the portfolio.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted since the class's inception on February 24, 2017, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-year and five-year periods and the period from the class's inception through December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception
Class I	10.77%	8.80%	7.13%
S&P 500® Index	25.02%	14.53%	14.25%
Russell 2000® Value Index	8.05%	7.29%	6.27%
Effective December 31, 2024, the S&P 500® Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Russell 2000® Value Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
As of December 4, 2020, the Fund's Subadviser was changed to GW&K Investment Management, LLC. Prior to December 4, 2020, the Fund had different principal investment strategies and corresponding risks. The Fund's performance before December 4, 2020, might be less pertinent for investors considering whether to purchase shares of the Fund.
The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.
The Russell Index is a trademark of the London Stock Exchange Group companies.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$231,671,381
Total number of portfolio holdings	93
Net advisory fees paid	$1,594,508
Portfolio turnover rate as of the end of the reporting period	24%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund.
Top Ten Holdings
Group 1 Automotive, Inc.	2.5%
Integer Holdings Corp.	2.2%
Federal Agricultural Mortgage Corp., Class C	2.2%
Independence Realty Trust, Inc., REIT	2.0%
Solaris Energy Infrastructure, Inc., Class A	2.0%
CBIZ, Inc.	2.0%
Primoris Services Corp.	2.0%
Selective Insurance Group, Inc.	1.9%
Boot Barn Holdings, Inc.	1.8%
Ameris Bancorp	1.8%
Top Ten as a Group	20.4%
Portfolio Breakdown
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG GW&K Small Cap Value Fund
Class Z/SKSZX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG GW&K Small Cap Value Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG GW&K Small Cap Value Fund (Class Z/SKSZX)	$94	0.89%
Management's Discussion of Fund Performance
For the fiscal year ended December 31, 2024, the Fund's Class Z shares returned 10.84%, compared to an 8.05% return for the Russell 2000® Value Index, the Fund’s benchmark. The S&P 500® Index returned 25.02% over the same period.
MARKET OVERVIEW
•    Small cap value stocks significantly lagged large cap stocks during the fiscal year. While the Russell 2000® Value Index delivered a respectable 8.05% annual gain, small cap value stocks failed to capture investor imagination in the way the Magnificent 7 and other momentum stocks did outside of July and early November.
PERFORMANCE REVIEW
•    The Fund’s outperformance was driven by strong stock selection within energy, financials, and health care sectors.
•    Notable top contributors in these sectors included Solaris Energy Infrastructure, Inc. (+277%), Piper Sandler Companies (+74%), and Ligand Pharmaceuticals Inc. (+50%).
•    Information technology and materials were the most challenging sectors due to lagging portfolio holdings.
•    Notable top detractors in these sectors included Endava PLC (-60%), Orion S.A. (-43%), and Power Integrations, Inc. (-24%).
OUTLOOK
•    As we move through 2025, there will likely be periods of fear and euphoria around the incoming U.S. administration’s economic plans and their impact on inflation and interest rates. Current fears have pushed the 10-year Treasury yield close to its highest level in 15-20 years, pressuring U.S. small caps. While we do not purport to call the near-term direction of rates or markets, we believe underinvestment in our asset class has created substantial opportunity, and we intend to use volatility to upgrade the quality of the portfolio.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted since the class's inception on February 24, 2017, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-year and five-year periods and the period from the class's inception through December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception
Class Z	10.84%	8.86%	7.19%
S&P 500® Index	25.02%	14.53%	14.25%
Russell 2000® Value Index	8.05%	7.29%	6.27%
Effective December 31, 2024, the S&P 500® Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Russell 2000® Value Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
As of December 4, 2020, the Fund's Subadviser was changed to GW&K Investment Management, LLC. Prior to December 4, 2020, the Fund had different principal investment strategies and corresponding risks. The Fund's performance before December 4, 2020, might be less pertinent for investors considering whether to purchase shares of the Fund.
The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.
The Russell Index is a trademark of the London Stock Exchange Group companies.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$231,671,381
Total number of portfolio holdings	93
Net advisory fees paid	$1,594,508
Portfolio turnover rate as of the end of the reporting period	24%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund.
Top Ten Holdings
Group 1 Automotive, Inc.	2.5%
Integer Holdings Corp.	2.2%
Federal Agricultural Mortgage Corp., Class C	2.2%
Independence Realty Trust, Inc., REIT	2.0%
Solaris Energy Infrastructure, Inc., Class A	2.0%
CBIZ, Inc.	2.0%
Primoris Services Corp.	2.0%
Selective Insurance Group, Inc.	1.9%
Boot Barn Holdings, Inc.	1.8%
Ameris Bancorp	1.8%
Top Ten as a Group	20.4%
Portfolio Breakdown
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG GW&K Small/Mid Cap Core Fund
Class N/GWGVX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG GW&K Small/Mid Cap Core Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG GW&K Small/Mid Cap Core Fund (Class N/GWGVX)	$113	1.07%
Management's Discussion of Fund Performance
For the year ended December 31, 2024, the Fund's Class N shares returned 10.62%, compared to the Fund’s benchmark, the Russell 2500® Index, which returned 12.00%. The S&P 500® Index returned 25.02% over the same period.
MARKET OVERVIEW
•    Small/mid cap stocks, as measured by the Russell 2500® Index, delivered a respectable 12.00% annual gain, but trailed large caps, as measured by the S&P 500® Index return of 25.02%.
•    Small/mid caps failed to capture investor imagination in the way the Magnificent 7 and other large cap momentum stocks did outside of rallies in July and early November.
PERFORMANCE REVIEW
•    Information technology, industrials, and utilities were the most challenging sectors to performance due in equal parts to lagging portfolio holdings and lack of exposure to companies in the benchmark that performed strongly and the Fund did not own.
•    Notable top detractors from performance in those sectors included: Entegris, Inc. (-17%), Atkore Inc. (-40%), and Globant S.A. (-10%). The Fund exited its position in Atkore, Inc. during the period.
•    Health care, financials, and consumer staples made a notable positive impact on relative performance due to strong stock selection.
•    Notable top contributors in those sectors included: Globus Medical Inc. (+55%), Piper Sandler Companies (+74%), and BJ’s Wholesale Club, Inc. (+34%).
OUTLOOK
•   As we move through 2025, there will likely be periods of fear and euphoria around the incoming U.S. administration’s economic plans and their impact on inflation and interest rates. Current fears have pushed the 10-year Treasury yield close to its highest level in 15-20 years, pressuring U.S. small/mid caps. While we do not purport to call the near-term direction of rates or markets, we believe underinvestment in our asset class has created substantial opportunity, and we intend to use volatility to upgrade the quality of the portfolio.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted since the class's inception on February 24, 2017, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-year and five-year periods and the period from the class's inception through December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception
Class N	10.62%	9.90%	9.90%
S&P 500® Index	25.02%	14.53%	14.25%
Russell 2500® Index	12.00%	8.77%	8.98%
Effective December 31, 2024, the S&P 500® Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Russell 2500® Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.
The Russell Index is a trademark of the London Stock Exchange Group companies.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$812,497,659
Total number of portfolio holdings	90
Net advisory fees paid	$4,533,429
Portfolio turnover rate as of the end of the reporting period	21%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund.
Top Ten Holdings
CyberArk Software, Ltd. (Israel)	2.3%
Texas Roadhouse, Inc.	2.1%
Piper Sandler Cos.	2.0%
BJ's Wholesale Club Holdings, Inc.	1.9%
Cavco Industries, Inc.	1.8%
Performance Food Group Co.	1.8%
Comfort Systems USA, Inc.	1.8%
API Group Corp.	1.7%
Globus Medical, Inc., Class A	1.6%
Dorman Products, Inc.	1.5%
Top Ten as a Group	18.5%
Portfolio Breakdown
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG GW&K Small/Mid Cap Core Fund
Class I/GWGIX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG GW&K Small/Mid Cap Core Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG GW&K Small/Mid Cap Core Fund (Class I/GWGIX)	$92	0.87%
Management's Discussion of Fund Performance
For the year ended December 31, 2024, the Fund's Class I shares returned 10.84%, compared to the Fund’s benchmark, the Russell 2500® Index, which returned 12.00%. The S&P 500® Index returned 25.02% over the same period.
MARKET OVERVIEW
•    Small/mid cap stocks, as measured by the Russell 2500® Index, delivered a respectable 12.00% annual gain, but trailed large caps, as measured by the S&P 500® Index return of 25.02%.
•    Small/mid caps failed to capture investor imagination in the way the Magnificent 7 and other large cap momentum stocks did outside of rallies in July and early November.
PERFORMANCE REVIEW
•    Information technology, industrials, and utilities were the most challenging sectors to performance due in equal parts to lagging portfolio holdings and lack of exposure to companies in the benchmark that performed strongly and the Fund did not own.
•    Notable top detractors from performance in those sectors included: Entegris, Inc. (-17%), Atkore Inc. (-40%), and Globant S.A. (-10%). The Fund exited its position in Atkore, Inc. during the period.
•    Health care, financials, and consumer staples made a notable positive impact on relative performance due to strong stock selection.
•    Notable top contributors in those sectors included: Globus Medical Inc. (+55%), Piper Sandler Companies (+74%), and BJ’s Wholesale Club, Inc. (+34%).
OUTLOOK
•   As we move through 2025, there will likely be periods of fear and euphoria around the incoming U.S. administration’s economic plans and their impact on inflation and interest rates. Current fears have pushed the 10-year Treasury yield close to its highest level in 15-20 years, pressuring U.S. small/mid caps. While we do not purport to call the near-term direction of rates or markets, we believe underinvestment in our asset class has created substantial opportunity, and we intend to use volatility to upgrade the quality of the portfolio.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted since the class's inception on June 30, 2015, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-year and five-year periods and the period from the class's inception through December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception
Class I	10.84%	10.12%	8.66%
S&P 500® Index	25.02%	14.53%	13.68%
Russell 2500® Index	12.00%	8.77%	8.79%
Effective December 31, 2024, the S&P 500® Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Russell 2500® Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.
The Russell Index is a trademark of the London Stock Exchange Group companies.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$812,497,659
Total number of portfolio holdings	90
Net advisory fees paid	$4,533,429
Portfolio turnover rate as of the end of the reporting period	21%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund.
Top Ten Holdings
CyberArk Software, Ltd. (Israel)	2.3%
Texas Roadhouse, Inc.	2.1%
Piper Sandler Cos.	2.0%
BJ's Wholesale Club Holdings, Inc.	1.9%
Cavco Industries, Inc.	1.8%
Performance Food Group Co.	1.8%
Comfort Systems USA, Inc.	1.8%
API Group Corp.	1.7%
Globus Medical, Inc., Class A	1.6%
Dorman Products, Inc.	1.5%
Top Ten as a Group	18.5%
Portfolio Breakdown
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG GW&K Small/Mid Cap Core Fund
Class Z/GWGZX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG GW&K Small/Mid Cap Core Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG GW&K Small/Mid Cap Core Fund (Class Z/GWGZX)	$86	0.82%
Management's Discussion of Fund Performance
For the year ended December 31, 2024, the Fund's Class Z shares returned 10.87%, compared to the Fund’s benchmark, the Russell 2500® Index, which returned 12.00%. The S&P 500® Index returned 25.02% over the same period.
MARKET OVERVIEW
•    Small/mid cap stocks, as measured by the Russell 2500® Index, delivered a respectable 12.00% annual gain, but trailed large caps, as measured by the S&P 500® Index return of 25.02%.
•    Small/mid caps failed to capture investor imagination in the way the Magnificent 7 and other large cap momentum stocks did outside of rallies in July and early November.
PERFORMANCE REVIEW
•    Information technology, industrials, and utilities were the most challenging sectors to performance due in equal parts to lagging portfolio holdings and lack of exposure to companies in the benchmark that performed strongly and the Fund did not own.
•    Notable top detractors from performance in those sectors included: Entegris, Inc. (-17%), Atkore Inc. (-40%), and Globant S.A. (-10%). The Fund exited its position in Atkore, Inc. during the period.
•    Health care, financials, and consumer staples made a notable positive impact on relative performance due to strong stock selection.
•    Notable top contributors in those sectors included: Globus Medical Inc. (+55%), Piper Sandler Companies (+74%), and BJ’s Wholesale Club, Inc. (+34%).
OUTLOOK
•   As we move through 2025, there will likely be periods of fear and euphoria around the incoming U.S. administration’s economic plans and their impact on inflation and interest rates. Current fears have pushed the 10-year Treasury yield close to its highest level in 15-20 years, pressuring U.S. small/mid caps. While we do not purport to call the near-term direction of rates or markets, we believe underinvestment in our asset class has created substantial opportunity, and we intend to use volatility to upgrade the quality of the portfolio.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted since the class's inception on February 24, 2017, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-year and five-year periods and the period from the class's inception through December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception
Class Z	10.87%	10.18%	10.17%
S&P 500® Index	25.02%	14.53%	14.25%
Russell 2500® Index	12.00%	8.77%	8.98%
Effective December 31, 2024, the S&P 500® Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Russell 2500® Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.
The Russell Index is a trademark of the London Stock Exchange Group companies.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$812,497,659
Total number of portfolio holdings	90
Net advisory fees paid	$4,533,429
Portfolio turnover rate as of the end of the reporting period	21%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund.
Top Ten Holdings
CyberArk Software, Ltd. (Israel)	2.3%
Texas Roadhouse, Inc.	2.1%
Piper Sandler Cos.	2.0%
BJ's Wholesale Club Holdings, Inc.	1.9%
Cavco Industries, Inc.	1.8%
Performance Food Group Co.	1.8%
Comfort Systems USA, Inc.	1.8%
API Group Corp.	1.7%
Globus Medical, Inc., Class A	1.6%
Dorman Products, Inc.	1.5%
Top Ten as a Group	18.5%
Portfolio Breakdown
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG Renaissance Large Cap Growth Fund
Class N/MRLTX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG Renaissance Large Cap Growth Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG Renaissance Large Cap Growth Fund (Class N/MRLTX)	$110	1.00%
Management's Discussion of Fund Performance
PERFORMANCE OVERVIEW
•    The Fund’s Class N shares advanced 20.81% for the calendar year that ended December 31, 2024, led by strong absolute returns in the Fund’s information technology, communication services, and consumer discretionary holdings.
•    The Fund’s holdings in health care and real estate were slightly negative contributors to performance for the year.
RELATIVE PERFORMANCE
•    The Fund underperformed the S&P 500® Index (the “Index”), which gained 25.02%. The benchmark is heavily weighted in mega-cap stocks, as the weighting of the 10 largest stocks in the Index advanced just under 40%. While these stocks contributed significantly to the overall Index return, the Fund’s equal-weighted portfolio strategy resulted in an underweighted position in many of these stocks.
•    Only 26.0% of the stocks in the Index outperformed the overall Index in 2024. The Index, on an equal-weighted basis, posted a return of 13.03% for 2024, far below the cap-weighted return of 25.02%.
TOP CONTRIBUTORS AND DETRACTORS
•    Stock selection in the communication services and materials sectors was the largest contributor to relative performance.
•    Stock selection in the information technology and health care sectors was the largest detractor from relative performance.
POSITIONING UPDATE
•    The Fund’s largest sectors are information technology, industrials, and financials. The Fund has no positions in the utilities or energy sectors.
•    The Fund has underweighted positions in mega-cap stocks, and the average market capitalization of the portfolio holdings is below that of the Index. While information technology stocks remain the largest sector allocation in the Fund, we continue to find good investment opportunities in other areas of the market as well.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class N	20.81%	15.02%	12.68%
S&P 500® Index	25.02%	14.53%	13.10%
Russell 1000® Growth Index	33.36%	18.96%	16.78%
Effective December 31, 2024, the S&P 500® Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Russell 1000® Growth Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.
The Russell Index is a trademark of the London Stock Exchange Group companies.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$139,305,065
Total number of portfolio holdings	57
Net advisory fees paid	$512,057
Portfolio turnover rate as of the end of the reporting period	47%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund.
Top Ten Holdings
Apple, Inc.	3.6%
Broadcom, Inc.	3.4%
Amazon.com, Inc.	2.8%
Microsoft Corp.	2.8%
Alphabet, Inc., Class A	2.4%
Netflix, Inc.	2.4%
Meta Platforms, Inc., Class A	2.3%
Arista Networks, Inc.	2.2%
Jabil, Inc.	2.1%
ServiceNow, Inc.	2.0%
Top Ten as a Group	26.0%
Portfolio Breakdown
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG Renaissance Large Cap Growth Fund
Class I/MRLSX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG Renaissance Large Cap Growth Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG Renaissance Large Cap Growth Fund (Class I/MRLSX)	$81	0.73%
Management's Discussion of Fund Performance
PERFORMANCE OVERVIEW
•    The Fund’s Class I shares advanced 21.12% for the calendar year that ended December 31, 2024, led by strong absolute returns in the Fund’s information technology, communication services, and consumer discretionary holdings.
•    The Fund’s holdings in health care and real estate were slightly negative contributors to performance for the year.
RELATIVE PERFORMANCE
•    The Fund underperformed the S&P 500® Index (the “Index”), which gained 25.02%. The benchmark is heavily weighted in mega-cap stocks, as the weighting of the 10 largest stocks in the Index advanced just under 40%. While these stocks contributed significantly to the overall Index return, the Fund’s equal-weighted portfolio strategy resulted in an underweighted position in many of these stocks.
•    Only 26.0% of the stocks in the Index outperformed the overall Index in 2024. The Index, on an equal-weighted basis, posted a return of 13.03% for 2024, far below the cap-weighted return of 25.02%.
TOP CONTRIBUTORS AND DETRACTORS
•    Stock selection in the communication services and materials sectors was the largest contributor to relative performance.
•    Stock selection in the information technology and health care sectors was the largest detractor from relative performance.
POSITIONING UPDATE
•    The Fund’s largest sectors are information technology, industrials, and financials. The Fund has no positions in the utilities or energy sectors.
•    The Fund has underweighted positions in mega-cap stocks, and the average market capitalization of the portfolio holdings is below that of the Index. While information technology stocks remain the largest sector allocation in the Fund, we continue to find good investment opportunities in other areas of the market as well.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class I	21.12%	15.32%	12.98%
S&P 500® Index	25.02%	14.53%	13.10%
Russell 1000® Growth Index	33.36%	18.96%	16.78%
Effective December 31, 2024, the S&P 500® Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Russell 1000® Growth Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.
The Russell Index is a trademark of the London Stock Exchange Group companies.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$139,305,065
Total number of portfolio holdings	57
Net advisory fees paid	$512,057
Portfolio turnover rate as of the end of the reporting period	47%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund.
Top Ten Holdings
Apple, Inc.	3.6%
Broadcom, Inc.	3.4%
Amazon.com, Inc.	2.8%
Microsoft Corp.	2.8%
Alphabet, Inc., Class A	2.4%
Netflix, Inc.	2.4%
Meta Platforms, Inc., Class A	2.3%
Arista Networks, Inc.	2.2%
Jabil, Inc.	2.1%
ServiceNow, Inc.	2.0%
Top Ten as a Group	26.0%
Portfolio Breakdown
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG Renaissance Large Cap Growth Fund
Class Z/MRLIX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG Renaissance Large Cap Growth Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG Renaissance Large Cap Growth Fund (Class Z/MRLIX)	$73	0.66%
Management's Discussion of Fund Performance
PERFORMANCE OVERVIEW
•    The Fund’s Class Z shares advanced 21.18% for the calendar year that ended December 31, 2024, led by strong absolute returns in the Fund’s information technology, communication services, and consumer discretionary holdings.
•    The Fund’s holdings in health care and real estate were slightly negative contributors to performance for the year.
RELATIVE PERFORMANCE
•    The Fund underperformed the S&P 500® Index (the “Index”), which gained 25.02%. The benchmark is heavily weighted in mega-cap stocks, as the weighting of the 10 largest stocks in the Index advanced just under 40%. While these stocks contributed significantly to the overall Index return, the Fund’s equal-weighted portfolio strategy resulted in an underweighted position in many of these stocks.
•    Only 26.0% of the stocks in the Index outperformed the overall Index in 2024. The Index, on an equal-weighted basis, posted a return of 13.03% for 2024, far below the cap-weighted return of 25.02%.
TOP CONTRIBUTORS AND DETRACTORS
•    Stock selection in the communication services and materials sectors was the largest contributor to relative performance.
•    Stock selection in the information technology and health care sectors was the largest detractor from relative performance.
POSITIONING UPDATE
•    The Fund’s largest sectors are information technology, industrials, and financials. The Fund has no positions in the utilities or energy sectors.
•    The Fund has underweighted positions in mega-cap stocks, and the average market capitalization of the portfolio holdings is below that of the Index. While information technology stocks remain the largest sector allocation in the Fund, we continue to find good investment opportunities in other areas of the market as well.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class Z	21.18%	15.40%	13.10%
S&P 500® Index	25.02%	14.53%	13.10%
Russell 1000® Growth Index	33.36%	18.96%	16.78%
Effective December 31, 2024, the S&P 500® Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Russell 1000® Growth Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.
The Russell Index is a trademark of the London Stock Exchange Group companies.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$139,305,065
Total number of portfolio holdings	57
Net advisory fees paid	$512,057
Portfolio turnover rate as of the end of the reporting period	47%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund.
Top Ten Holdings
Apple, Inc.	3.6%
Broadcom, Inc.	3.4%
Amazon.com, Inc.	2.8%
Microsoft Corp.	2.8%
Alphabet, Inc., Class A	2.4%
Netflix, Inc.	2.4%
Meta Platforms, Inc., Class A	2.3%
Arista Networks, Inc.	2.2%
Jabil, Inc.	2.1%
ServiceNow, Inc.	2.0%
Top Ten as a Group	26.0%
Portfolio Breakdown
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG TimesSquare International Small Cap Fund
Class N/TCMPX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG TimesSquare International Small Cap Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG TimesSquare International Small Cap Fund (Class N/TCMPX)	$132	1.31%
Management's Discussion of Fund Performance
For the year ended December 31, 2024, the Fund's Class N shares returned 1.45%, while its benchmark, the MSCI EAFE Small Cap Index, returned 1.82%. The MSCI EAFE Index returned 3.82% over the same period.
MARKET OVERVIEW
•   2024 was shaped by elections and central bank decisions, particularly in Q4, which saw non-U.S. market declines due to U.S. trade policy concerns. Despite this, the MSCI EAFE and MSCI Emerging Markets Indices finished the year up 4% and 8%, respectively.
FUND PERFORMANCE REVIEW
•    Regional performance within the Fund varied: Europe and the Middle East showed relative strength, while there was relative weakness in Japan and Asia Pacific ex Japan.
•    Japan’s underperformance stemmed from stock selection and currency headwinds. SMS Co., Ltd., a health care staffing agency, declined 37% due to higher hiring costs impacting operating profits and was sold in July. Conversely, Rakuten Bank, Japan’s leading digital bank, was the Fund’s top performer, surging 87%. This was driven by faster-than-expected growth, the Bank of Japan's July rate hike, and lower restructuring costs. The Fund exited its position in SMS Co., Ltd. during the period.
•    Emerging markets were significantly influenced by political events and numerous elections. Arcos Dorados Holdings, a major McDonald's franchisee in Latin America and the Caribbean, saw a 41% decline due to MFA (“Master Franchise Agreement”) concerns and currency headwinds, though a subsequent 20-year MFA renewal offered some respite.
•    Within Europe, there was relative strength in Sweden and France and relative weakness in Germany and Spain. The Fund’s European holdings offered balanced exposure to local growth and global niche players. While sensitive to global economic conditions, they benefited from attractive European valuations. The Unite Group, a U.K.-based purpose-built student accommodation (“PBSA”) company, demonstrated strong demand in its operational locations despite declining overseas student visa applications. While reporting moderate rental growth and confirming FY24 earnings per share (“EPS”) guidance at the top of its range, the Fund reduced its position following a 22% share price decline due to prevailing headwinds. Saab, a Swedish defense manufacturer, profited from increased global military spending, achieving strong revenue and margin growth. The Fund trimmed its position after a 41% gain.
OUTLOOK
•    Global markets will likely begin 2025 finding their footings when adapting to new governments, rate environments, and other geopolitical turbulence. While the U.S. Federal Reserve recently indicated it was finished easing for the near term, the new administration’s activities may change that in either direction. Meanwhile, Canada and Germany will have elections, which may alter the policies of two other G7 countries. While much remains uncertain (though when are the markets ever certain?), we are steadfast on the fundamentals: seeking to find well-run business models with improving economics, long runways of growth, and attractive valuations.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class N	1.45%	(1.58%)	3.43%
MSCI EAFE Index	3.82%	4.73%	5.20%
MSCI EAFE Small Cap Index	1.82%	2.30%	5.52%
Effective December 31, 2024, the MSCI EAFE Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the MSCI EAFE Small Cap Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
All MSCI data is provided "as is". The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$111,640,908
Total number of portfolio holdings	86
Net advisory fees paid	$1,044,129
Portfolio turnover rate as of the end of the reporting period	71%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and country allocation is shown as a percentage of total long-term investments of the Fund.
Top Ten Holdings
Integral Corp. (Japan)	2.6%
Azbil Corp. (Japan)	2.4%
ABC-Mart, Inc. (Japan)	2.2%
Food & Life Cos., Ltd. (Japan)	2.2%
Viscofan, S.A. (Spain)	2.1%
Daiei Kankyo Co., Ltd. (Japan)	2.1%
Nippon Gas Co., Ltd. (Japan)	2.0%
Konecranes Oyj (Finland)	2.0%
KDX Realty Investment Corp., REIT (Japan)	2.0%
St James's Place PLC (United Kingdom)	2.0%
Top Ten as a Group	21.6%
Portfolio Breakdown
Country Allocation
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG TimesSquare International Small Cap Fund
Class I/TQTIX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG TimesSquare International Small Cap Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG TimesSquare International Small Cap Fund (Class I/TQTIX)	$113	1.12%
Management's Discussion of Fund Performance
For the year ended December 31, 2024, the Fund's Class I shares returned 1.65%, while its benchmark, the MSCI EAFE Small Cap Index, returned 1.82%. The MSCI EAFE Index returned 3.82% over the same period.
MARKET OVERVIEW
•   2024 was shaped by elections and central bank decisions, particularly in Q4, which saw non-U.S. market declines due to U.S. trade policy concerns. Despite this, the MSCI EAFE and MSCI Emerging Markets Indices finished the year up 4% and 8%, respectively.
FUND PERFORMANCE REVIEW
•    Regional performance within the Fund varied: Europe and the Middle East showed relative strength, while there was relative weakness in Japan and Asia Pacific ex Japan.
•    Japan’s underperformance stemmed from stock selection and currency headwinds. SMS Co., Ltd., a health care staffing agency, declined 37% due to higher hiring costs impacting operating profits and was sold in July. Conversely, Rakuten Bank, Japan’s leading digital bank, was the Fund’s top performer, surging 87%. This was driven by faster-than-expected growth, the Bank of Japan's July rate hike, and lower restructuring costs. The Fund exited its position in SMS Co., Ltd. during the period.
•    Emerging markets were significantly influenced by political events and numerous elections. Arcos Dorados Holdings, a major McDonald's franchisee in Latin America and the Caribbean, saw a 41% decline due to MFA (“Master Franchise Agreement”) concerns and currency headwinds, though a subsequent 20-year MFA renewal offered some respite.
•    Within Europe, there was relative strength in Sweden and France and relative weakness in Germany and Spain. The Fund’s European holdings offered balanced exposure to local growth and global niche players. While sensitive to global economic conditions, they benefited from attractive European valuations. The Unite Group, a U.K.-based purpose-built student accommodation (“PBSA”) company, demonstrated strong demand in its operational locations despite declining overseas student visa applications. While reporting moderate rental growth and confirming FY24 earnings per share (“EPS”) guidance at the top of its range, the Fund reduced its position following a 22% share price decline due to prevailing headwinds. Saab, a Swedish defense manufacturer, profited from increased global military spending, achieving strong revenue and margin growth. The Fund trimmed its position after a 41% gain.
OUTLOOK
•    Global markets will likely begin 2025 finding their footings when adapting to new governments, rate environments, and other geopolitical turbulence. While the U.S. Federal Reserve recently indicated it was finished easing for the near term, the new administration’s activities may change that in either direction. Meanwhile, Canada and Germany will have elections, which may alter the policies of two other G7 countries. While much remains uncertain (though when are the markets ever certain?), we are steadfast on the fundamentals: seeking to find well-run business models with improving economics, long runways of growth, and attractive valuations.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted since the class's inception on February 24, 2017, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-year and five-year periods and the period from the class's inception through December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception
Class I	1.65%	(1.42%)	2.29%
MSCI EAFE Index	3.82%	4.73%	6.09%
MSCI EAFE Small Cap Index	1.82%	2.30%	4.87%
Effective December 31, 2024, the MSCI EAFE Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the MSCI EAFE Small Cap Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
All MSCI data is provided "as is". The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$111,640,908
Total number of portfolio holdings	86
Net advisory fees paid	$1,044,129
Portfolio turnover rate as of the end of the reporting period	71%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and country allocation is shown as a percentage of total long-term investments of the Fund.
Top Ten Holdings
Integral Corp. (Japan)	2.6%
Azbil Corp. (Japan)	2.4%
ABC-Mart, Inc. (Japan)	2.2%
Food & Life Cos., Ltd. (Japan)	2.2%
Viscofan, S.A. (Spain)	2.1%
Daiei Kankyo Co., Ltd. (Japan)	2.1%
Nippon Gas Co., Ltd. (Japan)	2.0%
Konecranes Oyj (Finland)	2.0%
KDX Realty Investment Corp., REIT (Japan)	2.0%
St James's Place PLC (United Kingdom)	2.0%
Top Ten as a Group	21.6%
Portfolio Breakdown
Country Allocation
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG TimesSquare International Small Cap Fund
Class Z/TCMIX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG TimesSquare International Small Cap Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG TimesSquare International Small Cap Fund (Class Z/TCMIX)	$107	1.06%
Management's Discussion of Fund Performance
For the year ended December 31, 2024, the Fund's Class Z shares returned 1.65%, while its benchmark, the MSCI EAFE Small Cap Index, returned 1.82%. The MSCI EAFE Index returned 3.82% over the same period.
MARKET OVERVIEW
•   2024 was shaped by elections and central bank decisions, particularly in Q4, which saw non-U.S. market declines due to U.S. trade policy concerns. Despite this, the MSCI EAFE and MSCI Emerging Markets Indices finished the year up 4% and 8%, respectively.
FUND PERFORMANCE REVIEW
•    Regional performance within the Fund varied: Europe and the Middle East showed relative strength, while there was relative weakness in Japan and Asia Pacific ex Japan.
•    Japan’s underperformance stemmed from stock selection and currency headwinds. SMS Co., Ltd., a health care staffing agency, declined 37% due to higher hiring costs impacting operating profits and was sold in July. Conversely, Rakuten Bank, Japan’s leading digital bank, was the Fund’s top performer, surging 87%. This was driven by faster-than-expected growth, the Bank of Japan's July rate hike, and lower restructuring costs. The Fund exited its position in SMS Co., Ltd. during the period.
•    Emerging markets were significantly influenced by political events and numerous elections. Arcos Dorados Holdings, a major McDonald's franchisee in Latin America and the Caribbean, saw a 41% decline due to MFA (“Master Franchise Agreement”) concerns and currency headwinds, though a subsequent 20-year MFA renewal offered some respite.
•    Within Europe, there was relative strength in Sweden and France and relative weakness in Germany and Spain. The Fund’s European holdings offered balanced exposure to local growth and global niche players. While sensitive to global economic conditions, they benefited from attractive European valuations. The Unite Group, a U.K.-based purpose-built student accommodation (“PBSA”) company, demonstrated strong demand in its operational locations despite declining overseas student visa applications. While reporting moderate rental growth and confirming FY24 earnings per share (“EPS”) guidance at the top of its range, the Fund reduced its position following a 22% share price decline due to prevailing headwinds. Saab, a Swedish defense manufacturer, profited from increased global military spending, achieving strong revenue and margin growth. The Fund trimmed its position after a 41% gain.
OUTLOOK
•    Global markets will likely begin 2025 finding their footings when adapting to new governments, rate environments, and other geopolitical turbulence. While the U.S. Federal Reserve recently indicated it was finished easing for the near term, the new administration’s activities may change that in either direction. Meanwhile, Canada and Germany will have elections, which may alter the policies of two other G7 countries. While much remains uncertain (though when are the markets ever certain?), we are steadfast on the fundamentals: seeking to find well-run business models with improving economics, long runways of growth, and attractive valuations.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class Z	1.65%	(1.33%)	3.67%
MSCI EAFE Index	3.82%	4.73%	5.20%
MSCI EAFE Small Cap Index	1.82%	2.30%	5.52%
Effective December 31, 2024, the MSCI EAFE Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the MSCI EAFE Small Cap Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
All MSCI data is provided "as is". The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$111,640,908
Total number of portfolio holdings	86
Net advisory fees paid	$1,044,129
Portfolio turnover rate as of the end of the reporting period	71%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and country allocation is shown as a percentage of total long-term investments of the Fund.
Top Ten Holdings
Integral Corp. (Japan)	2.6%
Azbil Corp. (Japan)	2.4%
ABC-Mart, Inc. (Japan)	2.2%
Food & Life Cos., Ltd. (Japan)	2.2%
Viscofan, S.A. (Spain)	2.1%
Daiei Kankyo Co., Ltd. (Japan)	2.1%
Nippon Gas Co., Ltd. (Japan)	2.0%
Konecranes Oyj (Finland)	2.0%
KDX Realty Investment Corp., REIT (Japan)	2.0%
St James's Place PLC (United Kingdom)	2.0%
Top Ten as a Group	21.6%
Portfolio Breakdown
Country Allocation
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG TimesSquare Mid Cap Growth Fund
Class N/TMDPX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG TimesSquare Mid Cap Growth Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG TimesSquare Mid Cap Growth Fund (Class N/TMDPX)	$117	1.11%
Management's Discussion of Fund Performance
For the year ended December 31, 2024, the Fund's Class N shares returned 10.57%, while its benchmark, the Russell Midcap® Growth Index, returned 22.10%. The S&P 500® Index returned 25.02% over the same period.
MARKET OVERVIEW
•    The U.S. election, particularly Donald Trump’s Republican Party victory, spurred a pro-business sentiment, boosting expectations for lower regulation and protectionist tariffs. This optimism led to strong performance in U.S. equities, especially in Q4.
•    The U.S. market environment broadly favored stocks with high momentum and volatility while penalizing value (defined by Barra’s U.S. risk factors).
FUND PERFORMANCE
•    The Fund’s performance was impacted by sector-specific challenges, but positive developments in select positions helped mitigate losses. Underperformance was concentrated in the information technology and health care sectors. Strength was seen in financials and consumer staples, partially offsetting the losses.
•    Within information technology, the Fund favored critical system providers and companies involved in productivity-enhancing technologies. Within the sector, Microchip Technology was a top detractor after it suffered a 32% drop due to a prolonged inventory correction and weak industrial/automotive markets. Marvell Technology Inc. was a positive contributor as it benefited from strong demand for data centers and artificial intelligence (“AI”), leading to an 82% stock price increase. The Fund exited its position in Microchip Technology during the period.
•    Within health care, the Fund is focused on companies with novel therapies or specialized services. Dexcom was initially promising, but dropped 44% due to disappointing results and lowered guidance after a new product launch. The Fund exited its position in Dexcom during the period.
•    Within financials, the Fund avoided banks facing credit risks, preferring asset managers or specialized insurers. Interactive Brokers experienced significant growth, with a 114% stock price increase due to rising client numbers and daily trades.
•    Within consumer staples, our emphasis was on value-oriented or specialty retailers. BJ’s Wholesale Club benefited from rising grocery prices and a surge in memberships, resulting in a 34% increase in stock price.
OUTLOOK
•   Looking ahead to 2025, market uncertainties remain, but the Fund’s strategy of focusing on well-managed companies with growth potential and attractive valuations will guide its approach. We remain committed to optimizing the portfolio to achieve long-term value.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class N	10.57%	10.56%	11.05%
S&P 500® Index	25.02%	14.53%	13.10%
Russell Midcap® Growth Index	22.10%	11.47%	11.54%
Effective December 31, 2024, the S&P 500® Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Russell Midcap® Growth Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.
The Russell Index is a trademark of the London Stock Exchange Group companies.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$1,364,019,914
Total number of portfolio holdings	79
Net advisory fees paid	$9,886,147
Portfolio turnover rate as of the end of the reporting period	48%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund.
Top Ten Holdings
HubSpot, Inc.	3.6%
Cencora, Inc.	2.7%
Verisk Analytics, Inc., Class A	2.5%
TPG, Inc.	2.4%
Cheniere Energy, Inc.	2.4%
Gartner, Inc.	2.3%
EMCOR Group, Inc.	2.3%
Veeva Systems, Inc., Class A	2.1%
CyberArk Software, Ltd. (Israel)	2.1%
Teradyne, Inc.	2.1%
Top Ten as a Group	24.5%
Portfolio Breakdown
Recent Fund Changes
This is a summary of certain changes to the Fund since January 1, 2024. For more information, you may review the Fund's prospectus at https://wealth.amg.com/literature. The Fund's prospectus is also available without charge by calling 800.548.4539 or by sending an e-mail request to shareholderservices@amg.com.
Effective July 1, 2024, the management fee for the Fund was reduced from 0.79% to 0.66%, which resulted in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s prior fee structure.
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG TimesSquare Mid Cap Growth Fund
Class I/TQMIX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG TimesSquare Mid Cap Growth Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG TimesSquare Mid Cap Growth Fund (Class I/TQMIX)	$101	0.96%
Management's Discussion of Fund Performance
For the year ended December 31, 2024, the Fund's Class I shares returned 10.72%, while its benchmark, the Russell Midcap® Growth Index, returned 22.10%. The S&P 500® Index returned 25.02% over the same period.
MARKET OVERVIEW
•    The U.S. election, particularly Donald Trump’s Republican Party victory, spurred a pro-business sentiment, boosting expectations for lower regulation and protectionist tariffs. This optimism led to strong performance in U.S. equities, especially in Q4.
•    The U.S. market environment broadly favored stocks with high momentum and volatility while penalizing value (defined by Barra’s U.S. risk factors).
FUND PERFORMANCE
•    The Fund’s performance was impacted by sector-specific challenges, but positive developments in select positions helped mitigate losses. Underperformance was concentrated in the information technology and health care sectors. Strength was seen in financials and consumer staples, partially offsetting the losses.
•    Within information technology, the Fund favored critical system providers and companies involved in productivity-enhancing technologies. Within the sector, Microchip Technology was a top detractor after it suffered a 32% drop due to a prolonged inventory correction and weak industrial/automotive markets. Marvell Technology Inc. was a positive contributor as it benefited from strong demand for data centers and artificial intelligence (“AI”), leading to an 82% stock price increase. The Fund exited its position in Microchip Technology during the period.
•    Within health care, the Fund is focused on companies with novel therapies or specialized services. Dexcom was initially promising, but dropped 44% due to disappointing results and lowered guidance after a new product launch. The Fund exited its position in Dexcom during the period.
•    Within financials, the Fund avoided banks facing credit risks, preferring asset managers or specialized insurers. Interactive Brokers experienced significant growth, with a 114% stock price increase due to rising client numbers and daily trades.
•    Within consumer staples, our emphasis was on value-oriented or specialty retailers. BJ’s Wholesale Club benefited from rising grocery prices and a surge in memberships, resulting in a 34% increase in stock price.
OUTLOOK
•   Looking ahead to 2025, market uncertainties remain, but the Fund’s strategy of focusing on well-managed companies with growth potential and attractive valuations will guide its approach. We remain committed to optimizing the portfolio to achieve long-term value.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted since the class's inception on February 24, 2017, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-year and five-year periods and the period from the class's inception through December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception
Class I	10.72%	10.72%	12.47%
S&P 500® Index	25.02%	14.53%	14.25%
Russell Midcap® Growth Index	22.10%	11.47%	12.99%
Effective December 31, 2024, the S&P 500® Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Russell Midcap® Growth Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.
The Russell Index is a trademark of the London Stock Exchange Group companies.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$1,364,019,914
Total number of portfolio holdings	79
Net advisory fees paid	$9,886,147
Portfolio turnover rate as of the end of the reporting period	48%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund.
Top Ten Holdings
HubSpot, Inc.	3.6%
Cencora, Inc.	2.7%
Verisk Analytics, Inc., Class A	2.5%
TPG, Inc.	2.4%
Cheniere Energy, Inc.	2.4%
Gartner, Inc.	2.3%
EMCOR Group, Inc.	2.3%
Veeva Systems, Inc., Class A	2.1%
CyberArk Software, Ltd. (Israel)	2.1%
Teradyne, Inc.	2.1%
Top Ten as a Group	24.5%
Portfolio Breakdown
Recent Fund Changes
This is a summary of certain changes to the Fund since January 1, 2024. For more information, you may review the Fund's prospectus at https://wealth.amg.com/literature. The Fund's prospectus is also available without charge by calling 800.548.4539 or by sending an e-mail request to shareholderservices@amg.com.
Effective July 1, 2024, the management fee for the Fund was reduced from 0.79% to 0.66%, which resulted in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s prior fee structure.
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG TimesSquare Mid Cap Growth Fund
Class Z/TMDIX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG TimesSquare Mid Cap Growth Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG TimesSquare Mid Cap Growth Fund (Class Z/TMDIX)	$96	0.91%
Management's Discussion of Fund Performance
For the year ended December 31, 2024, the Fund's Class Z shares returned 10.78%, while its benchmark, the Russell Midcap® Growth Index, returned 22.10%. The S&P 500® Index returned 25.02% over the same period.
MARKET OVERVIEW
•    The U.S. election, particularly Donald Trump’s Republican Party victory, spurred a pro-business sentiment, boosting expectations for lower regulation and protectionist tariffs. This optimism led to strong performance in U.S. equities, especially in Q4.
•    The U.S. market environment broadly favored stocks with high momentum and volatility while penalizing value (defined by Barra’s U.S. risk factors).
FUND PERFORMANCE
•    The Fund’s performance was impacted by sector-specific challenges, but positive developments in select positions helped mitigate losses. Underperformance was concentrated in the information technology and health care sectors. Strength was seen in financials and consumer staples, partially offsetting the losses.
•    Within information technology, the Fund favored critical system providers and companies involved in productivity-enhancing technologies. Within the sector, Microchip Technology was a top detractor after it suffered a 32% drop due to a prolonged inventory correction and weak industrial/automotive markets. Marvell Technology Inc. was a positive contributor as it benefited from strong demand for data centers and artificial intelligence (“AI”), leading to an 82% stock price increase. The Fund exited its position in Microchip Technology during the period.
•    Within health care, the Fund is focused on companies with novel therapies or specialized services. Dexcom was initially promising, but dropped 44% due to disappointing results and lowered guidance after a new product launch. The Fund exited its position in Dexcom during the period.
•    Within financials, the Fund avoided banks facing credit risks, preferring asset managers or specialized insurers. Interactive Brokers experienced significant growth, with a 114% stock price increase due to rising client numbers and daily trades.
•    Within consumer staples, our emphasis was on value-oriented or specialty retailers. BJ’s Wholesale Club benefited from rising grocery prices and a surge in memberships, resulting in a 34% increase in stock price.
OUTLOOK
•   Looking ahead to 2025, market uncertainties remain, but the Fund’s strategy of focusing on well-managed companies with growth potential and attractive valuations will guide its approach. We remain committed to optimizing the portfolio to achieve long-term value.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class Z	10.78%	10.78%	11.27%
S&P 500® Index	25.02%	14.53%	13.10%
Russell Midcap® Growth Index	22.10%	11.47%	11.54%
Effective December 31, 2024, the S&P 500® Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Russell Midcap® Growth Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.
The Russell Index is a trademark of the London Stock Exchange Group companies.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$1,364,019,914
Total number of portfolio holdings	79
Net advisory fees paid	$9,886,147
Portfolio turnover rate as of the end of the reporting period	48%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund.
Top Ten Holdings
HubSpot, Inc.	3.6%
Cencora, Inc.	2.7%
Verisk Analytics, Inc., Class A	2.5%
TPG, Inc.	2.4%
Cheniere Energy, Inc.	2.4%
Gartner, Inc.	2.3%
EMCOR Group, Inc.	2.3%
Veeva Systems, Inc., Class A	2.1%
CyberArk Software, Ltd. (Israel)	2.1%
Teradyne, Inc.	2.1%
Top Ten as a Group	24.5%
Portfolio Breakdown
Recent Fund Changes
This is a summary of certain changes to the Fund since January 1, 2024. For more information, you may review the Fund's prospectus at https://wealth.amg.com/literature. The Fund's prospectus is also available without charge by calling 800.548.4539 or by sending an e-mail request to shareholderservices@amg.com.
Effective July 1, 2024, the management fee for the Fund was reduced from 0.79% to 0.66%, which resulted in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s prior fee structure.
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG TimesSquare Small Cap Growth Fund
Class N/TSCPX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG TimesSquare Small Cap Growth Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG TimesSquare Small Cap Growth Fund (Class N/TSCPX)	$126	1.17%
Management's Discussion of Fund Performance
For the year ended December 31, 2024, the Fund's Class N shares returned 15.30%, while the benchmark, the Russell 2000® Growth Index, returned 15.15%. The S&P 500® Index returned 25.02% over the same period.
MARKET OVERVIEW
•    The U.S. election, particularly Donald Trump’s Republican Party victory, spurred a pro-business sentiment, boosting expectations for lower regulation and protectionist tariffs. This optimism led to strong performance in U.S. equities, especially in Q4.
•    The U.S. market environment broadly favored stocks with high momentum and volatility while penalizing value (defined by Barra’s U.S. risk factors).
FUND PERFORMANCE
•    The Fund performed generally in-line with the Russell 2000® Growth Index. Relative performance was impacted by sector-specific challenges, but positive developments in select positions helped mitigate losses. Our approach, which emphasizes fundamental growth and valuation with lower risk, was not favored.
•    The Fund outperformed in the information technology and consumer discretionary sectors, but performance was offset by weakness from the communications services and health care sectors.
•    Victory Capital, a global asset manager, was a top contributor with a 96% return in 2024. Its revenues and margins steadily improved throughout the year. A new long-term distribution agreement with a European financial firm is expected to broaden Victory Capital’s reach.
•    Synaptics, developer of human interface technologies, was a top detractor with a 33% decline. Most semiconductor stocks were sold off midyear, though the company’s end markets took longer to recover and resume prior order levels.
•    Bumble, a women-focused online mobile dating application, fell 65% while the position was held in 2024. User activity was weak, then declined, delaying revenue reacceleration. The position was sold.
•    Credo Technology, a maker of high-speed connectivity components for data infrastructure, rose 200%. Demand for its components steadily increased from data center builders.
OUTLOOK
•   Looking ahead to 2025, market uncertainties remain, but the Fund’s strategy of focusing on well-managed companies with growth potential and attractive valuations will guide its approach. We remain committed to optimizing the portfolio to achieve long-term value.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class N	15.30%	7.30%	8.67%
S&P 500® Index	25.02%	14.53%	13.10%
Russell 2000® Growth Index	15.15%	6.86%	8.09%
Effective December 31, 2024, the S&P 500® Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Russell 2000® Growth Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.
The Russell Index is a trademark of the London Stock Exchange Group companies.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$119,194,843
Total number of portfolio holdings	83
Net advisory fees paid	$1,136,174
Portfolio turnover rate as of the end of the reporting period	74%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund.
Top Ten Holdings
CyberArk Software, Ltd. (Israel)	3.3%
Casella Waste Systems, Inc., Class A	2.5%
Victory Capital Holdings, Inc., Class A	2.5%
Regal Rexnord Corp.	2.5%
Workiva, Inc.	2.3%
Esab Corp.	2.1%
Vertex, Inc., Class A	2.1%
Safety Insurance Group, Inc.	2.0%
BJ's Wholesale Club Holdings, Inc.	2.0%
Clearwater Analytics Holdings, Inc., Class A	1.9%
Top Ten as a Group	23.2%
Portfolio Breakdown
Recent Fund Changes
This is a summary of certain changes to the Fund since January 1, 2024. For more information, you may review the Fund's prospectus at https://wealth.amg.com/literature. The Fund's prospectus is also available without charge by calling 800.548.4539 or by sending an e-mail request to shareholderservices@amg.com.
Effective July 1, 2024, the following fee changes for the Fund took effect and resulted in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s prior fee structure: (i) the management fee for the Fund was reduced from 0.79% to 0.76%; and (ii) the Fund’s existing contractual expense limitation agreement with AMG Funds LLC (the “Investment Manager”) was replaced with a new contractual expense limitation agreement with the Investment Manager pursuant to which the Investment Manager agreed, through at least May 1, 2026, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.96% (reduced from 0.99%) of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances.
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG TimesSquare Small Cap Growth Fund
Class I/TSQIX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG TimesSquare Small Cap Growth Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG TimesSquare Small Cap Growth Fund (Class I/TSQIX)	$111	1.03%
Management's Discussion of Fund Performance
For the year ended December 31, 2024, the Fund's Class I shares returned 15.48%, while the benchmark, the Russell 2000® Growth Index, returned 15.15%. The S&P 500® Index returned 25.02% over the same period.
MARKET OVERVIEW
•    The U.S. election, particularly Donald Trump’s Republican Party victory, spurred a pro-business sentiment, boosting expectations for lower regulation and protectionist tariffs. This optimism led to strong performance in U.S. equities, especially in Q4.
•    The U.S. market environment broadly favored stocks with high momentum and volatility while penalizing value (defined by Barra’s U.S. risk factors).
FUND PERFORMANCE
•    The Fund performed generally in-line with the Russell 2000® Growth Index. Relative performance was impacted by sector-specific challenges, but positive developments in select positions helped mitigate losses. Our approach, which emphasizes fundamental growth and valuation with lower risk, was not favored.
•    The Fund outperformed in the information technology and consumer discretionary sectors, but performance was offset by weakness from the communications services and health care sectors.
•    Victory Capital, a global asset manager, was a top contributor with a 96% return in 2024. Its revenues and margins steadily improved throughout the year. A new long-term distribution agreement with a European financial firm is expected to broaden Victory Capital’s reach.
•    Synaptics, developer of human interface technologies, was a top detractor with a 33% decline. Most semiconductor stocks were sold off midyear, though the company’s end markets took longer to recover and resume prior order levels.
•    Bumble, a women-focused online mobile dating application, fell 65% while the position was held in 2024. User activity was weak, then declined, delaying revenue reacceleration. The position was sold.
•    Credo Technology, a maker of high-speed connectivity components for data infrastructure, rose 200%. Demand for its components steadily increased from data center builders.
OUTLOOK
•   Looking ahead to 2025, market uncertainties remain, but the Fund’s strategy of focusing on well-managed companies with growth potential and attractive valuations will guide its approach. We remain committed to optimizing the portfolio to achieve long-term value.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted since the class's inception on February 24, 2017, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-year and five-year periods and the period from the class's inception through December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception
Class I	15.48%	7.45%	9.52%
S&P 500® Index	25.02%	14.53%	14.25%
Russell 2000® Growth Index	15.15%	6.86%	8.51%
Effective December 31, 2024, the S&P 500® Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Russell 2000® Growth Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.
The Russell Index is a trademark of the London Stock Exchange Group companies.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$119,194,843
Total number of portfolio holdings	83
Net advisory fees paid	$1,136,174
Portfolio turnover rate as of the end of the reporting period	74%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund.
Top Ten Holdings
CyberArk Software, Ltd. (Israel)	3.3%
Casella Waste Systems, Inc., Class A	2.5%
Victory Capital Holdings, Inc., Class A	2.5%
Regal Rexnord Corp.	2.5%
Workiva, Inc.	2.3%
Esab Corp.	2.1%
Vertex, Inc., Class A	2.1%
Safety Insurance Group, Inc.	2.0%
BJ's Wholesale Club Holdings, Inc.	2.0%
Clearwater Analytics Holdings, Inc., Class A	1.9%
Top Ten as a Group	23.2%
Portfolio Breakdown
Recent Fund Changes
This is a summary of certain changes to the Fund since January 1, 2024. For more information, you may review the Fund's prospectus at https://wealth.amg.com/literature. The Fund's prospectus is also available without charge by calling 800.548.4539 or by sending an e-mail request to shareholderservices@amg.com.
Effective July 1, 2024, the following fee changes for the Fund took effect and resulted in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s prior fee structure: (i) the management fee for the Fund was reduced from 0.79% to 0.76%; and (ii) the Fund’s existing contractual expense limitation agreement with AMG Funds LLC (the “Investment Manager”) was replaced with a new contractual expense limitation agreement with the Investment Manager pursuant to which the Investment Manager agreed, through at least May 1, 2026, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.96% (reduced from 0.99%) of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances.
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG TimesSquare Small Cap Growth Fund
Class Z/TSCIX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG TimesSquare Small Cap Growth Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG TimesSquare Small Cap Growth Fund (Class Z/TSCIX)	$105	0.97%
Management's Discussion of Fund Performance
For the year ended December 31, 2024, the Fund's Class Z shares returned 15.53%, while the benchmark, the Russell 2000® Growth Index, returned 15.15%. The S&P 500® Index returned 25.02% over the same period.
MARKET OVERVIEW
•    The U.S. election, particularly Donald Trump’s Republican Party victory, spurred a pro-business sentiment, boosting expectations for lower regulation and protectionist tariffs. This optimism led to strong performance in U.S. equities, especially in Q4.
•    The U.S. market environment broadly favored stocks with high momentum and volatility while penalizing value (defined by Barra’s U.S. risk factors).
FUND PERFORMANCE
•    The Fund performed generally in-line with the Russell 2000® Growth Index. Relative performance was impacted by sector-specific challenges, but positive developments in select positions helped mitigate losses. Our approach, which emphasizes fundamental growth and valuation with lower risk, was not favored.
•    The Fund outperformed in the information technology and consumer discretionary sectors, but performance was offset by weakness from the communications services and health care sectors.
•    Victory Capital, a global asset manager, was a top contributor with a 96% return in 2024. Its revenues and margins steadily improved throughout the year. A new long-term distribution agreement with a European financial firm is expected to broaden Victory Capital’s reach.
•    Synaptics, developer of human interface technologies, was a top detractor with a 33% decline. Most semiconductor stocks were sold off midyear, though the company’s end markets took longer to recover and resume prior order levels.
•    Bumble, a women-focused online mobile dating application, fell 65% while the position was held in 2024. User activity was weak, then declined, delaying revenue reacceleration. The position was sold.
•    Credo Technology, a maker of high-speed connectivity components for data infrastructure, rose 200%. Demand for its components steadily increased from data center builders.
OUTLOOK
•   Looking ahead to 2025, market uncertainties remain, but the Fund’s strategy of focusing on well-managed companies with growth potential and attractive valuations will guide its approach. We remain committed to optimizing the portfolio to achieve long-term value.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class Z	15.53%	7.54%	8.90%
S&P 500® Index	25.02%	14.53%	13.10%
Russell 2000® Growth Index	15.15%	6.86%	8.09%
Effective December 31, 2024, the S&P 500® Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Russell 2000® Growth Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.
The Russell Index is a trademark of the London Stock Exchange Group companies.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$119,194,843
Total number of portfolio holdings	83
Net advisory fees paid	$1,136,174
Portfolio turnover rate as of the end of the reporting period	74%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund.
Top Ten Holdings
CyberArk Software, Ltd. (Israel)	3.3%
Casella Waste Systems, Inc., Class A	2.5%
Victory Capital Holdings, Inc., Class A	2.5%
Regal Rexnord Corp.	2.5%
Workiva, Inc.	2.3%
Esab Corp.	2.1%
Vertex, Inc., Class A	2.1%
Safety Insurance Group, Inc.	2.0%
BJ's Wholesale Club Holdings, Inc.	2.0%
Clearwater Analytics Holdings, Inc., Class A	1.9%
Top Ten as a Group	23.2%
Portfolio Breakdown
Recent Fund Changes
This is a summary of certain changes to the Fund since January 1, 2024. For more information, you may review the Fund's prospectus at https://wealth.amg.com/literature. The Fund's prospectus is also available without charge by calling 800.548.4539 or by sending an e-mail request to shareholderservices@amg.com.
Effective July 1, 2024, the following fee changes for the Fund took effect and resulted in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s prior fee structure: (i) the management fee for the Fund was reduced from 0.79% to 0.76%; and (ii) the Fund’s existing contractual expense limitation agreement with AMG Funds LLC (the “Investment Manager”) was replaced with a new contractual expense limitation agreement with the Investment Manager pursuant to which the Investment Manager agreed, through at least May 1, 2026, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.96% (reduced from 0.99%) of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances.
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG Yacktman Focused Fund
Class N/YAFFX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG Yacktman Focused Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG Yacktman Focused Fund (Class N/YAFFX)	$125	1.25%
Management's Discussion of Fund Performance
For the 12 months ending December 31, 2024, the Fund's Class N shares returned 0.72%, lagging the 14.37% return of the Russell 1000® Value Index and the 25.02% return of the S&P 500® Index.
PERFORMANCE REVIEW
•    2024 proved to be a challenging performance period for the Fund, as some of its core portfolio companies underperformed the market. The broad market returns in the U.S. continue to be driven largely by multiple expansion, not underlying business results. While we are happy with the underlying business performance of several of our largest holdings, the share price returns of those companies did not follow in 2024.
TOP CONTRIBUTORS
•    Fox saw considerable growth in Fox News viewership and gained share in the cable news market. Fox has avoided streaming wars with its competitors and has grown its free, ad-supported streaming platform Tubi. Fox benefited from its NFL rights and is well positioned in sports streaming.
•    Charles Schwab remains a core position in the portfolio. We believe the company’s business remains  attractive with a recurring, fee-based revenue model. Charles Schwab significantly grew client assets during 2024.
•    Alphabet has continued to participate in the market enthusiasm for artificial intelligence (AI) leaders. The company has an enviable position in online search with one of the largest moats in advertising in the market. YouTube continues to be a leader in the streaming market with a vast catalog of user-generated content.
TOP DETRACTORS
•    Samsung Electronics is a global leader in key areas of the technology industry: memory chips, foundry, and mobile phones. The company has not yet participated in AI markets like its  peers  SK hynix/Micron, Taiwan Semiconductor Manufacturing Company Limited (TSMC), and Apple have in their respective businesses. Samsung Electronics offers a way to potentially participate in each of these  markets associated with AI at an attractive valuation.
•    Bolloré has three sources of value: a position in Vivendi, a position in Universal Music Group, and a large cash balance. The economic share count is less than half of the reported shares outstanding. We believe Bolloré’s businesses continue to perform well, and the fundamental value of the company continues to grow.
•    Canadian Natural Resources is a leading oil sands producer. We believe the company’s management team is among the best in the industry, and have proven to be exceptional capital allocators.
FUND POSITIONING
•    The Fund remains concentrated with the top 10 positions representing 50.5% of the Fund’s  net assets as of December 31, 2024. The Fund remains focused on seeking to produce strong risk-adjusted returns over a full market cycle.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class N	0.72%	8.05%	8.63%
S&P 500® Index	25.02%	14.53%	13.10%
Russell 1000® Value Index	14.37%	8.68%	8.49%
Effective December 31, 2024, the S&P 500® Index was designated as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Russell 1000® Value Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.
The Russell Index is a trademark of the London Stock Exchange Group companies.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$2,929,341,673
Total number of portfolio holdings	55
Net advisory fees paid	$30,763,692
Portfolio turnover rate as of the end of the reporting period	5%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and country allocation is shown as a percentage of total long-term investments of the Fund.
Top Ten Holdings
Bolloré SE (France)	10.4%
Samsung Electronics Co., Ltd., 2.480% (South Korea)	9.0%
Canadian Natural Resources, Ltd. (Canada)	8.3%
Microsoft Corp.	4.2%
U-Haul Holding Co., Non-Voting Shares	3.9%
Fox Corp., Class B	3.6%
KT&G Corp. (South Korea)	3.0%
The Procter & Gamble Co.	2.8%
The Charles Schwab Corp.	2.8%
PepsiCo, Inc.	2.5%
Top Ten as a Group	50.5%
Portfolio Breakdown
Country Allocation
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG Yacktman Focused Fund
Class I/YAFIX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG Yacktman Focused Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG Yacktman Focused Fund (Class I/YAFIX)	$107	1.07%
Management's Discussion of Fund Performance
For the 12 months ending December 31, 2024, the Fund's Class I shares returned 0.88%, lagging the 14.37% return of the Russell 1000® Value Index and the 25.02% return of the S&P 500® Index.
PERFORMANCE REVIEW
•    2024 proved to be a challenging performance period for the Fund, as some of its core portfolio companies underperformed the market. The broad market returns in the U.S. continue to be driven largely by multiple expansion, not underlying business results. While we are happy with the underlying business performance of several of our largest holdings, the share price returns of those companies did not follow in 2024.
TOP CONTRIBUTORS
•    Fox saw considerable growth in Fox News viewership and gained share in the cable news market. Fox has avoided streaming wars with its competitors and has grown its free, ad-supported streaming platform Tubi. Fox benefited from its NFL rights and is well positioned in sports streaming.
•    Charles Schwab remains a core position in the portfolio. We believe the company’s business remains  attractive with a recurring, fee-based revenue model. Charles Schwab significantly grew client assets during 2024.
•    Alphabet has continued to participate in the market enthusiasm for artificial intelligence (AI) leaders. The company has an enviable position in online search with one of the largest moats in advertising in the market. YouTube continues to be a leader in the streaming market with a vast catalog of user-generated content.
TOP DETRACTORS
•    Samsung Electronics is a global leader in key areas of the technology industry: memory chips, foundry, and mobile phones. The company has not yet participated in AI markets like its  peers  SK hynix/Micron, Taiwan Semiconductor Manufacturing Company Limited (TSMC), and Apple have in their respective businesses. Samsung Electronics offers a way to potentially participate in each of these  markets associated with AI at an attractive valuation.
•    Bolloré has three sources of value: a position in Vivendi, a position in Universal Music Group, and a large cash balance. The economic share count is less than half of the reported shares outstanding. We believe Bolloré’s businesses continue to perform well, and the fundamental value of the company continues to grow.
•    Canadian Natural Resources is a leading oil sands producer. We believe the company’s management team is among the best in the industry, and have proven to be exceptional capital allocators.
FUND POSITIONING
•    The Fund remains concentrated with the top 10 positions representing 50.5% of the Fund’s  net assets as of December 31, 2024. The Fund remains focused on seeking to produce strong risk-adjusted returns over a full market cycle.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class I	0.88%	8.25%	8.83%
S&P 500® Index	25.02%	14.53%	13.10%
Russell 1000® Value Index	14.37%	8.68%	8.49%
Effective December 31, 2024, the S&P 500® Index was designated as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Russell 1000® Value Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.
The Russell Index is a trademark of the London Stock Exchange Group companies.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$2,929,341,673
Total number of portfolio holdings	55
Net advisory fees paid	$30,763,692
Portfolio turnover rate as of the end of the reporting period	5%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and country allocation is shown as a percentage of total long-term investments of the Fund.
Top Ten Holdings
Bolloré SE (France)	10.4%
Samsung Electronics Co., Ltd., 2.480% (South Korea)	9.0%
Canadian Natural Resources, Ltd. (Canada)	8.3%
Microsoft Corp.	4.2%
U-Haul Holding Co., Non-Voting Shares	3.9%
Fox Corp., Class B	3.6%
KT&G Corp. (South Korea)	3.0%
The Procter & Gamble Co.	2.8%
The Charles Schwab Corp.	2.8%
PepsiCo, Inc.	2.5%
Top Ten as a Group	50.5%
Portfolio Breakdown
Country Allocation
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG Yacktman Fund
Class I/YACKX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG Yacktman Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG Yacktman Fund (Class I/YACKX)	$73	0.71%
Management's Discussion of Fund Performance
For the 12 months ending December 31, 2024, the Fund's Class I shares returned 4.91%, lagging the 14.37% return of the Russell 1000® Value Index and the 25.02% return of the S&P 500® Index.
PERFORMANCE REVIEW
•    2024 proved to be a challenging performance period for the Fund, as some of its core portfolio companies underperformed the market. The broad market returns in the U.S. continue to be driven largely by multiple expansion, not underlying business results. While we are happy with the underlying business performance of several of our largest holdings, the share price returns of those companies did not follow in 2024.
TOP CONTRIBUTORS
•    Charles Schwab remains a core position in the portfolio. We believe the company’s business remains  attractive with a recurring, fee-based revenue model. Charles Schwab significantly grew client assets during 2024.
•    Alphabet has continued to participate in the market enthusiasm for artificial intelligence (AI) leaders. The company has an enviable position in online search with one of the largest moats in advertising in the market. YouTube continues to be a leader in the streaming market with a vast catalog of user-generated content.
•    Fox saw considerable growth in Fox News viewership and gained share in the cable news market. Fox has avoided streaming wars with its competitors and has grown its free, ad-supported streaming platform Tubi. Fox benefited from its NFL rights and is well positioned in sports streaming.
TOP DETRACTORS
•    Samsung Electronics is a global leader in key areas of the technology industry: memory chips, foundry, and mobile phones. The company has not yet participated in AI markets like its peers SK hynix/Micron Technology, Inc., Taiwan Semiconductor Manufacturing Company Limited (TSMC), and Apple have in their respective businesses. Samsung Electronics offers a way to potentially participate in each of these markets associated with AI at an attractive valuation.
•    Bolloré has three sources of value: a position in Vivendi, a position in Universal Music Group, and a large cash balance. The economic share count is less than half of the reported shares outstanding. We believe Bolloré’s businesses continue to perform well, and the fundamental value of the company continues to grow.
•    Elevance Health is a diversified health service and health insurance company that was impacted by recent negative sentiment about the health insurance sector overall.
FUND POSITIONING
•    The Fund remains relatively concentrated with the top 10 positions representing 39.0% of the Fund’s net assets as of December 31, 2024. The Fund remains focused on seeking to produce strong risk-adjusted returns over a full market cycle.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class I	4.91%	9.11%	8.77%
S&P 500® Index	25.02%	14.53%	13.10%
Russell 1000® Value Index	14.37%	8.68%	8.49%
Effective December 31, 2024, the S&P 500® Index was designated as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Russell 1000® Value Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.
The Russell Index is a trademark of the London Stock Exchange Group companies.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$7,401,207,305
Total number of portfolio holdings	66
Net advisory fees paid	$35,531,310
Portfolio turnover rate as of the end of the reporting period	6%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and country allocation is shown as a percentage of total long-term investments of the Fund.
Top Ten Holdings
Bolloré SE (France)	7.9%
Canadian Natural Resources, Ltd. (Canada)	6.8%
Samsung Electronics Co., Ltd., 2.480% (South Korea)	4.7%
Microsoft Corp.	3.9%
The Procter & Gamble Co.	2.8%
The Charles Schwab Corp.	2.8%
U-Haul Holding Co., Non-Voting Shares	2.6%
Cognizant Technology Solutions Corp., Class A	2.5%
PepsiCo, Inc.	2.5%
Alphabet, Inc., Class C	2.5%
Top Ten as a Group	39.0%
Portfolio Breakdown
Country Allocation
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG Yacktman Global Fund
Class N/YFSNX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG Yacktman Global Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG Yacktman Global Fund (Class N/YFSNX)	$111	1.13%
Management's Discussion of Fund Performance
For the 12 months ending December 31, 2024, the Fund's Class N shares returned (3.14%), underperforming the 18.67% return of the MSCI World Index.
PERFORMANCE REVIEW
2024 proved to be a challenging performance period for the Fund, as some of its core portfolio companies underperformed the market. Global equity market returns continue to be driven largely by multiple expansion among large cap U.S. companies, not underlying business results. While we are happy with the underlying business performance of several of our largest holdings, the share price returns of those companies did not follow in 2024.
TOP CONTRIBUTORS
•    Total Energy Services continues its  recovery from COVID-19 lows to reaching recent highs in 2024. Capital spent on equipment upgrades should translate to further growth.
•    Fox saw considerable growth in Fox News viewership and gained share in the cable news market. Fox has avoided streaming wars with its competitors and has grown its free, ad-supported streaming platform Tubi. Fox benefited from its NFL rights and is well positioned in sports streaming.
•    Hyundai Motor achieved record annual revenue and continues to offer an attractive valuation plus dividends. The company began its three-year value-up plan announced in August 2024, which includes ongoing share buybacks.
TOP DETRACTORS
•    Samsung Electronics is a global leader in key areas of the technology industry: memory chips, foundry, and mobile phones. The company has not yet participated in artificial intelligence (AI) markets like its  peers  SK hynix/Micron, Taiwan Semiconductor Manufacturing Company Limited (TSMC), and Apple have in their respective businesses. Samsung Electronics offers a way to potentially participate in each of these markets associated with artificial intelligence (AI) at an attractive valuation.
•    Samsung C&T Corporation is the  holding company of the various Samsung companies, and the performance of Samsung Electronics as well as the strength of the U.S. dollar detracted from performance.
•    LG Household & Health Care is still on track to cancel a substantial percentage of treasury shares by 2027.
FUND POSITIONING
•    The Fund remains concentrated in stocks largely outside the U.S. with the top 10 positions representing 53.2% of the Fund’s net assets as of December 31, 2024. The Fund remains focused on seeking to produce strong risk-adjusted returns over a full market cycle.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted since the class's inception on January 30, 2017, as compared to the performance of a broad based index. The performance table below shows the average annual total returns of the class of shares noted for the past one-year and five-year periods and the period from the class's inception through December 31, 2024. It also shows the average total returns of a broad based index over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception
Class N	(3.14%)	6.43%	9.46%
MSCI World Index	18.67%	11.17%	11.48%
All MSCI data is provided "as is". The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$150,565,544
Total number of portfolio holdings	57
Net advisory fees paid	$1,177,685
Portfolio turnover rate as of the end of the reporting period	8%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and country allocation is shown as a percentage of total long-term investments of the Fund.
Top Ten Holdings
Bolloré SE (France)	11.0%
Samsung Electronics Co., Ltd., 2.480% (South Korea)	6.5%
Canadian Natural Resources, Ltd. (Canada)	6.4%
Total Energy Services, Inc. (Canada)	5.3%
Cie de L'Odet SE (France)	4.9%
HI-LEX Corp. (Japan)	4.5%
Samsung C&T Corp. (South Korea)	4.4%
Hyundai Mobis Co., Ltd. (South Korea)	3.7%
Unit Corp. (United States)	3.4%
Hyundai Motor Co., 9.360% (South Korea)	3.1%
Top Ten as a Group	53.2%
Portfolio Breakdown
Country Allocation
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG Yacktman Global Fund
Class I/YFSIX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG Yacktman Global Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG Yacktman Global Fund (Class I/YFSIX)	$92	0.93%
Management's Discussion of Fund Performance
For the 12 months ending December 31, 2024, the Fund's Class I shares returned (3.01%), underperforming the 18.67% return of the MSCI World Index.
PERFORMANCE REVIEW
2024 proved to be a challenging performance period for the Fund, as some of its core portfolio companies underperformed the market. Global equity market returns continue to be driven largely by multiple expansion among large cap U.S. companies, not underlying business results. While we are happy with the underlying business performance of several of our largest holdings, the share price returns of those companies did not follow in 2024.
TOP CONTRIBUTORS
•    Total Energy Services continues its  recovery from COVID-19 lows to reaching recent highs in 2024. Capital spent on equipment upgrades should translate to further growth.
•    Fox saw considerable growth in Fox News viewership and gained share in the cable news market. Fox has avoided streaming wars with its competitors and has grown its free, ad-supported streaming platform Tubi. Fox benefited from its NFL rights and is well positioned in sports streaming.
•    Hyundai Motor achieved record annual revenue and continues to offer an attractive valuation plus dividends. The company began its three-year value-up plan announced in August 2024, which includes ongoing share buybacks.
TOP DETRACTORS
•    Samsung Electronics is a global leader in key areas of the technology industry: memory chips, foundry, and mobile phones. The company has not yet participated in artificial intelligence (AI) markets like its  peers  SK hynix/Micron, Taiwan Semiconductor Manufacturing Company Limited (TSMC), and Apple have in their respective businesses. Samsung Electronics offers a way to potentially participate in each of these markets associated with artificial intelligence (AI) at an attractive valuation.
•    Samsung C&T Corporation is the  holding company of the various Samsung companies, and the performance of Samsung Electronics as well as the strength of the U.S. dollar detracted from performance.
•    LG Household & Health Care is still on track to cancel a substantial percentage of treasury shares by 2027.
FUND POSITIONING
•    The Fund remains concentrated in stocks largely outside the U.S. with the top 10 positions representing 53.2% of the Fund’s net assets as of December 31, 2024. The Fund remains focused on seeking to produce strong risk-adjusted returns over a full market cycle.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted since the class's inception on January 30, 2017, as compared to the performance of a broad based index. The performance table below shows the average annual total returns of the class of shares noted for the past one-year and five-year periods and the period from the class's inception through December 31, 2024. It also shows the average total returns of a broad based index over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception
Class I	(3.01%)	6.60%	9.56%
MSCI World Index	18.67%	11.17%	11.48%
All MSCI data is provided "as is". The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$150,565,544
Total number of portfolio holdings	57
Net advisory fees paid	$1,177,685
Portfolio turnover rate as of the end of the reporting period	8%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and country allocation is shown as a percentage of total long-term investments of the Fund.
Top Ten Holdings
Bolloré SE (France)	11.0%
Samsung Electronics Co., Ltd., 2.480% (South Korea)	6.5%
Canadian Natural Resources, Ltd. (Canada)	6.4%
Total Energy Services, Inc. (Canada)	5.3%
Cie de L'Odet SE (France)	4.9%
HI-LEX Corp. (Japan)	4.5%
Samsung C&T Corp. (South Korea)	4.4%
Hyundai Mobis Co., Ltd. (South Korea)	3.7%
Unit Corp. (United States)	3.4%
Hyundai Motor Co., 9.360% (South Korea)	3.1%
Top Ten as a Group	53.2%
Portfolio Breakdown
Country Allocation
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG Yacktman Special Opportunities Fund
Class I/YASSX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG Yacktman Special Opportunities Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG Yacktman Special Opportunities Fund (Class I/YASSX)	$83	0.81%
Management's Discussion of Fund Performance
For the twelve months ending December 31, 2024, the Fund's Class I shares returned 5.95%, behind the 16.29% increase of the MSCI ACWI All Cap Index.
PERFORMANCE REVIEW
2024 proved to be a challenging performance period for the Fund, as some of its core portfolio companies underperformed the market. Global equity market returns continue to be driven largely by multiple expansion among large cap U.S. companies, not underlying business results. While we are happy with the underlying business performance of several of our largest holdings, the share price returns of those companies did not follow in 2024.
TOP CONTRIBUTORS
•    Total Energy Services continues its  recovery from COVID-19 lows to reaching recent highs in 2024. Capital spent on equipment upgrades potentially should translate to further growth.
•    In December, Omni Bridgeway announced a transformational transaction to monetize some of its litigation finance investments at an attractive payback, allowing debt paydown and validating management’s valuation of the case book.
•    Hargreaves Services PLC has transitioned the business away from its legacy coal division towards long-term service contracts and real estate operations. The market seems to be finally warming up to the newly revamped business.
TOP DETRACTORS
•    Delfi Limited suffered from raw material inflation impacting its market-leading chocolate business in Indonesia. Over time, the company expects to pass through the cost to consumers by adjusting its product mix and raising prices.
•    America’s Car-Mart faced a difficult environment for buy-here-pay-here dealership, forcing a painful equity raise in October. More recent loan underwriting appears to be back to historic performance levels and we believe should positively impact returns going forward.
•    Unit Corporation paid another special dividend to end the year. Profits were hit by falling energy prices and weak market rates in its rig division. We believe a  pristine balance sheet will help  support the company through any further energy price volatility and ensure that the robust shareholder return program continues.
FUND POSITIONING
The Fund remains concentrated in small-cap value stocks largely outside of the U.S. The Fund holds 47 long-term investments with a median market cap of $239M, with 53.8% of the Fund’s net assets invested in its top ten holdings as of December 31, 2024. This positioning— concentrated in small undiscovered companies—stands out relative to the Index and its peers.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted since the class's inception on June 30, 2015, as compared to the performance of a broad based index. The performance table below shows the average annual total returns of the class of shares noted for the past one-year and five-year periods and the period from the class's inception through December 31, 2024. It also shows the average total returns of a broad based index over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception
Class I	5.95%	5.77%	7.02%
MSCI ACWI All Cap Index	16.29%	9.63%	9.10%
All MSCI data is provided "as is". The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$33,808,029
Total number of portfolio holdings	47
Net advisory fees paid	$196,949
Portfolio turnover rate as of the end of the reporting period	10%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and country allocation is shown as a percentage of total long-term investments of the Fund.
Top Ten Holdings
Omni Bridgeway, Ltd. (Australia)	9.0%
Arrow Exploration Corp. (Canada)	6.5%
Cie de L'Odet SE (France)	5.8%
Total Energy Services, Inc. (Canada)	5.6%
Macfarlane Group PLC (United Kingdom)	5.1%
Italian Wine Brands S.p.A (Italy)	4.7%
Fila S.p.A. (Italy)	4.6%
Legacy Housing Corp. (United States)	4.4%
Texhong International Group, Ltd. (Hong Kong)	4.2%
Delfi, Ltd. (Singapore)	3.9%
Top Ten as a Group	53.8%
Portfolio Breakdown
Country Allocation
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG Yacktman Special Opportunities Fund
Class Z/YASLX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG Yacktman Special Opportunities Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG Yacktman Special Opportunities Fund (Class Z/YASLX)	$73	0.71%
Management's Discussion of Fund Performance
For the twelve months ending December 31, 2024, the Fund's Class Z shares returned 5.95%, behind the 16.29% increase of the MSCI ACWI All Cap Index.
PERFORMANCE REVIEW
2024 proved to be a challenging performance period for the Fund, as some of its core portfolio companies underperformed the market. Global equity market returns continue to be driven largely by multiple expansion among large cap U.S. companies, not underlying business results. While we are happy with the underlying business performance of several of our largest holdings, the share price returns of those companies did not follow in 2024.
TOP CONTRIBUTORS
•    Total Energy Services continues its  recovery from COVID-19 lows to reaching recent highs in 2024. Capital spent on equipment upgrades potentially should translate to further growth.
•    In December, Omni Bridgeway announced a transformational transaction to monetize some of its litigation finance investments at an attractive payback, allowing debt paydown and validating management’s valuation of the case book.
•    Hargreaves Services PLC has transitioned the business away from its legacy coal division towards long-term service contracts and real estate operations. The market seems to be finally warming up to the newly revamped business.
TOP DETRACTORS
•    Delfi Limited suffered from raw material inflation impacting its market-leading chocolate business in Indonesia. Over time, the company expects to pass through the cost to consumers by adjusting its product mix and raising prices.
•    America’s Car-Mart faced a difficult environment for buy-here-pay-here dealership, forcing a painful equity raise in October. More recent loan underwriting appears to be back to historic performance levels and we believe should positively impact returns going forward.
•    Unit Corporation paid another special dividend to end the year. Profits were hit by falling energy prices and weak market rates in its rig division. We believe a  pristine balance sheet will help  support the company through any further energy price volatility and ensure that the robust shareholder return program continues.
FUND POSITIONING
The Fund remains concentrated in small-cap value stocks largely outside of the U.S. The Fund holds 47 long-term investments with a median market cap of $239M, with 53.8% of the Fund’s net assets invested in its top ten holdings as of December 31, 2024. This positioning— concentrated in small undiscovered companies—stands out relative to the Index and its peers.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of a broad based index. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2024. It also shows the average total returns of a broad based index over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class Z	5.95%	5.87%	6.66%
MSCI ACWI All Cap Index	16.29%	9.63%	8.98%
All MSCI data is provided "as is". The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$33,808,029
Total number of portfolio holdings	47
Net advisory fees paid	$196,949
Portfolio turnover rate as of the end of the reporting period	10%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and country allocation is shown as a percentage of total long-term investments of the Fund.
Top Ten Holdings
Omni Bridgeway, Ltd. (Australia)	9.0%
Arrow Exploration Corp. (Canada)	6.5%
Cie de L'Odet SE (France)	5.8%
Total Energy Services, Inc. (Canada)	5.6%
Macfarlane Group PLC (United Kingdom)	5.1%
Italian Wine Brands S.p.A (Italy)	4.7%
Fila S.p.A. (Italy)	4.6%
Legacy Housing Corp. (United States)	4.4%
Texhong International Group, Ltd. (Hong Kong)	4.2%
Delfi, Ltd. (Singapore)	3.9%
Top Ten as a Group	53.8%
Portfolio Breakdown
Country Allocation
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

(b)	Not applicable.

Item 2. CODE OF ETHICS

Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code of Ethics that relates to any element of the code of ethics definition enumerated in paragraph (c) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (d) of Item 2 of Form N-CSR. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board has determined that independent Trustee Mr. Steven J. Paggioli qualifies as the Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund - AMG Funds	Fiscal 2024	Fiscal 2023
AMG GW&K Municipal Enhanced Yield Fund	$35,325	$34,220
AMG GW&K Small Cap Core Fund	$33,780	$32,460
AMG GW&K Municipal Bond Fund	$49,680	$47,904
AMG GW&K Small/Mid Cap Core Fund	$38,472	$36,332
AMG GW&K Small Cap Value Fund	$35,394	$33,826
AMG TimesSquare Mid Cap Growth Fund	$42,724	$39,299
AMG TimesSquare Small Cap Growth Fund	$35,085	$33,860
AMG TimesSquare International Small Cap Fund	$31,770	$31,600
AMG Renaissance Large Cap Growth Fund	$28,924	$27,473
AMG Yacktman Focused Fund	$68,846	$66,954
AMG Yacktman Fund	$112,752	$108,395
AMG Yacktman Special Opportunities Fund	$31,289	$30,139
AMG Yacktman Global Fund	$31,457	$30,086
AMG GW&K Municipal Enhanced SMA Shares	$35,795	$31,039

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in their two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to a Fund (not including any Subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to a Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund - AMG Funds	Fiscal 2024	Fiscal 2023
AMG GW&K Municipal Enhanced Yield Fund	$7,175	$7,030
AMG GW&K Small Cap Core Fund	$7,175	$7,030
AMG GW&K Municipal Bond Fund	$7,175	$7,030
AMG GW&K Small/Mid Cap Core Fund	$7,175	$7,030
AMG GW&K Small Cap Value Fund	$7,175	$7,030
AMG TimesSquare Mid Cap Growth Fund	$7,175	$7,030
AMG TimesSquare Small Cap Growth Fund	$7,175	$7,030
AMG TimesSquare International Small Cap Fund	$8,535	$8,370
AMG Renaissance Large Cap Growth Fund	$7,175	$7,030
AMG Yacktman Focused Fund	$7,175	$7,030
AMG Yacktman Fund	$7,175	$7,030
AMG Yacktman Special Opportunities Fund	$7,175	$7,030
AMG Yacktman Global Fund	$8,535	$8,370
AMG GW&K Municipal Enhanced SMA Shares	$7,175	$7,030

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2024 and $0 for fiscal 2023, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2024 and 2023 for non-audit services rendered to the Funds and Fund Service Providers were $143,170 and $141,100, respectively. For the fiscal year ended December 31, 2024, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $40,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2023, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $40,000 in additional fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. INVESTMENTS

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

ANNUAL FINANCIAL STATEMENTS

AMG Funds December 31, 2024

AMG GW&K ESG Bond Fund

Class N: MGFIX | Class I: MGBIX

AMG GW&K Municipal Bond Fund

Class N: GWMTX | Class I: GWMIX

AMG GW&K Municipal Enhanced Yield Fund

Class N: GWMNX | Class I: GWMEX | Class Z: GWMZX

wealth.amg.com	123124 AR088

AMG Funds Annual Financial Statements — December 31, 2024

TABLE OF CONTENTS	PAGE

FINANCIAL STATEMENTS

Schedules of Portfolio Investments

AMG GW&K ESG Bond Fund	2

AMG GW&K Municipal Bond Fund	7

AMG GW&K Municipal Enhanced Yield Fund	12

Statement of Assets and Liabilities	15

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	17

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	18

Detail of changes in assets for the past two fiscal years

Financial Highlights	19

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	26

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35

OTHER INFORMATION	36

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments December 31, 2024

	Principal Amount	Value

Corporate Bonds and Notes - 46.4%

Basic Materials - 2.7%

Air Products and Chemicals, Inc. 2.700%, 05/15/40	$1,900,000	$1,355,210

Avient Corp. 6.250%, 11/01/31[1]	1,575,000	1,553,563

Celanese US Holdings LLC 6.800%, 11/15/30[2]	2,049,000	2,121,073

Cleveland-Cliffs, Inc. 7.000%, 03/15/32[1,3]	2,000,000	1,964,221

FMG Resources August 2006 Pty, Ltd. (Australia) 4.500%, 09/15/27[1]	2,000,000	1,934,044

Methanex Corp. (Canada) 5.125%, 10/15/27	1,205,000	1,179,334

Total Basic Materials		10,107,445

Communications - 2.5%

CCO Holdings LLC/CCO Holdings Capital Corp. 4.500%, 05/01/32	2,500,000	2,150,407

Cisco Systems, Inc. 5.500%, 01/15/40	1,400,000	1,411,420

Comcast Corp. 4.650%, 02/15/33	1,517,000	1,465,260

Lamar Media Corp. 4.875%, 01/15/29	2,950,000	2,834,042

Verizon Communications, Inc. 5.500%, 02/23/54	1,625,000	1,554,954

Total Communications		9,416,083

Consumer, Cyclical - 9.1%

Advance Auto Parts, Inc. 1.750%, 10/01/27[3]	1,100,000	982,086

Air Canada (Canada) 3.875%, 08/15/26[1]	1,180,000	1,146,500

Aramark Services, Inc. 5.000%, 02/01/28[1]	2,520,000	2,448,840

Bath & Body Works, Inc. 6.875%, 11/01/35	940,000	961,822

Caesars Entertainment, Inc. 6.500%, 02/15/32[1]	975,000	979,401

Hasbro, Inc. 3.900%, 11/19/29	2,855,000	2,682,539

The Home Depot, Inc. 5.875%, 12/16/36	1,450,000	1,524,750

KB Home 4.800%, 11/15/29	1,222,000	1,152,048
6.875%, 06/15/27	1,326,000	1,354,075

M/I Homes, Inc. 3.950%, 02/15/30	335,000	302,159
4.950%, 02/01/28	1,000,000	966,064

Marriott Ownership Resorts, Inc. 4.750%, 01/15/28[3]	1,600,000	1,537,641

	Principal Amount	Value

Mattel, Inc. 3.750%, 04/01/29[1]	$1,075,000	$1,012,100
6.200%, 10/01/40	911,000	897,641

MGM Resorts International 6.125%, 09/15/29[3]	1,000,000	998,744

Murphy Oil USA, Inc. 4.750%, 09/15/29	1,050,000	996,330

Penske Automotive Group, Inc. 3.750%, 06/15/29	1,750,000	1,590,392

PulteGroup, Inc. 6.000%, 02/15/35	2,050,000	2,094,895

Sally Holdings LLC/Sally Capital, Inc. 6.750%, 03/01/32	1,553,000	1,555,677

Toll Brothers Finance Corp. 4.875%, 03/15/27	1,000,000	999,164

Travel + Leisure Co. 4.625%, 03/01/30[1]	575,000	533,599
6.000%, 04/01/27[2]	475,000	475,080

United Airlines, Inc. Pass-Through Trust Series 2024-1, AA, 5.450%, 02/15/37	1,915,000	1,917,671

VF Corp. 6.000%, 10/15/33[3]	2,050,000	1,968,274

Walmart, Inc. 4.050%, 06/29/48	1,850,000	1,519,636

Yum! Brands, Inc. 3.625%, 03/15/31[3]	1,110,000	981,303

Total Consumer, Cyclical		33,578,431

Consumer, Non-cyclical - 8.1%

Advocate Health & Hospitals Corp. 4.272%, 08/15/48	1,670,000	1,388,707

Anheuser-Busch InBev Worldwide, Inc. 4.375%, 04/15/38	1,900,000	1,718,001

APi Group DE, Inc. 4.125%, 07/15/29[1]	1,255,000	1,146,998

Ashtead Capital, Inc. 1.500%, 08/12/26[1]	1,486,000	1,405,852

Centene Corp. 3.375%, 02/15/30	3,170,000	2,823,455

CommonSpirit Health 3.347%, 10/01/29	825,000	768,416

Elanco Animal Health, Inc. 6.650%, 08/28/28[2]	950,000	963,152

Encompass Health Corp. 4.750%, 02/01/30[3]	1,050,000	995,422

The Ford Foundation Series 2020, 2.415%, 06/01/50	2,690,000	1,574,153

HCA, Inc. 3.500%, 09/01/30	3,050,000	2,770,012

Kraft Heinz Foods Co. 4.625%, 10/01/39	2,480,000	2,218,543

The accompanying notes are an integral part of these financial statements.

2

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Consumer, Non-cyclical - 8.1% (continued)

Prime Security Services Borrower LLC/Prime Finance, Inc. 5.750%, 04/15/26[1]	$1,400,000	$1,399,216

Sysco Corp. 2.400%, 02/15/30	1,825,000	1,609,574

Teleflex, Inc. 4.250%, 06/01/28[1]	2,045,000	1,939,987

Tenet Healthcare Corp. 4.625%, 06/15/28	1,735,000	1,660,373

Teva Pharmaceutical Finance Netherlands III, B.V. (Netherlands) 5.125%, 05/09/29[3]	2,300,000	2,245,996

The Campbell’s Company 2.375%, 04/24/30[3]	1,830,000	1,605,629

United Rentals North America, Inc. 3.875%, 02/15/31[3]	2,150,000	1,920,683

Total Consumer, Non-cyclical		30,154,169

Financials - 11.8%

Aircastle, Ltd./Aircastle Ireland DAC (Bermuda) 5.750%, 10/01/31[1]	1,975,000	1,988,293

Bank of America Corp.
MTN, (4.330% to 03/15/49 then 3 month SOFR + 1.782%), 4.330%, 03/15/50[4,5]	2,775,000	2,271,671
(5.872% to 09/15/33 then SOFR + 1.840%), 5.872%, 09/15/34[4,5]	3,050,000	3,132,484

The Bank of New York Mellon Corp. Series H, (3.700% to 03/20/26 then U.S. Treasury Yield Curve CMT 5 year + 3.352%), 3.700%, 03/20/26[3,4,5,6]	2,165,000	2,099,141

The Charles Schwab Corp. Series G, (5.375% to 06/01/25 then U.S. Treasury Yield Curve CMT 5 year + 4.971%), 5.375%, 06/01/25[4,5,6]	1,750,000	1,740,681

Citigroup, Inc.
Series P, (5.950% to 05/15/25 then 3 month SOFR + 4.167%), 5.950%, 05/15/25[4,5,6]	1,450,000	1,448,500
Series T, (6.250% to 08/15/26 then 3 month SOFR + 4.779%), 6.250%, 08/15/26[4,5,6]	825,000	825,396

Discover Financial Services (7.964% to 11/02/33 then SOFR Index + 3.370%), 7.964%, 11/02/34[4,5]	1,950,000	2,228,576

Huntington Bancshares, Inc. (4.443% to 08/04/27 then SOFR + 1.970%), 4.443%, 08/04/28[3,4,5]	1,580,000	1,563,822

JPMorgan Chase & Co. (3.157% to 04/22/41 then SOFR + 1.460%), 3.157%, 04/22/42[4,5]	2,710,000	1,989,848

KeyCorp, MTN 4.100%, 04/30/28	1,595,000	1,543,298

	Principal Amount	Value

M&T Bank Corp. (7.413% to 10/30/28 then SOFR + 2.800%), 7.413%, 10/30/29[3,4,5]	$1,837,000	$1,969,152

MetLife, Inc. Series G, (3.850% to 09/15/25 then U.S. Treasury Yield Curve CMT 5 year + 3.576%), 3.850%, 09/15/25[3,4,5,6]	1,880,000	1,845,728

Morgan Stanley (4.431% to 01/23/29 then 3 month SOFR + 1.890%), 4.431%, 01/23/30[4,5]	2,048,000	1,993,233

OneMain Finance Corp. 6.625%, 01/15/28	950,000	961,761

The PNC Financial Services Group, Inc. (5.068% to 01/24/33 then SOFR + 1.933%), 5.068%, 01/24/34[4,5]	2,386,000	2,324,466

SBA Communications Corp. 3.875%, 02/15/27	1,015,000	971,684

SLM Corp. 3.125%, 11/02/26	3,365,000	3,209,960

Starwood Property Trust, Inc. 4.375%, 01/15/27[1]	1,775,000	1,716,141

Truist Financial Corp., MTN (5.867% to 06/08/33 then SOFR + 2.361%), 5.867%, 06/08/34[4,5]	2,213,000	2,253,055

US Bancorp (5.775% to 06/12/28 then SOFR + 2.020%), 5.775%, 06/12/29[4,5]	1,900,000	1,942,915

Wells Fargo & Co. Series U, 5.875%, 06/15/25[5,6]	3,578,000	3,571,521

Total Financials		43,591,326

Industrials - 6.7%

AECOM 5.125%, 03/15/27	1,150,000	1,138,962

Ball Corp. 2.875%, 08/15/30	3,625,000	3,102,116

BWX Technologies, Inc. 4.125%, 06/30/28[1]	1,210,000	1,132,888

Clean Harbors, Inc. 4.875%, 07/15/27[1]	1,270,000	1,244,166

Coherent Corp. 5.000%, 12/15/29[1,3]	2,000,000	1,908,585

Crown Americas LLC/Crown Americas Capital Corp. V 4.250%, 09/30/26[3]	1,650,000	1,609,371

Graphic Packaging International LLC 3.500%, 03/01/29[1]	2,600,000	2,374,813

Jacobs Engineering Group, Inc. 5.900%, 03/01/33	3,568,000	3,614,736

L3Harris Technologies, Inc. 5.050%, 06/01/29	897,000	896,796

The accompanying notes are an integral part of these financial statements.

3

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 6.7% (continued)

Mueller Water Products, Inc. 4.000%, 06/15/29[1]	$3,000,000	$2,771,632

Owens Corning 7.000%, 12/01/36[2]	1,800,000	1,999,373

Sonoco Products Co. 2.850%, 02/01/32[3]	1,822,000	1,547,975

United Parcel Service, Inc. 6.200%, 01/15/38	1,500,000	1,606,905

Total Industrials		24,948,318

Technology - 4.0%

Broadcom, Inc. 4.300%, 11/15/32	1,870,000	1,763,678

Dell International LLC/EMC Corp. 8.100%, 07/15/36	972,000	1,152,131

Kyndryl Holdings, Inc. 3.150%, 10/15/31[3]	2,375,000	2,059,434

Microsoft Corp. 2.525%, 06/01/50	2,450,000	1,507,724

MSCI, Inc. 3.250%, 08/15/33[1]	2,015,000	1,702,385

Open Text Holdings, Inc. 4.125%, 02/15/30[1]	1,125,000	1,020,235

Seagate HDD Cayman (Cayman Islands) 4.125%, 01/15/31[3]	1,000,000	900,764

SK Hynix, Inc. (South Korea) 2.375%, 01/19/31[1]	2,800,000	2,346,061

Twilio, Inc. 3.625%, 03/15/29	600,000	551,793
3.875%, 03/15/31	2,194,000	1,967,698

Total Technology		14,971,903

Utilities - 1.5%

DPL, Inc. 4.350%, 04/15/29	1,000,000	931,418

Duke Energy Corp. 2.550%, 06/15/31	3,410,000	2,911,430

National Rural Utilities Cooperative Finance Corp. 1.350%, 03/15/31	2,160,000	1,734,146

Total Utilities		5,576,994

Total Corporate Bonds and Notes
(Cost $182,785,154)		172,344,669

Asset-Backed Securities - 3.5%

American Express Credit Account Master Trust Series 2022-4, Class A 4.950%, 10/15/27	2,145,000	2,152,908

Compass Datacenters Issuer II LLC Series 2024-1A, Class A1 5.250%, 02/25/49[1]	3,050,000	3,033,896

	Principal Amount	Value

Ford Credit Auto Owner Trust Series 2022-B, Class A4 3.930%, 08/15/27	$2,353,000	$2,341,717

John Deere Owner Trust Series 2022-A, Class A4 2.490%, 01/16/29	2,206,000	2,173,286

Santander Drive Auto Receivables Trust
Series 2020-4, Class D 1.480%, 01/15/27	182,541	182,148
Series 2022-7, Class B 5.950%, 01/17/28	2,100,000	2,113,194

Toyota Auto Receivables Owner Trust Series 2021-B, Class A4 0.530%, 10/15/26	803,123	791,843

Total Asset-Backed Securities
(Cost $12,766,198)		12,788,992

Mortgage-Backed Securities - 2.9%

Chase Home Lending Mortgage Trust Series Series 2024-1, Class A6 6.500%, 01/25/55[1,5]	1,161,441	1,169,942

DATA Mortgage Trust Series 2023-CNTR, Class A 5.728%, 08/12/43[1,5]	1,900,000	1,923,540

FREMF Mortgage Trust Series 2016-K53, Class B 4.024%, 03/25/49[1,5]	2,300,000	2,270,865

GS Mortgage-Backed Securities Corp. Trust
Series 2021-PJ4, Class A6 2.500%, 09/25/51[1,5]	2,695,225	2,470,576
Series 2021-PJ9, Class A8 2.500%, 02/26/52[1,5]	1,547,607	1,348,945

JP Morgan Mortgage Trust Series 2021-7, Class A6 2.500%, 11/25/51[1,5]	1,883,376	1,725,708

Total Mortgage-Backed Securities
(Cost $10,913,557)		10,909,576

Municipal Bonds - 3.8%

California Health Facilities Financing Authority 4.190%, 06/01/37	3,395,000	3,077,128

California State General Obligation, School Improvements, Build America Bonds 7.550%, 04/01/39	2,280,000	2,695,036

Dallas Fort Worth International Airport, Series A 4.507%, 11/01/51	1,000,000	866,689

JobsOhio Beverage System, Series A 2.833%, 01/01/38	3,700,000	2,937,583

New Jersey Economic Development Authority, Pension Funding, Series A (National Insured) 7.425%, 02/15/29	3,300,000	3,490,331

The accompanying notes are an integral part of these financial statements.

4

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Municipal Bonds - 3.8% (continued)

Port Authority of New York & New Jersey 6.040%, 12/01/29	$800,000	$847,367

Total Municipal Bonds
(Cost $16,494,553)		13,914,134

U.S. Government and Agency Obligations - 42.6%

Fannie Mae - 18.0%

FNMA 3.500%, 02/01/35 to 02/01/51	29,151,882	26,709,091
4.000%, 07/01/44 to 06/01/49	18,083,878	16,846,246
4.500%, 05/01/48 to 11/01/52	7,333,158	7,030,489
5.000%, 05/01/50	2,346,761	2,308,486
5.500%, 11/01/52 to 07/01/53	8,468,122	8,420,298
6.500%, 02/01/54	5,163,810	5,353,427

Total Fannie Mae		66,668,037

Freddie Mac - 13.2%

FHLMC 2.000%, 03/01/36	6,785,120	6,015,307
3.000%, 04/01/51	14,081,079	12,115,500
3.500%, 02/01/50	7,653,287	6,859,355
4.500%, 10/01/48 to 12/01/48	8,340,811	7,957,222
5.500%, 07/01/53	6,055,128	6,053,670

Freddie Mac REMICS
Series 5106, Class KA 2.000%, 03/25/41	4,138,478	3,831,585
Series 5297, Class DA 5.000%, 12/25/52	1,906,103	1,864,842

Freddie Mac STACR REMIC Trust
Series 2022-DNA1, Class M1A (1 month SOFR + 1.000%), 5.569%, 01/25/42[1,5]	2,736,903	2,737,881
Series 2024-DNA1, Class M1 (1 month SOFR + 1.350%), 5.919%, 02/25/44[1,5]	1,717,514	1,720,291

Total Freddie Mac		49,155,653

Ginnie Mae - 0.5%

GNMA
Series 2023-111, Class FD (1 month SOFR + 1.000%, Cap 7.000%, Floor 1.000%), 5.605%, 08/20/53[5]	1,907,725	1,909,423

U.S. Treasury Obligations - 10.9%

U.S. Treasury Bonds 1.250%, 05/15/50	5,625,000	2,666,728
1.875%, 02/15/51	14,997,000	8,339,644
2.250%, 05/15/41	15,859,000	11,254,251
2.500%, 02/15/46	2,096,000	1,433,327
3.125%, 05/15/48	10,968,000	8,215,747
3.500%, 02/15/39	756,000	662,643
3.625%, 02/15/53	4,760,000	3,867,455

	Principal Amount	Value

U.S. Treasury Bonds 3.875%, 02/15/43	$4,324,000	$3,815,185

Total U.S. Treasury Obligations		40,254,980

Total U.S. Government and Agency Obligations
(Cost $187,050,964)		157,988,093

Short-Term Investments - 3.5%

Joint Repurchase Agreements - 3.5%[7]

Bethesda Securities LLC, dated 12/31/24, due 01/02/25, 4.600% total to be received $3,201,531 (collateralized by various U.S. Government Agency Obligations, 2.500% -7.311%, 10/01/27 - 11/01/54, totaling $3,264,727)	3,200,713	3,200,713

Cantor Fitzgerald Securities, Inc., dated 12/31/24, due 01/02/25, 4.600% total to be received $3,202,247 (collateralized by various U.S. Government Agency Obligations, 2.000% -7.000%, 10/01/29 - 02/01/57, totaling $3,265,458)	3,201,429	3,201,429

Daiwa Capital Markets America, dated 12/31/24, due 01/02/25, 4.470% total to be received $130,529 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 03/27/25 -01/01/55, totaling $133,107)	130,497	130,497

Marex Capital Markets, Inc., dated 12/31/24, due 01/02/25, 4.630% total to be received $3,202,252 (collateralized by various U.S. Government Agency Obligations, 2.500% -6.500%, 11/01/51 - 12/01/54, totaling $3,265,458)	3,201,429	3,201,429

State of Wisconsin Investment Board, dated 12/31/24, due 01/02/25, 4.740% total to be received $3,202,272 (collateralized by various U.S. Treasuries, 0.125% - 3.625%, 01/15/26 -02/15/53, totaling $3,256,903)	3,201,429	3,201,429

Total Joint Repurchase Agreements		12,935,497

Repurchase Agreements - 0.0%#

Fixed Income Clearing Corp., dated 12/31/24, due 01/02/25, 4.100% total to be received $256,058 (collateralized by a U.S. Treasury Note, 4.500%, 12/31/31, totaling $261,192)	256,000	256,000

Total Short-Term Investments
(Cost $13,191,497)		13,191,497

Total Investments - 102.7%
(Cost $423,201,923)		381,136,961

Other Assets, less Liabilities - (2.7)%		(10,060,027)

Net Assets - 100.0%		$371,076,934

The accompanying notes are an integral part of these financial statements.

5

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

#	Less than 0.05%.
[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the value of these securities amounted to $54,071,164 or 14.6% of net assets.

[2]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[3]

Some of these securities, amounting to $18,018,452 or 4.9% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[4]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2024. Rate will reset at a future date.
[5]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[6]	Perpetuity Bond. The date shown represents the next call date.
[7]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

CMT	Constant Maturity Treasury
DAC	Designated Activity Co.
FHLMC	Freddie Mac
FNMA	Fannie Mae
GNMA	Ginnie Mae
MTN	Medium-Term Note
National Insured	National Public Finance Guarantee Corp.
REMICS	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STACR	Structured Agency Credit Risk

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2024:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Corporate Bonds and Notes†	–	$172,344,669	–	$172,344,669

Asset-Backed Securities	–	12,788,992	–	12,788,992

Mortgage-Backed Securities	–	10,909,576	–	10,909,576

Municipal Bonds	–	13,914,134	–	13,914,134

U.S. Government and Agency Obligations†	–	157,988,093	–	157,988,093

Short-Term Investments

Joint Repurchase Agreements	–	12,935,497	–	12,935,497

Repurchase Agreements	–	256,000	–	256,000

Total Investments in Securities	–	$381,136,961	–	$381,136,961

†

All corporate bonds and notes and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2024, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

6

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments December 31, 2024

	Principal Amount	Value

Municipal Bonds - 100.2%

Alabama - 1.4%

Alabama Public School and College Authority, Series A 5.000%, 11/01/34	$7,500,000	$8,181,451

County of Jefferson 5.250%, 10/01/49	5,810,000	6,224,456

Total Alabama		14,405,907

Arizona - 1.3%

Arizona Board of Regents 5.000%, 08/01/31	3,400,000	3,793,095

City of Glendale 5.000%, 07/01/36	4,920,000	5,603,717

Maricopa County Industrial Development Authority, Series D, 5.000%, 12/01/40	2,150,000	2,358,439
5.000%, 12/01/41	1,000,000	1,092,039

Total Arizona		12,847,290

California - 1.5%

California Municipal Finance Authority, Community Medical Centers, Series A 5.000%, 02/01/31	900,000	921,123

San Francisco City & County Airport Commission, San Francisco International Airport, Series A, 5.000%, 05/01/32	3,000,000	3,226,511
5.000%, 05/01/34	5,010,000	5,255,164
5.000%, 05/01/35	5,800,000	6,069,692

Total California		15,472,490

Colorado - 0.4%

Colorado Health Facilities Authority, Series A 5.000%, 08/01/33	4,260,000	4,514,467

Connecticut - 3.1%

Connecticut State Health & Educational Facilities Authority, 5.000%, 07/01/31	6,205,000	6,726,374
5.000%, 07/01/33	2,750,000	2,968,061
5.000%, 07/01/34	3,100,000	3,323,343

State of Connecticut Special Tax Obligation, Transportation Infrastructure, Series A 5.000%, 01/01/30	10,180,000	10,734,335

State of Connecticut Special Tax Obligation, Transportation Infrastructure, Series B 5.000%, 10/01/35	7,500,000	7,909,257

Total Connecticut		31,661,370

District of Columbia - 1.1%

District of Columbia, Series B, 5.000%, 06/01/31	5,080,000	5,405,672
5.000%, 08/01/35	5,000,000	5,743,052

Total District of Columbia		11,148,724

	Principal Amount	Value

Florida - 6.5%

City of Tallahassee Utility System Revenue, Series A 5.000%, 10/01/36	$3,000,000	$3,407,155

County of Miami-Dade Aviation Revenue, Series A 5.000%, 10/01/35	5,000,000	5,372,184

Escambia County Health Facilities Authority 5.000%, 08/15/37	6,000,000	6,245,909

Florida Development Finance Corp. 4.000%, 11/15/33	10,000,000	10,263,707

Florida Housing Finance Corp., Series 3, (GNMA FNMA FHLMC) 4.500%, 07/01/44	5,000,000	4,942,626

Florida’s Turnpike Enterprise, Department of Transportation, Series C 5.000%, 07/01/28	7,075,000	7,285,851

Lee County Industrial Development Authority, Series 1 5.000%, 04/01/34	3,145,000	3,306,491

Miami-Dade County Educational Facilities Authority, Series B 5.250%, 04/01/36[1]	5,000,000	5,721,647

Orange County Health Facilities Authority, Series A 5.000%, 10/01/31	4,525,000	4,645,504

Pasco County School Board 5.000%, 10/01/38	3,250,000	3,651,329

State Board of Administration Finance Corp., Series A 5.526%, 07/01/34	10,000,000	10,100,191

Total Florida		64,942,594

Hawaii - 0.8%

City & County Honolulu Wastewater System Revenue, Series A, 5.000%, 07/01/36[1]	2,500,000	2,828,811
5.000%, 07/01/37[1]	1,625,000	1,830,855
5.000%, 07/01/38[1]	2,755,000	3,097,796

Total Hawaii		7,757,462

Illinois - 11.1%

Chicago O’Hare International Airport, Series A 5.250%, 01/01/41	2,000,000	2,153,144

Chicago O’Hare International Airport, Senior Lien, Series A, 5.000%, 01/01/35	4,010,000	4,294,052
5.000%, 01/01/36	10,050,000	10,383,923
5.000%, 01/01/38	5,500,000	5,661,224

Chicago Transit Authority Sales Tax Receipts Fund, Series A, 5.000%, 12/01/43	3,000,000	3,242,267
5.000%, 12/01/44	5,000,000	5,381,441

The accompanying notes are an integral part of these financial statements.

7

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Illinois - 11.1% (continued)

Illinois Finance Authority, Series A, 4.000%, 08/15/37	$5,910,000	$5,838,517
5.000%, 04/01/34	3,500,000	3,997,379

Illinois Finance Authority, Series B 5.000%, 04/01/35	2,970,000	3,353,890

Illinois State Toll Highway Authority, Senior Revenue, Series A, 5.000%, 01/01/30	10,110,000	10,824,371
5.000%, 12/01/31	9,735,000	9,892,666
5.000%, 01/01/36	3,000,000	3,373,175

Metropolitan Water Reclamation District of Greater Chicago, 5.000%, 12/01/39	5,000,000	5,595,831
5.000%, 12/01/40	5,000,000	5,556,469

State of Illinois 5.000%, 02/01/33	7,255,000	8,022,257

State of Illinois, Series A 5.250%, 03/01/37	8,500,000	9,262,556

State of Illinois, Series B, 5.000%, 05/01/34	10,000,000	10,872,304
5.250%, 05/01/42	2,000,000	2,175,337
5.250%, 05/01/45	2,000,000	2,152,441

Total Illinois		112,033,244

Indiana - 0.6%

Indiana Finance Authority, Series A 5.000%, 02/01/32	5,000,000	5,551,983

Iowa - 1.6%

Iowa Finance Authority, State Revolving Fund Green Bond 5.000%, 08/01/30	15,025,000	15,743,895

Kentucky - 2.2%

Kentucky State Property & Building Commission, Series A, 5.000%, 11/01/29	3,010,000	3,265,642
5.000%, 10/01/32	2,000,000	2,242,106
5.000%, 10/01/37	5,650,000	6,323,628

Kentucky State Property & Building Commission, Series B 5.000%, 11/01/29	4,000,000	4,339,724

Louisville/Jefferson County Metropolitan Government, Norton Healthcare Inc. 5.000%, 10/01/29	5,505,000	5,628,344

Total Kentucky		21,799,444

Louisiana - 2.0%

Louisiana Public Facilities Authority 5.500%, 09/01/54	2,500,000	2,642,792

Louisiana Stadium & Exposition District, Series A, 5.000%, 07/01/40	2,750,000	2,980,376
5.000%, 07/01/42	11,500,000	12,347,964

	Principal Amount	Value

State of Louisiana, Series A 5.000%, 09/01/30	$2,000,000	$2,127,415

Total Louisiana		20,098,547

Maryland - 3.3%

Maryland Stadium Authority 5.000%, 06/01/40	2,500,000	2,760,368

Maryland State Transportation Authority 5.000%, 07/01/33	6,350,000	6,932,849

State of Maryland, Department of Transportation, 5.000%, 10/01/28	12,365,000	12,774,915
5.000%, 09/01/29	10,205,000	10,699,344

Total Maryland		33,167,476

Massachusetts - 0.4%

Massachusetts Development Finance Agency 5.250%, 07/01/48	4,250,000	4,496,138

Michigan - 0.4%

Michigan Finance Authority, Henry Ford Health System 5.000%, 11/15/29	3,500,000	3,601,145

Nebraska - 0.3%

Omaha Public Power District, Series B 5.000%, 02/01/36	3,000,000	3,379,419

New Jersey - 6.2%

New Jersey Economic Development Authority, Series A 5.250%, 11/01/40	7,000,000	7,666,597

New Jersey Economic Development Authority, Series SSS, 5.250%, 06/15/36	3,000,000	3,416,317
5.250%, 06/15/37	2,000,000	2,266,849

New Jersey State Turnpike Authority, Series D 5.000%, 01/01/28	6,000,000	6,062,143

New Jersey Transportation Trust Fund Authority, Series A, 5.250%, 06/15/41	2,700,000	2,972,858
5.250%, 06/15/42	2,500,000	2,742,954

New Jersey Transportation Trust Fund Authority, Series B, 5.000%, 06/15/30	6,255,000	6,824,262
5.000%, 06/15/31	7,615,000	8,408,056
5.000%, 06/15/32	5,750,000	6,332,089
5.000%, 06/15/33	6,000,000	6,590,453

New Jersey Transportation Trust Fund Authority, Series BB 4.000%, 06/15/37	3,000,000	3,011,896

New Jersey Transportation Trust Fund Authority, Series CC 5.000%, 06/15/40	2,000,000	2,207,770

South Jersey Transportation Authority, 5.000%, 11/01/39	1,150,000	1,231,362
5.000%, 11/01/41	2,615,000	2,785,850

Total New Jersey		62,519,456

The accompanying notes are an integral part of these financial statements.

8

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

New York - 20.1%

City of New York 5.000%, 08/01/34	$5,000,000	$5,638,870

City of New York, Series C, 5.000%, 08/01/33	1,500,000	1,636,074
5.000%, 08/01/34	3,250,000	3,533,022

City of New York, Series C-1 5.000%, 09/01/40	5,000,000	5,549,562

City of New York, Series D 5.000%, 04/01/32	7,705,000	8,643,585

City of New York, Series L-5 5.000%, 04/01/33	6,500,000	7,160,023

Long Island Power Authority 5.000%, 09/01/35	5,030,000	5,303,091

Metropolitan Transportation Authority, Green Bond, Series B 5.000%, 11/15/27	9,225,000	9,688,088

Metropolitan Transportation Authority, Series F 5.000%, 11/15/28	4,760,000	4,820,093

New York City Transitional Finance Authority Building Aid Revenue, Series S-3, (State Aid Withholding) 5.000%, 07/15/31	5,080,000	5,381,035

New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A-1, 5.000%, 05/01/40	2,500,000	2,753,630
5.000%, 05/01/41	3,000,000	3,279,869

New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series E-1 5.000%, 02/01/37	7,000,000	7,621,648

New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series F-1, 5.000%, 11/01/32	3,000,000	3,313,992
5.000%, 02/01/39	4,000,000	4,373,130

New York City Transitional Finance Authority, Series A-1, 5.000%, 11/01/37	2,500,000	2,828,182
5.000%, 11/01/39	4,000,000	4,495,133

New York State Dormitory Authority 4.000%, 05/01/39	2,000,000	1,957,749

New York State Dormitory Authority, Series A, 5.000%, 03/15/31	7,670,000	8,194,607
5.000%, 03/15/32	3,000,000	3,323,249
5.000%, 03/15/33	3,200,000	3,579,732
5.000%, 03/15/40	5,250,000	5,803,799
5.000%, 03/15/41	9,340,000	10,265,187

New York State Dormitory Authority, Series B, 5.000%, 03/15/33	5,000,000	5,710,029
5.000%, 03/15/35	8,000,000	9,262,462

New York State Dormitory Authority, Series E 5.000%, 03/15/32	8,410,000	8,493,903

New York State Urban Development Corp. 5.000%, 03/15/32	5,000,000	5,498,985

	Principal Amount	Value

New York Transportation Development Corp., 4.000%, 10/31/41	$1,250,000	$1,140,994
4.000%, 10/31/46	1,500,000	1,313,102
5.000%, 12/01/30	1,000,000	1,084,238
5.000%, 12/01/31	1,100,000	1,187,632
5.000%, 12/01/32	1,450,000	1,559,845
5.000%, 12/01/33	1,000,000	1,072,898
5.000%, 12/01/36	10,000,000	10,496,882
5.250%, 06/30/49	5,000,000	5,189,535
6.000%, 06/30/54	3,000,000	3,208,978

New York Transportation Development Corp. (AGM) 5.000%, 06/30/49	2,010,000	2,070,217

New York Transportation Development Corp., Series A 5.500%, 12/31/54	4,500,000	4,751,033

Port Authority of New York & New Jersey, Series 221 5.000%, 07/15/32	6,545,000	7,000,628

Triborough Bridge & Tunnel Authority, Series C 5.000%, 11/15/36	12,000,000	13,781,062

Total New York		201,965,773

North Carolina - 2.1%

County of Union Enterprise System Revenue, 1.750%, 06/01/34	3,300,000	2,616,298
1.750%, 06/01/35	4,225,000	3,271,977
1.850%, 06/01/36	4,315,000	3,303,337
2.125%, 06/01/40	3,350,000	2,461,004

North Carolina Turnpike Authority, Series A, (AGM) 5.000%, 01/01/58	9,000,000	9,444,591

Total North Carolina		21,097,207

Ohio - 0.8%

Ohio Housing Finance Agency, Series A, (GNMA FNMA FHLMC) 4.350%, 09/01/44	2,990,000	2,982,613

Ohio State General Obligation, Series T 5.000%, 05/01/30	5,000,000	5,212,938

Total Ohio		8,195,551

Pennsylvania - 5.7%

Allegheny County Airport Authority, Series A, 5.000%, 01/01/31	1,350,000	1,435,085
5.000%, 01/01/32	2,215,000	2,350,422

City of Philadelphia PA Water & Wastewater Revenue, Series C, (AGC) 5.000%, 09/01/32	2,685,000	3,015,680

Commonwealth Financing Authority, Pennsylvania Tobacco 5.000%, 06/01/32	7,910,000	8,316,373

Hospitals & Higher Education Facilities Authority of Philadelphia, (AGM) 4.000%, 07/01/38	2,500,000	2,490,414
4.000%, 07/01/39	2,000,000	1,974,132

The accompanying notes are an integral part of these financial statements.

9

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Pennsylvania - 5.7% (continued)

Pennsylvania Economic Development Financing Authority, 5.250%, 06/30/35	$3,000,000	$3,227,520
5.750%, 06/30/48	6,000,000	6,436,240

Pennsylvania Housing Finance Agency, Series 146A 4.500%, 10/01/44	6,500,000	6,459,389

Pennsylvania Turnpike Commission 5.000%, 12/01/43	14,145,000	15,556,422

Pennsylvania Turnpike Commission, Series A 5.000%, 12/01/33	5,000,000	5,629,596

Total Pennsylvania		56,891,273

Rhode Island - 0.5%

Rhode Island Health and Educational Building Corp. 5.250%, 05/15/49	4,300,000	4,543,306

South Carolina - 1.8%

Richland County School District No 2, Series A, (South Carolina School District) 2.000%, 03/01/38	6,190,000	4,704,743
2.000%, 03/01/39	10,080,000	7,432,132

South Carolina Public Service Authority, Series B, 5.000%, 12/01/41	2,250,000	2,444,411
5.000%, 12/01/43	3,725,000	4,013,610

Total South Carolina		18,594,896

Tennessee - 0.7%

City of Chattanooga Electric System Revenue 2.000%, 09/01/39	8,925,000	6,530,804

Texas - 15.5%

Central Texas Turnpike System, Series C, 5.000%, 08/15/39	2,500,000	2,760,445
5.000%, 08/15/40	1,500,000	1,646,187
5.000%, 08/15/41	1,500,000	1,638,808
5.000%, 08/15/42	1,000,000	1,088,238

City of Austin TX Electric Utility Revenue 5.000%, 11/15/35	5,000,000	5,654,689

City of Corpus Christi Utility System, Junior Lien Revenue Improvement 5.000%, 07/15/29	3,125,000	3,317,492

City of Houston Airport System, Series A, 4.000%, 07/01/35	1,100,000	1,093,227
4.000%, 07/01/36	1,100,000	1,090,625
5.000%, 07/01/34	2,835,000	3,010,148

City of Houston, Series A, 5.000%, 03/01/40	2,000,000	2,198,773
5.000%, 03/01/41	2,500,000	2,736,607
5.000%, 03/01/42	2,245,000	2,448,160

City of San Antonio Electric & Gas Systems Revenue, Series A, 5.000%, 02/01/35	1,000,000	1,134,103
5.000%, 02/01/36	1,000,000	1,129,303

	Principal Amount	Value

City of San Antonio Electric & Gas Systems Revenue, Series D 5.000%, 02/01/39	$6,455,000	$7,171,425

City of San Antonio Electric & Gas Systems, Series A, 5.000%, 02/01/31	10,715,000	11,835,219
5.000%, 02/01/34	5,460,000	6,152,842
5.000%, 02/01/35	3,000,000	3,366,042
5.000%, 02/01/37	3,010,000	3,247,621
5.000%, 02/01/38	2,985,000	3,204,218

County of Harris Toll Road First Lien, Series A 5.000%, 08/15/34	5,000,000	5,619,555

County of Harris Toll Road Revenue, Series A 5.000%, 08/15/36	4,000,000	4,506,686

Denton Independent School District, (PSF-GTD) 5.000%, 08/15/33	5,000,000	5,667,040
5.000%, 08/15/35	3,000,000	3,379,389

Harris County-Houston Sports Authority, Series B, (AGC) 5.000%, 11/15/44	2,115,000	2,252,943

Lamar Consolidated Independent School District 5.000%, 02/15/34	7,965,000	8,934,634

Leander Independent School District, (PSF-GTD) 5.000%, 02/15/32	6,795,000	7,592,522

Lower Colorado River Authority 5.000%, 05/15/31	6,000,000	6,585,118

North Texas Municipal Water District Water System Revenue Refunding and Improvement 5.000%, 09/01/29	7,350,000	7,555,768

North Texas Tollway Authority, 2nd Tier, Series B, 5.000%, 01/01/31	2,010,000	2,037,872
5.000%, 01/01/32	3,010,000	3,109,808

North Texas Tollway Authority, Series A 5.250%, 01/01/38	4,500,000	4,997,422

North Texas Tollway Authority, Series B 5.000%, 01/01/33	7,735,000	8,674,542

Prosper Independent School District, Series A, (PSF-GTD) 1.750%, 02/15/34	3,565,000	2,865,234
1.750%, 02/15/35	5,155,000	4,042,307

Texas Private Activity Bond Surface

Transportation Corp., 5.500%, 06/30/41	1,000,000	1,068,684
5.500%, 06/30/42	1,000,000	1,066,933
5.500%, 06/30/43	1,000,000	1,065,136

Texas Private Activity Bond Surface Transportation Corp., Series A, 4.000%, 12/31/37	5,000,000	4,907,588
4.000%, 12/31/38	3,735,000	3,658,071

Total Texas		155,511,424

Utah - 2.2%

Intermountain Power Agency, 5.000%, 07/01/33	3,500,000	3,937,447
5.000%, 07/01/34	3,500,000	3,921,959

The accompanying notes are an integral part of these financial statements.

10

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Utah - 2.2% (continued)

Intermountain Power Agency, Series A 5.000%, 07/01/34	$5,250,000	$5,810,160

Salt Lake City Corp. Airport Revenue, Series A, 5.000%, 07/01/29	2,000,000	2,078,182
5.000%, 07/01/30	6,585,000	6,839,519

Total Utah		22,587,267

Virginia - 1.5%

Virginia College Building Authority 5.000%, 02/01/33	8,250,000	9,383,427

Virginia Small Business Financing Authority, 4.000%, 01/01/37	3,000,000	2,939,165
4.000%, 01/01/38	3,000,000	2,921,052

Total Virginia		15,243,644

Washington - 2.8%

Port of Seattle, Series C 5.000%, 08/01/31	5,000,000	5,365,906

State of Washington School Improvements, Series C 5.000%, 02/01/28	7,370,000	7,512,682

State of Washington, Series B 5.000%, 08/01/31	4,680,000	4,801,931

State of Washington, Series R 5.000%, 07/01/30	6,750,000	7,444,212

Washington Health Care Facilities Authority, Series A 5.000%, 08/01/38	3,270,000	3,422,489

Total Washington		28,547,220

	Principal Amount	Value

West Virginia - 1.5%

West Virginia Hospital Finance Authority, Series B 6.000%, 09/01/48	$5,250,000	$5,875,489

West Virginia Parkways Authority, 5.000%, 06/01/37	1,750,000	1,896,896
5.000%, 06/01/38	2,000,000	2,162,978
5.000%, 06/01/39	5,150,000	5,537,226

Total West Virginia		15,472,589

Wisconsin - 0.8%

State of Wisconsin Transportation, Series 2 5.000%, 07/01/29	8,000,000	8,382,499

Total Municipal Bonds (Cost $1,034,967,493)		1,008,704,504

Short-Term Investments - 0.2%

Repurchase Agreements - 0.2%

Fixed Income Clearing Corp., dated 12/31/24, due 01/02/25, 4.100% total to be received

$1,979,451 (collateralized by a U.S. Treasury

Note, 4.500%, 12/31/31, totaling $2,018,647)	1,979,000	1,979,000

Total Short-Term Investments (Cost $1,979,000)		1,979,000

Total Investments - 100.4% (Cost $1,036,946,493)		1,010,683,504

Other Assets, less Liabilities - (0.4)%		(4,274,989)

Net Assets - 100.0%		$1,006,408,515

[1]	All or part of a security is delayed delivery transaction. The market value for delayed delivery securities at December 31, 2024, amounted to $13,479,109, or 1.3% of net assets.

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
FHLMC	Freddie Mac

FNMA	Fannie Mae
GNMA	Ginnie Mae
PSF-GTD	Permanent School Fund Guaranteed

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Municipal Bonds†	–	$1,008,704,504	–	$1,008,704,504

Short-Term Investments

Repurchase Agreements	–	1,979,000	–	1,979,000

Total Investments in Securities	–	$1,010,683,504	–	$1,010,683,504

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2024, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

11

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments December 31, 2024

	Principal Amount	Value

Municipal Bonds - 98.4%

Alabama - 1.3%

County of Jefferson Sewer Revenue 5.500%, 10/01/53	$2,200,000	$2,384,886

California - 2.4%

California Municipal Finance Authority, 5.000%, 05/15/43	1,000,000	1,028,493
5.000%, 05/15/48	2,305,000	2,359,711

California Municipal Finance Authority, Series A 4.000%, 02/01/51	1,000,000	946,609

Total California		4,334,813

Colorado - 4.3%

Colorado Health Facilities Authority, Series A 5.000%, 08/01/44	1,435,000	1,473,525

Public Authority for Colorado Energy Natural Gas Purchase Revenue 6.500%, 11/15/38	5,395,000	6,449,454

Total Colorado		7,922,979

Connecticut - 2.2%

Connecticut State Health & Educational Facilities Authority, 4.000%, 07/01/40	2,845,000	2,741,247
4.000%, 07/01/42	1,465,000	1,377,801

Total Connecticut		4,119,048

Florida - 11.8%

Capital Trust Authority, Series A, 5.000%, 06/01/54[1]	1,000,000	969,990
5.000%, 06/01/64[1]	1,000,000	950,552

County of Miami-Dade Florida Seaport Department, Series A 5.250%, 10/01/52	1,000,000	1,034,388

Escambia County Health Facilities Authority 4.000%, 08/15/50	5,065,000	4,453,920

Florida Development Finance Corp., 4.000%, 02/01/52	2,515,000	2,101,364
5.000%, 02/01/52	1,675,000	1,650,413

Florida Housing Finance Corp., Series 3, (GNMA FNMA FHLMC) 4.750%, 07/01/54	2,000,000	2,003,994

Hillsborough County Industrial Development Authority 4.000%, 08/01/50	4,185,000	3,794,808

Miami Beach Health Facilities Authority 4.000%, 11/15/46	4,185,000	3,857,920

Village Community Development District No 15 4.800%, 05/01/55[1]	1,000,000	988,886

Total Florida		21,806,235

	Principal Amount	Value

Georgia - 1.7%

Fayette County Development Authority, 5.250%, 10/01/49	$1,500,000	$1,599,650
5.250%, 10/01/54	1,500,000	1,585,305

Total Georgia		3,184,955

Illinois - 3.4%

Metropolitan Pier & Exposition Authority, 4.000%, 06/15/52	2,515,000	2,257,205
5.000%, 06/15/50	3,885,000	3,978,817

Total Illinois		6,236,022

Indiana - 1.9%

Indiana Finance Authority, Series A, 5.000%, 07/01/54	1,000,000	1,011,977
5.000%, 07/01/59	1,250,000	1,253,638
5.250%, 07/01/64	1,250,000	1,272,340

Total Indiana		3,537,955

Louisiana - 2.9%

Louisiana Public Facilities Authority, 5.500%, 09/01/59	2,500,000	2,633,027
5.750%, 09/01/64	2,500,000	2,697,798

Total Louisiana		5,330,825

Massachusetts - 3.8%

Massachusetts Development Finance Agency, 4.000%, 07/01/51	4,340,000	3,436,494
5.250%, 07/01/52	2,245,000	2,362,002

Massachusetts Development Finance Agency, Series A 5.000%, 07/01/54[1]	1,200,000	1,202,157

Total Massachusetts		7,000,653

Minnesota - 1.2%

Duluth Economic Development Authority, Series A 5.000%, 02/15/48	2,140,000	2,159,032

Nebraska - 2.8%

Central Plains Energy Project #3, Series A 5.000%, 09/01/42	4,655,000	5,073,474

New Jersey - 4.1%

South Jersey Transportation Authority 4.625%, 11/01/47	1,000,000	1,021,102

Tobacco Settlement Financing Corp., Series A, 5.000%, 06/01/46	2,095,000	2,128,057
5.250%, 06/01/46	2,755,000	2,823,545

Tobacco Settlement Financing Corp., Series B 5.000%, 06/01/46	1,500,000	1,497,978

Total New Jersey		7,470,682

New York - 13.3%

Metropolitan Transportation Authority, Series 1 4.750%, 11/15/45	1,000,000	1,021,083

The accompanying notes are an integral part of these financial statements.

12

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

New York - 13.3% (continued)

New York State Dormitory Authority, Series A, 4.000%, 07/01/47	$1,675,000	$1,587,656
4.000%, 07/01/52	1,775,000	1,619,610

New York Transportation Development Corp., 4.000%, 04/30/53	5,790,000	4,898,653
5.000%, 12/01/41	1,000,000	1,032,380
5.500%, 06/30/54	1,500,000	1,573,481
5.625%, 04/01/40	4,000,000	4,249,007
6.000%, 04/01/35	1,500,000	1,670,319
6.000%, 06/30/54	2,000,000	2,139,318

New York Transportation Development Corp., Series A 5.500%, 12/31/60	3,500,000	3,692,402

Suffolk Regional Off-Track Betting Co. 5.750%, 12/01/44	1,000,000	1,033,049

Total New York		24,516,958

Ohio - 2.3%

Ohio Higher Educational Facility Commission, 5.250%, 05/01/49	1,250,000	1,321,348
5.250%, 05/01/54	1,750,000	1,842,020

Ohio Housing Finance Agency, Series A, (GNMA FNMA FHLMC) 4.550%, 09/01/49	995,000	982,213

Total Ohio		4,145,581

Pennsylvania - 7.6%

Montgomery County Higher Education and Health Authority, Series B 5.000%, 05/01/52	3,980,000	4,077,367

Pennsylvania Economic Development Financing Authority 5.250%, 06/30/53	5,025,000	5,156,925

Pennsylvania Housing Finance Agency, Series 146A 4.750%, 04/01/53	2,250,000	2,252,339

Philadelphia Authority for Industrial Development 5.250%, 11/01/52	2,335,000	2,496,308

Total Pennsylvania		13,982,939

Rhode Island - 4.6%

Rhode Island Health and Educational Building Corp., 5.250%, 05/15/49	1,000,000	1,056,583
5.250%, 05/15/54	4,500,000	4,723,830

Tobacco Settlement Financing Corp., Series A 5.000%, 06/01/40	2,755,000	2,762,018

Total Rhode Island		8,542,431

South Carolina - 3.7%

Richland County School District No 2, Series A, (South Carolina School District) 1.875%, 03/01/38	8,290,000	6,062,968

	Principal Amount	Value

South Carolina Jobs-Economic Development Authority 5.750%, 11/15/54	$750,000	$790,356

Total South Carolina		6,853,324

Tennessee - 5.2%

City of Chattanooga Electric 2.000%, 09/01/40	7,710,000	5,507,658

Knox County Health Educational & Housing Facility Board, Series 1, (BAM) 5.125%, 07/01/54	1,900,000	1,970,698

Knox County Health Educational & Housing Facility Board, Series A1, (BAM) 5.500%, 07/01/54	1,000,000	1,070,611

Metropolitan Government Nashville & Davidson County Health & Educational Facilities 5.250%, 05/01/53	1,000,000	1,065,958

Total Tennessee		9,614,925

Texas - 8.0%

City of Houston TX Airport System Revenue, Series B, 5.500%, 07/15/37	1,500,000	1,587,668
5.500%, 07/15/38	1,000,000	1,056,873
5.500%, 07/15/39	1,870,000	1,973,433

Texas Private Activity Bond Surface Transportation Corp., 5.000%, 06/30/58	6,900,000	6,997,421
5.500%, 12/31/58	1,120,000	1,196,888

Texas Private Activity Bond Surface Transportation Corp., Series A 4.000%, 12/31/39	2,055,000	1,998,379

Total Texas		14,810,662

Virginia - 7.0%

Lynchburg Economic Development Authority 4.000%, 01/01/55	1,260,000	1,130,936

Virginia Small Business Financing Authority, 4.000%, 01/01/39	2,515,000	2,415,695
4.000%, 01/01/40	2,515,000	2,397,395
5.000%, 12/31/47	2,145,000	2,214,349
5.000%, 12/31/49	2,095,000	2,105,222
5.000%, 12/31/52	2,655,000	2,664,243

Total Virginia		12,927,840

Washington - 0.6%

Washington State Housing Finance Commission 5.500%, 07/01/49	1,000,000	1,074,460

West Virginia - 1.6%

West Virginia Hospital Finance Authority, Series B 6.000%, 09/01/53	2,625,000	2,917,986

The accompanying notes are an integral part of these financial statements.

13

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Wisconsin - 0.7%

Public Finance Authority, Series A 5.000%, 06/01/41[1]	$1,250,000	$1,273,109

Total Municipal Bonds (Cost $191,038,249)		181,221,774

Short-Term Investments - 0.8%

Repurchase Agreements - 0.8%

Fixed Income Clearing Corp., dated 12/31/24, due 01/02/25, 4.100% total to be received $1,434,327 (collateralized by a U.S. Treasury Note, 4.500%, 12/31/31, totaling $1,462,775)	1,434,000	1,434,000

Total Short-Term Investments (Cost $1,434,000)		1,434,000

Value

Total Investments - 99.2% (Cost $192,472,249)	$182,655,774

Other Assets, less Liabilities - 0.8%	1,465,747

Net Assets - 100.0%	$184,121,521

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the value of these securities amounted to $5,384,694 or 2.9% of net assets.

BAM	Build America Mutual Assurance Co.

FHLMC	Freddie Mac
FNMA	Fannie Mae
GNMA	Ginnie Mae

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Municipal Bonds†	–	$181,221,774	–	$181,221,774

Short-Term Investments

Repurchase Agreements	–	1,434,000	–	1,434,000

Total Investments in Securities	–	$182,655,774	–	$182,655,774

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2024, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities December 31, 2024

	AMG GW&K ESG Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund

Assets:

Investments at value[1] (including securities on loan valued at $18,018,452, $0, and $0, respectively)	$381,136,961	$1,010,683,504	$182,655,774

Interest receivables	3,303,831	12,988,195	1,994,155

Securities lending income receivable	7,026	–	–

Receivable for Fund shares sold	18,649	2,251,288	8,163

Receivable from affiliate	38,250	61,223	17,632

Prepaid expenses and other assets	25,937	20,714	23,514

Total assets	384,530,654	1,026,004,924	184,699,238

Liabilities:

Payable upon return of securities loaned	12,935,497	–	–

Payable for delayed delivery investments purchased	–	13,582,215	–

Payable for Fund shares repurchased	178,460	5,440,651	375,556

Accrued expenses:

Investment advisory and management fees	74,001	181,793	75,061

Administrative fees	48,262	130,786	25,020

Distribution fees	–	1,928	776

Shareholder service fees	54,532	44,189	8,642

Other	162,968	214,847	92,662

Total liabilities	13,453,720	19,596,409	577,717

Commitments and Contingencies (Notes 2 & 7)

Net Assets	$371,076,934	$1,006,408,515	$184,121,521

[1] Investments at cost	$423,201,923	$1,036,946,493	$192,472,249

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities (continued)

	AMG GW&K ESG Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund

Net Assets Represent:

Paid-in capital	$462,701,285	$1,066,325,228	$212,389,548

Total distributable loss	(91,624,351)	(59,916,713)	(28,268,027)

Net Assets	$371,076,934	$1,006,408,515	$184,121,521

Class N:

Net Assets	$222,536,606	$8,892,554	$3,763,701

Shares outstanding	10,392,541	790,900	412,117

Net asset value, offering and redemption price per share	$21.41	$11.24	$9.13

Class I:

Net Assets	$148,540,328	$997,515,961	$180,161,685

Shares outstanding	6,936,086	88,198,979	20,385,940

Net asset value, offering and redemption price per share	$21.42	$11.31	$8.84

Class Z:

Net Assets	–	–	$196,135

Shares outstanding	–	–	22,198

Net asset value, offering and redemption price per share	–	–	$8.84

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations For the fiscal year ended December 31, 2024

	AMG GW&K ESG Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund

Investment Income:

Interest income	$16,753,841	$30,440,726	$8,200,303

Securities lending income	86,655	–	–

Foreign withholding tax	(9,974)	–	–

Total investment income	16,830,522	30,440,726	8,200,303

Expenses:

Investment advisory and management fees	927,852	2,146,915	927,254

Administrative fees	605,121	1,544,561	309,085

Distribution fees - Class N	–	26,681	8,810

Shareholder servicing fees - Class N	613,557	13,284	5,286

Shareholder servicing fees - Class I	78,995	509,517	101,199

Professional fees	119,706	107,571	51,803

Reports to shareholders	89,629	74,333	19,959

Registration fees	53,548	61,945	40,487

Custodian fees	52,106	79,511	31,979

Trustee fees and expenses	30,553	78,342	15,755

Transfer agent fees	21,260	34,627	7,051

Interest expense	612	–	1,651

Miscellaneous	19,303	37,283	9,854

Total expenses before offsets	2,612,242	4,714,570	1,530,173

Expense reimbursements	(184,397)	(664,083)	(197,494)

Net expenses	2,427,845	4,050,487	1,332,679

Net investment income	14,402,677	26,390,239	6,867,624

Net Realized and Unrealized Loss:

Net realized loss on investments	(9,324,714)	(6,960,382)	(2,286,414)

Net change in unrealized appreciation/depreciation on investments	1,303,143	(19,308,387)	748,881

Net realized and unrealized loss	(8,021,571)	(26,268,769)	(1,537,533)

Net increase in net assets resulting from operations	$6,381,106	$121,470	$5,330,091

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG GW&K ESG Bond Fund		AMG GW&K Municipal Bond Fund		AMG GW&K Municipal Enhanced Yield Fund

	2024	2023	2024	2023	2024	2023

Increase in Net Assets Resulting From Operations:

Net investment income	$14,402,677	$13,959,156	$26,390,239	$22,827,789	$6,867,624	$7,868,751

Net realized loss on investments	(9,324,714)	(19,675,989)	(6,960,382)	(16,640,418)	(2,286,414)	(10,403,174)

Net change in unrealized appreciation/depreciation on investments	1,303,143	34,991,525	(19,308,387)	53,394,216	748,881	24,812,114

Net increase in net assets resulting from operations	6,381,106	29,274,692	121,470	59,581,587	5,330,091	22,277,691

Distributions to Shareholders:

Class N	(8,565,094)	(8,492,938)	(236,843)	(240,964)	(100,918)	(109,195)

Class I	(5,856,009)	(5,729,614)	(26,143,251)	(22,338,212)	(6,775,784)	(7,709,369)

Class Z	–	–	–	–	(4,671)	(3,806)

Total distributions to shareholders	(14,421,103)	(14,222,552)	(26,380,094)	(22,579,176)	(6,881,373)	(7,822,370)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(56,304,525)	(72,637,330)	3,978,583	(89,576,367)	(25,735,463)	(62,041,101)

Total decrease in net assets	(64,344,522)	(57,585,190)	(22,280,041)	(52,573,956)	(27,286,745)	(47,585,780)

Net Assets:

Beginning of year	435,421,456	493,006,646	1,028,688,556	1,081,262,512	211,408,266	258,994,046

End of year	$371,076,934	$435,421,456	$1,006,408,515	$1,028,688,556	$184,121,521	$211,408,266

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

18

AMG GW&K ESG Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$21.85	$21.11	$24.88	$28.12	$27.14

Income (loss) from Investment Operations:

Net investment income[1,2]	0.76	0.63	0.44	0.44	0.90

Net realized and unrealized gain (loss) on investments	(0.44)	0.75	(3.70)	(0.83)	1.03

Total income (loss) from investment operations	0.32	1.38	(3.26)	(0.39)	1.93

Less Distributions to Shareholders from:

Net investment income	(0.76)	(0.64)	(0.47)	(0.47)	(0.88)

Net realized gain on investments	–	–	(0.04)	(2.38)	(0.07)

Total distributions to shareholders	(0.76)	(0.64)	(0.51)	(2.85)	(0.95)

Net Asset Value, End of Year	$21.41	$21.85	$21.11	$24.88	$28.12

Total Return[2,3]	1.49%	6.69%	(13.17)%	(1.29)%	7.34%

Ratio of net expenses to average net assets	0.68%[4]	0.68%	0.68%	0.69%[5]	0.71%

Ratio of gross expenses to average net assets[6]	0.73%	0.70%	0.69%	0.69%[5]	0.72%

Ratio of net investment income to average net assets[2]	3.49%	2.94%	1.98%	1.71%	3.31%

Portfolio turnover	37%	27%	23%	186%	25%

Net assets end of year (000’s) omitted	$222,537	$269,529	$301,028	$427,818	$555,124

The accompanying notes are an integral part of these financial statements.

19

AMG GW&K ESG Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$21.85	$21.12	$24.89	$28.13	$27.14

Income (loss) from Investment Operations:

Net investment income[1,2]	0.80	0.67	0.49	0.50	0.95

Net realized and unrealized gain (loss) on investments	(0.42)	0.75	(3.71)	(0.83)	1.05

Total income (loss) from investment operations	0.38	1.42	(3.22)	(0.33)	2.00

Less Distributions to Shareholders from:

Net investment income	(0.81)	(0.69)	(0.51)	(0.53)	(0.94)

Net realized gain on investments	–	–	(0.04)	(2.38)	(0.07)

Total distributions to shareholders	(0.81)	(0.69)	(0.55)	(2.91)	(1.01)

Net Asset Value, End of Year	$21.42	$21.85	$21.12	$24.89	$28.13

Total Return[2,3]	1.75%	6.85%	(12.99)%	(1.05)%	7.57%

Ratio of net expenses to average net assets	0.48%[4]	0.48%	0.48%	0.49%[5]	0.50%

Ratio of gross expenses to average net assets[6]	0.53%	0.50%	0.49%	0.49%[5]	0.51%

Ratio of net investment income to average net assets[2]	3.69%	3.14%	2.18%	1.91%	3.52%

Portfolio turnover	37%	27%	23%	186%	25%

Net assets end of year (000’s) omitted	$148,540	$165,892	$191,979	$327,121	$546,698

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]	Includes interest expense of less than 0.01% related to participation in the interfund lending program.

[5]	Ratio includes recapture of reimbursed fees from prior years amounting to less than 0.01% for the fiscal year ended December 31, 2021.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

20

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$11.53	$11.11	$12.24	$12.45	$12.12

Income (loss) from Investment Operations:

Net investment income[1,2]	0.25	0.21	0.15	0.13	0.15

Net realized and unrealized gain (loss) on investments	(0.28)	0.42	(1.10)	(0.11)	0.33

Total income (loss) from investment operations	(0.03)	0.63	(0.95)	0.02	0.48

Less Distributions to Shareholders from:

Net investment income	(0.26)	(0.21)	(0.16)	(0.13)	(0.15)

Net realized gain on investments	–	–	(0.02)	(0.10)	–

Total distributions to shareholders	(0.26)	(0.21)	(0.18)	(0.23)	(0.15)

Net Asset Value, End of Year	$11.24	$11.53	$11.11	$12.24	$12.45

Total Return[2,3]	(0.29)%	5.72%	(7.80)%	0.10%	4.31%

Ratio of net expenses to average net assets	0.71%	0.72%	0.72%	0.71%	0.71%

Ratio of gross expenses to average net assets[4]	0.78%	0.79%	0.78%	0.76%	0.77%

Ratio of net investment income to average net assets[2]	2.24%	1.85%	1.35%	1.01%	1.25%

Portfolio turnover	36%	29%	20%	24%	17%

Net assets end of year (000’s) omitted	$8,893	$12,081	$12,972	$17,112	$18,153

The accompanying notes are an integral part of these financial statements.

21

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$11.60	$11.18	$12.31	$12.52	$12.18

Income (loss) from Investment Operations:

Net investment income[1,2]	0.29	0.25	0.19	0.17	0.19

Net realized and unrealized gain (loss) on investments	(0.29)	0.41	(1.11)	(0.11)	0.34

Total income (loss) from investment operations	0.00	0.66	(0.92)	0.06	0.53

Less Distributions to Shareholders from:

Net investment income	(0.29)	(0.24)	(0.19)	(0.17)	(0.19)

Net realized gain on investments	–	–	(0.02)	(0.10)	–

Total distributions to shareholders	(0.29)	(0.24)	(0.21)	(0.27)	(0.19)

Net Asset Value, End of Year	$11.31	$11.60	$11.18	$12.31	$12.52

Total Return[2,3]	0.04%	6.04%	(7.45)%	0.43%	4.70%

Ratio of net expenses to average net assets	0.39%	0.39%	0.39%	0.39%	0.39%

Ratio of gross expenses to average net assets[4]	0.46%	0.46%	0.45%	0.44%	0.45%

Ratio of net investment income to average net assets[2]	2.56%	2.18%	1.68%	1.33%	1.57%

Portfolio turnover	36%	29%	20%	24%	17%

Net assets end of year (000’s) omitted	$997,516	$1,016,607	$1,068,290	$1,331,958	$1,287,667

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

22

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$9.20	$8.56	$10.74	$10.69	$10.42

Income (loss) from Investment Operations:

Net investment income[1,2]	0.27	0.25	0.22	0.20	0.23

Net realized and unrealized gain (loss) on investments	(0.07)	0.64	(2.17)	0.18	0.37

Total income (loss) from investment operations	0.20	0.89	(1.95)	0.38	0.60

Less Distributions to Shareholders from:

Net investment income	(0.27)	(0.25)	(0.20)	(0.19)	(0.21)

Net realized gain on investments	–	–	(0.03)	(0.14)	(0.12)

Total distributions to shareholders	(0.27)	(0.25)	(0.23)	(0.33)	(0.33)

Net Asset Value, End of Year	$9.13	$9.20	$8.56	$10.74	$10.69

Total Return[2,3]	2.15%	10.53%	(18.19)%	3.59%	5.95%

Ratio of net expenses to average net assets	0.99%[4]	0.99%	0.99%	0.99%	0.99%

Ratio of gross expenses to average net assets[5]	1.09%	1.08%	1.07%	1.05%	1.07%

Ratio of net investment income to average net assets[2]	2.99%	2.87%	2.39%	1.85%	2.17%

Portfolio turnover	32%	24%	45%	61%	81%

Net assets end of year (000’s) omitted	$3,764	$5,964	$2,955	$14,923	$5,015

The accompanying notes are an integral part of these financial statements.

23

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$8.91	$8.30	$10.43	$10.40	$10.15

Income (loss) from Investment Operations:

Net investment income[1,2]	0.30	0.27	0.24	0.23	0.25

Net realized and unrealized gain (loss) on investments	(0.07)	0.62	(2.09)	0.17	0.37

Total income (loss) from investment operations	0.23	0.89	(1.85)	0.40	0.62

Less Distributions to Shareholders from:

Net investment income	(0.30)	(0.28)	(0.25)	(0.23)	(0.25)

Net realized gain on investments	–	–	(0.03)	(0.14)	(0.12)

Total distributions to shareholders	(0.30)	(0.28)	(0.28)	(0.37)	(0.37)

Net Asset Value, End of Year	$8.84	$8.91	$8.30	$10.43	$10.40

Total Return[2,3]	2.61%	10.89%	(17.86)%	3.94%	6.31%

Ratio of net expenses to average net assets	0.64%[4]	0.64%	0.64%	0.64%	0.64%

Ratio of gross expenses to average net assets[5]	0.74%	0.73%	0.72%	0.70%	0.72%

Ratio of net investment income to average net assets[2]	3.34%	3.22%	2.74%	2.20%	2.52%

Portfolio turnover	32%	24%	45%	61%	81%

Net assets end of year (000’s) omitted	$180,162	$205,322	$255,928	$369,473	$323,439

The accompanying notes are an integral part of these financial statements.

24

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$8.91	$8.30	$10.43	$10.40	$10.15

Income (loss) from Investment Operations:

Net investment income[1,2]	0.30	0.28	0.25	0.24	0.26

Net realized and unrealized gain (loss) on investments	(0.07)	0.61	(2.10)	0.17	0.37

Total income (loss) from investment operations	0.23	0.89	(1.85)	0.41	0.63

Less Distributions to Shareholders from:

Net investment income	(0.30)	(0.28)	(0.25)	(0.24)	(0.26)

Net realized gain on investments	–	–	(0.03)	(0.14)	(0.12)

Total distributions to shareholders	(0.30)	(0.28)	(0.28)	(0.38)	(0.38)

Net Asset Value, End of Year	$8.84	$8.91	$8.30	$10.43	$10.40

Total Return[2,3]	2.66%	10.95%	(17.82)%	3.99%	6.37%

Ratio of net expenses to average net assets	0.59%[4]	0.59%	0.59%	0.59%	0.59%

Ratio of gross expenses to average net assets[5]	0.69%	0.68%	0.67%	0.65%	0.67%

Ratio of net investment income to average net assets[2]	3.39%	3.27%	2.79%	2.25%	2.57%

Portfolio turnover	32%	24%	45%	61%	81%

Net assets end of year (000’s) omitted	$196	$123	$111	$135	$130

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]	Includes interest expense of less than 0.01% related to participation in the interfund lending program.

[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

25

Notes to Financial Statements December 31, 2024

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds and AMG Funds III (“Trust III”) (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG GW&K Municipal Bond Fund (“Municipal Bond”) and AMG GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), and Trust III: AMG GW&K ESG Bond Fund (“ESG Bond”), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. All Funds offer Class N shares and Class I shares; and Municipal Enhanced offers Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services. Pursuant to Rule 2a-5 under the 1940 Act, the Funds’ Boards of Trustees (the “Board”) designated AMG Funds LLC (the “Investment Manager”) as the Funds’ Valuation Designee to perform the Funds’ fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by the Investment Manager and under the general supervision of the Board. The Funds may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Funds’ valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Investment Manager seeks to determine the price that the Funds might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with quarterly reports, as of the most recent quarter end, summarizing all fair value activity, material fair value matters that occurred during the quarter, and all outstanding securities fair valued by the Funds. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Funds’ investments.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or

26

Notes to Financial Statements (continued)

similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Interest income on foreign securities is recorded gross of any withholding tax. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts or funds within the AMG Funds Family of Funds (collectively, the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from net investment income, if any, will normally be declared and paid monthly by the Funds. Fund distributions resulting from realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax law, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. There were no permanent differences on the Funds. Temporary differences are primarily due to wash sale loss deferrals for ESG Bond and Municipal Enhanced and premium amortization on callable bonds for ESG Bond. Municipal Bond had no temporary differences.

The tax character of distributions paid during the fiscal years ended December 31, 2024 and December 31, 2023 was as follows:

	ESG Bond		Municipal Bond		Municipal Enhanced

Distributions paid from:	2024	2023	2024	2023	2024	2023

Ordinary income *	$14,421,103	$14,222,552	$1,421,761	$1,247,248	$323,591	$367,083

Tax-exempt income	–	–	24,958,333	21,331,928	6,557,782	7,455,287

	$14,421,103	$14,222,552	$26,380,094	$22,579,176	$6,881,373	$7,822,370

* For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2024, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	ESG Bond	Municipal Bond	Municipal Enhanced

Capital loss carryforward	$49,566,478	$33,913,159	$18,501,774

Undistributed ordinary income	160,354	–	–

Undistributed tax-exempt income	–	259,435	62,690

At December 31, 2024, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Depreciation

ESG Bond	$423,393,473	$2,034,680	$(44,252,907)	$(42,218,227)

Municipal Bond	1,036,946,493	3,658,848	(29,921,837)	(26,262,989)

Municipal Enhanced	192,484,717	1,568,071	(11,397,014)	(9,828,943)

27

Notes to Financial Statements (continued)

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. The Investment Manager has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2024, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Investment Manager is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefit/detriment will change materially in the next twelve months.

Furthermore, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2024, the Funds had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

Fund	Short-Term	Long-Term	Total

ESG Bond	$8,208,427	$41,358,051	$49,566,478

Municipal Bond	120,765	33,792,394	33,913,159

Municipal Enhanced	4,224,746	14,277,028	18,501,774

For the fiscal year ended December 31, 2024, the Funds did not utilize capital loss carryovers.

g. CAPITAL STOCK

Each of AMG Funds’ Amended and Restated Agreement and Declaration of Trust and Trust III’s Declaration of Trust authorizes for each applicable Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. For the fiscal year ended December 31, 2023, Municipal Enhanced delivered securities, and cash in connection with redemptions in-kind transactions in the amount of $46,736,183 for subscriptions in-kind to AMG GW&K Municipal Enhanced SMA Shares, an affiliated fund, and a related party. For the purposes of U.S. GAAP, the transactions were treated as sales of securities and the resulting gain or loss was recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized.

For the fiscal years ended December 31, 2024 and December 31, 2023, the capital stock transactions by class for the Funds were as follows:

	ESG Bond				Municipal Bond

	December 31, 2024		December 31, 2023		December 31, 2024		December 31, 2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Shares sold	500,214	$10,862,973	502,045	$10,618,434	669,182	$7,598,411	418,863	$4,709,065

Shares issued in reinvestment of distributions	391,528	8,455,850	395,272	8,384,556	18,239	206,510	18,635	207,971

Shares redeemed	(2,836,260)	(61,437,696)	(2,817,229)	(59,923,434)	(944,242)	(10,758,607)	(556,927)	(6,183,058)

Net decrease	(1,944,518)	$(42,118,873)	(1,919,912)	$(40,920,444)	(256,821)	$(2,953,686)	(119,429)	$(1,266,022)

Class I:

Shares sold	1,285,389	$27,862,718	1,156,432	$24,647,398	24,764,345	$283,196,344	37,373,757	$421,157,504

Shares issued in reinvestment of distributions	259,160	5,598,697	259,536	5,507,823	1,748,253	19,910,129	1,488,315	16,699,309

Shares redeemed	(2,200,770)	(47,647,067)	(2,914,785)	(61,872,107)	(25,956,449)	(296,174,204)	(46,781,942)	(526,167,158)

Net increase (decrease)	(656,221)	$(14,185,652)	(1,498,817)	$(31,716,886)	556,149	$6,932,269	(7,919,870)	$(88,310,345)

28

Notes to Financial Statements (continued)

		Municipal Enhanced

	December 31, 2024		December 31, 2023

	Shares	Amount	Shares	Amount

Class N:

Shares sold	2,046,371	$18,792,524	1,862,046	$16,341,115

Shares issued in reinvestment of distributions	6,151	56,386	8,269	72,921

Shares redeemed	(2,288,800)	(21,089,506)	(1,567,017)	(13,721,798)

Net increase (decrease)	(236,278)	$(2,240,596)	303,298	$2,692,238

Class I:

Shares sold	5,611,380	$49,877,903	14,554,470	$124,614,205

Shares issued in reinvestment of distributions	276,122	2,447,288	330,028	2,811,647

Shares redeemed	(8,546,755)	(75,894,201)	(22,667,440)	(192,162,997)[1]

Net decrease	(2,659,253)	$(23,569,010)	(7,782,942)	$(64,737,145)

Class Z:

Shares sold	7,915	$69,888	–	–

Shares issued in reinvestment of distributions	526	4,671	448	$3,806

Shares redeemed	(46)	(416)	–	–

Net increase	8,395	$74,143	448	$3,806

1 Includes redemption in-kind in the amount of $46,736,183.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party and bilateral repurchase agreements for temporary cash management purposes and for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Securities Lending Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in their share of the underlying collateral under such joint repurchase agreements and in their share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Securities Lending Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2024, the market value of Repurchase Agreements outstanding for ESG Bond, Municipal Bond and Municipal Enhanced was $13,191,497, $1,979,000 and $1,434,000, respectively.

i. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each Fund’s Schedule of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as an investment in securities and a forward sale commitment in the Fund’s Statement of Assets and Liabilities. For financial reporting purposes, the Fund does offset the receivable and payable for delayed delivery investments purchased and sold. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

During the fiscal year ended December 31, 2024, Municipal Bond entered into securities transactions on a delayed delivery or when issued basis. At December 31, 2024, the market value of delayed delivery securities held in the Fund amounted to $13,479,109.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into investment advisory agreements under which the Investment Manager, a subsidiary and the U.S. wealth platform of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects and recommends, subject to the approval of the Boards and, in certain circumstances, shareholders, the

29

Notes to Financial Statements (continued)

subadviser(s) for the Funds and monitors the subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC (“GW&K”), who serves as subadviser pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2024, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

ESG Bond	0.23%

Municipal Bond	0.21%[1]

on first $25 million	0.35%

on next $25 million	0.30%

on next $50 million	0.25%

on balance over $100 million	0.20%

Municipal Enhanced	0.45%

1 The rate shown is the effective rate as of December 31, 2024.

The fee paid to GW&K for its services as subadviser is paid out of the fee the Investment Manager receives from each Fund and does not increase the expenses of each Fund.

The Investment Manager has contractually agreed, through at least May 1, 2025, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of ESG Bond, Municipal Bond and Municipal Enhanced to the annual rate of 0.43%, 0.34% and 0.59%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

For the fiscal year ended December 31, 2024, the Investment Manager’s expense reimbursements, and repayments of prior reimbursements by the Funds to the Investment Manager, if any, are as follows:

	Expense Reimbursements	Repayment of Prior Reimbursements

ESG Bond	$184,397	–

Municipal Bond	664,083	–

Municipal Enhanced	197,494	–

At December 31, 2024, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	ESG Bond	Municipal Bond	Municipal Enhanced

Less than 1 year	$72,842	$726,185	$225,094

1-2 years	90,822	749,681	221,214

2-3 years	184,397	664,083	197,494

Total	$348,061	$2,139,949	$643,802

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally, the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

AMG Funds has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, Municipal Bond and Municipal Enhanced may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of Municipal Bond and Municipal Enhanced average daily net assets attributable to the Class N shares. The portion of payments made under the plan by Class N shares of Municipal Bond and Municipal Enhanced for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

30

Notes to Financial Statements (continued)

For each of Class N and Class I shares of ESG Bond, Municipal Bond and Municipal Enhanced, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2024, was as follows:

	Maximum Annual	Actual
	Amount	Amount
Fund	Approved	Incurred

ESG Bond

Class N	0.25%	0.25%

Class I	0.05%	0.05%

Municipal Bond

Class N	0.15%	0.12%

Class I	0.05%	0.05%

Municipal Enhanced

Class N	0.15%	0.15%

Class I	0.05%	0.05%

The Board provides supervision of the affairs of the Trusts and other trusts within the AMG Funds Family. The Trustees of the Trusts who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At December 31, 2024, the Funds had no interfund loans outstanding.

The following Funds utilized the interfund lending program during the fiscal year ended December 31, 2024 as follows:

Fund	Average Lent	Number of Days	Interest Earned	Average Interest Rate

Municipal Bond	$1,381,925	3	$710	6.250%

Fund	Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

ESG Bond	$1,352,259	3	$612	5.510%

Municipal Enhanced	1,795,619	6	1,651	5.593%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2024, were as follows:

	Long Term Securities

Fund	Purchases	Sales

ESG Bond	$97,871,433	$146,710,180

Municipal Bond	410,406,780	367,998,239

Municipal Enhanced	63,676,707	88,051,597

Purchases and sales of U.S. Government Obligations for the fiscal year ended December 31, 2024 were as follows:

	U.S. Government Obligations

Fund	Purchases	Sales

ESG Bond	$49,554,257	$56,003,553

4. PORTFOLIO SECURITIES LOANED

ESG Bond participates in the Securities Lending Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Securities Lending Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Securities Lending Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2024, was as follows:

31

Notes to Financial Statements (continued)

		Cash	Securities	Total
	Securities	Collateral	Collateral	Collateral
Fund	Loaned	Received	Received	Received

ESG Bond	$18,018,452	$12,935,497	$5,759,562	$18,695,059

The following table summarizes the securities received as collateral for securities lending at December 31, 2024:

Fund	Collateral Type	Coupon Range	Maturity Date Range

ESG Bond	U.S. Treasury Obligations	0.125%-4.875%	01/15/25-08/15/49

5. SEGMENT REPORTING

Each Fund operates through a single operating and reporting segment to achieve its investment objective as reflected in each Fund’s prospectus. The Chief Operating Decision Makers (“CODM”) are the Funds’ president and chief financial officer. The CODM assesses the performance and makes operating decisions for each Fund primarily based on each Fund’s change in net assets resulting from operations. In addition to other factors and metrics, the CODM utilizes each Fund’s net assets, total return, and ratios of net and gross expenses to average net assets as key metrics in reviewing the performance of each Fund. As each Fund’s operations comprise a single reporting segment, the segment assets are reflected on the accompanying Statement of Assets and Liabilities as “Total assets” and the significant segment expenses are listed on the Statement of Operations.

6. FUND RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject the Funds to various risks. Below is a summary of some, but not all, of those risks. Each risk described below does not necessarily apply to each Fund. Please refer to each Fund’s prospectus for a description of the principal risks associated with investing in a particular Fund. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; or (iii) price fluctuations.

Market Risk: Market prices of investments held by the Funds may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

Management Risk: Because the Funds are actively managed investment portfolios, security selection or focus on securities in a particular style, market sector or group of companies may cause the Funds to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that GW&K’s investment techniques and risk analysis will produce the desired result.

Municipal Market Risk: Factors unique to the municipal bond market may negatively affect the value of the Funds’ investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. The Funds may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others.

Sector Risk: Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent certain Funds have substantial holdings within a particular sector, the risks associated with that sector increase. A portion of certain Funds’ assets may be invested in fixed income securities that would tend to respond similarly to particular economic or political developments or the interest on which is based on revenues or otherwise related to similar types of projects. An example would be securities of issuers whose revenues are paid from similar types of projects, such as health care (including hospitals), utilities, or transportation.

Debt Securities Risk: The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. Investments in debt securities are subject to, among other risks, credit risk, interest rate risk, extension risk, prepayment risk and liquidity risk.

Interest Rate Risk: Fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline. During periods of increasing interest rates, the Funds may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Funds.

Credit and Counterparty Risk: The issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations.

Prepayment Risk: A debtor may exercise its right to pay back a bond or other debt security earlier than expected or required during periods of decreasing interest rates.

Extension Risk: During periods of rising interest rates, a debtor may pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall.

Asset-Backed and Mortgage-Backed Securities Risk: Investments in asset-backed and mortgage-backed securities involve risk of severe credit downgrades, loss due to prepayments that occur earlier or later than expected, illiquidity and default.

U.S. Government Securities Risk: Obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”) are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”), are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaults on a loan, there is no guarantee that the U.S. Government will provide financial support.

Inflation/Deflation Risk: Inflation risk is the risk that the value of assets or income from investments will be worth less in the future. Inflation rates may change frequently and drastically as a result of various factors and the Funds’ investments may not keep pace with inflation, which may result in losses to the Funds’ investors or adversely affect the real value of shareholders’ investments in the Funds. As inflation rates increase, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Deflation risk is the risk that the prices throughout the economy decline over time – the

32

Notes to Financial Statements (continued)

opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Funds’ portfolios.

Reinvestment Risk: The Funds may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

Liquidity Risk: The Funds may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

High Yield Risk: Below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity, and market risk than higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

ESG Investing Risk: Because applying a Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, a Fund’s investment returns may underperform funds that do not incorporate ESG factors into their investment process. The incorporation of ESG criteria into the investment process may affect a Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact a Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by GW&K or any judgment exercised by GW&K will improve the financial performance of a Fund or reflect the beliefs or values of any particular investor. ESG standards differ by region and industry, and a company’s ESG practices or GW&K’s assessment of a company’s ESG practices may change over time. GW&K’s evaluation of a company also may be dependent on the availability of timely, complete and accurate ESG data reported by issuers and/or third party data providers. Different methodologies may be used by the various issuers and third party sources that provide ESG data, and such ESG data often lacks standardization, consistency and transparency.

7. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

8. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the Securities Lending Program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2024:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

ESG Bond

Bethesda Securities LLC	$3,200,713	–	$3,200,713	$3,200,713	–

Cantor Fitzgerald Securities, Inc.	3,201,429	–	3,201,429	3,201,429	–

Daiwa Capital Markets America	130,497	–	130,497	130,497	–

Marex Capital Markets, Inc.	3,201,429	–	3,201,429	3,201,429	–

State of Wisconsin Investment Board	3,201,429	–	3,201,429	3,201,429	–

Fixed Income Clearing Corp.	256,000	–	256,000	256,000	–

Total	$13,191,497	–	$13,191,497	$13,191,497	–

Municipal Bond

Fixed Income Clearing Corp.	$1,979,000	–	$1,979,000	$1,979,000	–

33

Notes to Financial Statements (continued)

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Municipal Enhanced

Fixed Income Clearing Corp.	$1,434,000	–	$1,434,000	$1,434,000	–

9. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

34

Report of Independent Registered Public Accounting Firm

To the Boards of Trustees of AMG Funds and AMG Funds III and Shareholders of AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund and AMG GW&K ESG Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund (two of the funds constituting AMG Funds) and AMG GW&K ESG Bond Fund (one of the funds constituting AMG Funds III) (hereafter collectively referred to as the “Funds”) as of December 31, 2024, the related statements of operations for the year ended December 31, 2024, the statements of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2024 and each of the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2025

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

35

Other Information (unaudited)

TAX INFORMATION

AMG GW&K ESG Bond Fund, AMG GW&K Municipal Bond Fund and AMG GW&K Municipal Enhanced Yield Fund each hereby designate the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2024 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code of 1986, as amended, AMG GW&K ESG Bond Fund, AMG GW&K Municipal Bond Fund and AMG GW&K Municipal Enhanced Yield Fund each hereby designates $0, $0 and $0, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2024, or if subsequently determined to be different, the net capital gains of such fiscal year.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

During the fiscal year ended December 31, 2024, there were no changes in and/or disagreements with accountants.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

The remuneration paid to the Trustees during the fiscal year ended December 31, 2024, is reflected as “Trustee fees and expenses” on the Statement of Operations and is set forth in the table below. There was no remuneration paid to any Fund officer or to any affiliated person of any Fund Trustee or officer during the fiscal year ended December 31, 2024.

Trustee fees and expenses

AMG GW&K ESG Bond Fund	$30,553

AMG GW&K Municipal Bond Fund	78,342

AMG GW&K Municipal Enhanced Yield Fund	15,755

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

Not applicable.

36

INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

240 Greenwich Street

New York, NY 10286

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

AMG Funds

Attn: 534426 AIM 154-0520

500 Ross Street

Pittsburgh, PA 15262

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at wealth.amg.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Funds’ website at wealth.amg.com. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semi-annual report or annual report, please visit wealth.amg.com.

wealth.amg.com

EQUITY FUNDS

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap Core

AMG GW&K Small/Mid Cap Growth

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

ALTERNATIVE FUNDS

AMG Systematica Managed Futures Strategy

Systematica Investments Limited, acting as general partner of Systematica Investments LP

wealth.amg.com	123124 AR088

ANNUAL FINANCIAL STATEMENTS

AMG Funds December 31, 2024

AMG GW&K Municipal Enhanced SMA Shares

Ticker: MESHX

wealth.amg.com	123124 AR090

AMG Funds Annual Financial Statements — December 31, 2024

TABLE OF CONTENTS	PAGE

FINANCIAL STATEMENTS

Schedule of Portfolio Investments	2

Statement of Assets and Liabilities	6

Balance sheet, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	7

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	8

Detail of changes in assets for the past two fiscal periods

Financial Highlights	9

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	10

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	15

OTHER INFORMATION	16

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

AMG GW&K Municipal Enhanced SMA Shares Schedule of Portfolio Investments December 31, 2024

	Principal Amount	Value

Municipal Bonds - 96.0%

Alabama - 2.8%

County of Jefferson Sewer Revenue
5.500%, 10/01/53	$4,750,000	$5,149,185

California - 1.5%

California Municipal Finance Authority,
5.000%, 05/15/43	485,000	498,819
5.000%, 05/15/48	795,000	813,870

California Municipal Finance Authority, Series A
4.000%, 02/01/51	240,000	227,186

Riverside County Transportation Commission, Series B1
4.000%, 06/01/46	420,000	412,943

Riverside County Transportation Commission, Series C
4.000%, 06/01/47	555,000	541,024

San Diego County Regional Airport Authority,
Series B
4.000%, 07/01/51	325,000	304,418

Total California		2,798,260

Colorado - 2.0%

Colorado Health Facilities Authority, Series A,
5.000%, 08/01/44	930,000	954,967
5.250%, 12/01/54	1,000,000	1,073,486

Public Authority for Colorado Energy Natural Gas Purchase Revenue
6.500%, 11/15/38	1,300,000	1,554,086

Total Colorado		3,582,539

Connecticut - 0.7%

Connecticut State Health & Educational Facilities Authority,
4.000%, 07/01/39	485,000	472,575
4.000%, 07/01/40	555,000	534,760
4.000%, 07/01/42	285,000	268,036

Total Connecticut		1,275,371

Florida - 11.6%

Brevard County Health Facilities Authority,
Series A
5.000%, 04/01/47	1,185,000	1,233,166

Capital Trust Authority, Series A,
5.000%, 06/01/54[1]	1,000,000	969,989
5.000%, 06/01/64[1]	1,765,000	1,677,723

County of Miami-Dade Florida Seaport Department, Series 1, (AGM)
4.000%, 10/01/45	2,265,000	2,126,510

County of Miami-Dade Florida Seaport Department, Series A
5.250%, 10/01/52	365,000	377,552

County of Miami-Dade Florida Water & Sewer System
4.000%, 10/01/48	1,675,000	1,611,994

	Principal Amount	Value

Escambia County Health Facilities Authority
4.000%, 08/15/50	$1,055,000	$927,717

Florida Development Finance Corp.,
4.000%, 02/01/52	485,000	405,233
5.000%, 02/01/52	325,000	320,229
5.250%, 08/01/55	1,750,000	1,816,631

Florida Housing Finance Corp., Series 3, (GNMA FNMA FHLMC)
4.750%, 07/01/54	3,500,000	3,506,990

Hillsborough County Industrial Development Authority
4.000%, 08/01/50	815,000	739,013

Miami Beach Health Facilities Authority,
4.000%, 11/15/46	2,370,000	2,184,772
4.000%, 11/15/51	1,250,000	1,122,992

Village Community Development District No 15,
4.550%, 05/01/441	1,000,000	990,653
4.800%, 05/01/551	1,000,000	988,886

Total Florida		21,000,050

Georgia - 2.5%

Columbia County Hospital Authority, Series A
5.750%, 04/01/53	1,250,000	1,387,490

Fayette County Development Authority,
5.250%, 10/01/49	1,500,000	1,599,650
5.250%, 10/01/54	1,500,000	1,585,305
Total Georgia		4,572,445

Illinois - 3.8%

Chicago O'Hare International Airport, Senior Lien, Series A
5.000%, 01/01/48	1,100,000	1,115,266

Metropolitan Pier & Exposition Authority,
4.000%, 12/15/42	325,000	309,290
4.000%, 06/15/52	485,000	435,286
5.000%, 06/15/50	815,000	834,681

State of Illinois, Series A
4.000%, 03/01/40	1,240,000	1,210,023

State of Illinois, Series B,
5.250%, 05/01/48	1,000,000	1,066,994
5.250%, 05/01/49	1,000,000	1,067,437
5.500%, 05/01/47	815,000	877,969

Total Illinois		6,916,946

Indiana - 2.1%

Indiana Finance Authority, Series A,
5.000%, 07/01/54	1,000,000	1,011,977
5.000%, 07/01/59	1,250,000	1,253,638
5.250%, 07/01/64	1,500,000	1,526,808

Total Indiana		3,792,423

Louisiana - 4.5%

Louisiana Public Facilities Authority,
5.500%, 09/01/59	2,500,000	2,633,027
5.750%, 09/01/64	2,500,000	2,697,798

The accompanying notes are an integral part of these financial statements.

2

AMG GW&K Municipal Enhanced SMA Shares Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Louisiana - 4.5% (continued)

Louisiana Stadium & Exposition District, Series A
5.250%, 07/01/53	$2,615,000	$2,780,667

Total Louisiana		8,111,492

Massachusetts - 3.2%

Massachusetts Development Finance Agency,
4.000%, 07/01/51	1,080,000	855,164
5.250%, 07/01/52	3,705,000	3,898,094

Massachusetts Development Finance Agency, Series A
5.000%, 07/01/60[1]	1,000,000	987,585

Total Massachusetts		5,740,843

Minnesota - 1.0%

Duluth Economic Development Authority, Series A
5.000%, 02/15/48	410,000	413,646

Minnesota Agricultural & Economic Development Board, Series 2024
5.250%, 01/01/54	1,250,000	1,342,065

Total Minnesota		1,755,711

Missouri - 0.8%

Health & Educational Facilities Authority of the State of Missouri
4.000%, 06/01/53	1,500,000	1,386,886

Nebraska - 0.6%

Central Plains Energy Project #3, Series A
5.000%, 09/01/42	1,025,000	1,117,145

New Jersey - 4.0%

New Jersey Economic Development Authority, Series QQQ,
4.000%, 06/15/46	240,000	234,293
4.000%, 06/15/50	400,000	383,282

New Jersey Transportation Trust Fund Authority, Series AA
4.000%, 06/15/50	325,000	308,993

New Jersey Transportation Trust Fund Authority, Series BB
5.250%, 06/15/50	2,000,000	2,152,104

South Jersey Transportation Authority,
4.625%, 11/01/47	2,070,000	2,113,681
5.250%, 11/01/52	820,000	872,630

Tobacco Settlement Financing Corp., Series A,
5.000%, 06/01/46	405,000	411,391
5.250%, 06/01/46	530,000	543,187

Tobacco Settlement Financing Corp., Series B
5.000%, 06/01/46	290,000	289,609

Total New Jersey		7,309,170

New York - 12.7%

City of New York, Series C
4.125%, 03/01/54	1,000,000	970,832

	Principal Amount	Value

Metropolitan Transportation Authority, Series 1,
4.750%, 11/15/45	$3,625,000	$3,701,427
5.000%, 11/15/50	1,000,000	1,031,666
5.250%, 11/15/55	490,000	511,081

New York City Transitional Finance Authority, Series E
5.000%, 11/01/53[2]	2,000,000	2,141,752

New York State Dormitory Authority, Series A,
4.000%, 07/01/47	550,000	521,320
4.000%, 07/01/52	340,000	310,235

New York State Urban Development Corp., Series A
4.000%, 03/15/48	1,175,000	1,135,856

New York Transportation Development Corp.,
4.000%, 04/30/53	1,125,000	951,811
5.000%, 12/01/40	845,000	876,822
5.000%, 12/01/41	815,000	841,389
5.500%, 06/30/54	1,000,000	1,048,987
5.625%, 04/01/40	1,000,000	1,062,252
6.000%, 04/01/35	500,000	556,773
6.000%, 06/30/54	2,500,000	2,674,148

New York Transportation Development Corp. (AGM)
5.000%, 06/30/49	1,110,000	1,143,254

New York Transportation Development Corp., Series A
5.500%, 12/31/60	2,500,000	2,637,430

Suffolk Regional Off-Track Betting Co.
6.000%, 12/01/53	1,000,000	1,038,103

Total New York		23,155,138

North Carolina - 2.0%

North Carolina Turnpike Authority, Series A, (AGM)
5.000%, 01/01/58	3,500,000	3,672,896

Ohio - 4.0%

Ohio Higher Educational Facility Commission,
5.250%, 05/01/49	2,500,000	2,642,698
5.250%, 05/01/54	3,000,000	3,157,748

Ohio Housing Finance Agency, Series A, (GNMA FNMA FHLMC)
4.550%, 09/01/49	1,500,000	1,480,723

Total Ohio		7,281,169

Pennsylvania - 9.5%

Allegheny County Airport Authority, Series A
5.000%, 01/01/51	815,000	832,881

Geisinger Authority
4.000%, 04/01/50	1,340,000	1,249,112

Montgomery County Higher Education and Health Authority, Series B
5.000%, 05/01/52	900,000	922,018

Pennsylvania Economic Development Financing Authority, (AGM)
5.000%, 12/31/57	4,075,000	4,161,081

The accompanying notes are an integral part of these financial statements.

3

AMG GW&K Municipal Enhanced SMA Shares Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Pennsylvania - 9.5% (continued)

Pennsylvania Economic Development Financing Authority
5.250%, 06/30/53	$2,185,000	$2,242,364

Pennsylvania Higher Educational Facilities Authority, Series B2
5.000%, 11/01/54	2,000,000	2,075,112

Pennsylvania Housing Finance Agency, Series 146A
4.750%, 04/01/53	2,250,000	2,252,339

Pennsylvania Turnpike Commission, Series A
4.000%, 12/01/50	2,635,000	2,496,264

Philadelphia Authority for Industrial Development
5.250%, 11/01/52	1,010,000	1,079,774

Total Pennsylvania		17,310,945

Rhode Island - 3.5%

Rhode Island Health and Educational Building Corp.,
5.000%, 11/01/53	1,030,000	1,087,647
5.250%, 05/15/54	4,500,000	4,723,830

Tobacco Settlement Financing Corp., Series A
5.000%, 06/01/40	530,000	531,350

Total Rhode Island		6,342,827

South Carolina - 3.4%

Richland County School District No 2, Series A, (South Carolina School District)
1.875%, 03/01/38	1,600,000	1,170,175

South Carolina Jobs-Economic Development Authority
5.750%, 11/15/54	1,000,000	1,053,808

South Carolina Jobs-Economic Development Authority, Series A
5.500%, 11/01/54	2,000,000	2,190,600

South Carolina Public Service Authority, Series B
5.250%, 12/01/54	1,650,000	1,772,459

Total South Carolina		6,187,042

Tennessee - 4.9%

Chattanooga Health Educational & Housing Facility Board
5.250%, 12/01/54	2,000,000	2,093,991

City of Chattanooga Electric
2.000%, 09/01/40	1,400,000	1,000,094

Knox County Health Educational & Housing Facility Board, Series 1, (BAM)
5.125%, 07/01/59	1,545,000	1,591,526

Knox County Health Educational & Housing Facility Board, Series A1, (BAM)
5.250%, 07/01/49	1,000,000	1,059,467
5.500%, 07/01/59	1,000,000	1,066,973

	Principal Amount	Value

Metropolitan Government Nashville & Davidson County Health & Educational Facilities
5.250%, 05/01/53	$520,000	$554,298

Shelby County Health & Educational Facilities Board, Series A1
5.250%, 06/01/56[1]	1,500,000	1,510,341

Total Tennessee		8,876,690

Texas - 8.5%

Central Texas Regional Mobility Authority, Series B
4.000%, 01/01/51	2,000,000	1,848,385

City of Houston Airport System, Series A
4.000%, 07/01/48	240,000	222,516

City of Houston TX Airport System Revenue, Series B,
5.500%, 07/15/37	1,500,000	1,587,668
5.500%, 07/15/38	1,000,000	1,056,873
5.500%, 07/15/39	1,630,000	1,720,158

City of Houston, Series A
5.250%, 03/01/49	1,565,000	1,704,557

Lower Colorado River Authority
5.000%, 05/15/51	1,365,000	1,424,314

Texas Private Activity Bond Surface Transportation Corp.,
5.000%, 06/30/58	4,050,000	4,107,182
5.500%, 12/31/58	650,000	694,622

Texas Private Activity Bond Surface Transportation Corp., Series A
4.000%, 12/31/39	1,180,000	1,147,488

Total Texas		15,513,763

Virginia - 3.7%

Lynchburg Economic Development Authority
4.000%, 01/01/55	240,000	215,416

Virginia Small Business Financing Authority,
4.000%, 01/01/39	485,000	465,850
4.000%, 01/01/40	485,000	462,321
5.000%, 12/31/47	1,755,000	1,811,740
5.000%, 12/31/49	1,905,000	1,914,295
5.000%, 12/31/52	1,895,000	1,901,597

Total Virginia		6,771,219

Washington - 1.4%

Washington State Housing Finance Commission,
5.000%, 07/01/54	1,500,000	1,542,278
5.500%, 07/01/49	1,000,000	1,074,460

Total Washington		2,616,738

West Virginia - 0.6%

West Virginia Hospital Finance Authority, Series B
6.000%, 09/01/53	1,000,000	1,111,614

The accompanying notes are an integral part of these financial statements.

4

AMG GW&K Municipal Enhanced SMA Shares Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Wisconsin - 0.7%

Public Finance Authority, Series A
5.000%, 06/01/41[1]	$1,250,000	$1,273,109

Total Municipal Bonds
(Cost $173,461,493)		174,621,616

Short-Term Investments - 4.6%

Repurchase Agreements - 4.6%

Fixed Income Clearing Corp., dated 12/31/24, due 01/02/25, 4.100% total to be received $8,366,905 (collateralized by a U.S. Treasury Note, 4.500%, 12/31/31, totaling $8,532,302)	8,365,000	8,365,000

Total Short-Term Investments
(Cost $8,365,000)		8,365,000

Value

Total Investments - 100.6%
(Cost $181,826,493)	$182,986,616

Other Assets, less Liabilities - (0.6)%	(1,034,960)

Net Assets - 100.0%	$181,951,656

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the value of these securities amounted to $8,398,286 or 4.6% of net assets.

[2]	All or part of a security is delayed delivery transaction. The market value for delayed delivery securities at December 31, 2024, amounted to $2,141,752, or 1.2% of net assets.

AGM  Assured Guaranty Municipal Corp.

BAM   Build America Mutual Assurance Co.

FHLMC Freddie Mac

FNMA    Fannie Mae

GNMA   Ginnie Mae

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Municipal Bonds	–	$174,621,616	–	$174,621,616
Short-Term Investments

Repurchase Agreements	–	8,365,000	–	8,365,000

Total Investments in Securities	–	$182,986,616	–	$182,986,616

For the fiscal year ended December 31, 2024, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities December 31, 2024

AMG GW&K Municipal Enhanced SMA Shares

Assets:

Investments at value[1]	$182,986,616

Cash	855

Interest receivables	1,950,183

Receivable from affiliate	15,019

Prepaid expenses and other assets	7,723

Total assets	184,960,396

Liabilities:

Payable for investments purchased	743,881

Payable for delayed delivery investments purchased	2,139,960

Payable for Fund shares repurchased	46,485

Accrued expenses:

Other	78,414

Total liabilities	3,008,740

Commitments and Contingencies (Notes 2 & 6)

Net Assets	$181,951,656

[1] Investments at cost	$181,826,493

Net Assets Represent:

Paid-in capital	$180,688,085

Total distributable earnings	1,263,571

Net Assets	$181,951,656

Net assets	$181,951,656

Shares outstanding	17,605,998

Net asset value, offering and redemption price per share	$10.33

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations For the fiscal year ended December 31, 2024

AMG GW&K Municipal Enhanced SMA Shares

Investment Income:

Interest income	$6,515,795

Total investment income	6,515,795

Expenses:

Professional fees	52,024

Custodian fees	25,303

Registration fees	19,673

Reports to shareholders	12,791

Trustee fees and expenses	11,218

Transfer agent fees	4,400

Miscellaneous	4,517

Total expenses before offsets	129,926

Expense reimbursements	(129,926)

Net expenses	–

Net investment income	6,515,795

Net Realized and Unrealized Loss:

Net realized gain on investments	877,195

Net change in unrealized appreciation/depreciation on investments	(2,820,862)

Net realized and unrealized loss	(1,943,667)

Net increase in net assets resulting from operations	$4,572,128

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets For the year ended December 31, 2024 and the fiscal period ended December 31, 2023

	AMG GW&K Municipal Enhanced SMA Shares

	2024	2023[1]

Increase in Net Assets Resulting From Operations:

Net investment income	$6,515,795	$2,004,979

Net realized gain (loss) on investments	877,195	(93,911)

Net change in unrealized appreciation/depreciation on investments	(2,820,862)	3,980,985

Net increase in net assets resulting from operations	4,572,128	5,892,053

Distributions to Shareholders:	(7,223,059)	(1,924,979)

Capital Share Transactions:[2]

Net increase from capital share transactions	86,672,277	93,963,236

Total increase in net assets	84,021,346	97,930,310

Net Assets:

Beginning of period	97,930,310	–

End of period	$181,951,656	$97,930,310

[1]	Commencement of operations was February 28, 2023.

[2]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

8

AMG GW&K Municipal Enhanced SMA Shares Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,

	2024	2023[1]

Net Asset Value, Beginning of Period	$10.51	$10.00

Income (loss) from Investment Operations:

Net investment income[2,3]	0.47	0.38

Net realized and unrealized gain (loss) on investments	(0.15)	0.48

Total income from investment operations	0.32	0.86

Less Distributions to Shareholders from:

Net investment income	(0.46)	(0.35)

Net realized gain on investments	(0.04)	–

Total distributions to shareholders	(0.50)	(0.35)

Net Asset Value, End of Period	$10.33	$10.51

Total Return[3,4]	3.14%	8.81%[5]

Ratio of net expenses to average net assets	0.00%	0.00%[6]

Ratio of gross expenses to average net assets[7]	0.09%	0.20%[6]

Ratio of net investment income to average net assets[3]	4.51%	4.55%[6]

Portfolio turnover	17%	12%[5,8]

Net assets end of period (000’s) omitted	$181,952	$97,930

[1]	Commencement of operations was February 28, 2023.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of period end.
[5]	Not annualized.
[6]	Annualized.
[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[8]	Portfolio turnover rate excludes securities received from processing a subscription in-kind.

The accompanying notes are an integral part of these financial statements.

9

Notes to Financial Statements December 31, 2024

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is AMG GW&K Municipal Enhanced SMA Shares (the “Fund”).

The Fund offers a single class of shares for purchase. Shares of the Fund may be purchased only by or on behalf of separately managed account clients where GW&K Investment Management, LLC (“GW&K”), the Fund’s subadviser, has an agreement with sponsors of separately managed account programs (“Program Sponsors”), or directly with the client, to provide management or advisory services to the managed account or to the Program Sponsor for its use in managing such account.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services. Pursuant to Rule 2a-5 under the 1940 Act, the Fund’s Board of Trustees (the “Board”) designated AMG Funds LLC (the “Investment Manager”) as the Fund’s Valuation Designee to perform the Fund’s fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by the Investment Manager and under the general supervision of the Board. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Fund’s valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Investment Manager seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with quarterly reports, as of the most recent quarter end, summarizing all fair value activity, material fair value matters that occurred during the quarter, and all outstanding securities fair valued by the Fund. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Fund’s investments.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or

10

Notes to Financial Statements (continued)

methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend income is recorded on the ex-dividend date and other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to the Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively, the “AMG Funds Family”) based upon their relative average net assets or number of shareholders.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from net investment income, if any, will normally be declared and paid monthly. Fund distributions resulting from net realized capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax law, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to tax equalization utilized. There were no temporary differences during the period.

The tax character of distributions paid during the fiscal year ended December 31, 2024 and the fiscal period ended December 31, 2023 was as follows:

Distributions paid from:	2024	2023

Ordinary income *	$1,022,499	$156,575

Tax-exempt income	6,066,224	1,768,404

Long-term capital gains	134,336	–

	$7,223,059	$1,924,979

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2024, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Undistributed ordinary income	$14,381

Undistributed tax-exempt income	73,692

Undistributed long-term capital gains	15,375

At December 31, 2024, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation	Net Appreciation

$181,826,493	$2,033,448	$(873,325)	$1,160,123

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. The Investment Manager has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2024, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Investment Manager is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefit/detriment will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2024, the Fund had no capital loss carryovers for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended December 31, 2025, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

For the fiscal year ended December 31, 2024, the Fund utilized capital loss carryovers in the amount of $93,911.

g. CAPITAL STOCK

The Trust’s Amended and Restated Agreement and Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. For the fiscal period ended December 31, 2023, the Fund received securities and cash in connection with subscriptions in-kind transactions in the amount of $46,736,183 from a redemption in-kind from the AMG GW&K Municipal Enhanced Yield Fund, an affiliated fund, and a related party. For the purposes of U.S. GAAP, the transactions were treated as purchases of securities at a cost equal to the market value of the securities on the date of the transfer.

11

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2024 and the fiscal period ended December 31, 2023, the capital stock transactions for the Fund were as follows:

	December 31, 2024		December 31, 2023

	Shares	Amount	Shares	Amount

Shares sold	9,581,383	$100,277,537	9,760,519	$98,358,593	[1]

Shares issued in reinvestment of distributions	366,860	3,822,607	168,047	1,683,854

Shares redeemed	(1,663,379)	(17,427,867)	(607,432)	(6,079,211)

Net increase	8,284,864	$86,672,277	9,321,134	$93,963,236

1 Includes subscriptions in-kind in the amount of $46,736,183.

h. REPURCHASE AGREEMENTS

The Fund may enter into third-party and bilateral repurchase agreements for temporary cash management purposes. The value of the underlying collateral, including accrued interest, must equal or exceed the value of the repurchase agreements during the term of the agreement. The underlying collateral for all repurchase agreements is held by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2024, the market value of repurchase agreements outstanding was $8,365,000.

i. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Fund may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund’s Schedule of Portfolio Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as an investment in securities and a forward sale commitment in the Fund’s Statement of Assets and Liabilities. For financial reporting purposes, the Fund does offset the receivable and payable for delayed delivery investments purchased and sold. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

During the fiscal year ended December 31, 2024, the Fund entered into securities transactions on a delayed delivery or when issued basis. At December 31, 2024, the market value of delayed delivery securities held in the Fund amounted to $2,141,752.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. wealth platform of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects and recommends, subject to the approval of the Board and, in certain circumstances, shareholders, the Fund’s subadviser and monitors the subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by GW&K, who serves as subadviser pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

The Fund does not pay advisory fees to the Investment Manager or GW&K. Shareholders should be aware, however, that the Fund is an integral part of separately managed account programs, and the Investment Manager or GW&K will be compensated directly or indirectly by Program Sponsors or program participants for managed account advisory services.

The Investment Manager has contractually agreed, through at least May 1, 2025, to waive fees and/or pay or reimburse the Fund’s expenses in order to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.00% of the average daily net assets attributable to the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

For the fiscal year ended December 31, 2024, the Investment Manager reimbursed the Fund $129,926.

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for certain aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund does not pay administrative fees to the Investment Manager for these services.

12

Notes to Financial Statements (continued)

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund may be purchased only by or on behalf of separately managed account clients where GW&K has an agreement with the Program Sponsor (typically, a registered investment adviser or broker-dealer), or directly with the client, to provide management or advisory services to the managed account. Generally, the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At December 31, 2024, the Fund had no interfund loans outstanding. The Fund did not borrow during the fiscal year ended December 31, 2024.

The Fund utilized the interfund lending program during the fiscal year ended December 31, 2024 as follows:

Average Lent	Number of Days	Interest Earned	Average Interest Rate

$3,991,461	9	$5,778	5.870%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2024, were $107,889,007 and $23,346,302, respectively.

The Fund had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2024.

4. SEGMENT REPORTING

The Fund operates through a single operating and reporting segment to achieve its investment objective as reflected in the Fund’s prospectus. The Chief Operating Decision Makers (“CODM”) are the Fund’s president and chief financial officer. The CODM assesses the performance and makes operating decisions for the Fund primarily based on the Fund’s change in net assets resulting from operations. In addition to other factors and metrics, the CODM utilizes the Fund’s net assets, total return, and ratios of net and gross expenses to average net assets as key metrics in reviewing the performance of the Fund. As the Fund’s operations comprise a single reporting segment, the segment assets are reflected on the accompanying Statement of Assets and Liabilities as “Total assets” and the significant segment expenses are listed on the Statement of Operations.

5. FUND RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market; or (iii) price fluctuations. Please refer to the Fund’s current prospectus for additional information about the Fund’s principal risks.

Market Risk: Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

Management Risk: Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that GW&K’s investment techniques and risk analysis will produce the desired result.

Municipal Market Risk: Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others.

Sector Risk: Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. A portion of the Fund’s assets may be invested in fixed income securities that would tend to respond similarly to particular economic or political developments or the interest on which is based on revenues or otherwise related to similar types of projects. An example would be securities of issuers whose revenues are paid from similar types of projects, such as health care (including hospitals) or transportation.

Debt Securities Risk: The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. Investments in debt securities are subject to, among other risks, credit risk, interest rate risk, extension risk, prepayment risk and liquidity risk.

Interest Rate Risk: Fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline. During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.

13

Notes to Financial Statements (continued)

Inflation/Deflation Risk: Inflation risk is the risk that the value of assets or income from investments will be worth less in the future. Inflation rates may change frequently and drastically as a result of various factors and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of shareholders’ investments in the Fund. As inflation rates increase, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Deflation risk is the risk that the prices throughout the economy decline over time – the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Credit and Counterparty Risk: The issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations.

Prepayment Risk: A debtor may exercise its right to pay back a bond or other debt security earlier than expected or required during periods of decreasing interest rates.

Extension Risk: During periods of rising interest rates, a debtor may pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall.

Liquidity Risk: The Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

High Yield Risk: Below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity, and market risk than higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

7. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities.

The following table is a summary of the Fund’s open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2024:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Fixed Income Clearing Corp.	$8,365,000	–	$8,365,000	$8,365,000	–

8. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require an additional disclosure in or adjustment of the Fund’s financial statements.

14

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AMG Funds and Shareholders of AMG GW&K Municipal Enhanced SMA Shares

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AMG GW&K Municipal Enhanced SMA Shares (one of the funds constituting AMG Funds, referred to hereafter as the “Fund”) as of December 31, 2024, the related statement of operations for the year ended December 31, 2024 and the statements of changes in net assets and the financial highlights for the year ended December 31, 2024 and for the period February 28, 2023 (commencement of operations) through December 31, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year ended December 31, 2024, and the changes in its net assets and the financial highlights for the year ended December 31, 2024 and for the period February 28, 2023 (commencement of operations) through December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2025

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

15

Other Information (unaudited)

TAX INFORMATION

AMG GW&K Municipal Enhanced SMA Shares hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2024 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code of 1986, as amended, AMG GW&K Municipal Enhanced SMA Shares hereby designates $144,350 as a capital gain distribution with respect to the taxable year ended December 31, 2024, or if subsequently determined to be different, the net capital gains of such fiscal year.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

During the fiscal year ended December 31, 2024, there were no changes in and/or disagreements with accountants.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

The remuneration paid to the Trustees during the fiscal year ended December 31, 2024, was $11,218, which is reflected as “Trustee fees and expenses” on the Statement of Operations. There was no remuneration paid to any Fund officer or to any affiliated person of any Fund Trustee or officer during the fiscal year ended December 31, 2024.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

Not applicable.

16

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

240 Greenwich Street

New York, NY 10286

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

AMG Funds

Attn: 534426 AIM 154-0520

500 Ross Street

Pittsburgh, PA 15262

800.548.4539

This report is prepared for the Fund's shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund's website at wealth.amg.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund's proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund's portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Fund's website at wealth.amg.com. To review a complete list of the Fund's portfolio holdings, or to view the most recent semi-annual report or annual report, please visit wealth.amg.com.

wealth.amg.com

ANNUAL FINANCIAL STATEMENTS

AMG Funds December 31, 2024

AMG GW&K Small Cap Core Fund

Class N: GWETX | Class I: GWEIX | Class Z: GWEZX

AMG GW&K Small Cap Value Fund

Class N: SKSEX | Class I: SKSIX | Class Z: SKSZX

AMG GW&K Small/Mid Cap Core Fund

Class N: GWGVX | Class I: GWGIX | Class Z: GWGZX

wealth.amg.com	123124 AR089

AMG Funds Annual Financial Statements — December 31, 2024

TABLE OF CONTENTS	PAGE

FINANCIAL STATEMENTS

Schedules of Portfolio Investments

AMG GW&K Small Cap Core Fund	2

AMG GW&K Small Cap Value Fund	5

AMG GW&K Small/Mid Cap Core Fund	8

Statement of Assets and Liabilities	10

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	12

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	13

Detail of changes in assets for the past two fiscal years

Financial Highlights	15

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	24

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32

OTHER INFORMATION	33

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments December 31, 2024

	Shares	Value

Common Stocks - 98.9%

Consumer Discretionary - 11.9%

Asbury Automotive Group, Inc.*	27,932	$6,788,314

Boot Barn Holdings, Inc.*	51,960	7,888,567

Champion Homes, Inc.*	112,785	9,936,358

First Watch Restaurant Group, Inc.*,1	391,352	7,283,061

Grand Canyon Education, Inc.*	51,134	8,375,749

La-Z-Boy, Inc.	106,695	4,648,701

Oxford Industries, Inc.[1]	69,976	5,512,709

Patrick Industries, Inc.	90,085	7,484,262

Revolve Group, Inc.*	111,806	3,744,383

Texas Roadhouse, Inc.	55,048	9,932,311

Tri Pointe Homes, Inc.*	199,468	7,232,710

Total Consumer Discretionary		78,827,125

Consumer Staples - 3.0%

Central Garden & Pet Co., Class A*	274,330	9,066,606

Utz Brands, Inc.[1]	311,579	4,879,327

The Vita Coco Co., Inc.*,1	157,403	5,809,745

Total Consumer Staples		19,755,678

Energy - 4.4%

ChampionX Corp.	151,673	4,123,989

Chord Energy Corp.	56,545	6,611,242

Magnolia Oil & Gas Corp., Class A1	385,014	9,001,627

Matador Resources Co.	169,659	9,545,015

Total Energy		29,281,873

Financials - 17.3%

Ameris Bancorp	156,380	9,784,697

The Baldwin Insurance Group, Inc.*	153,432	5,947,024

Cathay General Bancorp	150,515	7,166,019

Cohen & Steers, Inc.[1]	75,324	6,955,418

Flywire Corp.*	427,658	8,818,308

Glacier Bancorp, Inc.[1]	88,042	4,421,469

Horace Mann Educators Corp.	209,190	8,206,524

Houlihan Lokey, Inc.	60,929	10,580,930

Independent Bank Corp.	84,464	5,421,744

OceanFirst Financial Corp.	320,720	5,805,032

Pacific Premier Bancorp, Inc.	251,983	6,279,416

Perella Weinberg Partners	224,999	5,363,976

Seacoast Banking Corp. of Florida	244,622	6,734,444

Stifel Financial Corp.	94,967	10,074,099

Texas Capital Bancshares, Inc.*	63,000	4,926,600

UMB Financial Corp.	74,775	8,439,107

Total Financials		114,924,807

	Shares	Value

Health Care - 19.0%

Agios Pharmaceuticals, Inc.*	88,179	$2,897,562

Arcutis Biotherapeutics, Inc.*,1	295,056	4,110,130

Artivion, Inc.*,1	213,443	6,102,335

AtriCure, Inc.*	184,091	5,625,821

Azenta, Inc.*	82,809	4,140,450

BioCryst Pharmaceuticals, Inc.*	549,142	4,129,548

Crinetics Pharmaceuticals, Inc.*	71,825	3,672,412

Globus Medical, Inc., Class A*	134,692	11,140,375

Halozyme Therapeutics, Inc.*	132,588	6,339,032

HealthEquity, Inc.*	96,828	9,290,647

ICU Medical, Inc.*	19,015	2,950,558

Insmed, Inc.*	111,088	7,669,516

Intra-Cellular Therapies, Inc.*	102,563	8,566,062

Medpace Holdings, Inc.*	24,291	8,070,199

Paragon 28, Inc.*,1	317,870	3,283,597

Phreesia, Inc.*	265,886	6,689,692

SpringWorks Therapeutics, Inc.*	111,426	4,025,821

Supernus Pharmaceuticals, Inc.*	215,918	7,807,595

Tandem Diabetes Care, Inc.*	194,300	6,998,686

US Physical Therapy, Inc.[1]	57,016	5,057,889

Veracyte, Inc.*	203,681	8,065,768

Total Health Care		126,633,695

Industrials - 17.4%

Cadre Holdings, Inc.[1]	155,812	5,032,728

CBIZ, Inc.*	120,511	9,861,415

Chart Industries, Inc.*,1	40,095	7,651,730

Ducommun, Inc.*	79,567	5,065,235

Enerpac Tool Group Corp.	92,514	3,801,400

Gates Industrial Corp. PLC*	251,925	5,182,097

Hillman Solutions Corp.*	569,381	5,545,771

ICF International, Inc.	48,934	5,833,422

ITT, Inc.	52,666	7,524,918

Primoris Services Corp.	129,259	9,875,388

RBC Bearings, Inc.*	40,709	12,177,690

Schneider National, Inc., Class B1	130,520	3,821,626

SPX Technologies, Inc.*	81,560	11,868,611

Sterling Infrastructure, Inc.*	51,248	8,632,726

Thermon Group Holdings, Inc.*	142,094	4,088,044

UFP Industries, Inc.	86,241	9,715,049

Total Industrials		115,677,850

Information Technology - 13.3%

Advanced Energy Industries, Inc.	57,197	6,613,689

The accompanying notes are an integral part of these financial statements.

2

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 13.3% (continued)

Allegro MicroSystems, Inc.*,1	196,038	$4,285,391

Appfolio, Inc., Class A*	36,748	9,066,466

The Descartes Systems Group, Inc. (Canada)*	96,360	10,946,496

Endava PLC, Sponsored ADR (United Kingdom)*	158,848	4,908,403

Intapp, Inc.*	257,231	16,485,935

MACOM Technology Solutions Holdings, Inc.*	109,023	14,163,178

Novanta, Inc.*	64,288	9,821,278

Silicon Laboratories, Inc.*	46,733	5,805,173

Viavi Solutions, Inc.*	657,509	6,640,841

Total Information Technology		88,736,850

Materials - 5.1%

Avient Corp.	212,590	8,686,427

Balchem Corp.	52,078	8,488,454

Minerals Technologies, Inc.	90,681	6,910,799

Silgan Holdings, Inc.	189,704	9,874,093

Total Materials		33,959,773

Real Estate - 5.3%

Agree Realty Corp., REIT [1]	92,293	6,502,042

Independence Realty Trust, Inc., REIT	315,219	6,253,945

National Health Investors, Inc., REIT [1]	78,291	5,425,566

Ryman Hospitality Properties, Inc., REIT	70,952	7,403,132

STAG Industrial, Inc., REIT	283,047	9,572,649

Total Real Estate		35,157,334

Utilities - 2.2%

IDACORP, Inc.	59,105	6,458,995

	Shares	Value

Northwestern Energy Group, Inc.	155,222	$8,298,168

Total Utilities		14,757,163

Total Common Stocks
(Cost $447,850,426)		657,712,148

	Principal Amount

Short-Term Investments - 0.7%

Joint Repurchase Agreements - 0.2%[2]

Daiwa Capital Markets America, dated 12/31/24, due 01/02/25, 4.470% total to be received $235,034 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 03/27/25 -01/01/55, totaling $239,676)	$234,976	234,976

State of Wisconsin Investment Board, dated 12/31/24, due 01/02/25, 4.740% total to be received $1,000,263 (collateralized by various U.S. Treasuries, 0.125% - 3.625%, 01/15/26 -02/15/53, totaling $1,017,328)	1,000,000	1,000,000

Total Joint Repurchase Agreements		1,234,976

Repurchase Agreements - 0.5%

Fixed Income Clearing Corp., dated 12/31/24, due 01/02/25, 4.100% total to be received $3,381,770 (collateralized by a U.S. Treasury Note, 4.500%, 12/31/31, totaling $3,448,635)	3,381,000	3,381,000

Total Short-Term Investments
(Cost $4,615,976)		4,615,976

Total Investments - 99.6%
(Cost $452,466,402)		662,328,124

Other Assets, less Liabilities - 0.4%		2,484,068

Net Assets - 100.0%		$664,812,192

*	Non-income producing security.

[1]

Some of these securities, amounting to $60,561,544 or 9.1% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

ADR American Depositary Receipt
REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

3

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2024:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks†	$657,712,148	–	–	$657,712,148

Short-Term Investments

Joint Repurchase Agreements	–	$1,234,976	–	1,234,976

Repurchase Agreements	–	3,381,000	–	3,381,000

Total Investments in Securities	$657,712,148	$4,615,976	–	$662,328,124

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2024, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

4

AMG GW&K Small Cap Value Fund Schedule of Portfolio Investments December 31, 2024

	Shares	Value

Common Stocks - 99.0%

Communication Services - 3.3%

Bandwidth, Inc., Class A*	119,147	$2,027,882

IMAX Corp. (Canada)*,1	139,420	3,569,152

Ziff Davis, Inc.*	37,950	2,062,203

Total Communication Services		7,659,237

Consumer Discretionary - 10.6%

Academy Sports & Outdoors, Inc.[1]	49,220	2,831,627

Arhaus, Inc.[1]	82,945	779,683

BJ’s Restaurants, Inc.*	45,600	1,602,156

Boot Barn Holdings, Inc.*,1	27,828	4,224,847

First Watch Restaurant Group, Inc.*,1	109,711	2,041,722

Fox Factory Holding Corp.*	32,140	972,878

Group 1 Automotive, Inc.	13,707	5,777,226

Patrick Industries, Inc.	29,749	2,471,547

Tri Pointe Homes, Inc.*	64,325	2,332,424

Worthington Enterprises, Inc.	40,693	1,632,196

Total Consumer Discretionary		24,666,306

Consumer Staples - 1.7%

Central Garden & Pet Co.*,1	83,595	3,243,486

Central Garden & Pet Co., Class A*	20,051	662,686

Total Consumer Staples		3,906,172

Energy - 8.6%

California Resources Corp.	32,635	1,693,430

Chord Energy Corp.	19,260	2,251,879

Crescent Energy Co., Class A	141,105	2,061,544

Magnolia Oil & Gas Corp., Class A1	111,355	2,603,480

Matador Resources Co.	47,606	2,678,313

Northern Oil & Gas, Inc.	58,230	2,163,827

Permian Resources Corp.	125,328	1,802,217

Solaris Energy Infrastructure, Inc., Class A1	160,540	4,620,341

Total Energy		19,875,031

Financials - 27.7%

Ameris Bancorp	65,978	4,128,243

Atlantic Union Bankshares Corp.	95,829	3,630,002

Bowhead Specialty Holdings, Inc.*	76,291	2,709,856

Cathay General Bancorp	62,522	2,976,672

City Holding Co.	27,484	3,256,304

Community Financial System, Inc.	45,269	2,792,192

Enterprise Financial Services Corp.	42,550	2,399,820

Federal Agricultural Mortgage Corp., Class C	25,329	4,988,547

First Financial Bancorp	100,454	2,700,204

Glacier Bancorp, Inc.[1]	46,630	2,341,759

	Shares	Value

Hancock Whitney Corp.	43,800	$2,396,736

International Bancshares Corp.	61,700	3,896,972

OceanFirst Financial Corp.	107,313	1,942,365

Piper Sandler Cos.	10,962	3,288,052

PJT Partners, Inc., Class A	19,102	3,014,487

Seacoast Banking Corp. of Florida	66,347	1,826,533

Selective Insurance Group, Inc.	48,210	4,508,599

Stifel Financial Corp.	32,569	3,454,920

Veritex Holdings, Inc.	88,120	2,393,339

Walker & Dunlop, Inc.	40,203	3,908,134

WesBanco, Inc.	52,253	1,700,313

Total Financials		64,254,049

Health Care - 10.5%

Agios Pharmaceuticals, Inc.*	53,360	1,753,409

Dynavax Technologies Corp.*,1	191,875	2,450,244

Integer Holdings Corp.*,1	38,096	5,048,482

Ligand Pharmaceuticals, Inc.*	31,417	3,366,331

NeoGenomics, Inc.*	208,568	3,437,201

OmniAb, Inc.*,2,3	10,502	0

OmniAb, Inc.*,2,3	10,502	0

Paragon 28, Inc.*,1	281,404	2,906,903

Supernus Pharmaceuticals, Inc.*	85,731	3,100,033

Ultragenyx Pharmaceutical, Inc.*	57,039	2,399,631

Total Health Care		24,462,234

Industrials - 13.5%

CBIZ, Inc.*	56,316	4,608,338

Chart Industries, Inc.*,1	16,186	3,088,936

Columbus McKinnon Corp.	75,487	2,811,136

Everus Construction Group, Inc.*	21,298	1,400,344

Gates Industrial Corp. PLC*	120,185	2,472,205

Hillman Solutions Corp.*	164,164	1,598,957

ICF International, Inc.	12,099	1,442,322

Interface, Inc.	119,960	2,921,026

Primoris Services Corp.	60,065	4,588,966

UFP Industries, Inc.	30,670	3,454,975

Wabash National Corp.	59,775	1,023,946

WNS Holdings, Ltd. (India)*	38,045	1,802,953

Total Industrials		31,214,104

Information Technology - 4.2%

Avnet, Inc.	46,180	2,416,138

Endava PLC, Sponsored ADR (United Kingdom)*	42,135	1,301,971

Power Integrations, Inc.	26,090	1,609,753

Silicon Laboratories, Inc.*	21,235	2,637,812

The accompanying notes are an integral part of these financial statements.

5

AMG GW&K Small Cap Value Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 4.2% (continued)

Viavi Solutions, Inc.*	167,530	$1,692,053

Total Information Technology		9,657,727

Materials - 3.4%

Minerals Technologies, Inc.	32,196	2,453,657

Orion, S.A.	89,151	1,407,694

Silgan Holdings, Inc.	34,765	1,809,518

Worthington Steel, Inc.	67,268	2,140,468

Total Materials		7,811,337

Real Estate - 11.7%

Acadia Realty Trust, REIT	123,530	2,984,485

Agree Realty Corp., REIT [1]	45,074	3,175,463

Essential Properties Realty Trust, Inc., REIT [1]	93,200	2,915,296

Four Corners Property Trust, Inc., REIT	112,618	3,056,453

Getty Realty Corp., REIT [1]	92,087	2,774,581

Independence Realty Trust, Inc., REIT [1]	238,602	4,733,864

National Storage Affiliates Trust, REIT [1]	56,200	2,130,542

Piedmont Office Realty Trust, Inc., Class A, REIT	323,725	2,962,084

STAG Industrial, Inc., REIT	71,010	2,401,558

Total Real Estate		27,134,326

Utilities - 3.8%

IDACORP, Inc.	27,689	3,025,854

MDU Resources Group, Inc.	84,675	1,525,843

Northwestern Energy Group, Inc.	39,678	2,121,186

Southwest Gas Holdings, Inc.	30,535	2,159,130

Total Utilities		8,832,013

Total Common Stocks (Cost $170,396,441)		229,472,536

	Principal Amount

Short-Term Investments - 2.5%

Joint Repurchase Agreements - 1.5%[4]

Cantor Fitzgerald Securities, Inc., dated 12/31/24, due 01/02/25, 4.600% total to be received $1,000,256 (collateralized by various U.S. Government Agency Obligations, 2.000% -7.000%, 10/01/29 - 02/01/57, totaling $1,020,000)	$1,000,000	1,000,000

	Principal Amount	Value

Daiwa Capital Markets America, dated 12/31/24, due 01/02/25, 4.470% total to be received $516,296 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 03/27/25 - 01/01/55, totaling $526,491)	$516,168	$516,168

Marex Capital Markets, Inc., dated 12/31/24, due 01/02/25, 4.630% total to be received $1,000,257 (collateralized by various U.S. Government Agency Obligations, 2.500% - 6.500%, 11/01/51 - 12/01/54, totaling $1,020,000)	1,000,000	1,000,000

State of Wisconsin Investment Board, dated 12/31/24, due 01/02/25, 4.740% total to be received $1,000,263 (collateralized by various U.S. Treasuries, 0.125% - 3.625%, 01/15/26 -02/15/53, totaling $1,017,328)	1,000,000	1,000,000

Total Joint Repurchase Agreements		3,516,168

Repurchase Agreements - 1.0%

Fixed Income Clearing Corp., dated 12/31/24, due 01/02/25, 4.100% total to be received $2,184,497 (collateralized by a U.S. Treasury Note, 4.500%, 12/31/31, totaling $2,227,701)	2,184,000	2,184,000

Total Short-Term Investments (Cost $5,700,168)		5,700,168

Total Investments - 101.5% (Cost $176,096,609)		235,172,704

Other Assets, less Liabilities - (1.5)%		(3,501,323)

Net Assets - 100.0%		$231,671,381

*	Non-income producing security.

[1]

Some of these securities, amounting to $37,897,577 or 16.4% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Security’s value was determined by using significant unobservable inputs.
[3]

These securities are restricted and are not available for re-sale. Ligand Pharmaceuticals, Inc. (“Ligand”) completed a spin-off of OmniAb, Inc on November 2, 2022. Ligand shareholders received new holdings of OmniAb earn-out shares. The market value of earn-out shares was $0 on the date of the spin-off. At December 31, 2024, for each holding of OmniAb earn-out shares the cost was $19,190 and the market value of each was $0, which represents 0% of net assets.

[4]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

The accompanying notes are an integral part of these financial statements.

6

AMG GW&K Small Cap Value Fund Schedule of Portfolio Investments (continued)

ADR American Depositary Receipt

REIT Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2024:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks

Financials	$64,254,049	–	–	$64,254,049

Industrials	31,214,104	–	–	31,214,104

Real Estate	27,134,326	–	–	27,134,326

Consumer Discretionary	24,666,306	–	–	24,666,306

Health Care	24,462,234	–	$0	24,462,234

Energy	19,875,031	–	–	19,875,031

Information Technology	9,657,727	–	–	9,657,727

Utilities	8,832,013	–	–	8,832,013

Materials	7,811,337	–	–	7,811,337

Communication Services	7,659,237	–	–	7,659,237

Consumer Staples	3,906,172	–	–	3,906,172

Short-Term Investments

Joint Repurchase Agreements	–	$3,516,168	–	3,516,168

Repurchase Agreements	–	2,184,000	–	2,184,000

Total Investments in Securities	$229,472,536	$5,700,168	$0	$235,172,704

The Level 3 common stocks were received as a result of a corporate action. The security’s value was determined by using significant unobservable inputs. For the current period ended December 31, 2024, the change in unrealized depreciation was $0.

For the fiscal year ended December 31, 2024, there were no transfers in or out of Level 3. The Fund did not have any purchases and sales of Level 3 securities for the same period.

The accompanying notes are an integral part of these financial statements.

7

AMG GW&K Small/Mid Cap Core Fund Schedule of Portfolio Investments December 31, 2024

	Shares	Value

Common Stocks - 97.5%

Consumer Discretionary - 13.8%

Bright Horizons Family Solutions, Inc.*	71,973	$7,978,207

Burlington Stores, Inc.*	40,766	11,620,756

Carter’s, Inc.[1]	45,138	2,446,028

Cavco Industries, Inc.*	32,794	14,633,667

Churchill Downs, Inc.	62,362	8,327,821

Dorman Products, Inc.*	96,730	12,531,372

Gentherm, Inc.*	161,782	6,459,146

Grand Canyon Education, Inc.*	43,283	7,089,755

Group 1 Automotive, Inc.	27,350	11,527,478

Texas Roadhouse, Inc.	96,755	17,457,505

Tri Pointe Homes, Inc.*	202,187	7,331,301

Vail Resorts, Inc.[1]	24,768	4,642,762

Total Consumer Discretionary		112,045,798

Consumer Staples - 4.7%

BJ’s Wholesale Club Holdings, Inc.*	173,734	15,523,133

Lancaster Colony Corp.	46,756	8,095,334

Performance Food Group Co.*	171,522	14,502,185

Total Consumer Staples		38,120,652

Energy - 3.5%

ChampionX Corp.	136,249	3,704,610

Magnolia Oil & Gas Corp., Class A1	278,226	6,504,924

Matador Resources Co.	116,446	6,551,252

Ovintiv, Inc.	166,284	6,734,502

Permian Resources Corp.	346,165	4,977,853

Total Energy		28,473,141

Financials - 13.8%

Assurant, Inc.	25,289	5,392,121

Atlantic Union Bankshares Corp.	251,908	9,542,275

Cullen/Frost Bankers, Inc.	61,457	8,250,602

Glacier Bancorp, Inc.[1]	132,527	6,655,506

Kinsale Capital Group, Inc.	19,714	9,169,573

MarketAxess Holdings, Inc.	19,587	4,427,445

Pinnacle Financial Partners, Inc.	105,295	12,044,695

Piper Sandler Cos.	53,821	16,143,609

Stifel Financial Corp.	100,453	10,656,054

UMB Financial Corp.	58,593	6,612,806

Voya Financial, Inc.	176,466	12,146,155

Wintrust Financial Corp.	89,451	11,155,434

Total Financials		112,196,275

Health Care - 14.5%

Acadia Healthcare Co., Inc.*	122,120	4,842,058

	Shares	Value

Azenta, Inc.*	103,377	$5,168,850

Bio-Rad Laboratories, Inc., Class A*	22,683	7,451,592

Globus Medical, Inc., Class A*	156,539	12,947,341

Halozyme Therapeutics, Inc.*	149,814	7,162,607

Hologic, Inc.*	94,217	6,792,103

Insmed, Inc.*	66,973	4,623,816

Integer Holdings Corp.*,1	67,993	9,010,432

Intra-Cellular Therapies, Inc.*	121,261	10,127,719

Jazz Pharmaceuticals PLC (Ireland)*	82,897	10,208,766

Medpace Holdings, Inc.*	18,700	6,212,701

Natera, Inc.*	45,592	7,217,214

Neurocrine Biosciences, Inc.*	74,242	10,134,033

Tandem Diabetes Care, Inc.*	234,726	8,454,830

Vericel Corp.*	133,959	7,355,689

Total Health Care		117,709,751

Industrials - 22.0%

API Group Corp.*	392,756	14,127,433

Booz Allen Hamilton Holding Corp.	67,128	8,639,374

Chart Industries, Inc.*,1	43,331	8,269,288

Columbus McKinnon Corp.	182,030	6,778,797

Comfort Systems USA, Inc.	33,794	14,330,684

Exponent, Inc.	59,269	5,280,868

Federal Signal Corp.	93,845	8,670,340

Gates Industrial Corp. PLC*	604,867	12,442,114

Gibraltar Industries, Inc.*	55,631	3,276,666

Hexcel Corp.	88,340	5,538,918

IDEX Corp.	55,110	11,533,972

ITT, Inc.	78,321	11,190,504

Lincoln Electric Holdings, Inc.	38,604	7,237,092

Nordson Corp.	47,612	9,962,335

Paylocity Holding Corp.*	53,267	10,625,168

RBC Bearings, Inc.*	37,721	11,283,860

Schneider National, Inc., Class B1	220,599	6,459,139

Simpson Manufacturing Co., Inc.	41,853	6,940,483

SiteOne Landscape Supply, Inc.*	72,725	9,582,973

The Toro Co.	83,905	6,720,790

Total Industrials		178,890,798

Information Technology - 13.3%

CCC Intelligent Solutions Holdings, Inc.*	1,008,586	11,830,714

Cognex Corp.	232,529	8,338,490

CyberArk Software, Ltd. (Israel)*	55,517	18,495,488

Entegris, Inc.	101,294	10,034,184

Globant, S.A. (Luxembourg)*	52,081	11,167,208

The accompanying notes are an integral part of these financial statements.

8

AMG GW&K Small/Mid Cap Core Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 13.3% (continued)

MACOM Technology Solutions Holdings, Inc.*	80,268	$10,427,616

Manhattan Associates, Inc.*	43,605	11,783,815

Procore Technologies, Inc.*	115,521	8,655,988

Silicon Laboratories, Inc.*	54,511	6,771,356

Zebra Technologies Corp., Class A*	27,537	10,635,340

Total Information Technology		108,140,199

Materials - 5.9%

AptarGroup, Inc.	40,038	6,289,970

Eagle Materials, Inc.	50,175	12,381,183

Element Solutions, Inc.	447,377	11,376,797

Quaker Chemical Corp.	49,493	6,966,634

RPM International, Inc.	89,397	11,001,195

Total Materials		48,015,779

Real Estate - 4.1%

Agree Realty Corp., REIT	107,116	7,546,322

EastGroup Properties, Inc., REIT	42,832	6,874,108

Healthpeak Properties, Inc., REIT	302,387	6,129,385

National Storage Affiliates Trust, REIT	124,951	4,736,892

Sun Communities, Inc., REIT	64,645	7,949,396

Total Real Estate		33,236,103

	Shares	Value

Utilities - 1.9%

IDACORP, Inc.	76,315	$8,339,703

Portland General Electric Co.	159,077	6,938,939

Total Utilities		15,278,642

Total Common Stocks (Cost $624,327,034)		792,107,138

	Principal Amount

Short-Term Investments - 2.0%

Repurchase Agreements - 2.0%

Fixed Income Clearing Corp., dated 12/31/24, due 01/02/25, 4.100% total to be received $16,502,758 (collateralized by a U.S. Treasury Note, 4.500%, 12/31/31, totaling $16,829,080)	$16,499,000	16,499,000

Total Short-Term Investments (Cost $16,499,000)		16,499,000

Total Investments - 99.5% (Cost $640,826,034)		808,606,138

Other Assets, less Liabilities - 0.5%		3,891,521

Net Assets - 100.0%		$812,497,659

*	Non-income producing security.

[1]

Some of these securities, amounting to $36,191,374 or 4.5% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

REIT  Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$792,107,138	–	–	$792,107,138
Short-Term Investments

Repurchase Agreements	–	$16,499,000	–	16,499,000

Total Investments in Securities	$792,107,138	$16,499,000	–	$808,606,138

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2024, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities December 31, 2024

	AMG GW&K Small Cap Core Fund	AMG GW&K Small Cap Value Fund	AMG GW&K Small/Mid Cap Core Fund

Assets:

Investments at value[1] (including securities on loan valued at $60,561,544, $37,897,577, and $36,191,374, respectively)	$662,328,124	$235,172,704	$808,606,138

Cash	325	312	4,159,059

Receivable for investments sold	3,584,124	–	–

Dividend and interest receivables	525,181	327,567	426,244

Securities lending income receivable	6,912	4,774	3,421

Receivable for Fund shares sold	311,550	14,643	287,326

Receivable from affiliate	1,485	12,214	8,617

Prepaid expenses and other assets	26,761	24,401	24,694

Total assets	666,784,462	235,556,615	813,515,499

Liabilities:

Payable upon return of securities loaned	1,234,976	3,516,168	–

Payable for Fund shares repurchased	58,067	52,794	271,400

Accrued expenses:

Investment advisory and management fees	413,065	143,995	441,736

Administrative fees	88,514	30,856	106,872

Distribution fees	1,561	–	11,539

Shareholder service fees	20,745	36,370	16,248

Other	155,342	105,051	170,045

Total liabilities	1,972,270	3,885,234	1,017,840

Commitments and Contingencies (Notes 2 & 7)

Net Assets	$664,812,192	$231,671,381	$812,497,659

[1] Investments at cost	$452,466,402	$176,096,609	$640,826,034

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities (continued)

	AMG GW&K Small Cap Core Fund	AMG GW&K Small Cap Value Fund	AMG GW&K Small/Mid Cap Core Fund

Net Assets Represent:

Paid-in capital	$453,704,106	$167,313,906	$643,507,264

Total distributable earnings	211,108,086	64,357,475	168,990,395

Net Assets	$664,812,192	$231,671,381	$812,497,659

Class N:

Net Assets	$6,516,707	$148,916,796	$52,249,957

Shares outstanding	202,486	4,894,702	2,769,581

Net asset value, offering and redemption price per share	$32.18	$30.42	$18.87

Class I:

Net Assets	$443,633,400	$76,170,701	$371,964,474

Shares outstanding	13,348,094	2,506,910	19,623,374

Net asset value, offering and redemption price per share	$33.24	$30.38	$18.96

Class Z:

Net Assets	$214,662,085	$6,583,884	$388,283,228

Shares outstanding	6,453,516	217,645	20,447,896

Net asset value, offering and redemption price per share	$33.26	$30.25	$18.99

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations For the fiscal year ended December 31, 2024

	AMG GW&K Small Cap Core Fund	AMG GW&K Small Cap Value Fund	AMG GW&K Small/Mid Cap Core Fund

Investment Income:

Dividend income	$6,882,764	$4,277,839	$6,287,522

Interest income	560,013	122,181	678,944

Securities lending income	55,386	31,072	21,917

Foreign withholding tax	(280)	(1,918)	(320)

Total investment income	7,497,883	4,429,174	6,988,063

Expenses:

Investment advisory and management fees	4,534,243	1,703,068	4,564,305

Administrative fees	971,624	364,943	1,104,268

Distribution fees - Class N	19,628	–	133,583

Shareholder servicing fees - Class N	11,776	385,976	–

Shareholder servicing fees - Class I	216,437	41,306	167,878

Professional fees	74,236	55,198	84,082

Custodian fees	61,962	36,715	65,033

Reports to shareholders	58,229	41,556	77,900

Registration fees	52,852	40,608	52,261

Trustee fees and expenses	48,683	18,265	55,448

Transfer agent fees	24,100	23,223	33,664

Interest expense	1,095	3,477	10,379

Miscellaneous	29,710	14,642	30,577

Total expenses before offsets	6,104,575	2,728,977	6,379,378

Expense reimbursements	(25,899)	(108,560)	(30,876)

Expense reductions	(2,733)	(12,635)	(17,477)

Net expenses	6,075,943	2,607,782	6,331,025

Net investment income	1,421,940	1,821,392	657,038

Net Realized and Unrealized Gain:

Net realized gain on investments	32,729,359	23,122,484	21,191,929

Net change in unrealized appreciation/depreciation on investments	50,631,743	(653,748)	49,691,605

Net realized and unrealized gain	83,361,102	22,468,736	70,883,534

Net increase in net assets resulting from operations	$84,783,042	$24,290,128	$71,540,572

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG GW&K Small Cap Core Fund		AMG GW&K Small Cap Value Fund

	2024	2023	2024	2023

Increase in Net Assets Resulting From Operations:

Net investment income	$1,421,940	$2,529,328	$1,821,392	$1,789,651

Net realized gain on investments	32,729,359	1,660,979	23,122,484	2,909,094

Net change in unrealized appreciation/depreciation on investments	50,631,743	44,726,622	(653,748)	35,560,602

Net increase in net assets resulting from operations	84,783,042	48,916,929	24,290,128	40,259,347

Distributions to Shareholders:

Class N	(292,459)	(58,273)	(11,984,284)	(2,472,103)

Class I	(18,017,616)	(4,206,615)	(6,371,997)	(1,481,630)

Class Z	(8,625,956)	(2,323,516)	(550,626)	(107,131)

Total distributions to shareholders	(26,936,031)	(6,588,404)	(18,906,907)	(4,060,864)

Capital Share Transactions:[1]

Net decrease from capital share transactions	(33,750,093)	(62,153,366)	(31,310,604)	(30,511,025)

Total increase (decrease) in net assets	24,096,918	(19,824,841)	(25,927,383)	5,687,458

Net Assets:

Beginning of year	640,715,274	660,540,115	257,598,764	251,911,306

End of year	$664,812,192	$640,715,274	$231,671,381	$257,598,764

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets (continued) For the fiscal years ended December 31,

	AMG GW&K Small/Mid Cap Core Fund

	2024	2023

Increase in Net Assets Resulting From Operations:

Net investment income	$657,038	$1,287,315

Net realized gain (loss) on investments	21,191,929	(7,110,048)

Net change in unrealized appreciation/depreciation on investments	49,691,605	92,679,674

Net increase in net assets resulting from operations	71,540,572	86,856,941

Distributions to Shareholders:

Class N	(448,980)	–

Class I	(3,463,193)	(568,708)

Class Z	(3,803,117)	(857,186)

Total distributions to shareholders	(7,715,290)	(1,425,894)

Capital Share Transactions:[1]

Net increase from capital share transactions	51,759,329	47,327,881

Total increase in net assets	115,584,611	132,758,928

Net Assets:

Beginning of year	696,913,048	564,154,120

End of year	$812,497,659	$696,913,048

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

14

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$29.42	$27.43	$33.13	$29.97	$26.09

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	(0.04)	0.00 [3]	(0.06)	(0.15)	(0.03)

Net realized and unrealized gain (loss) on investments	4.10	2.19	(5.43)	6.34	4.64

Total income (loss) from investment operations	4.06	2.19	(5.49)	6.19	4.61

Less Distributions to Shareholders from:

Net investment income	–	(0.03)	–	–	–

Net realized gain on investments	(1.30)	(0.17)	(0.21)	(3.03)	(0.73)

Total distributions to shareholders	(1.30)	(0.20)	(0.21)	(3.03)	(0.73)

Net Asset Value, End of Year	$32.18	$29.42	$27.43	$33.13	$29.97

Total Return[2,4]	13.57%	8.02%	(16.58)%	21.01%	17.73%

Ratio of net expenses to average net assets[5]	1.30%[6]	1.30%[7]	1.29%[7]	1.30%[7]	1.29%

Ratio of gross expenses to average net assets[8]	1.30%	1.31%[7]	1.30%[7]	1.30%[7]	1.30%

Ratio of net investment income (loss) to average net assets[2]	(0.14)%	0.02%	(0.22)%	(0.45)%	(0.14)%

Portfolio turnover	22%	20%	25%	33%	37%

Net assets end of year (000’s) omitted	$6,517	$8,336	$8,533	$11,278	$8,667

The accompanying notes are an integral part of these financial statements.

15

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$30.30	$28.24	$34.02	$30.61	$26.57

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.07	0.11	0.04	(0.03)	0.05

Net realized and unrealized gain (loss) on investments	4.24	2.25	(5.57)	6.47	4.76

Total income (loss) from investment operations	4.31	2.36	(5.53)	6.44	4.81

Less Distributions to Shareholders from:

Net investment income	(0.07)	(0.13)	(0.04)	–	(0.04)

Net realized gain on investments	(1.30)	(0.17)	(0.21)	(3.03)	(0.73)

Total distributions to shareholders	(1.37)	(0.30)	(0.25)	(3.03)	(0.77)

Net Asset Value, End of Year	$33.24	$30.30	$28.24	$34.02	$30.61

Total Return[2,4]	13.99%	8.39%	(16.27)%	21.38%	18.16%

Ratio of net expenses to average net assets[5]	0.95%[6]	0.95%[7]	0.94%[7]	0.95%[7]	0.94%

Ratio of gross expenses to average net assets[8]	0.95%	0.96%[7]	0.95%[7]	0.95%[7]	0.95%

Ratio of net investment income (loss) to average net assets[2]	0.21%	0.37%	0.13%	(0.10)%	0.21%

Portfolio turnover	22%	20%	25%	33%	37%

Net assets end of year (000’s) omitted	$443,633	$421,136	$433,066	$546,326	$470,373

The accompanying notes are an integral part of these financial statements.

16

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$30.32	$28.26	$34.05	$30.61	$26.57

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.08	0.12	0.05	(0.02)	0.07

Net realized and unrealized gain (loss) on investments	4.25	2.26	(5.58)	6.49	4.75

Total income (loss) from investment operations	4.33	2.38	(5.53)	6.47	4.82

Less Distributions to Shareholders from:

Net investment income	(0.09)	(0.15)	(0.05)	–	(0.05)

Net realized gain on investments	(1.30)	(0.17)	(0.21)	(3.03)	(0.73)

Total distributions to shareholders	(1.39)	(0.32)	(0.26)	(3.03)	(0.78)

Net Asset Value, End of Year	$33.26	$30.32	$28.26	$34.05	$30.61

Total Return[2,4]	14.04%	8.44%	(16.25)%	21.48%	18.21%

Ratio of net expenses to average net assets[5]	0.90%[6]	0.90%[7]	0.89%[7]	0.90%[7]	0.89%

Ratio of gross expenses to average net assets[8]	0.90%	0.91%[7]	0.90%[7]	0.90%[7]	0.90%

Ratio of net investment income (loss) to average net assets[2]	0.26%	0.42%	0.18%	(0.05)%	0.26%

Portfolio turnover	22%	20%	25%	33%	37%

Net assets end of year (000’s) omitted	$214,662	$211,244	$218,941	$199,851	$125,848

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	Less than $0.005 per share.

[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[5]

Includes reduction from broker recapture amounting to less than 0.01%, less than 0.01%, 0.01%, less than 0.01% and 0.01% for the fiscal years ended December 31, 2024, 2023, 2022, 2021 and 2020, respectively.

[6]	Includes interest expense of less than 0.01% related to participation in the interfund lending program.

[7]

Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to less than 0.01%, less than 0.01% and 0.01% for the fiscal years ended December 31, 2023, 2022 and 2021, respectively.

[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

17

AMG GW&K Small Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$29.76	$25.73	$30.90	$26.71	$37.16

Income (loss) from Investment Operations:

Net investment income[1,2]	0.21	0.17	0.13	0.09	0.08

Net realized and unrealized gain (loss) on investments	3.07	4.31	(4.87)	8.41	1.00

Total income (loss) from investment operations	3.28	4.48	(4.74)	8.50	1.08

Less Distributions to Shareholders from:

Net investment income	(0.25)	(0.20)	(0.15)	(0.08)	(0.08)

Net realized gain on investments	(2.37)	(0.25)	(0.28)	(4.23)	(11.45)

Total distributions to shareholders	(2.62)	(0.45)	(0.43)	(4.31)	(11.53)

Net Asset Value, End of Year	$30.42	$29.76	$25.73	$30.90	$26.71

Total Return[2,3]	10.57%	17.43%	(15.33)%	32.93%	3.29%

Ratio of net expenses to average net assets	1.14%[4,5]	1.14%[4]	1.13%[4]	1.13%[4]	1.17%

Ratio of gross expenses to average net assets[6]	1.19%	1.19%	1.18%	1.17%	1.21%

Ratio of net investment income to average net assets[2]	0.67%	0.64%	0.47%	0.28%	0.28%

Portfolio turnover	24%	14%	19%	41%	115%

Net assets end of year (000’s) omitted	$148,917	$165,040	$162,011	$223,586	$243,655

The accompanying notes are an integral part of these financial statements.

18

AMG GW&K Small Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$29.73	$25.69	$30.87	$26.79	$37.23

Income (loss) from Investment Operations:

Net investment income[1,2]	0.27	0.23	0.18	0.15	0.14

Net realized and unrealized gain (loss) on investments	3.07	4.31	(4.87)	8.42	1.02

Total income (loss) from investment operations	3.34	4.54	(4.69)	8.57	1.16

Less Distributions to Shareholders from:

Net investment income	(0.32)	(0.25)	(0.21)	(0.26)	(0.15)

Net realized gain on investments	(2.37)	(0.25)	(0.28)	(4.23)	(11.45)

Total distributions to shareholders	(2.69)	(0.50)	(0.49)	(4.49)	(11.60)

Net Asset Value, End of Year	$30.38	$29.73	$25.69	$30.87	$26.79

Total Return[2,3]	10.77%	17.73%	(15.19)%	33.17%	3.50%

Ratio of net expenses to average net assets	0.94%[4,5]	0.94%[4]	0.93%[4]	0.93%[4]	0.99%

Ratio of gross expenses to average net assets[6]	0.99%	0.99%	0.98%	0.97%	1.03%

Ratio of net investment income to average net assets[2]	0.87%	0.84%	0.67%	0.48%	0.46%

Portfolio turnover	24%	14%	19%	41%	115%

Net assets end of year (000’s) omitted	$76,171	$86,357	$81,319	$115,837	$83,003

The accompanying notes are an integral part of these financial statements.

19

AMG GW&K Small Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$29.61	$25.59	$30.76	$26.72	$37.16

Income (loss) from Investment Operations:

Net investment income[1,2]	0.28	0.24	0.20	0.16	0.16

Net realized and unrealized gain (loss) on investments	3.06	4.30	(4.87)	8.41	1.02

Total income (loss) from investment operations	3.34	4.54	(4.67)	8.57	1.18

Less Distributions to Shareholders from:

Net investment income	(0.33)	(0.27)	(0.22)	(0.30)	(0.17)

Net realized gain on investments	(2.37)	(0.25)	(0.28)	(4.23)	(11.45)

Total distributions to shareholders	(2.70)	(0.52)	(0.50)	(4.53)	(11.62)

Net Asset Value, End of Year	$30.25	$29.61	$25.59	$30.76	$26.72

Total Return[2,3]	10.84%	17.77%	(15.16)%	33.27%	3.57%

Ratio of net expenses to average net assets	0.89%[4,5]	0.89%[4]	0.88%[4]	0.88%[4]	0.92%

Ratio of gross expenses to average net assets[6]	0.94%	0.94%	0.93%	0.92%	0.96%

Ratio of net investment income to average net assets[2]	0.92%	0.89%	0.72%	0.53%	0.53%

Portfolio turnover	24%	14%	19%	41%	115%

Net assets end of year (000’s) omitted	$6,584	$6,202	$8,582	$32,710	$10,481

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]	Includes reduction from broker recapture amounting to 0.01%, 0.01%, 0.01% and 0.02% for the fiscal years ended December 31, 2024, 2023, 2022 and 2021, respectively.

[5]	Includes interest expense of less than 0.01% related to participation in the interfund lending program.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

20

AMG GW&K Small/Mid Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$17.20	$15.02	$19.08	$16.04	$13.03

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	(0.02)	(0.00)[3]	0.01	(0.06)	(0.01)

Net realized and unrealized gain (loss) on investments	1.85	2.18	(3.47)	4.14	3.02

Total income (loss) from investment operations	1.83	2.18	(3.46)	4.08	3.01

Less Distributions to Shareholders from:

Net investment income	–	–	(0.00)[3]	–	–

Net realized gain on investments	(0.16)	–	(0.60)	(1.04)	–

Total distributions to shareholders	(0.16)	–	(0.60)	(1.04)	–

Net Asset Value, End of Year	$18.87	$17.20	$15.02	$19.08	$16.04

Total Return[2,4]	10.62%	14.51%	(18.15)%	25.63%	23.10%

Ratio of net expenses to average net assets[5]	1.07%[6]	1.07%[7]	1.06%[7]	1.06%[7]	1.10%

Ratio of gross expenses to average net assets[8]	1.07%	1.08%[7]	1.08%[7]	1.08%[7]	1.13%

Ratio of net investment income (loss) to average net assets[2]	(0.12)%	(0.01)%	0.04%	(0.32)%	(0.07)%

Portfolio turnover	21%	19%	25%	19%	29%

Net assets end of year (000’s) omitted	$52,250	$53,076	$51,333	$70,736	$224

The accompanying notes are an integral part of these financial statements.

21

AMG GW&K Small/Mid Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$17.26	$15.07	$19.15	$16.06	$13.04

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.01	0.03	0.04	(0.02)	0.01

Net realized and unrealized gain (loss) on investments	1.87	2.19	(3.48)	4.15	3.03

Total income (loss) from investment operations	1.88	2.22	(3.44)	4.13	3.04

Less Distributions to Shareholders from:

Net investment income	(0.02)	(0.03)	(0.04)	–	(0.02)

Net realized gain on investments	(0.16)	–	(0.60)	(1.04)	–

Total distributions to shareholders	(0.18)	(0.03)	(0.64)	(1.04)	(0.02)

Net Asset Value, End of Year	$18.96	$17.26	$15.07	$19.15	$16.06

Total Return[2,4]	10.84%	14.76%	(18.01)%	25.91%	23.31%

Ratio of net expenses to average net assets[5]	0.87%[6]	0.87%[7]	0.86%[7]	0.86%[7]	0.92%

Ratio of gross expenses to average net assets[8]	0.87%	0.88%[7]	0.88%[7]	0.88%[7]	0.95%

Ratio of net investment income (loss) to average net assets[2]	0.08%	0.19%	0.24%	(0.12)%	0.11%

Portfolio turnover	21%	19%	25%	19%	29%

Net assets end of year (000’s) omitted	$371,964	$296,659	$250,024	$293,614	$165,840

The accompanying notes are an integral part of these financial statements.

22

AMG GW&K Small/Mid Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$17.29	$15.10	$19.18	$16.07	$13.05

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.02	0.04	0.05	(0.01)	0.02

Net realized and unrealized gain (loss) on investments	1.87	2.19	(3.48)	4.16	3.03

Total income (loss) from investment operations	1.89	2.23	(3.43)	4.15	3.05

Less Distributions to Shareholders from:

Net investment income	(0.03)	(0.04)	(0.05)	–	(0.03)

Net realized gain on investments	(0.16)	–	(0.60)	(1.04)	–

Total distributions to shareholders	(0.19)	(0.04)	(0.65)	(1.04)	(0.03)

Net Asset Value, End of Year	$18.99	$17.29	$15.10	$19.18	$16.07

Total Return[2,4]	10.87%	14.78%	(17.94)%	26.02%	23.37%

Ratio of net expenses to average net assets[5]	0.82%[6]	0.82%[7]	0.81%[7]	0.81%[7]	0.83%

Ratio of gross expenses to average net assets[8]	0.82%	0.83%[7]	0.83%[7]	0.83%[7]	0.86%

Ratio of net investment income (loss) to average net assets[2]	0.13%	0.24%	0.29%	(0.07)%	0.19%

Portfolio turnover	21%	19%	25%	19%	29%

Net assets end of year (000’s) omitted	$388,283	$347,178	$262,798	$198,961	$104,705

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	Less than $(0.005) per share.

[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[5]

Includes reduction from broker recapture amounting to less than 0.01%, less than 0.01%, less than 0.01%, 0.01% and 0.01% for the fiscal years ended December 31, 2024, 2023, 2022, 2021 and 2020, respectively.

[6]	Includes interest expense of less than 0.01% related to participation in the interfund lending program.

[7]	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to less than 0.01%.

[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

23

Notes to Financial Statements December 31, 2024

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are: AMG GW&K Small Cap Core Fund (“Small Cap Core”), AMG GW&K Small Cap Value Fund (“Small Cap Value”) and AMG GW&K Small/Mid Cap Core Fund (“Small/Mid Cap Core”), each a “Fund” and collectively, the “Funds”.

Each Fund offers Class N shares, Class I shares and Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price. Equity securities held by the Funds that are traded in the over-the-counter market (other than NMS securities) are valued at the bid price. Foreign equity securities (securities principally traded in markets other than U.S. markets) held by the Funds are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services. Pursuant to Rule 2a-5 under the 1940 Act, the Funds’ Board of Trustees (the “Board”) designated AMG Funds LLC (the “Investment Manager”) as the Funds’ Valuation Designee to perform the

Funds’ fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by the Investment Manager and under the general supervision of the Board. The Funds may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Funds’ valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Investment Manager seeks to determine the price that the Funds might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with quarterly reports, as of the most recent quarter end, summarizing all fair value activity, material fair value matters that occurred during the quarter, and all outstanding securities fair valued by the Funds. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Funds’ investments.

With respect to foreign equity securities and certain foreign fixed income securities, securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

24

Notes to Financial Statements (continued)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from the issuer, distributions received from a real estate investment trust (REIT) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other funds within the AMG Funds Family of Funds (collectively, the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Funds had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the fiscal year ended December 31, 2024, the impact on the expenses and expense ratios were as follows: Small Cap Core $2,733 or less than 0.01%, Small Cap Value $12,635 or 0.01% and Small/Mid Cap Core $17,477 or less than 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax law, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences for the Funds are primarily due to tax equalization utilized. Temporary differences for the Funds are primarily due to wash sale loss deferrals.

The tax character of distributions paid during the fiscal years ended December 31, 2024 and December 31, 2023 was as follows:

	Small Cap Core		Small Cap Value		Small/Mid Cap Core

Distributions paid from:	2024	2023	2024	2023	2024	2023

Ordinary income *	$1,471,678	$2,576,784	$4,245,633	$1,865,133	$689,973	$1,425,894

Long-term capital gains	25,464,353	4,011,620	14,661,274	2,195,731	7,025,317	–

	$26,936,031	$6,588,404	$18,906,907	$4,060,864	$7,715,290	$1,425,894

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2024, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap Core	Small Cap Value	Small/Mid Cap Core

Undistributed long-term capital gains	$3,275,469	$5,776,369	$2,475,519

At December 31, 2024, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Appreciation

Small Cap Core	$454,495,507	$226,853,730	$(19,021,113)	$207,832,617

25

Notes to Financial Statements (continued)

Fund	Cost	Appreciation	Depreciation	Net Appreciation

Small Cap Value	$176,589,694	$66,954,353	$(8,371,343)	$58,583,010

Small/Mid Cap Core	642,091,263	194,477,308	(27,962,432)	166,514,876

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. The Investment Manager has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2024, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Investment Manager is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefit/detriment will change materially in the next twelve months.

Furthermore, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2024, the Funds had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended December 31, 2025, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

For the fiscal year ended December 31, 2024, the following Fund utilized capital loss carryovers in the amount of:

Fund	Total

Small/Mid Cap Core	$10,922,244

g. CAPITAL STOCK

The Trust’s Amended and Restated Agreement and Declaration of Trust authorizes for each applicable Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended December 31, 2024 and December 31, 2023, the capital stock transactions by class for the Funds were as follows:

	Small Cap Core				Small Cap Value

	December 31, 2024		December 31, 2023		December 31, 2024		December 31, 2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Shares sold	16,638	$524,608	29,118	$817,133	207,496	$6,388,178	180,373	$4,935,921

Shares issued in reinvestment of distributions	8,619	292,459	2,003	58,273	368,628	11,818,227	82,894	2,445,379

Shares redeemed	(106,117)	(3,377,875)	(58,835)	(1,645,587)	(1,226,513)	(37,506,926)	(1,015,943)	(27,541,793)

Net decrease	(80,860)	$(2,560,808)	(27,714)	$(770,181)	(650,389)	$(19,300,521)	(752,676)	$(20,160,493)

Class I:

Shares sold	1,991,905	$63,599,546	2,751,955	$79,493,243	116,110	$3,530,881	288,685	$7,769,687

Shares issued in reinvestment of distributions	476,984	16,713,534	128,635	3,852,621	192,660	6,167,031	48,671	1,433,860

Shares redeemed	(3,020,597)	(96,388,827)	(4,316,175)	(122,609,775)	(706,983)	(22,004,980)	(597,479)	(16,210,599)

Net decrease	(551,708)	$(16,075,747)	(1,435,585)	$(39,263,911)	(398,213)	$(12,307,068)	(260,123)	$(7,007,052)

Class Z:

Shares sold	1,243,350	$41,111,763	1,965,678	$58,356,284	14,308	$446,714	47,660	$1,319,831

Shares issued in reinvestment of distributions	239,251	8,388,123	74,897	2,244,651	17,277	550,626	3,651	107,131

Shares redeemed	(1,996,131)	(64,613,424)	(2,820,695)	(82,720,209)	(23,435)	(700,355)	(177,185)	(4,770,442)

Net increase (decrease)	(513,530)	$(15,113,538)	(780,120)	$(22,119,274)	8,150	$296,985	(125,874)	$(3,343,480)

26

Notes to Financial Statements (continued)

	Small/Mid Cap Core

	December 31, 2024		December 31, 2023

	Shares	Amount	Shares	Amount

Class N:

Shares sold	88,817	$1,610,150	102,414	$1,577,823

Shares issued in reinvestment of distributions	21,766	428,557	–	–

Shares redeemed	(426,281)	(7,820,367)	(434,221)	(6,733,845)

Net decrease	(315,698)	$(5,781,660)	(331,807)	$(5,156,022)

Class I:

Shares sold	6,769,243	$128,805,335	3,440,965	$54,073,777

Shares issued in reinvestment of distributions	166,239	3,288,206	31,529	535,995

Shares redeemed	(4,495,902)	(85,071,337)	(2,874,163)	(45,263,249)

Net increase	2,439,580	$47,022,204	598,331	$9,346,523

Class Z:

Shares sold	4,324,974	$81,842,931	7,272,985	$116,360,111

Shares issued in reinvestment of distributions	191,525	3,796,035	47,547	809,723

Shares redeemed	(4,144,594)	(75,120,181)	(4,648,999)	(74,032,454)

Net increase	371,905	$10,518,785	2,671,533	$43,137,380

At December 31, 2024, certain unaffiliated shareholders of record, individually or collectively held greater than 5% of the net assets of the Funds as follows: Small/Mid Cap Core - one owns 5%. Transactions by this shareholder may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party and bilateral repurchase agreements for temporary cash management purposes and for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Securities Lending Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in their share of the underlying collateral under such joint repurchase agreements and in their share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Securities Lending Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2024, the market value of Repurchase Agreements outstanding for Small Cap Core, Small Cap Value and Small/Mid Cap Core was $4,615,976, $5,700,168 and $16,499,000, respectively.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. wealth platform of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects and recommends, subject to the approval of the Board and, in certain circumstances, shareholders, the subadviser for the Funds and monitors the subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC (“GW&K”), who serves as subadviser pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2024, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

Small Cap Core	0.70%

Small Cap Value	0.70%

Small/Mid Cap Core	0.62%

The fee paid to GW&K for its services as subadviser is paid out of the fee the Investment Manager receives from each Fund and does not increase the expenses of each Fund.

The Investment Manager has contractually agreed, through at least May 1, 2025, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in

27

Notes to Financial Statements (continued)

connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Small Cap Core, Small Cap Value and Small/Mid Cap Core to the annual rate of 0.90%, 0.90% and 0.82%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

For the fiscal year ended December 31, 2024, the Investment Manager’s expense reimbursements, and repayments of prior reimbursements by the Funds to the Investment Manager, if any, are as follows:

	Expense Reimbursements	Repayment of Prior Reimbursements

Small Cap Core	$25,899	–

Small Cap Value	108,560	–

Small/Mid Cap Core	30,876	–

At December 31, 2024, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	Small Cap Core	Small Cap Value	Small/Mid Cap Core

Less than 1 year	$4,130	$93,363	$39,766

1-2 years	44,646	94,496	62,502

2-3 years	25,899	108,560	30,876

Total	$74,675	$296,419	$133,144

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally, the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares of each Fund, except Small Cap Value, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund, except Small Cap Value, may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s, except Small Cap Value’s, average daily net assets attributable to the Class N shares. The portion of payments made under the plan by Class N shares of each Fund, except Small Cap Value, for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

For each of Class N and Class I shares of Small Cap Core and Small Cap Value, and for Small/Mid Cap Core Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2024, was as follows:

	Maximum Annual	Actual
	Amount	Amount
Fund	Approved	Incurred

Small Cap Core

Class N	0.15%	0.15%

Class I	0.05%	0.05%

Small Cap Value

Class N	0.25%	0.25%

Class I	0.05%	0.05%

Small/Mid Cap Core

Class I	0.05%	0.05%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The

28

Notes to Financial Statements (continued)

Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At December 31, 2024, the Funds had no interfund loans outstanding.

The following Funds utilized the interfund lending program during the fiscal year ended December 31, 2024 as follows:

Fund	Average Lent	Number of Days	Interest Earned	Average Interest Rate

Small Cap Core	$1,041,707	4	$711	6.225%

Small/Mid Cap Core	1,201,689	2	411	6.240%

Fund	Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

Small Cap Core	$3,641,994	2	$1,095	5.485%

Small Cap Value	7,363,898	3	3,477	5.745%

Small/Mid Cap Core	8,698,375	7	10,379	6.222%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2024, were as follows:

	Long Term Securities

Fund	Purchases	Sales

Small Cap Core	$138,868,389	$197,702,362

Small Cap Value	57,011,571	104,635,439

Small/Mid Cap Core	179,044,739	155,516,045

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2024.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Securities Lending Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Securities Lending Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is

maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Securities Lending Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable by a Fund at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2024, was as follows:

		Cash	Securities	Total
	Securities	Collateral	Collateral	Collateral
Fund	Loaned	Received	Received	Received

Small Cap Core	$60,561,544	$1,234,976	$60,531,974	$61,766,950

Small Cap Value	37,897,577	3,516,168	35,142,052	38,658,220

Small/Mid Cap Core	36,191,374	–	36,912,005	36,912,005

The following table summarizes the securities received as collateral for securities lending at December 31, 2024:

Fund	Collateral Type	Coupon Range	Maturity Date Range

Small Cap Core	U.S. Treasury Obligations	0.000%-4.875%	01/15/25-08/15/53

Small Cap Value	U.S. Treasury Obligations	0.000%-5.375%	01/15/25-02/15/54

Small/Mid Cap Core	U.S. Treasury Obligations	0.000%-5.375%	01/15/25-02/15/54

5. SEGMENT REPORTING

Each Fund operates through a single operating and reporting segment to achieve its investment objective as reflected in each Fund’s prospectus. The Chief Operating Decision Makers (“CODM”) are the Funds’ president and chief financial officer. The CODM assesses the performance and makes operating decisions for each Fund primarily based on each Fund’s change in net assets resulting from operations. In addition to other factors and metrics, the CODM utilizes each Fund’s net assets, total return, and ratios of net and gross expenses to average net assets as key metrics in reviewing the performance of each Fund. As each Fund’s operations comprise a single reporting segment, the segment assets are reflected on the accompanying Statement of Assets and Liabilities as “Total assets” and the significant segment expenses are listed on the Statement of Operations.

6. FUND RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject

29

Notes to Financial Statements (continued)

the Funds to various risks. Below is a summary of some, but not all, of those risks. Each risk described below does not necessarily apply to each Fund. Please refer to each Fund’s prospectus for a description of the principal risks associated with investing in a particular Fund. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market; or (iii) price fluctuations.

Market Risk: Market prices of investments held by the Funds may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

Management Risk: Because each Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Funds to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that GW&K’s investment techniques and risk analysis will produce the desired result.

Small- and Mid-Capitalization Stock Risk: The stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Sector Risk: Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Funds have substantial holdings within a particular sector, the risks associated with that sector increase.

Growth Stock Risk: The prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.

Value Stock Risk: Value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

Liquidity Risk: The Funds may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Funds may have to sell them at a loss.

Real Estate Industry Risk: Investments in the Funds may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Code.

7. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

8. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the Securities Lending Program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2024:

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Small Cap Core

Daiwa Capital Markets America	$234,976	–	$234,976	$234,976	–

State of Wisconsin Investment Board	1,000,000	–	1,000,000	1,000,000	–

Fixed Income Clearing Corp.	3,381,000	–	3,381,000	3,381,000	–

Total	$4,615,976	–	$4,615,976	$4,615,976	–

30

Notes to Financial Statements (continued)

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Small Cap Value

Cantor Fitzgerald Securities, Inc.	$1,000,000	–	$1,000,000	$1,000,000	–

Daiwa Capital Markets America	516,168	–	516,168	516,168	–

Marex Capital Markets, Inc.	1,000,000	–	1,000,000	1,000,000	–

State of Wisconsin Investment Board	1,000,000	–	1,000,000	1,000,000	–

Fixed Income Clearing Corp.	2,184,000	–	2,184,000	2,184,000	–

Total	$5,700,168	–	$5,700,168	$5,700,168	–

Small/Mid Cap Core

Fixed Income Clearing Corp.	$16,499,000	–	$16,499,000	$16,499,000	–

9. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AMG Funds and Shareholders of AMG GW&K Small Cap Core Fund, AMG GW&K Small Cap Value Fund and AMG GW&K Small/Mid Cap Core Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG GW&K Small Cap Core Fund, AMG GW&K Small Cap Value Fund and AMG GW&K Small/Mid Cap Core Fund (three of the funds constituting AMG Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2024, the related statements of operations for the year ended December 31, 2024, the statements of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2024 and each of the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2025

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

32

Other Information (unaudited)

TAX INFORMATION

AMG GW&K Small Cap Core Fund, AMG GW&K Small Cap Value Fund and AMG GW&K Small/Mid Cap Core Fund each hereby designate the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2024 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code of 1986, as amended, AMG GW&K Small Cap Core Fund, AMG GW&K Small Cap Value Fund and AMG GW&K Small/Mid Cap Core Fund each hereby designates $28,759,849, $17,215,594 and $7,379,886, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2024, or if subsequently determined to be different, the net capital gains of such fiscal year.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

During the fiscal year ended December 31, 2024, there were no changes in and/or disagreements with accountants.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

The remuneration paid to the Trustees during the fiscal year ended December 31, 2024, is reflected as “Trustee fees and expenses” on the Statement of Operations and is set forth in the table below. There was no remuneration paid to any Fund officer or to any affiliated person of any Fund Trustee or officer during the fiscal year ended December 31, 2024.

Trustee fees and expenses

AMG GW&K Small Cap Core Fund	$48,683

AMG GW&K Small Cap Value Fund	18,265

AMG GW&K Small/Mid Cap Core Fund	55,448

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

Not applicable.

33

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INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

240 Greenwich Street

New York, NY 10286

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

AMG Funds

Attn: 534426 AIM 154-0520

500 Ross Street

Pittsburgh, PA 15262

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at wealth.amg.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Funds’ website at wealth.amg.com. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semi-annual report or annual report, please visit wealth.amg.com.

wealth.amg.com

EQUITY FUNDS

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap Core

AMG GW&K Small/Mid Cap Growth AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

ALTERNATIVE FUNDS

AMG Systematica Managed Futures Strategy

Systematica Investments Limited, acting as general partner of Systematica Investments LP

wealth.amg.com	123124 AR089

ANNUAL FINANCIAL STATEMENTS

AMG Funds December 31, 2024

AMG Renaissance Large Cap Growth Fund

Class N: MRLTX | Class I: MRLSX | Class Z: MRLIX

wealth.amg.com	123124 AR024

AMG Funds Annual Financial Statements — December 31, 2024

TABLE OF CONTENTS	PAGE

FINANCIAL STATEMENTS

Schedule of Portfolio Investments	2

Statement of Assets and Liabilities	4

Balance sheet, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	6

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	7

Detail of changes in assets for the past two fiscal years

Financial Highlights	8

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	11

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17

OTHER INFORMATION	18

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

AMG Renaissance Large Cap Growth Fund Schedule of Portfolio Investments December 31, 2024

	Shares	Value

Common Stocks - 99.4%

Communication Services - 8.8%

Alphabet, Inc., Class A	17,679	$3,346,635

Meta Platforms, Inc., Class A	5,566	3,258,948

Netflix, Inc.*	3,721	3,316,602

Pinterest, Inc., Class A*	82,131	2,381,799

Total Communication Services		12,303,984

Consumer Discretionary - 11.2%

Amazon.com, Inc.*	17,838	3,913,479

Lowe’s Cos., Inc.	9,220	2,275,496

Lululemon Athletica, Inc. (Canada)*,1	4,762	1,821,036

Marriott International, Inc., Class A	9,075	2,531,381

O’Reilly Automotive, Inc.*	2,100	2,490,180

Royal Caribbean Cruises, Ltd.	11,245	2,594,109

Total Consumer Discretionary		15,625,681

Consumer Staples - 1.6%

BJ’s Wholesale Club Holdings, Inc.*	25,470	2,275,745

Financials - 14.1%

Apollo Global Management, Inc.	15,491	2,558,494

Arch Capital Group, Ltd. (Bermuda)	21,120	1,950,432

Fiserv, Inc.*	12,210	2,508,178

KKR & Co., Inc.	16,901	2,499,827

Mastercard, Inc., Class A	4,772	2,512,792

PayPal Holdings, Inc.*	28,820	2,459,787

Tradeweb Markets, Inc., Class A	20,163	2,639,740

Visa, Inc., Class A	8,006	2,530,216

Total Financials		19,659,466

Health Care - 8.6%

Cardinal Health, Inc.	21,192	2,506,378

HCA Healthcare, Inc.	5,970	1,791,895

ICON PLC (Ireland)*	6,981	1,463,986

McKesson Corp.	3,883	2,212,961

Neurocrine Biosciences, Inc.*	16,665	2,274,772

Thermo Fisher Scientific, Inc.	3,279	1,705,834

Total Health Care		11,955,826

Industrials - 14.7%

Booz Allen Hamilton Holding Corp.	14,381	1,850,835

Cintas Corp.	11,450	2,091,915

Comfort Systems USA, Inc.	6,223	2,638,925

Ferguson Enterprises, Inc.	10,757	1,867,092

Honeywell International, Inc.	10,963	2,476,432

Quanta Services, Inc.[1]	8,390	2,651,659

Uber Technologies, Inc.*	36,560	2,205,299

	Shares	Value

Waste Management, Inc.	11,269	$2,273,972

WW Grainger, Inc.	2,351	2,478,072

Total Industrials		20,534,201

Information Technology - 34.0%

Adobe, Inc.*	4,247	1,888,556

Amphenol Corp., Class A	37,023	2,571,247

Apple, Inc.	20,087	5,030,187

AppLovin Corp., Class A*	7,946	2,573,153

Arista Networks, Inc.*	27,160	3,001,995

Broadcom, Inc.	20,377	4,724,204

Cadence Design Systems, Inc.*	7,382	2,217,996

Gartner, Inc.*	4,670	2,262,475

Jabil, Inc.	19,998	2,877,712

KLA Corp.	3,202	2,017,644

Microsoft Corp.	9,246	3,897,189

Motorola Solutions, Inc.	6,012	2,778,927

PTC, Inc.*	12,555	2,308,488

QUALCOMM, Inc.	12,407	1,905,963

Roper Technologies, Inc.	3,898	2,026,375

Salesforce, Inc.	7,252	2,424,561

ServiceNow, Inc.*	2,681	2,842,182

Total Information Technology		47,348,854

Materials - 4.7%

Eagle Materials, Inc.	8,554	2,110,785

Ecolab, Inc.	9,644	2,259,782

The Sherwin-Williams Co.	6,267	2,130,341

Total Materials		6,500,908

Real Estate - 1.7%

Jones Lang LaSalle, Inc.*	9,158	2,318,256

Total Common Stocks
(Cost $88,181,805)		138,522,921

Short-Term Investments - 0.7%

Other Investment Companies - 0.7%

Dreyfus Government Cash Management Fund, Institutional Shares, 4.36%[2]	382,267	382,267

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.43%[2]	573,401	573,401

Total Short-Term Investments
(Cost $955,668)		955,668

Total Investments - 100.1%
(Cost $89,137,473)		139,478,589

Other Assets, less Liabilities - (0.1)%		(173,524)

Net Assets - 100.0%		$139,305,065

The accompanying notes are an integral part of these financial statements.

2

AMG Renaissance Large Cap Growth Fund Schedule of Portfolio Investments (continued)

*	Non-income producing security.
[1]

Some of these securities, amounting to $4,427,792 or 3.2% of net assets, were out on loan to various borrowers and is collateralized by various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Yield shown represents the December 31, 2024, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2024:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks†	$138,522,921	–	–	$138,522,921

Short-Term Investments

Other Investment Companies	955,668	–	–	955,668

Total Investments in Securities	$139,478,589	–	–	$139,478,589

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2024, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

3

Statement of Assets and Liabilities December 31, 2024

AMG Renaissance Large Cap Growth Fund

Assets:

Investments at value[1] (including securities on loan valued at $4,427,792)	$139,478,589

Dividend and interest receivables	50,023

Securities lending income receivable	307

Receivable for Fund shares sold	30,793

Receivable from affiliate	15,921

Prepaid expenses and other assets	19,888

Total assets	139,595,521

Liabilities:

Payable for Fund shares repurchased	103,021

Accrued expenses:

Investment advisory and management fees	58,658

Administrative fees	18,424

Distribution fees	14,975

Shareholder service fees	8,239

Other	87,139

Total liabilities	290,456

Commitments and Contingencies (Notes 2 & 7)

Net Assets	$139,305,065

[1] Investments at cost	$89,137,473

The accompanying notes are an integral part of these financial statements.

4

Statement of Assets and Liabilities (continued)

AMG Renaissance Large Cap Growth Fund

Net Assets Represent:

Paid-in capital	$84,537,804

Total distributable earnings	54,767,261

Net Assets	$139,305,065

Class N:

Net Assets	$67,566,109

Shares outstanding	3,783,089

Net asset value, offering and redemption price per share	$17.86

Class I:

Net Assets	$45,045,976

Shares outstanding	2,476,578

Net asset value, offering and redemption price per share	$18.19

Class Z:

Net Assets	$26,692,980

Shares outstanding	1,500,264

Net asset value, offering and redemption price per share	$17.79

The accompanying notes are an integral part of these financial statements.

5

Statement of Operations For the fiscal year ended December 31, 2024

AMG Renaissance Large Cap Growth Fund

Investment Income:

Dividend income	$1,045,016[1]

Securities lending income	2,360

Total investment income	1,047,376

Expenses:

Investment advisory and management fees	657,391

Administrative fees	204,334

Distribution fees - Class N	169,313

Shareholder servicing fees - Class N	58,276

Shareholder servicing fees - Class I	29,954

Professional fees	44,820

Registration fees	42,996

Reports to shareholders	32,859

Custodian fees	25,990

Transfer agent fees	15,412

Trustee fees and expenses	10,202

Interest expense	2,690

Miscellaneous	10,400

Total expenses before offsets	1,304,637

Expense reimbursements	(145,334)

Expense reductions	(1,076)

Net expenses	1,158,227

Net investment loss	(110,851)

Net Realized and Unrealized Gain:

Net realized gain on investments	21,726,603

Net change in unrealized appreciation/depreciation on investments	4,534,531

Net realized and unrealized gain	26,261,134

Net increase in net assets resulting from operations	$26,150,283

[1] Includes non-recurring dividends of $105,600.

The accompanying notes are an integral part of these financial statements.

6

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG Renaissance Large Cap Growth Fund

	2024	2023

Increase in Net Assets Resulting From Operations:

Net investment income (loss)	$(110,851)	$243,832

Net realized gain on investments	21,726,603	9,073,938

Net change in unrealized appreciation/depreciation on investments	4,534,531	18,753,772

Net increase in net assets resulting from operations	26,150,283	28,071,542

Distributions to Shareholders:

Class N	(7,945,713)	(4,555,570)

Class I	(5,124,738)	(3,137,397)

Class Z	(3,123,778)	(1,750,282)

Total distributions to shareholders	(16,194,229)	(9,443,249)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(4,986,263)	12,471,195

Total increase in net assets	4,969,791	31,099,488

Net Assets:

Beginning of year	134,335,274	103,235,786

End of year	$139,305,065	$134,335,274

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

7

AMG Renaissance Large Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$16.61	$14.28	$18.41	$15.31	$13.01

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	(0.04)[3]	0.01	0.03	0.00 [4,5]	0.01

Net realized and unrealized gain (loss) on investments	3.59	3.55	(3.16)	4.57	3.04

Total income (loss) from investment operations	3.55	3.56	(3.13)	4.57	3.05

Less Distributions to Shareholders from:

Net investment income	–	(0.01)	(0.02)	(0.00)[4]	(0.02)

Net realized gain on investments	(2.30)	(1.22)	(0.98)	(1.47)	(0.73)

Total distributions to shareholders	(2.30)	(1.23)	(1.00)	(1.47)	(0.75)

Net Asset Value, End of Year	$17.86	$16.61	$14.28	$18.41	$15.31

Total Return[2,6]	20.81%	25.04%	(17.05)%	30.02%	23.54%

Ratio of net expenses to average net assets[7]	1.00%[8]	1.00%	1.00%	1.00%	1.00%

Ratio of gross expenses to average net assets[9]	1.11%	1.12%	1.15%	1.13%	1.19%

Ratio of net investment income (loss) to average net assets[2]	(0.23)%	0.05%	0.22%	0.00%[10]	0.10%

Portfolio turnover	47%	35%	28%	18%	28%

Net assets end of year (000’s) omitted	$67,566	$65,422	$56,264	$79,490	$67,688

The accompanying notes are an integral part of these financial statements.

8

AMG Renaissance Large Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$16.84	$14.46	$18.63	$15.48	$13.14

Income (loss) from Investment Operations:

Net investment income[1,2]	0.01 [3]	0.05	0.07	0.04 [5]	0.05

Net realized and unrealized gain (loss) on investments	3.64	3.60	(3.19)	4.62	3.07

Total income (loss) from investment operations	3.65	3.65	(3.12)	4.66	3.12

Less Distributions to Shareholders from:

Net investment income	–	(0.05)	(0.07)	(0.04)	(0.05)

Net realized gain on investments	(2.30)	(1.22)	(0.98)	(1.47)	(0.73)

Total distributions to shareholders	(2.30)	(1.27)	(1.05)	(1.51)	(0.78)

Net Asset Value, End of Year	$18.19	$16.84	$14.46	$18.63	$15.48

Total Return[2,6]	21.12%	25.47%	(16.87)%	30.30%	23.90%

Ratio of net expenses to average net assets[7]	0.73%[8]	0.73%	0.73%	0.75%	0.75%

Ratio of gross expenses to average net assets[9]	0.84%	0.85%	0.88%	0.88%	0.94%

Ratio of net investment income to average net assets[2]	0.04%	0.32%	0.48%	0.25%	0.35%

Portfolio turnover	47%	35%	28%	18%	28%

Net assets end of year (000’s) omitted	$45,046	$44,970	$25,585	$12,599	$9,414

The accompanying notes are an integral part of these financial statements.

9

AMG Renaissance Large Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$16.50	$14.18	$18.31	$15.22	$12.94

Income (loss) from Investment Operations:

Net investment income[1,2]	0.02 [3]	0.06	0.09	0.06 [5]	0.06

Net realized and unrealized gain (loss) on investments	3.57	3.54	(3.16)	4.56	3.01

Total income (loss) from investment operations	3.59	3.60	(3.07)	4.62	3.07

Less Distributions to Shareholders from:

Net investment income	–	(0.06)	(0.08)	(0.06)	(0.06)

Net realized gain on investments	(2.30)	(1.22)	(0.98)	(1.47)	(0.73)

Total distributions to shareholders	(2.30)	(1.28)	(1.06)	(1.53)	(0.79)

Net Asset Value, End of Year	$17.79	$16.50	$14.18	$18.31	$15.22

Total Return[2,6]	21.18%	25.54%	(16.83)%	30.54%	23.90%

Ratio of net expenses to average net assets[7]	0.66%[8]	0.66%	0.66%	0.66%	0.66%

Ratio of gross expenses to average net assets[9]	0.77%	0.78%	0.81%	0.79%	0.85%

Ratio of net investment income to average net assets[2]	0.11%	0.39%	0.55%	0.34%	0.44%

Portfolio turnover	47%	35%	28%	18%	28%

Net assets end of year (000’s) omitted	$26,693	$23,943	$21,386	$20,721	$17,068

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $(0.05), $0.00 and $0.01 for Class N, Class I and Class Z, respectively.
[4]	Less than $0.005 or $(0.005) per share.
[5]	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $(0.02), $0.02, and $0.04 for Class N, Class I and Class Z, respectively.
[6]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[7]	Includes reduction from broker recapture amounting to less than 0.01% for fiscal years ended December 31, 2024, 2023, 2022, 2021 and 2020, respectively.
[8]	Includes interest expense of less than 0.01% related to participation in the interfund lending program.
[9]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[10]	Less than 0.005%.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements December 31, 2024

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is AMG Renaissance Large Cap Growth Fund (the “Fund”).

The Fund offers Class N, Class I, and Class Z shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price. Equity securities held by the Fund that are traded in the over-the-counter market (other than NMS securities) are valued at the bid price. Foreign equity securities (securities principally traded in markets other than U.S. markets) held by the Fund are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services. Pursuant to Rule 2a-5 under the 1940 Act, the Fund’s Board of Trustees (the “Board”) designated AMG Funds LLC (the “Investment Manager”) as the Fund’s Valuation Designee to perform the Fund’s fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by the Investment Manager and under the general supervision of the Board. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Fund’s valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Investment Manager seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with quarterly reports, as of the most recent quarter end, summarizing all fair value activity, material fair value matters that occurred during the quarter, and all outstanding securities fair valued by the Fund. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Fund’s investments.

With respect to foreign equity securities and certain foreign fixed income securities, securities held in the Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

11

Notes to Financial Statements (continued)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to the Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively, the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

The Fund had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the fiscal year ended December 31, 2024, the impact on the expenses and expense ratios was $1,076 and less than 0.01%, respectively.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax law, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to tax equalization utilized. Temporary differences are primarily due to wash sale loss deferrals.

The tax character of distributions paid during the fiscal years ended December 31, 2024 and December 31, 2023 was as follows:

Distributions paid from:	2024	2023

Ordinary income *	$1,902,434	$823,992

Long-term capital gains	14,291,795	8,619,257

	$16,194,229	$9,443,249

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2024, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Undistributed ordinary income	$2,332,020

Undistributed long-term capital gains	2,111,527

At December 31, 2024, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation	Net Appreciation

$89,154,875	$53,953,963	$(3,630,249)	$50,323,714

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. The Investment Manager has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2024, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Investment Manager is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefit/detriment will change materially in the next twelve months.

Furthermore, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2024, the Fund had no capital loss carryovers for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended December 31, 2025, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

12

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trust’s Amended and Restated Agreement and Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended December 31, 2024 and December 31, 2023, the capital stock transactions by class for the Fund were as follows:

	December 31, 2024		December 31, 2023
	Shares	Amount	Shares	Amount

Class N:

Shares sold	117,424	$2,149,239	152,280	$2,409,381

Shares issued in reinvestment of distributions	372,999	6,960,171	243,694	3,986,834

Shares redeemed	(646,540)	(11,931,797)	(397,378)	(6,282,365)

Net increase (decrease)	(156,117)	$(2,822,387)	(1,404)	$113,850

Class I:

Shares sold	673,549	$12,493,034	1,841,207	$28,308,530

Shares issued in reinvestment of distributions	268,481	5,101,144	188,381	3,125,239

Shares redeemed	(1,136,595)	(20,753,906)	(1,128,271)	(18,173,646)

Net increase (decrease)	(194,565)	$(3,159,728)	901,317	$13,260,123

Class Z:

Shares sold	75,845	$1,390,819	109,971	$1,690,410

Shares issued in reinvestment of distributions	163,444	3,038,414	104,585	1,699,513

Shares redeemed	(190,443)	(3,433,381)	(270,825)	(4,292,701)

Net increase (decrease)	48,846	$995,852	(56,269)	$(902,778)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party and bilateral repurchase agreements for temporary cash management purposes and for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Securities Lending Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Securities Lending Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2024, the Fund had no Repurchase Agreements outstanding.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. wealth platform of Affiliated

Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects and recommends, subject to the approval of the Board and, in certain circumstances, shareholders, the subadviser for the Fund and monitors the subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by The Renaissance Group LLC (“Renaissance”) who serves as subadviser pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Renaissance.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2024, the Fund paid an investment management fee at the following annual rates of the Fund’s average daily net assets:

on the first $50 million	0.55%

on the next $25 million	0.50%

on the next $25 million	0.45%

on balance over $100 million	0.40%

13

Notes to Financial Statements (continued)

The fee paid to Renaissance for its services as subadviser is paid out of the fee the Investment Manager receives from the Fund and does not increase the expenses of the Fund.

The Investment Manager has contractually agreed, through at least May 1, 2025, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) to the annual rate of 0.66% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

For the fiscal year ended December 31, 2024, the Investment Manager reimbursed the Fund $145,334, and did not recoup any previously reimbursed expenses. At December 31, 2024, the Fund’s expiration of reimbursements subject to recoupment is as follows:

Expiration Period

Less than 1 year	$145,481

1-2 years	149,132

2-3 years	145,334

Total	$439,947

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for certain aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally, the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Class N shares.

For each of the Class N and Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below. From December 31, 2022 through December 31, 2025, the Investment Manager has agreed to waive a portion of shareholder servicing fees paid by Class I as necessary to ensure the fees are limited to 0.07%.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2024, was as follows:

	Maximum Annual Amount Approved	Actual Amount Incurred

Class N	0.15%	0.09%

Class I	0.15%	0.07%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense,

14

Notes to Financial Statements (continued)

respectively. At December 31, 2024, the Fund had no interfund loans outstanding. The Fund did not lend during the fiscal year ended December 31, 2024.

The Fund utilized the interfund lending program during the fiscal year ended December 31, 2024 as follows:

Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

$5,277,443	3	$2,690	6.202%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2024, were $62,893,342 and $82,880,105, respectively.

The Fund had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2024.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Securities Lending Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Securities Lending Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Securities Lending Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2024, was as follows:

Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

$4,427,792	–	$4,549,458	$4,549,458

The following table summarizes the securities received as collateral for securities lending at December 31, 2024:

Collateral Type	Coupon Range	Maturity Date Range

U.S. Treasury Obligations	0.125%-4.625%	01/15/25-08/15/49

5. SEGMENT REPORTING

The Fund operates through a single operating and reporting segment to achieve its investment objective as reflected in the Fund’s prospectus. The Chief Operating Decision Makers (“CODM”) are the Fund’s president and chief financial officer. The CODM assesses the performance and makes operating decisions for the Fund primarily based on the Fund’s change in net assets resulting from operations. In addition to other factors and metrics, the CODM utilizes the Fund’s net assets, total return, and ratios of net and gross expenses to average net assets as key metrics in reviewing the performance of the Fund. As the Fund’s operations comprise a single reporting segment, the segment assets are reflected on the accompanying Statement of Assets and Liabilities as “Total assets” and the significant segment expenses are listed on the Statement of Operations.

6. FUND RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market; or (iii) price fluctuations. Please refer to the Fund’s current prospectus for additional information about the Fund’s principal risks.

Market Risk: Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

Management Risk: Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that Renaissance’s investment techniques and risk analysis will produce the desired result.

Large-Capitalization Stock Risk: The stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

Mid-Capitalization Stock Risk: The stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Growth Stock Risk: The prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.

Sector Risk: Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

15

Notes to Financial Statements (continued)

7. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

8. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the Securities Lending Program and Repurchase Agreements, which provide the right,

in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4. At December 31, 2024, the Fund had no Repurchase Agreements outstanding.

9. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require an additional disclosure in or adjustment of the Fund’s financial statements.

16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AMG Funds and Shareholders of AMG Renaissance Large Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AMG Renaissance Large Cap Growth Fund (one of the funds constituting AMG Funds, referred to hereafter as the “Fund”) as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statements of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2025

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

17

Other Information (unaudited)

TAX INFORMATION

AMG Renaissance Large Cap Growth Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2024 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Renaissance Large Cap Growth Fund hereby designates $15,144,318 as a capital gain distribution with respect to the taxable fiscal year ended December 31, 2024, or if subsequently determined to be different, the net capital gains of such year.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

During the fiscal year ended December 31, 2024, there were no changes in and/or disagreements with accountants.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

The remuneration paid to the Trustees during the fiscal year ended December 31, 2024, was $10,202, which is reflected as “Trustee fees and expenses” on the Statement of Operations. There was no remuneration paid to any Fund officer or to any affiliated person of any Fund Trustee or officer during the fiscal year ended December 31, 2024.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

Not applicable.

18

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

The Renaissance Group LLC

50 East RiverCenter Boulevard

Suite 1200

Covington, KY 41011

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

240 Greenwich Street

New York, NY 10286

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

AMG Funds

Attn: 534426 AIM 154-0520

500 Ross Street

Pittsburgh, PA 15262

800.548.4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at wealth.amg.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Fund’s website at wealth.amg.com. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semi-annual report or annual report, please visit wealth.amg.com.

wealth.amg.com

EQUITY FUNDS

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap Core

AMG GW&K Small/Mid Cap Growth

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

ALTERNATIVE FUNDS

AMG Systematica Managed Futures Strategy

Systematica Investments Limited, acting as general partner of Systematica Investments LP

wealth.amg.com	123124 AR024

ANNUAL FINANCIAL STATEMENTS

AMG Funds December 31, 2024

AMG TimesSquare Small Cap Growth Fund

Class N: TSCPX | Class I: TSQIX | Class Z: TSCIX

AMG TimesSquare Mid Cap Growth Fund

Class N: TMDPX | Class I: TQMIX | Class Z: TMDIX

AMG TimesSquare International Small Cap Fund

Class N: TCMPX | Class I: TQTIX | Class Z: TCMIX

wealth.amg.com	123124 AR012

AMG Funds Annual Financial Statements – December 31, 2024

TABLE OF CONTENTS	PAGE

FINANCIAL STATEMENTS

Schedules of Portfolio Investments

AMG TimesSquare Small Cap Growth Fund	2

AMG TimesSquare Mid Cap Growth Fund	5

AMG TimesSquare International Small Cap Fund	8

Statement of Assets and Liabilities	11

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	13

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	14

Detail of changes in assets for the past two fiscal years

Financial Highlights	15

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	24

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33

OTHER INFORMATION	34

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

AMG TimesSquare Small Cap Growth Fund Schedule of Portfolio Investments December 31, 2024

	Shares	Value

Common Stocks - 95.3%

Communication Services - 1.5%

Integral Ad Science Holding Corp.*	87,169	$910,044

MediaAlpha, Inc., Class A*	81,289	917,753

Total Communication Services		1,827,797

Consumer Discretionary - 8.1%

Boot Barn Holdings, Inc.*,1	13,707	2,080,997

Bright Horizons Family Solutions, Inc.*	10,477	1,161,376

Global-e Online, Ltd. (Israel)*	36,000	1,963,080

KinderCare Learning Cos., Inc.*	12,355	219,919

Valvoline, Inc.*	31,558	1,141,768

Warby Parker, Inc., Class A*	74,000	1,791,540

Wyndham Hotels & Resorts, Inc.	13,000	1,310,270

Total Consumer Discretionary		9,668,950

Consumer Staples - 4.1%

BJ’s Wholesale Club Holdings, Inc.*	26,000	2,323,100

The Chefs’ Warehouse, Inc.*	16,545	815,999

Freshpet, Inc.*	11,400	1,688,454

Total Consumer Staples		4,827,553

Energy - 3.4%

Cactus, Inc., Class A1	19,748	1,152,493

Excelerate Energy, Inc., Class A	21,350	645,838

Magnolia Oil & Gas Corp., Class A1	42,532	994,398

Matador Resources Co.	22,070	1,241,658

Total Energy		4,034,387

Financials - 7.9%

Hamilton Lane, Inc., Class A1	14,700	2,176,335

MVB Financial Corp.	46,000	952,200

PJT Partners, Inc., Class A1	5,629	888,312

Safety Insurance Group, Inc.	28,990	2,388,776

Victory Capital Holdings, Inc., Class A	46,000	3,011,160

Total Financials		9,416,783

Health Care - 16.9%

Addus HomeCare Corp.*	17,022	2,133,708

CG Oncology, Inc.*	28,014	803,442

Day One Biopharmaceuticals, Inc.*	84,080	1,065,294

HealthEquity, Inc.*	3,738	358,661

Insmed, Inc.*	32,009	2,209,901

Inspire Medical Systems, Inc.*	8,120	1,505,286

Intra-Cellular Therapies, Inc.*	26,074	2,177,700

Krystal Biotech, Inc.*,1	8,080	1,265,813

Merus, N.V. (Netherlands)*	16,022	673,725

Newamsterdam Pharma Co., N.V. (Netherlands)*	44,842	1,152,439

	Shares	Value

Soleno Therapeutics, Inc.*	17,061	$766,892

Stevanato Group S.p.A. (Italy)[1]	58,000	1,263,820

Vaxcyte, Inc.*	20,032	1,639,820

Vericel Corp.*	30,000	1,647,300

Xenon Pharmaceuticals, Inc. (Canada)*	38,387	1,504,770

Total Health Care		20,168,571

Industrials - 25.5%

ACV Auctions, Inc., Class A*	84,500	1,825,200

Applied Industrial Technologies, Inc.	4,359	1,043,850

The AZEK Co., Inc.*	36,100	1,713,667

Casella Waste Systems, Inc., Class A*	28,500	3,015,585

Comfort Systems USA, Inc.	4,101	1,739,070

Construction Partners, Inc., Class A*	12,000	1,061,520

Embraer, S.A., Sponsored ADR (Brazil)*	43,063	1,579,551

Esab Corp.	21,161	2,538,050

Exponent, Inc.	15,856	1,412,770

Hexcel Corp.	10,600	664,619

ITT, Inc.	9,228	1,318,497

John Bean Technologies Corp.[1]	4,704	597,878

Kratos Defense & Security Solutions, Inc.*	30,000	791,400

Loar Holdings, Inc.*,1	21,500	1,589,065

MYR Group, Inc.*	5,540	824,186

Paycor HCM, Inc.*	38,142	708,297

RBC Bearings, Inc.*	4,500	1,346,130

Regal Rexnord Corp.	19,000	2,947,470

Tetra Tech, Inc.	48,405	1,928,455

Viad Corp.*	14,130	600,666

WillScot Holdings Corp.*	36,077	1,206,776

Total Industrials		30,452,702

Information Technology - 26.3%

ASGN, Inc.*	9,150	762,561

Astera Labs, Inc.*	6,800	900,660

Clearwater Analytics Holdings, Inc., Class A*	83,690	2,303,149

Credo Technology Group Holding, Ltd.*	21,000	1,411,410

CyberArk Software, Ltd. (Israel)*	11,800	3,931,170

FormFactor, Inc.*	27,513	1,210,572

Impinj, Inc.*,1	7,037	1,022,195

Intapp, Inc.*	20,658	1,323,971

JFrog, Ltd. (Israel)*	77,816	2,288,568

Lattice Semiconductor Corp.*,1	25,500	1,444,575

MACOM Technology Solutions Holdings, Inc.*	8,200	1,065,262

Onestream, Inc.*	39,207	1,118,184

Onto Innovation, Inc.*	6,557	1,092,855

The accompanying notes are an integral part of these financial statements.

2

AMG TimesSquare Small Cap Growth Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 26.3% (continued)

PAR Technology Corp.*,1	19,000	$1,380,730

Q2 Holdings, Inc.*	17,500	1,761,375

ServiceTitan, Inc., Class A*	14,287	1,469,704

Synaptics, Inc.*	22,000	1,679,040

Vertex, Inc., Class A*,1	46,500	2,480,775

Workiva, Inc.*	24,500	2,682,750

Total Information Technology		31,329,506

Materials - 0.0%#

Avient Corp.	1,444	59,002

Real Estate - 1.6%

National Storage Affiliates Trust, REIT [1]	48,939	1,855,277

Total Common Stocks (Cost $92,271,862)		113,640,528

	Principal Amount

Short-Term Investments - 7.2%

Joint Repurchase Agreements - 2.4%[2]

Daiwa Capital Markets America, dated 12/31/24, due 01/02/25, 4.470% total to be received $822,526 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 03/27/25 -01/01/55, totaling $838,768)	$822,322	822,322

	Principal Amount	Value

Marex Capital Markets, Inc., dated 12/31/24, due 01/02/25, 4.630% total to be received $1,000,257 (collateralized by various U.S. Government Agency Obligations, 2.500% -6.500%, 11/01/51 - 12/01/54, totaling $1,020,000)	$1,000,000	$1,000,000

State of Wisconsin Investment Board, dated 12/31/24, due 01/02/25, 4.740% total to be received $1,000,263 (collateralized by various U.S. Treasuries, 0.125% - 3.625%, 01/15/26 -02/15/53, totaling $1,017,328)	1,000,000	1,000,000

Total Joint Repurchase Agreements		2,822,322

	Shares

Other Investment Companies - 4.8%

Dreyfus Government Cash Management Fund, Institutional Shares, 4.36%[3]	2,282,821	2,282,821

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.43%[3]	3,424,232	3,424,232

Total Other Investment Companies		5,707,053

Total Short-Term Investments (Cost $8,529,375)		8,529,375

Total Investments - 102.5% (Cost $100,801,237)		122,169,903
Other Assets, less Liabilities - (2.5)%		(2,975,060)

Net Assets - 100.0%		$119,194,843

*	Non-income producing security.

#	Less than 0.05%.

[1]

Some of these securities, amounting to $15,626,785 or 13.1% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[3]	Yield shown represents the December 31, 2024, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

3

AMG TimesSquare Small Cap Growth Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$113,640,528	–	–	$113,640,528

Short-Term Investments

Joint Repurchase Agreements	–	$2,822,322	–	2,822,322

Other Investment Companies	5,707,053	–	–	5,707,053

Total Investments in Securities	$119,347,581	$2,822,322	–	$122,169,903

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2024, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

4

AMG TimesSquare Mid Cap Growth Fund Schedule of Portfolio Investments December 31, 2024

	Shares	Value

Common Stocks - 98.6%

Communication Services - 2.2%

Pinterest, Inc., Class A*	658,000	$19,082,000

Take-Two Interactive Software, Inc.*	57,900	10,658,232

Total Communication Services		29,740,232

Consumer Discretionary - 9.8%

Brunswick Corp. [1]	112,000	7,244,160

DoorDash, Inc., Class A*	112,290	18,836,648

Floor & Decor Holdings, Inc., Class A*	85,800	8,554,260

O’Reilly Automotive, Inc.*	22,060	26,158,748

Pool Corp.[1]	54,080	18,438,035

Ross Stores, Inc.	179,400	27,137,838

Tractor Supply Co.	370,525	19,660,056

Wyndham Hotels & Resorts, Inc.	69,700	7,025,063

Total Consumer Discretionary		133,054,808

Consumer Staples - 2.2%

BJ’s Wholesale Club Holdings, Inc.*,1	220,052	19,661,646

Performance Food Group Co.*	124,000	10,484,200

Total Consumer Staples		30,145,846

Energy - 3.6%

Cheniere Energy, Inc.	152,300	32,724,701

Permian Resources Corp.	1,175,800	16,908,004

Total Energy		49,632,705

Financials - 10.2%

The Allstate Corp.	134,096	25,852,368

Brown & Brown, Inc.	123,500	12,599,470

Interactive Brokers Group, Inc., Class A	90,714	16,026,442

RenaissanceRe Holdings, Ltd. (Bermuda)	61,800	15,376,458

Robinhood Markets, Inc., Class A*	600,805	22,385,994

TPG, Inc.	526,020	33,055,097

Webster Financial Corp.	236,800	13,076,096

Total Financials		138,371,925

Health Care - 12.6%

Argenx SE, ADR (Netherlands)*	39,150	24,077,250

Cencora, Inc.	167,300	37,588,964

Encompass Health Corp.	108,800	10,047,680

IDEXX Laboratories, Inc.*	60,900	25,178,496

Inspire Medical Systems, Inc.*,1	75,893	14,069,044

Intra-Cellular Therapies, Inc.*	92,700	7,742,304

Repligen Corp.*	82,070	11,813,156

Stevanato Group S.p.A. (Italy)[1]	614,768	13,395,795

Veeva Systems, Inc., Class A*,1	135,585	28,506,746

Total Health Care		172,419,435

	Shares	Value

Industrials - 22.7%

AMETEK, Inc.	105,000	$18,927,300

Axon Enterprise, Inc.*	17,500	10,400,600

Cintas Corp.	149,820	27,372,114

Copart, Inc.*	199,200	11,432,088

Curtiss-Wright Corp.	55,250	19,606,567

EMCOR Group, Inc.	69,730	31,650,447

Equifax, Inc.	69,989	17,836,697

Esab Corp.	113,300	13,589,202

GFL Environmental, Inc. (Canada)	221,904	9,883,604

KBR, Inc.	181,207	10,497,322

Loar Holdings, Inc.*,1	177,100	13,089,461

Regal Rexnord Corp.	144,094	22,353,302

Rockwell Automation, Inc.	61,030	17,441,764

Saia, Inc.*,1	33,420	15,230,497

Verisk Analytics, Inc., Class A	121,693	33,517,903

Waste Connections, Inc. (Canada)	135,475	23,244,800

Watsco, Inc.[1]	28,400	13,458,476

Total Industrials		309,532,144

Information Technology - 30.8%

Amphenol Corp., Class A	197,120	13,689,984

AppLovin Corp., Class A*	85,600	27,719,848

Bentley Systems, Inc., Class B1	346,400	16,176,880

Crowdstrike Holdings, Inc., Class A*	65,601	22,446,038

CyberArk Software, Ltd. (Israel)*	84,995	28,316,084

Dynatrace, Inc.*	427,250	23,221,038

Elastic, N.V.*	147,695	14,633,621

Gartner, Inc.*	65,525	31,744,897

HubSpot, Inc.*	69,800	48,634,546

JFrog, Ltd. (Israel)*	508,157	14,944,897

Lattice Semiconductor Corp.*,1	289,700	16,411,505

Marvell Technology, Inc.	164,560	18,175,652

Monolithic Power Systems, Inc.	42,000	24,851,400

Nice, Ltd., Sponsored ADR (Israel)*,1	96,020	16,308,037

Onestream, Inc.*	418,715	11,941,752

Samsara, Inc., Class A*	225,980	9,873,066

ServiceTitan, Inc., Class A*	172,444	17,739,314

Teradyne, Inc.	223,000	28,080,160

Trimble, Inc.*	223,985	15,826,780

Tyler Technologies, Inc.*,1	33,600	19,375,104

Total Information Technology		420,110,603

Materials - 2.0%

Martin Marietta Materials, Inc.	28,300	14,616,950

The accompanying notes are an integral part of these financial statements.

5

AMG TimesSquare Mid Cap Growth Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Materials - 2.0% (continued)

RPM International, Inc.	107,700	$13,253,562

Total Materials		27,870,512

Real Estate - 2.1%

CoStar Group, Inc.*	210,740	15,086,877

CubeSmart, REIT	312,100	13,373,485

Total Real Estate		28,460,362

Utilities - 0.4%

Oklo, Inc.*,1	253,600	5,383,928

Total Common Stocks (Cost $931,697,558)		1,344,722,500

	Principal Amount

Short-Term Investments - 2.3%

Joint Repurchase Agreements - 0.9%[2]

Bethesda Securities LLC, dated 12/31/24, due 01/02/25, 4.600% total to be received $3,030,651 (collateralized by various U.S. Government Agency Obligations, 2.500% -7.311%, 10/01/27 - 11/01/54, totaling $3,090,475)	$3,029,877	3,029,877

Cantor Fitzgerald Securities, Inc., dated 12/31/24, due 01/02/25, 4.600% total to be received $3,030,815 (collateralized by various U.S. Government Agency Obligations, 2.000% -7.000%, 10/01/29 - 02/01/57, totaling $3,090,642)	3,030,041	3,030,041

Daiwa Capital Markets America, dated 12/31/24, due 01/02/25, 4.470% total to be received $122,985 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 03/27/25 -01/01/55, totaling $125,413)	122,954	122,954

	Principal Amount	Value

Marex Capital Markets, Inc., dated 12/31/24, due 01/02/25, 4.630% total to be received $3,030,820 (collateralized by various

U.S. Government Agency Obligations, 2.500% -6.500%, 11/01/51 - 12/01/54, totaling $3,090,642)	$3,030,041	$3,030,041

State of Wisconsin Investment Board, dated 12/31/24, due 01/02/25, 4.740% total to be received $3,030,839 (collateralized by various U.S. Treasuries, 0.125% - 3.625%, 01/15/26 -02/15/53, totaling $3,082,545)	3,030,041	3,030,041

Total Joint Repurchase Agreements		12,242,954

	Shares

Other Investment Companies - 1.4%

Dreyfus Government Cash Management Fund, Institutional Shares, 4.36%[3]	7,607,793	7,607,793

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.43%[3]	11,411,689	11,411,689

Total Other Investment Companies		19,019,482

Total Short-Term Investments (Cost $31,262,436)		31,262,436

Total Investments - 100.9% (Cost $962,959,994)		1,375,984,936
Other Assets, less Liabilities - (0.9)%		(11,965,022)

Net Assets - 100.0%		$1,364,019,914

*	Non-income producing security.

[1]

Some of these securities, amounting to $80,958,167 or 5.9% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[3]	Yield shown represents the December 31, 2024, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

6

AMG TimesSquare Mid Cap Growth Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$1,344,722,500	–	–	$1,344,722,500

Short-Term Investments

Joint Repurchase Agreements	–	$12,242,954	–	12,242,954

Other Investment Companies	19,019,482	–	–	19,019,482

Total Investments in Securities	$1,363,741,982	$12,242,954	–	$1,375,984,936

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2024, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

7

AMG TimesSquare International Small Cap Fund Schedule of Portfolio Investments December 31, 2024

	Shares	Value

Common Stocks - 95.6%

Communication Services - 5.5%

Auto Trader Group PLC (United Kingdom)[1]	140,920	$1,394,384

Baltic Classifieds Group PLC (Lithuania)	256,760	1,012,529

CAR Group Ltd. (Australia)	28,224	628,093

Hemnet Group AB (Sweden)	49,060	1,489,912

Internet Initiative Japan, Inc. (Japan)	72,030	1,357,537

IPSOS, S.A. (France)	6,140	291,447

Total Communication Services		6,173,902

Consumer Discretionary - 12.5%

ABC-Mart, Inc. (Japan)	122,840	2,478,281

Arcos Dorados Holdings, Inc., Class A (Uruguay)	190,850	1,389,388

CIE Automotive, S.A. (Spain)	28,827	755,194

Coats Group PLC (United Kingdom)	669,060	790,691

Dalata Hotel Group PLC (Ireland)	346,126	1,674,357

Food & Life Cos., Ltd. (Japan)	115,250	2,424,708

Games Workshop Group PLC (United Kingdom)	7,110	1,182,220

JUMBO, S.A. (Greece)	66,310	1,752,855

KOMEDA Holdings Co., Ltd. (Japan)	85,280	1,533,889

Total Consumer Discretionary		13,981,583

Consumer Staples - 8.1%

Greencore Group PLC (Ireland)*	609,700	1,476,132

Rohto Pharmaceutical Co., Ltd. (Japan)	90,920	1,656,403

Sugi Holdings Co., Ltd. (Japan)	93,101	1,458,667

Tate & Lyle PLC (United Kingdom)	252,994	2,057,117

Viscofan, S.A. (Spain)[2]	37,531	2,373,880

Total Consumer Staples		9,022,199

Energy - 2.4%

Pason Systems, Inc. (Canada)	98,620	933,750

Technip Energies, N.V. (France)	64,570	1,724,762

Total Energy		2,658,512

Financials - 11.8%

FinecoBank Banca Fineco S.p.A. (Italy)	79,793	1,392,607

Integral Corp. (Japan)	107,170	2,921,536

Nordnet AB publ (Sweden)[2]	58,097	1,232,621

Piraeus Financial Holdings, S.A. (Greece)	250,130	995,603

Rakuten Bank, Ltd. (Japan)*	40,450	1,129,150

Ringkjoebing Landbobank A/S (Denmark)	12,530	2,100,170

St James’s Place PLC (United Kingdom)	202,980	2,197,618

Steadfast Group, Ltd. (Australia)	327,533	1,174,212

Total Financials		13,143,517

Health Care - 5.2%

Ambu A/S, Class B (Denmark)	57,370	830,551

	Shares	Value

Craneware PLC (United Kingdom)*	70,820	$1,870,717

Nakanishi, Inc. (Japan)	59,930	903,678

Siegfried Holding AG (Switzerland)	1,980	2,153,749

Total Health Care		5,758,695

Industrials - 25.8%

ALS, Ltd. (Australia)[2]	182,390	1,697,718

Arcadis, N.V. (Netherlands)	19,720	1,200,045

Bodycote PLC (United Kingdom)	155,279	1,225,151

Daiei Kankyo Co., Ltd. (Japan)	127,800	2,338,029

Danieli & C Officine Meccaniche S.p.A. (Italy)[2]	24,400	610,307

Diploma PLC (United Kingdom)	21,220	1,124,177

DMG Mori Co., Ltd. (Japan)	83,270	1,325,003

HD Hyundai Marine Solution Co., Ltd. (South Korea)	11,520	1,254,519

Howden Joinery Group PLC (United Kingdom)	157,003	1,555,363

Interpump Group S.p.A. (Italy)	16,467	730,308

IPH, Ltd. (Australia)	285,970	888,515

Johns Lyng Group, Ltd. (Australia)[2]	548,462	1,265,965

KION Group AG (Germany)	9,730	321,260

Konecranes Oyj (Finland)	35,030	2,220,214

Maire Tecnimont S.p.A. (Italy)	124,790	1,068,661

MEITEC Group Holdings, Inc. (Japan)	79,130	1,483,988

Nexans, S.A. (France)	7,010	757,301

Organo Corp. (Japan)	31,560	1,616,734

RENK Group AG (Germany)*	57,980	1,085,296

Rotork PLC (United Kingdom)	264,840	1,041,340

Saab AB, Class B (Sweden)	32,720	691,284

Timee, Inc. (Japan)*,2	85,020	822,966

Tokyo Metro Co., Ltd. (Japan)*	142,320	1,457,164

Ventia Services Group Pty, Ltd. (Australia)	477,810	1,061,472

Total Industrials		28,842,780

Information Technology - 13.6%

Accton Technology Corp. (Taiwan)	75,200	1,767,485

Alten, S.A. (France)	9,410	770,962

Appier Group, Inc. (Japan)	113,190	1,026,740

Azbil Corp. (Japan)	339,330	2,614,827

CyberArk Software, Ltd. (Israel)*	2,500	832,875

Finatext Holdings, Ltd. (Japan)*	121,220	825,835

Fortnox AB (Sweden)	188,990	1,225,518

Nova, Ltd. (Israel)*	3,100	610,545

QT Group Oyj (Finland)*	11,950	833,134

Rigaku Holdings Corp. (Japan)	103,210	603,471

Siltronic AG (Germany)[2]	13,460	649,784

The accompanying notes are an integral part of these financial statements.

8

AMG TimesSquare International Small Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 13.6% (continued)

Simplex Holdings, Inc. (Japan)	49,140	$769,861

Sopra Steria Group (France)	9,763	1,730,606

Yubico AB (Sweden)*,2	43,420	951,985

Total Information Technology		15,213,628

Materials - 4.3%

Acerinox, S.A. (Spain)	192,490	1,884,554

Imdex, Ltd. (Australia)	641,190	919,119

LANXESS AG (Germany)	36,400	889,954

Osisko Gold Royalties, Ltd. (Canada)[2]	60,090	1,088,137

Total Materials		4,781,764

Real Estate - 4.3%

KDX Realty Investment Corp., REIT (Japan)	2,330	2,211,958

Merlin Properties Socimi, S.A., REIT (Spain)	115,300	1,215,262

The UNITE Group PLC, REIT (United Kingdom)	139,480	1,411,303

Total Real Estate		4,838,523

Utilities - 2.1%

Nippon Gas Co., Ltd. (Japan)	165,650	2,277,752

Total Common Stocks (Cost $94,239,875)		106,692,855

	Principal Amount

Short-Term Investments - 7.1%

Joint Repurchase Agreements - 2.9%[3]

Cantor Fitzgerald Securities, Inc., dated 12/31/24, due 01/02/25, 4.600% total to be received $1,000,256 (collateralized by various U.S. Government Agency Obligations, 2.000% -7.000%, 10/01/29 - 02/01/57, totaling $1,020,000)	$1,000,000	1,000,000

	Principal Amount	Value

Daiwa Capital Markets America, dated 12/31/24, due 01/02/25, 4.470% total to be received $237,576 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 03/27/25 -01/01/55, totaling $242,267)	$237,517	$237,517

Marex Capital Markets, Inc., dated 12/31/24, due 01/02/25, 4.630% total to be received $1,000,257 (collateralized by various U.S. Government Agency Obligations, 2.500% -6.500%, 11/01/51 - 12/01/54, totaling $1,020,000)	1,000,000	1,000,000

State of Wisconsin Investment Board, dated 12/31/24, due 01/02/25, 4.740% total to be received $1,000,263 (collateralized by various U.S. Treasuries, 0.125% - 3.625%, 01/15/26 -02/15/53, totaling $1,017,328)	1,000,000	1,000,000

Total Joint Repurchase Agreements		3,237,517

	Shares

Other Investment Companies - 4.2%

Dreyfus Government Cash Management Fund, Institutional Shares, 4.36%[4]	1,891,336	1,891,336

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.43%[4]	2,837,004	2,837,004

Total Other Investment Companies		4,728,340

Total Short-Term Investments (Cost $7,965,857)		7,965,857

Total Investments - 102.7% (Cost $102,205,732)		114,658,712

Other Assets, less Liabilities - (2.7)%		(3,017,804)

Net Assets - 100.0%		$111,640,908

*	Non-income producing security.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the value of this security amounted to $1,394,384 or 1.2% of net assets.

[2]

Some of these securities, amounting to $6,917,825 or 6.2% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[4]	Yield shown represents the December 31, 2024, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

AMG TimesSquare International Small Cap Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2024:

	Level 1	Level 2[1]	Level 3	Total

Investments in Securities

Common Stocks

Industrials	$1,457,164	$27,385,616	–	$28,842,780

Information Technology	2,046,891	13,166,737	–	15,213,628

Consumer Discretionary	3,854,436	10,127,147	–	13,981,583

Financials	–	13,143,517	–	13,143,517

Consumer Staples	2,057,117	6,965,082	–	9,022,199

Communication Services	2,502,441	3,671,461	–	6,173,902

Health Care	1,870,717	3,887,978	–	5,758,695

Real Estate	–	4,838,523	–	4,838,523

Materials	1,088,137	3,693,627	–	4,781,764

Energy	933,750	1,724,762	–	2,658,512

Utilities	–	2,277,752	–	2,277,752

Short-Term Investments

Joint Repurchase Agreements	–	3,237,517	–	3,237,517

Other Investment Companies	4,728,340	–	–	4,728,340

Total Investment in Securities	$20,538,993	$94,119,719	–	$114,658,712

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2024, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities December 31, 2024

	AMG TimesSquare Small Cap Growth Fund	AMG TimesSquare Mid Cap Growth Fund	AMG TimesSquare International Small Cap Fund

Assets:

Investments at value[1] (including securities on loan valued at $15,626,785, $80,958,167, and $6,917,825, respectively)	$122,169,903	$1,375,984,936	$114,658,712

Cash	–	912,860	–

Foreign currency[2]	–	–	696,710

Receivable for investments sold	234,278	797,383	–

Dividend and interest receivables	37,580	412,265	553,961

Securities lending income receivable	3,514	33,822	5,649

Receivable for Fund shares sold	1,701	1,917,343	10,878

Receivable from affiliate	8,585	–	13,742

Prepaid expenses and other assets	25,080	56,296	33,339

Total assets	122,480,641	1,380,114,905	115,972,991

Liabilities:

Payable upon return of securities loaned	2,822,322	12,242,954	3,237,517

Payable for investments purchased	45,344	973,199	758,302

Payable for Fund shares repurchased	223,259	1,543,220	77,198

Due to custodian	6,369	–	–

Accrued expenses:

Investment advisory and management fees	79,518	797,178	75,141

Administrative fees	15,694	181,177	15,028

Shareholder service fees	3,229	84,743	4,116

Other	90,063	272,520	164,781

Total liabilities	3,285,798	16,094,991	4,332,083

Commitments and Contingencies (Notes 2 & 7)

Net Assets	$119,194,843	$1,364,019,914	$111,640,908

[1] Investments at cost	$100,801,237	$962,959,994	$102,205,732

[2] Foreign currency at cost	–	–	$703,117

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities (continued)

	AMG TimesSquare Small Cap Growth Fund	AMG TimesSquare Mid Cap Growth Fund	AMG TimesSquare International Small Cap Fund

Net Assets Represent:

Paid-in capital	$99,514,416	$902,133,224	$300,915,817

Total distributable earnings (loss)	19,680,427	461,886,690	(189,274,909)

Net Assets	$119,194,843	$1,364,019,914	$111,640,908

Class N:

Net Assets	$15,284,683	$362,298,411	$7,428,056

Shares outstanding	1,265,810	23,036,621	527,225

Net asset value, offering and redemption price per share	$12.08	$15.73	$14.09

Class I:

Net Assets	$9,644,810	$452,565,605	$67,679,972

Shares outstanding	742,644	26,682,292	4,793,400

Net asset value, offering and redemption price per share	$12.99	$16.96	$14.12

Class Z:

Net Assets	$94,265,350	$549,155,898	$36,532,880

Shares outstanding	7,198,916	32,153,304	2,590,152

Net asset value, offering and redemption price per share	$13.09	$17.08	$14.10

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations For the fiscal year ended December 31, 2024

	AMG TimesSquare Small Cap Growth Fund	AMG TimesSquare Mid Cap Growth Fund	AMG TimesSquare International Small Cap Fund

Investment Income:

Dividend income	$974,567	$9,999,101	$3,930,189

Interest income	3,644	1,771	1,426

Securities lending income	29,864	109,905	67,358

Foreign withholding tax	–	(39,341)	(301,961)

Total investment income	1,008,075	10,071,436	3,697,012

Expenses:

Investment advisory and management fees	1,221,395	9,886,147	1,133,735

Administrative fees	236,193	2,049,549	226,747

Shareholder servicing fees - Class N	27,993	813,271	21,163

Shareholder servicing fees - Class I	5,509	218,360	49,598

Professional fees	49,571	124,447	69,237

Registration fees	38,898	64,409	45,171

Custodian fees	34,595	118,510	98,634

Reports to shareholders	14,980	188,157	60,197

Trustee fees and expenses	12,494	104,036	11,237

Transfer agent fees	5,973	47,764	21,583

Interest expense	–	691	18,966

Miscellaneous	7,440	54,183	10,293

Total expenses before offsets	1,655,041	13,669,524	1,766,561

Expense reimbursements	(85,221)	–	(89,606)

Expense reductions	(23,162)	(77,850)	–

Net expenses	1,546,658	13,591,674	1,676,955

Net investment income (loss)	(538,583)	(3,520,238)	2,020,057

Net Realized and Unrealized Gain:

Net realized gain on investments	26,055,722 [1]	163,628,139	23,186,116

Net realized loss on foreign currency transactions	–	–	(250,242)

Net change in unrealized appreciation/depreciation on investments	(3,758,410)	(23,589,003)	(19,600,222)

Net change in unrealized appreciation/depreciation on foreign currency translations	–	–	51,560

Net realized and unrealized gain	22,297,312	140,039,136	3,387,212

Net increase in net assets resulting from operations	$21,758,729	$136,518,898	$5,407,269

1 Includes realized gains of $11,845,413 related to redemptions in-kind. See note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG TimesSquare Small Cap Growth Fund		AMG TimesSquare Mid Cap Growth Fund		AMG TimesSquare International Small Cap Fund

	2024	2023	2024	2023	2024	2023

Increase in Net Assets Resulting From Operations:

Net investment income (loss)	$(538,583)	$(695,613)	$(3,520,238)	$(3,238,837)	$2,020,057	$3,898,825

Net realized gain (loss) on investments	26,055,722	14,608,737	163,628,139	86,220,127	22,935,874	(900,745)

Net change in unrealized appreciation/depreciation on investments	(3,758,410)	15,619,003	(23,589,003)	185,202,792	(19,548,662)	25,298,283

Net increase in net assets resulting from operations	21,758,729	29,532,127	136,518,898	268,184,082	5,407,269	28,296,363

Distributions to Shareholders:

Class N	(1,162,704)	–	(29,843,559)	(17,077,801)	(208,214)	(155,058)

Class I	(675,141)	–	(34,579,261)	(15,567,072)	(2,024,097)	(1,731,160)

Class Z	(6,572,397)	–	(41,300,749)	(18,481,755)	(1,208,701)	(1,880,383)

Total distributions to shareholders	(8,410,242)	–	(105,723,569)	(51,126,628)	(3,441,012)	(3,766,601)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(59,506,211)	(92,828,128)	37,957,598	(44,126,377)	(80,805,346)	(272,230,172)

Total increase (decrease) in net assets	(46,157,724)	(63,296,001)	68,752,927	172,931,077	(78,839,089)	(247,700,410)

Net Assets:

Beginning of year	165,352,567	228,648,568	1,295,266,987	1,122,335,910	190,479,997	438,180,407

End of year	$119,194,843	$165,352,567	$1,364,019,914	$1,295,266,987	$111,640,908	$190,479,997

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

14

AMG TimesSquare Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$11.28	$9.69	$14.09	$16.45	$13.96

Income (loss) from Investment Operations:

Net investment loss[1,2]	(0.06)	(0.06)	(0.09)	(0.17)	(0.11)[3]

Net realized and unrealized gain (loss) on investments	1.83	1.65	(3.62)	1.18	4.92

Total income (loss) from investment operations	1.77	1.59	(3.71)	1.01	4.81

Less Distributions to Shareholders from:

Net realized gain on investments	(0.97)	–	(0.69)	(3.37)	(2.32)

Net Asset Value, End of Year	$12.08	$11.28	$9.69	$14.09	$16.45

Total Return[2,4]	15.30%	16.41%	(26.41)%	6.72%	34.96%

Ratio of net expenses to average net assets[5]	1.17%	1.17%	1.17%	1.17%[6]	1.16%

Ratio of gross expenses to average net assets[7]	1.23%	1.23%	1.20%	1.19%[6]	1.20%

Ratio of net investment loss to average net assets[2]	(0.52)%	(0.53)%	(0.79)%	(0.97)%	(0.79)%

Portfolio turnover	74%	63%	50%	65%	71%

Net assets end of year (000’s) omitted	$15,285	$12,717	$38,225	$86,941	$112,740

The accompanying notes are an integral part of these financial statements.

15

AMG TimesSquare Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$12.06	$10.34	$14.96	$17.25	$14.53

Income (loss) from Investment Operations:

Net investment loss[1,2]	(0.05)	(0.05)	(0.08)	(0.15)	(0.10)[3]

Net realized and unrealized gain (loss) on investments	1.95	1.77	(3.85)	1.23	5.14

Total income (loss) from investment operations	1.90	1.72	(3.93)	1.08	5.04

Less Distributions to Shareholders from:

Net realized gain on investments	(0.97)	–	(0.69)	(3.37)	(2.32)

Net Asset Value, End of Year	$12.99	$12.06	$10.34	$14.96	$17.25

Total Return[2,4]	15.48%	16.64%	(26.34)%	6.81%	35.19%

Ratio of net expenses to average net assets[5]	1.03%	1.05%	1.05%	1.05%[6]	1.03%

Ratio of gross expenses to average net assets[7]	1.09%	1.11%	1.08%	1.07%[6]	1.07%

Ratio of net investment loss to average net assets[2]	(0.38)%	(0.41)%	(0.67)%	(0.85)%	(0.66)%

Portfolio turnover	74%	63%	50%	65%	71%

Net assets end of year (000’s) omitted	$9,645	$9,564	$9,185	$12,380	$12,062

The accompanying notes are an integral part of these financial statements.

16

AMG TimesSquare Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$12.14	$10.40	$15.03	$17.30	$14.55

Income (loss) from Investment Operations:

Net investment loss[1,2]	(0.04)	(0.04)	(0.07)	(0.14)	(0.09)[3]

Net realized and unrealized gain (loss) on investments	1.96	1.78	(3.87)	1.24	5.16

Total income (loss) from investment operations	1.92	1.74	(3.94)	1.10	5.07

Less Distributions to Shareholders from:

Net realized gain on investments	(0.97)	–	(0.69)	(3.37)	(2.32)

Net Asset Value, End of Year	$13.09	$12.14	$10.40	$15.03	$17.30

Total Return[2,4]	15.53%	16.73%	(26.29)%	6.91%	35.35%

Ratio of net expenses to average net assets[5]	0.97%	0.97%	0.97%	0.97%[6]	0.96%

Ratio of gross expenses to average net assets[7]	1.03%	1.03%	1.00%	0.99%[6]	1.00%

Ratio of net investment loss to average net assets[2]	(0.32)%	(0.33)%	(0.59)%	(0.77)%	(0.59)%

Portfolio turnover	74%	63%	50%	65%	71%

Net assets end of year (000’s) omitted	$94,265	$143,072	$181,238	$312,604	$320,535

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment loss would have been lower had certain expenses not been offset.

[3]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.12), $(0.10) and $(0.09) for Class N, Class I and Class Z, respectively.

[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[5]	Includes reduction from broker recapture amounting to 0.01%, 0.02%, 0.02%, 0.02% and 0.03% for the fiscal years ended December 31, 2024, 2023, 2022, 2021 and 2020, respectively.

[6]	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to 0.01%.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

17

AMG TimesSquare Mid Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$15.41	$12.88	$17.24	$19.66	$17.69

Income (loss) from Investment Operations:

Net investment loss[1,2]	(0.06)	(0.06)	(0.06)	(0.10)[3]	(0.09)[4]

Net realized and unrealized gain (loss) on investments	1.76	3.25	(3.79)	3.11	5.84

Total income (loss) from investment operations	1.70	3.19	(3.85)	3.01	5.75

Less Distributions to Shareholders from:

Net realized gain on investments	(1.38)	(0.66)	(0.51)	(5.43)	(3.78)

Net Asset Value, End of Year	$15.73	$15.41	$12.88	$17.24	$19.66

Total Return[2,5]	10.57%	24.82%	(22.39)%	15.92%	33.03%

Ratio of net expenses to average net assets[6]	1.11%[7]	1.18%	1.17%	1.17%	1.17%

Ratio of gross expenses to average net assets[8]	1.12%	1.19%	1.18%	1.18%	1.18%

Ratio of net investment loss to average net assets[2]	(0.38)%	(0.39)%	(0.45)%	(0.46)%	(0.48)%

Portfolio turnover	48%	39%	44%	53%	74%

Net assets end of year (000’s) omitted	$362,298	$411,238	$368,938	$535,289	$613,501

The accompanying notes are an integral part of these financial statements.

18

AMG TimesSquare Mid Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$16.50	$13.73	$18.31	$20.58	$18.35

Income (loss) from Investment Operations:

Net investment loss[1,2]	(0.04)	(0.04)	(0.04)	(0.07)[3]	(0.07)[4]

Net realized and unrealized gain (loss) on investments	1.88	3.47	(4.03)	3.25	6.08

Total income (loss) from investment operations	1.84	3.43	(4.07)	3.18	6.01

Less Distributions to Shareholders from:

Net investment income	–	–	–	(0.02)	–

Net realized gain on investments	(1.38)	(0.66)	(0.51)	(5.43)	(3.78)

Total distributions to shareholders	(1.38)	(0.66)	(0.51)	(5.45)	(3.78)

Net Asset Value, End of Year	$16.96	$16.50	$13.73	$18.31	$20.58

Total Return[2,5]	10.72%	24.94%	(22.23)%	16.04%	33.27%

Ratio of net expenses to average net assets[6]	0.96%[7]	1.03%	1.02%	1.02%	1.04%

Ratio of gross expenses to average net assets[8]	0.97%	1.04%	1.03%	1.03%	1.05%

Ratio of net investment loss to average net assets[2]	(0.23)%	(0.24)%	(0.30)%	(0.31)%	(0.35)%

Portfolio turnover	48%	39%	44%	53%	74%

Net assets end of year (000’s) omitted	$452,566	$401,601	$339,100	$431,797	$526,800

The accompanying notes are an integral part of these financial statements.

19

AMG TimesSquare Mid Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$16.60	$13.81	$18.39	$20.65	$18.39

Income (loss) from Investment Operations:

Net investment loss[1,2]	(0.03)	(0.03)	(0.04)	(0.06)[3]	(0.05)[4]

Net realized and unrealized gain (loss) on investments	1.89	3.48	(4.03)	3.27	6.09

Total income (loss) from investment operations	1.86	3.45	(4.07)	3.21	6.04

Less Distributions to Shareholders from:

Net investment income	–	–	–	(0.04)	–

Net realized gain on investments	(1.38)	(0.66)	(0.51)	(5.43)	(3.78)

Total distributions to shareholders	(1.38)	(0.66)	(0.51)	(5.47)	(3.78)

Net Asset Value, End of Year	$17.08	$16.60	$13.81	$18.39	$20.65

Total Return[2,5]	10.78%	25.03%	(22.18)%	16.10%	33.36%

Ratio of net expenses to average net assets[6]	0.91%[7]	0.98%	0.97%	0.97%	0.97%

Ratio of gross expenses to average net assets[8]	0.92%	0.99%	0.98%	0.98%	0.98%

Ratio of net investment loss to average net assets[2]	(0.18)%	(0.19)%	(0.25)%	(0.26)%	(0.28)%

Portfolio turnover	48%	39%	44%	53%	74%

Net assets end of year (000’s) omitted	$549,156	$482,428	$414,298	$810,210	$896,929

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment loss would have been lower had certain expenses not been offset.

[3]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.16), $(0.13) and $(0.12) for Class N, Class I and Class Z, respectively.

[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.11), $(0.08) and $(0.07) for Class N, Class I and Class Z, respectively.

[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[6]	Includes reduction from broker recapture amounting to 0.01% for each fiscal year ended December 31, 2024, 2023, 2022, 2021 and 2020.

[7]	Includes interest expense of less than 0.01% related to participation in the interfund lending program.

[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

20

AMG TimesSquare International Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$14.27	$13.21	$18.49	$18.44	$16.24

Income (loss) from Investment Operations:

Net investment income[1,2]	0.17	0.14	0.19 [3]	0.09	0.02

Net realized and unrealized gain (loss) on investments	0.05	1.16	(5.36)	0.14	2.18

Total income (loss) from investment operations	0.22	1.30	(5.17)	0.23	2.20

Less Distributions to Shareholders from:

Net investment income	(0.40)	(0.24)	(0.11)	(0.18)	–

Net Asset Value, End of Year	$14.09	$14.27	$13.21	$18.49	$18.44

Total Return[2,4]	1.45%	9.92%	(27.97)%	1.25%	13.55%

Ratio of net expenses to average net assets	1.31%[5]	1.27%[5]	1.25%	1.22%	1.23%

Ratio of gross expenses to average net assets[6]	1.37%	1.27%	1.25%	1.22%	1.23%

Ratio of net investment income to average net assets[2]	1.13%	1.04%	1.33%	0.47%	0.17%

Portfolio turnover	71%	69%	71%	73%	57%

Net assets end of year (000’s) omitted	$7,428	$9,101	$10,977	$21,202	$45,389

The accompanying notes are an integral part of these financial statements.

21

AMG TimesSquare International Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$14.30	$13.23	$18.52	$18.49	$16.26

Income (loss) from Investment Operations:

Net investment income[1,2]	0.20	0.17	0.21 [3]	0.12	0.05

Net realized and unrealized gain (loss) on investments	0.05	1.16	(5.37)	0.13	2.19

Total income (loss) from investment operations	0.25	1.33	(5.16)	0.25	2.24

Less Distributions to Shareholders from:

Net investment income	(0.43)	(0.26)	(0.13)	(0.22)	(0.01)

Net Asset Value, End of Year	$14.12	$14.30	$13.23	$18.52	$18.49

Total Return[2,4]	1.65%	10.11%	(27.84)%	1.36%	13.75%

Ratio of net expenses to average net assets	1.12%[5]	1.11%[5]	1.10%	1.07%	1.08%

Ratio of gross expenses to average net assets[6]	1.18%	1.11%	1.10%	1.07%	1.08%

Ratio of net investment income to average net assets[2]	1.32%	1.20%	1.48%	0.62%	0.32%

Portfolio turnover	71%	69%	71%	73%	57%

Net assets end of year (000’s) omitted	$67,680	$96,333	$260,896	$614,652	$629,502

The accompanying notes are an integral part of these financial statements.

22

AMG TimesSquare International Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$14.29	$13.23	$18.53	$18.50	$16.26

Income (loss) from Investment Operations:

Net investment income[1,2]	0.21	0.18	0.22 [3]	0.14	0.06

Net realized and unrealized gain (loss) on investments	0.04	1.16	(5.37)	0.12	2.20

Total income (loss) from investment operations	0.25	1.34	(5.15)	0.26	2.26

Less Distributions to Shareholders from:

Net investment income	(0.44)	(0.28)	(0.15)	(0.23)	(0.02)

Net Asset Value, End of Year	$14.10	$14.29	$13.23	$18.53	$18.50

Total Return[2,4]	1.65%	10.22%	(27.78)%	1.47%	13.90%

Ratio of net expenses to average net assets	1.06%[5]	1.02%[5]	1.00%	0.97%	0.98%

Ratio of gross expenses to average net assets[6]	1.12%	1.02%	1.00%	0.97%	0.98%

Ratio of net investment income to average net assets[2]	1.38%	1.29%	1.58%	0.72%	0.42%

Portfolio turnover	71%	69%	71%	73%	57%

Net assets end of year (000’s) omitted	$36,533	$85,045	$166,307	$396,236	$397,976

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.15, $0.17 and $0.18 for Class N, Class I and Class Z, respectively.

[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[5]	Includes interest expense of 0.01% and 0.02% for the fiscal years ended December 31, 2024 and 2023, respectively, related to participation in the interfund lending program.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

23

Notes to Financial Statements December 31, 2024

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG TimesSquare Small Cap Growth Fund (“Small Cap”), AMG TimesSquare Mid Cap Growth Fund (“Mid Cap”) and AMG TimesSquare International Small Cap Fund (“International Small Cap”), each a “Fund” and collectively, the “Funds”.

Each Fund offers Class N, Class I and Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price. Equity securities held by the Funds that are traded in the over-the-counter market (other than NMS securities) are valued at the bid price. Foreign equity securities (securities principally traded in markets other than U.S. markets) held by the Funds are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services. Pursuant to Rule 2a-5 under the 1940 Act, the Funds’ Board of Trustees (the “Board”) designated AMG Funds LLC (the “Investment Manager”) as the Funds’ Valuation Designee to perform the

Funds’ fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by the Investment Manager and under the general supervision of the Board. The Funds may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Funds’ valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Investment Manager seeks to determine the price that the Funds might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with quarterly reports, as of the most recent quarter end, summarizing all fair value activity, material fair value matters that occurred during the quarter, and all outstanding securities fair valued by the Funds. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Funds’ investments.

With respect to foreign equity securities and certain foreign fixed income securities, securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

24

Notes to Financial Statements (continued)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from the issuer, distributions received from a real estate investment trust (REIT) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively, the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Small Cap and Mid Cap had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the fiscal year ended December 31, 2024, the impact on the expenses and expense ratios, if any, was as follows: Small Cap - $23,162 or 0.01% and Mid Cap - $77,850 or 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax law, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to tax equalization utilized for Small Cap and Mid Cap. Permanent differences for Small Cap are due to a redemption in-kind. In addition, permanent differences for Mid Cap are due to net operating losses. There were no permanent differences for International Small Cap. Temporary differences are primarily due to mark-to-market on passive foreign investment companies for Small Cap and International Small Cap. In addition, each Fund had temporary differences due to wash sale loss deferrals.

The tax character of distributions paid during the fiscal years ended December 31, 2024 and December 31, 2023 was as follows:

	Small Cap		Mid Cap		International Small Cap

Distributions paid from:	2024	2023	2024	2023	2024	2023

Ordinary income	$777,926	–	–	–	$3,441,012	$3,766,601

Long-term capital gains	7,632,316	–	$105,723,569	$51,126,628	–	–

	$8,410,242	–	$105,723,569	$51,126,628	$3,441,012	$3,766,601

As of December 31, 2024, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap	Mid Cap	International Small Cap

Capital loss carryforward	–	–	$196,837,976

Undistributed ordinary income	–	–	118,870

Undistributed long-term capital gains	–	$55,894,993	–

25

Notes to Financial Statements (continued)

At December 31, 2024, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Appreciation

Small Cap	$102,489,476	$26,405,344	$(6,724,917)	$19,680,427

Mid Cap	969,993,239	427,619,146	(21,627,449)	405,991,697

International Small Cap	107,174,713	15,651,379	(8,207,182)	7,444,197

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. The Investment Manager has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2024, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Investment Manager is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefit/detriment will change materially in the next twelve months.

Furthermore, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2024, the following Fund had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

Fund	Short-Term	Long-Term	Total

International Small Cap	$149,868,837	$46,969,139	$196,837,976

As of December 31, 2024, Small Cap and Mid Cap had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended December 31, 2025, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

For the fiscal year ended December 31, 2024, the following Fund utilized capital loss carryovers in the amount of:

Fund	Total

International Small Cap	$20,991,737

g. CAPITAL STOCK

The Trust’s Amended and Restated Agreement and Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. For the fiscal year ended December 31, 2024, Small Cap transferred securities and cash to certain shareholders in connection with redemption in-kind transactions in the amount of $34,467,957. For the purposes of U.S. GAAP, the transactions were treated as sales of securities and the resulting gain or loss was recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized.

For the fiscal years ended December 31, 2024 and December 31, 2023, the capital stock transactions by class for the Funds were as follows:

		Small Cap				Mid Cap
	December 31, 2024		December 31, 2023		December 31, 2024		December 31, 2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Shares sold	241,369	$2,825,853	149,591	$1,544,535	1,341,057	$21,866,294	1,274,860	$18,102,672

Shares issued in reinvestment of distributions	92,627	1,162,472	–	–	1,797,200	29,815,553	1,117,758	17,056,989

Shares redeemed	(195,399)	(2,337,410)	(2,966,125)	(30,368,078)	(6,789,004)	(112,406,645)	(4,347,913)	(61,635,017)

Net increase (decrease)	138,597	$1,650,915	(2,816,534)	$(28,823,543)	(3,650,747)	$(60,724,798)	(1,955,295)	$(26,475,356)

Class I:
Shares sold	60,366	$796,716	134,221	$1,459,754	5,148,231	$90,866,781	3,605,178	$54,683,241
Shares issued in reinvestment of distributions	50,048	675,141	–	–	1,869,218	33,440,315	929,609	15,189,815
Shares redeemed	(161,036)	(2,021,363)	(228,887)	(2,631,354)	(4,672,713)	(82,737,646)	(4,886,026)	(74,099,111)

Net increase (decrease)	(50,622)	$(549,506)	(94,666)	$(1,171,600)	2,344,736	$41,569,450	(351,239)	$(4,226,055)

26

Notes to Financial Statements (continued)

		Small Cap				Mid Cap
	December 31, 2024		December 31, 2023		December 31, 2024		December 31, 2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class Z:

Shares sold	731,157	$9,534,917	1,503,089	$16,617,655	6,396,669	$116,111,903	4,876,000	$73,516,898

Shares issued in reinvestment of distributions	482,119	6,561,643	–	–	2,202,025	39,658,473	1,056,143	17,362,982

Shares redeemed	(5,798,481)	(76,704,180)[1]	(7,141,397)	(79,450,640)	(5,507,425)	(98,657,430)	(6,876,645)	(104,304,846)

Net increase (decrease)	(4,585,205)	$(60,607,620)	(5,638,308)	$(62,832,985)	3,091,269	$57,112,946	(944,502)	$(13,424,966)

[1]	Includes redemption in-kind in the amount of $34,467,957.

		International Small Cap
	December 31, 2024		December 31, 2023

	Shares	Amount	Shares	Amount

Class N:

Shares sold	23,255	$346,984	71,119	$988,188

Shares issued in reinvestment of distributions	14,399	208,214	11,212	155,058

Shares redeemed	(148,297)	(2,188,013)	(275,623)	(3,836,992)

Net decrease	(110,643)	$(1,632,815)	(193,292)	$(2,693,746)

Class I:

Shares sold	472,966	$7,034,604	859,552	$12,026,291

Shares issued in reinvestment of distributions	136,367	1,975,959	122,056	1,691,697

Shares redeemed	(2,552,720)	(38,540,469)	(13,966,035)	(196,364,888)

Net decrease	(1,943,387)	$(29,529,906)	(12,984,427)	$(182,646,900)

Class Z:

Shares sold	378,578	$5,587,460	2,367,890	$33,277,315

Shares issued in reinvestment of distributions	83,474	1,208,695	135,712	1,879,620

Shares redeemed	(3,823,666)	(56,438,780)	(9,121,849)	(122,046,461)

Net decrease	(3,361,614)	$(49,642,625)	(6,618,247)	$(86,889,526)

At December 31, 2024, certain shareholders of record individually or collectively held greater than 5% of the net assets of the Funds as follows: Small Cap - one owns 6%. Transactions by this shareholder may have a material impact on Small Cap.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party and bilateral repurchase agreements for temporary cash management purposes and for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Securities Lending Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in their share of the underlying collateral under such joint repurchase agreements and in their share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Securities Lending Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2024, the market value of Repurchase Agreements outstanding for Small Cap, Mid Cap and International Small Cap was $2,822,322, $12,242,954 and $3,237,517, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. Dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. Dollars are translated into U.S. Dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are

27

Notes to Financial Statements (continued)

converted into U.S. Dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. wealth platform of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects and recommends, subject to the approval of the Board and, in certain circumstances, shareholders, the subadviser for the Funds and monitors the subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by TimesSquare Capital Management, LLC (“TimesSquare”) who serves as subadviser pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in TimesSquare.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2024, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

Small Cap	0.78%[1]

Mid Cap	0.72%[2]

International Small Cap	0.75%

[1]	The Board approved a reduction in the management fee rate from 0.79% to 0.76%, effective July 1, 2024.

[2]	The Board approved a reduction in the management fee rate from 0.79% to 0.66%, effective July 1, 2024.

The fee paid to TimesSquare for its services as subadviser is paid out of the fee the Investment Manager receives from each Fund and does not increase the expenses of each Fund.

The Investment Manager has contractually agreed, through at least May 1, 2026 for Small Cap and through at least May 1, 2025, for Mid Cap and International Small Cap, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Small Cap, Mid Cap and International Small Cap to the annual rate of 0.96%, 1.13% and 1.05%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances. The Board approved a reduction in Small Cap’s expense cap from 0.99% to 0.96%, effective July 1, 2024.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

For the fiscal year ended December 31, 2024, the Investment Manager’s expense reimbursements, and repayments of prior reimbursements by the Funds to the Investment Manager, if any, are as follows:

	Expense Reimbursements	Repayment of Prior Reimbursements

Small Cap	$85,221	–

Mid Cap	–	–

International Small Cap	89,606	–

At December 31, 2024, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	Small Cap	International Small Cap

Less than 1 year	$39,090	–

1-2 years	76,751	–

2-3 years	85,221	$89,606

Total	$201,062	$89,606

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally, the Distributor bears all or a portion of the expenses of providing services pursuant to the

28

Notes to Financial Statements (continued)

distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For each of the Class N and Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2024, was as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

Small Cap

Class N	0.20%	0.20%

Class I	0.10%	0.06%

Mid Cap

Class N	0.20%	0.20%

Class I	0.05%	0.05%

International Small Cap

Class N	0.25%	0.25%

Class I	0.10%	0.06%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At December 31, 2024, the Funds had no interfund loans outstanding.

The following Funds utilized the interfund lending program during the fiscal year ended December 31, 2024 as follows:

Fund	Average Lent	Number of Days	Interest Earned	Average Interest Rate

Small Cap	$3,086,165	7	$3,644	6.157%

Mid Cap	3,564,369	3	1,771	6.044%

International Small Cap	1,075,793	8	1,426	6.046%

Fund	Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

Mid Cap	$4,578,737	1	$691	5.510%

International Small Cap	8,714,436	13	18,966	6.111%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and

U.S. Government Obligations) for the fiscal year ended December 31, 2024, were as follows:

	Long Term Securities

Fund	Purchases	Sales

Small Cap	$111,864,336	$150,911,602

Mid Cap	635,361,422	700,217,403

International Small Cap	102,533,219	182,330,112

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2024.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Securities Lending Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Securities Lending Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Securities Lending Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

29

Notes to Financial Statements (continued)

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2024, was as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

Small Cap	$15,626,785	$2,822,322	$13,244,230	$16,066,552

Mid Cap	80,958,167	12,242,954	72,336,841	84,579,795

International Small Cap	6,917,825	3,237,517	4,089,261	7,326,778

The following table summarizes the securities received as collateral for securities lending at December 31, 2024:

Fund	Collateral Type	Coupon Range	Maturity Date Range

Small Cap	U.S. Treasury Obligations	0.000%-4.875%	01/15/25-02/15/52

Mid Cap	U.S. Treasury Obligations	0.000%-4.875%	01/15/25-08/15/53

International Small Cap	U.S. Treasury Obligations	0.000%-4.875%	01/21/25-08/15/54

5. SEGMENT REPORTING

Each Fund operates through a single operating and reporting segment to achieve its investment objective as reflected in each Fund’s prospectus. The Chief Operating Decision Makers (“CODM”) are the Funds’ president and chief financial officer. The CODM assesses the performance and makes operating decisions for each Fund primarily based on each Fund’s change in net assets resulting from operations. In addition to other factors and metrics, the CODM utilizes each Fund’s net assets, total return, and ratios of net and gross expenses to average net assets as key metrics in reviewing the performance of each Fund. As each Fund’s operations comprise a single reporting segment, the segment assets are reflected on the accompanying Statement of Assets and Liabilities as “Total assets” and the significant segment expenses are listed on the Statement of Operations.

6. FUND RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject the Funds to various risks. Below is a summary of some, but not all, of those risks. Each risk described below does not necessarily apply to each Fund. Please refer to each Fund’s prospectus for a description of the principal risks associated with investing in a particular Fund. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; or (iii) currency and price fluctuations.

Market Risk: Market prices of investments held by the Funds may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

Management Risk: Because the Funds are actively managed investment portfolios, security selection or focus on securities in a particular style, market sector or group of companies may cause the Funds to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that TimesSquare’s investment techniques and risk analysis will produce the desired result.

Small- and Mid- Capitalization Stock Risk: The stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Growth Stock Risk: The prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.

Liquidity Risk: The Funds may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Funds may have to sell them at a loss.

Sector Risk: Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Funds have substantial holdings within a particular sector, the risks associated with that sector increase.

Foreign Investment Risk: Investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.

Emerging Markets Risk: Investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.

Currency Risk: Fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Funds to the risk that those currencies will decline in value relative to the U.S. dollar. The values of foreign currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments.

Geographic Focus Risk: To the extent a Fund focuses its investments in a particular country, group of countries or geographic region, the Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting such countries or region, and the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund and may result in losses.

Risks Associated with Investment in Japan: Certain Funds are highly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, and, therefore, is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. The Japanese economy, at times, has been impacted by government regulation, intervention, and protectionism; cross-ownership among major corporations; an aging demographic; and a declining population. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy.

30

Notes to Financial Statements (continued)

Political Risk: Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.

7. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

8. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the Securities Lending Program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2024:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Small Cap

Daiwa Capital Markets America	$822,322	–	$822,322	$822,322	–

Marex Capital Markets, Inc.	1,000,000	–	1,000,000	1,000,000	–

State of Wisconsin Investment Board	1,000,000	–	1,000,000	1,000,000	–

Total	$2,822,322	–	$2,822,322	$2,822,322	–

Mid Cap

Bethesda Securities LLC	$3,029,877	–	$3,029,877	$3,029,877	–

Cantor Fitzgerald Securities, Inc.	3,030,041	–	3,030,041	3,030,041	–

Daiwa Capital Markets America	122,954	–	122,954	122,954	–

Marex Capital Markets, Inc.	3,030,041	–	3,030,041	3,030,041	–

State of Wisconsin Investment Board	3,030,041	–	3,030,041	3,030,041	–

Total	$12,242,954	–	$12,242,954	$12,242,954	–

International Small Cap

Cantor Fitzgerald Securities, Inc.	$1,000,000	–	$1,000,000	$1,000,000	–

Daiwa Capital Markets America	237,517	–	237,517	237,517	–

Marex Capital Markets, Inc.	1,000,000	–	1,000,000	1,000,000	–

State of Wisconsin Investment Board	1,000,000	–	1,000,000	1,000,000	–

Total	$3,237,517	–	$3,237,517	$3,237,517	–

31

Notes to Financial Statements (continued)

9. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AMG Funds and Shareholders of AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund and AMG TimesSquare International Small Cap Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund and AMG TimesSquare International Small Cap Fund (three of the funds constituting AMG Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2024, the related statements of operations for the year ended December 31, 2024, the statements of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2024 and each of the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
February 27, 2025

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

33

Other Information (unaudited)

TAX INFORMATION

AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund and AMG TimesSquare International Small Cap Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2024 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, the following Funds elect to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, each Fund hereby makes the following designations regarding its taxable period ended December 31, 2024:

AMG TimesSquare International Small Cap Fund

▶The total amount of taxes paid and income sourced from foreign countries was $234,556 and $3,551,312, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund and AMG TimesSquare International Small Cap Fund each hereby designates $11,589,004, $116,415,581 and $0, respectively, as a capital gain distribution with respect to the taxable period ended December 31, 2024, or, if subsequently determined to be different, the net capital gains of such period.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

During the fiscal year ended December 31, 2024, there were no changes in and/or disagreements with accountants.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

The remuneration paid to the Trustees during the fiscal year ended December 31, 2024, is reflected as “Trustee fees and expenses” on the Statement of Operations and is set forth in the table below. There was no remuneration paid to any Fund officer or to any affiliated person of any Fund Trustee or officer during the fiscal year ended December 31, 2024.

Trustee fees and expenses

AMG TimesSquare Small Cap Growth Fund	$12,494

AMG TimesSquare Mid Cap Growth Fund	104,036

AMG TimesSquare International Small Cap Fund	11,237

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

Not applicable.

34

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

TimesSquare Capital Management, LLC

75 Rockefeller Plaza

30th Floor

New York, NY 10019

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

240 Greenwich Street

New York, NY 10286

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

AMG Funds

Attn: 534426 AIM 154-0520

500 Ross Street

Pittsburgh, PA 15262

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at wealth.amg.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Funds’ proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Funds’ website at wealth.amg.com. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semi-annual report or annual report, please visit wealth.amg.com.

wealth.amg.com

EQUITY FUNDS

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap Core

AMG GW&K Small/Mid Cap Growth

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

ALTERNATIVE FUNDS

AMG Systematica Managed Futures Strategy

Systematica Investments Limited, acting as general partner of Systematica Investments LP

wealth.amg.com	123124 AR012

ANNUAL FINANCIAL STATEMENTS

AMG Funds December 31, 2024

AMG Yacktman Fund
Class I: YACKX

AMG Yacktman Focused Fund
Class N: YAFFX | Class I: YAFIX

AMG Yacktman Global Fund
Class N: YFSNX | Class I: YFSIX

AMG Yacktman Special Opportunities Fund
Class I: YASSX | Class Z: YASLX

wealth.amg.com	123124 AR071

AMG Funds Annual Financial Statements — December 31, 2024

TABLE OF CONTENTS	PAGE

FINANCIAL STATEMENTS

Schedules of Portfolio Investments

AMG Yacktman Fund	2

AMG Yacktman Focused Fund	5

AMG Yacktman Global Fund	9

AMG Yacktman Special Opportunities Fund	12

Statement of Assets and Liabilities	14

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	16

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	17

Detail of changes in assets for the past two fiscal years

Financial Highlights	19

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	26

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	36

OTHER INFORMATION	37

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

AMG Yacktman Fund Schedule of Portfolio Investments December 31, 2024

	Shares	Value

Common Stocks - 84.1%

Communication Services - 18.4%

Alphabet, Inc., Class C	950,000	$180,918,000

Bolloré SE (France)	95,500,000	587,233,292

Comcast Corp., Class A	1,100,000	41,283,000

Fox Corp., Class A1	2,300,000	111,734,000

Fox Corp., Class B	3,100,000	141,794,000

News Corp., Class A	5,500,000	151,470,000

The Walt Disney Co.	900,000	100,215,000

Warner Bros Discovery, Inc.*	4,400,000	46,508,000

Total Communication Services		1,361,155,292

Consumer Discretionary - 3.2%

eBay, Inc.	1,250,000	77,437,500

Hyundai Mobis Co., Ltd. (South Korea)	1,000,000	159,036,711

Total Consumer Discretionary		236,474,211

Consumer Staples - 15.8%

Associated British Foods PLC (United Kingdom)	4,000,000	102,033,576

The Coca-Cola Co.	1,300,000	80,938,000

Colgate-Palmolive Co.	700,000	63,637,000

Darling Ingredients, Inc.*	1,005,000	33,858,450

Ingredion, Inc.	950,000	130,682,000

Kenvue, Inc.	5,000,000	106,750,000

KT&G Corp. (South Korea)	1,452,810	105,122,723

PepsiCo, Inc.	1,200,000	182,472,000

The Procter & Gamble Co.	1,250,000	209,562,500

Sysco Corp.	920,000	70,343,200

Tyson Foods, Inc., Class A	1,400,000	80,416,000

Total Consumer Staples		1,165,815,449

Energy - 12.2%

Canadian Natural Resources, Ltd. (Canada)	16,400,000	506,268,000

ConocoPhillips	1,090,000	108,095,300

Diamondback Energy, Inc.	920,000	150,723,600

EOG Resources, Inc.	1,125,000	137,902,500

Total Energy		902,989,400

Financials - 8.8%

The Bank of New York Mellon Corp.	850,000	65,305,500

Berkshire Hathaway, Inc., Class B*	280,000	126,918,400

The Charles Schwab Corp.	2,800,000	207,228,000

The Goldman Sachs Group, Inc.	90,000	51,535,800

State Street Corp.	1,500,000	147,225,000

Wells Fargo & Co.	800,000	56,192,000

Total Financials		654,404,700

	Shares	Value

Health Care - 3.4%

Elevance Health, Inc.	290,000	$106,981,000

Embecta Corp.	1,600,000	33,040,000

Johnson & Johnson	767,682	111,022,171

Total Health Care		251,043,171

Industrials - 10.0%

Armstrong World Industries, Inc.	700,000	98,931,000

Brenntag SE (Germany)	1,850,000	111,256,550

GrafTech International, Ltd.*	7,000,000	12,110,000

L3Harris Technologies, Inc.	350,000	73,598,000

Lockheed Martin Corp.	160,000	77,750,400

Northrop Grumman Corp.	170,000	79,779,300

Samsung C&T Corp. (South Korea)	1,000,000	77,269,169

U-Haul Holding Co.*,1	330,000	22,799,700

U-Haul Holding Co., Non-Voting Shares	2,950,000	188,947,500

Total Industrials		742,441,619

Information Technology - 8.3%

Cisco Systems, Inc.	700,000	41,440,000

Cognizant Technology Solutions Corp., Class A	2,400,000	184,560,000

Corning, Inc.	800,000	38,016,000

Microsoft Corp.	690,000	290,835,000

Samsung Electronics Co., Ltd. (South Korea)	1,600,000	57,098,900

Total Information Technology		611,949,900

Materials - 2.9%

Olin Corp.	2,205,000	74,529,000

Reliance, Inc.	520,000	140,015,200

Total Materials		214,544,200

Utilities - 1.1%

Talen Energy Corp.*	400,000	80,588,000

Total Common Stocks
(Cost $3,905,556,479)		6,221,405,942

	Principal Amount

Corporate Bonds and Notes - 0.0%#

Industrials - 0.0%#

GrafTech Finance, Inc. 4.625%, 12/23/29[2] (Cost $616,712) $800,000		644,400

	Shares

Preferred Stocks - 6.0%

Consumer Discretionary - 1.3%

Hyundai Motor Co., 9.020% (South Korea)	400,000	41,974,971

Hyundai Motor Co., 9.360% (South Korea)	523,882	53,767,433

Total Consumer Discretionary		95,742,404

The accompanying notes are an integral part of these financial statements.

AMG Yacktman Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 4.7%

Samsung Electronics Co., Ltd., 2.480% (South Korea)	11,800,000	$350,483,325

Total Preferred Stocks
(Cost $329,053,931)		446,225,729

	Principal Amount

Short-Term Investments - 10.0%

Joint Repurchase Agreements - 0.1%[3]

Bethesda Securities LLC, dated 12/31/24, due 01/02/25, 4.600% total to be received $2,272,940 (collateralized by various U.S. Government Agency Obligations, 2.500% - 7.311%, 10/01/27 - 11/01/54, totaling $2,317,806)	$2,272,359	2,272,359

Cantor Fitzgerald Securities, Inc., dated 12/31/24, due 01/02/25, 4.600% total to be received $2,274,128 (collateralized by various U.S. Government Agency Obligations, 2.000% -7.000%, 10/01/29 - 02/01/57, totaling $2,319,018)	2,273,547	2,273,547

Daiwa Capital Markets America, dated 12/31/24, due 01/02/25, 4.470% total to be received $93,364 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 03/27/25 -01/01/55, totaling $95,208)	93,341	93,341

Marex Capital Markets, Inc., dated 12/31/24, due 01/02/25, 4.630% total to be received $2,274,132 (collateralized by various U.S. Government Agency Obligations, 2.500% - 6.500%, 11/01/51 - 12/01/54, totaling $2,319,018)	2,273,547	2,273,547

*	Non-income producing security.

#	Less than 0.05%.

[1]

Some of these securities, amounting to $108,226,393 or 1.5% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the value of this security amounted to $644,400 or less than 0.05% of net assets.

	Principal Amount	Value

State of Wisconsin Investment Board, dated 12/31/24, due 01/02/25, 4.740% total to be received $2,274,146 (collateralized by various U.S. Treasuries, 0.125% - 3.625%, 01/15/26 -02/15/53, totaling $2,312,942)	$2,273,547	$2,273,547

Total Joint Repurchase Agreements		9,186,341

U.S. Government Obligations - 4.4%

U.S. Treasury Bills, 3.935%, 10/02/25[4]	82,000,000	79,494,146

U.S. Treasury Bills, 4.723%, 01/23/25[4]	84,000,000	83,792,004

U.S. Treasury Bills, 5.013%, 03/20/25[4]	85,000,000	84,240,687

U.S. Treasury Bills, 5.024%, 06/12/25[4]	83,000,000	81,463,878

Total U.S. Government Obligations		328,990,715

Repurchase Agreements - 2.7%

Fixed Income Clearing Corp., dated 12/31/24 due 01/02/25, 4.100% total to be received $200,058,559 (collateralized by various U.S. Treasuries, 0.375% - 4.125%, 07/15/25 -11/15/44, totaling $204,013,304)	200,013,000	200,013,000

	Shares

Other Investment Companies - 2.8%

JPMorgan U.S. Government Money Market Fund, IM Shares, 4.46%[5]	203,373,088	203,373,088

Total Short-Term Investments
(Cost $741,314,293)		741,563,144

Total Investments - 100.1%
(Cost $4,976,541,415)		7,409,839,215

Other Assets, less Liabilities - (0.1)%		(8,631,910)

Net Assets - 100.0%		$7,401,207,305

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[4]	Represents yield to maturity at December 31, 2024.

[5]	Yield shown represents the December 31, 2024, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

AMG Yacktman Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2024:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Common Stocks

Communication Services	$773,922,000	$587,233,292	–	$1,361,155,292

Consumer Staples	958,659,150	207,156,299	–	1,165,815,449

Energy	902,989,400	–	–	902,989,400

Industrials	553,915,900	188,525,719	–	742,441,619

Financials	654,404,700	–	–	654,404,700

Information Technology	554,851,000	57,098,900	–	611,949,900

Health Care	251,043,171	–	–	251,043,171

Consumer Discretionary	77,437,500	159,036,711	–	236,474,211

Materials	214,544,200	–	–	214,544,200

Utilities	80,588,000	–	–	80,588,000

Corporate Bonds and Notes†	–	644,400	–	644,400

Preferred Stocks†	–	446,225,729	–	446,225,729

Short-Term Investments

Joint Repurchase Agreements	–	9,186,341	–	9,186,341

U.S. Government Obligations	–	328,990,715	–	328,990,715

Repurchase Agreements	–	200,013,000	–	200,013,000

Other Investment Companies	203,373,088	–	–	203,373,088

Total Investments in Securities	$5,225,728,109	$2,184,111,106	–	$7,409,839,215

†

All corporate bonds and notes and preferred stocks held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes and preferred stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2024, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG Yacktman Focused Fund Schedule of Portfolio Investments December 31, 2024

	Shares	Value

Common Stocks - 77.7%

Communication Services - 19.7%

Alphabet, Inc., Class C	330,000	$62,845,200

Bolloré SE (France)	49,700,000	305,607,273

Fox Corp., Class B	2,300,000	105,202,000

News Corp., Class A	1,900,000	52,326,000

The Walt Disney Co.	280,000	31,178,000

Warner Bros Discovery, Inc.*	1,900,000	20,083,000

Total Communication Services		577,241,473

Consumer Discretionary - 4.5%

eBay, Inc.	750,000	46,462,500

Hyundai Home Shopping Network Corp. (South Korea)	439,418	13,487,875

Hyundai Mobis Co., Ltd. (South Korea)	450,000	71,566,520

Total Consumer Discretionary		131,516,895

Consumer Staples - 13.6%

The Coca-Cola Co.	440,000	27,394,400

Ingredion, Inc.	380,000	52,272,800

Kenvue, Inc.	1,900,000	40,565,000

KT&G Corp. (South Korea)	1,200,000	86,829,846

PepsiCo, Inc.	480,000	72,988,800

The Procter & Gamble Co.	490,000	82,148,500

Tyson Foods, Inc., Class A	625,000	35,900,000

Total Consumer Staples		398,099,346

Energy - 13.2%

Canadian Natural Resources, Ltd. (Canada)	7,900,000	243,873,000

ConocoPhillips	460,000	45,618,200

Diamondback Energy, Inc.	285,000	46,691,550

EOG Resources, Inc.	400,000	49,032,000

Total Energy		385,214,750

Financials - 5.2%

Berkshire Hathaway, Inc., Class B*	60,000	27,196,800

The Charles Schwab Corp.	1,090,000	80,670,900

State Street Corp.	450,000	44,167,500

Total Financials		152,035,200

Health Care - 1.5%

Johnson & Johnson	310,000	44,832,200

Industrials - 10.2%

Brenntag SE (Germany)	600,000	36,083,206

L3Harris Technologies, Inc.	143,000	30,070,040

Lockheed Martin Corp.	62,000	30,128,280

Northrop Grumman Corp.	65,000	30,503,850

Samsung C&T Corp. (South Korea)	460,000	35,543,818

	Shares	Value

U-Haul Holding Co., Non-Voting Shares	1,800,000	$115,290,000

Yuasa Trading Co., Ltd. (Japan)	800,000	22,423,450

Total Industrials		300,042,644

Information Technology - 6.4%

Cognizant Technology Solutions Corp., Class A	850,000	65,365,000

Microsoft Corp.	290,000	122,235,000

Total Information Technology		187,600,000

Materials - 3.4%

Nihon Parkerizing Co., Ltd. (Japan)	1,868,100	15,358,586

Olin Corp.	995,000	33,631,000

Reliance, Inc.	190,000	51,159,400

Total Materials		100,148,986

Total Common Stocks
(Cost $1,536,260,019)		2,276,731,494

	Principal
	Amount

Corporate Bonds and Notes - 1.0%

Industrials - 1.0%

GrafTech Finance, Inc. 4.625%, 12/23/29[1,2]	$17,800,000	14,337,894

GrafTech Global Enterprises, Inc. 9.875%, 12/23/29[1]	15,200,000	14,364,000

Total Industrials		28,701,894

Total Corporate Bonds and Notes
(Cost $29,466,717)		28,701,894

	Shares

Preferred Stocks - 13.4%

Consumer Discretionary - 3.8%

Hyundai Motor Co., 9.020% (South Korea)	428,620	44,978,280

Hyundai Motor Co., 9.360% (South Korea)	640,000	65,684,939

Total Consumer Discretionary		110,663,219

Consumer Staples - 0.6%

Amorepacific Corp., 2.550% (South Korea)	250,000	5,432,299

LG Household & Health Care Co., Ltd., 2.800% (South Korea)	118,000	10,990,679

Total Consumer Staples		16,422,978

Information Technology - 9.0%

Samsung Electronics Co., Ltd., 2.480% (South Korea)	8,900,000	264,347,592

Total Preferred Stocks
(Cost $337,859,226)		391,433,789

The accompanying notes are an integral part of these financial statements.

AMG Yacktman Focused Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Short-Term Investments - 8.0%

Joint Repurchase Agreements - 0.3%[3]

Bethesda Securities LLC, dated 12/31/24, due 01/02/25, 4.600% total to be received $2,453,647 (collateralized by various U.S. Government Agency Obligations, 2.500% - 7.311%, 10/01/27 - 11/01/54, totaling $2,502,080)	$2,453,020	$2,453,020

Cantor Fitzgerald Securities, Inc., dated 12/31/24, due 01/02/25, 4.600% total to be received $2,454,287 (collateralized by various U.S. Government Agency Obligations, 2.000% - 7.000%, 10/01/29 - 02/01/57, totaling $2,502,733)	2,453,660	2,453,660

Daiwa Capital Markets America, dated 12/31/24, due 01/02/25, 4.470% total to be received $100,190 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 03/27/25 - 01/01/55, totaling $102,168)	100,165	100,165

Marex Capital Markets, Inc., dated 12/31/24, due 01/02/25, 4.630% total to be received $2,454,291 (collateralized by various U.S. Government Agency Obligations, 2.500% - 6.500%, 11/01/51 - 12/01/54, totaling $2,502,733)	2,453,660	2,453,660

State of Wisconsin Investment Board, dated 12/31/24, due 01/02/25, 4.740% total to be received $2,454,306 (collateralized by various U.S. Treasuries, 0.125% - 3.625%, 01/15/26 - 02/15/53, totaling $2,496,176)	2,453,660	2,453,660

Total Joint Repurchase Agreements		9,914,165

*	Non-income producing security.

#	Less than (0.05)%.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the value of these securities amounted to $28,701,894 or 1.0% of net assets.

[2]	Some of this security, amounting to $9,651,497 or 0.3% of net assets, was out on loan to various borrowers and is collateralized by cash. See Note 4 of Notes to Financial Statements.

	Principal Amount	Value

U.S. Government Obligations - 4.8%

U.S. Treasury Bills, 3.935%, 10/02/25[4]	$35,000,000	$33,930,428

U.S. Treasury Bills, 4.723%, 01/23/25[4]	36,000,000	35,910,859

U.S. Treasury Bills, 5.013%, 03/20/25[4]	37,000,000	36,669,475

U.S. Treasury Bills, 5.024%, 06/12/25[4]	36,000,000	35,333,731

Total U.S. Government Obligations		141,844,493

Repurchase Agreements - 1.3%

Fixed Income Clearing Corp., dated 12/31/24, due 01/02/25, 4.100% total to be received $37,460,531 (collateralized by a U.S. Treasury Note, 4.500%, 12/31/31, totaling $38,201,093)	37,452,000	37,452,000

	Shares

Other Investment Companies - 1.6%

JPMorgan U.S. Government Money Market Fund, IM Shares, 4.46%[5]	46,942,580	46,942,580

Total Short-Term Investments
(Cost $236,044,246)		236,153,238

Total Investments - 100.1%
(Cost $2,139,630,208)		2,933,020,415

Derivatives - (0.0)%#,6		(400,000)

Other Assets, less Liabilities - (0.1)%		(3,278,742)

Net Assets - 100.0%		$2,929,341,673

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[4]	Represents yield to maturity at December 31, 2024.

[5]	Yield shown represents the December 31, 2024, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[6]	Includes Exchange Traded Written Options. Please refer to the Open Exchange Traded Written Options table for the details.

Open Exchange Traded Written Options

Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium	Value

Warner Bros Discovery, Inc. (Call)	$13.00	04/17/25	10,000	$10,570,000	$1,148,768	$(400,000)

The accompanying notes are an integral part of these financial statements.

AMG Yacktman Focused Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2024:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Common Stocks

Communication Services	$271,634,200	$305,607,273	–	$577,241,473

Consumer Staples	311,269,500	86,829,846	–	398,099,346

Energy	385,214,750	–	–	385,214,750

Industrials	205,992,170	94,050,474	–	300,042,644

Information Technology	187,600,000	–	–	187,600,000

Financials	152,035,200	–	–	152,035,200

Consumer Discretionary	46,462,500	85,054,395	–	131,516,895

Materials	84,790,400	15,358,586	–	100,148,986

Health Care	44,832,200	–	–	44,832,200

Corporate Bonds and Notes†	–	28,701,894	–	28,701,894

Preferred Stocks†	–	391,433,789	–	391,433,789

Short-Term Investments

Joint Repurchase Agreements	–	9,914,165	–	9,914,165

U.S. Government Obligations	–	141,844,493	–	141,844,493

Repurchase Agreements	–	37,452,000	–	37,452,000

Other Investment Companies	46,942,580	–	–	46,942,580

Total Investments in Securities	$1,736,773,500	$1,196,246,915	–	$2,933,020,415

Financial Derivative Instruments - Liabilities

Equity Written Options	$(400,000)	–	–	$(400,000)

Total Financial Derivative Instruments	$(400,000)	–	–	$(400,000)

†

All corporate bonds and notes and preferred stocks held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes and preferred stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2024, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG Yacktman Focused Fund Schedule of Portfolio Investments (continued)

The following schedule shows the value of derivative instruments at December 31, 2024:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts	–	–	Written options	$400,000

For the fiscal year ended December 31, 2024, the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain/loss and unrealized appreciation/depreciation on derivatives recognized in income were as follows:

	Realized Gain/(Loss)		Change in Unrealized Appreciation/Depreciation

Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Appreciation/ Depreciation

Equity contracts	–	–	Net change in unrealized appreciation/ depreciation on written options	$748,768

The accompanying notes are an integral part of these financial statements.

AMG Yacktman Global Fund Schedule of Portfolio Investments December 31, 2024

	Shares	Value

Common Stocks - 82.5%

Communication Services - 15.0%

Bolloré SE (France)	2,700,000	$16,602,407

Fox Corp., Class B (United States)	90,000	4,116,600

News Corp., Class A (United States)	30,000	826,200

Reading International, Inc., Class A
(United States)*	230,000	303,600

The Walt Disney Co. (United States)	6,000	668,100

Total Communication Services		22,516,907

Consumer Discretionary - 11.4%

Car Mate Manufacturing Co., Ltd. (Japan)	51,900	274,541

Continental AG (Germany)	10,000	673,835

Daewon San Up Co., Ltd. (South Korea)	160,000	640,742

HI-LEX Corp. (Japan)	690,000	6,705,314

Hyundai Home Shopping Network Corp. (South Korea)	93,236	2,861,866

Hyundai Mobis Co., Ltd. (South Korea)	35,000	5,566,285

Rinnai Corp. (Japan)	24,000	493,354

Total Consumer Discretionary		17,215,937

Consumer Staples - 3.6%

Kenvue, Inc. (United States)	14,924	318,627

KT&G Corp. (South Korea)	50,000	3,617,910

Naked Wines PLC (United Kingdom)*	745,000	446,980

PepsiCo, Inc. (United States)	3,500	532,210

The Procter & Gamble Co. (United States)	3,500	586,775

Total Consumer Staples		5,502,502

Energy - 16.3%

Amplify Energy Corp. (United States)*	115,000	690,000

Canadian Natural Resources, Ltd. (Canada)	310,000	9,569,700

Mi Chang Oil Industrial Co., Ltd. (South Korea)	17,976	1,091,638

Total Energy Services, Inc. (Canada)	1,000,000	8,035,062

Unit Corp. (United States)	170,000	5,134,000

Total Energy		24,520,400

Financials - 0.4%

The Charles Schwab Corp. (United States)	8,000	592,080

Health Care - 2.7%

BML, Inc. (Japan)	120,000	2,199,723

Johnson & Johnson (United States)	4,000	578,480

Kissei Pharmaceutical Co., Ltd. (Japan)	9,400	246,613

Medipal Holdings Corp. (Japan)	70,000	1,052,712

Total Health Care		4,077,528

Industrials - 25.2%

Ajis Co., Ltd. (Japan)	60,000	886,854

Brenntag SE (Germany)	15,000	902,080

	Shares	Value

CB Industrial Product Holding Bhd (Malaysia)	10,384,000	$3,042,165

Cie de L’Odet SE (France)	4,500	7,364,893

KFC, Ltd. (Japan)	31,900	262,682

Komelon Corp. (South Korea)	120,000	838,726

Ocean Wilsons Holdings, Ltd. (Bermuda)	256,613	4,169,956

Parker Corp. (Japan)	172,500	902,016

Sam Yung Trading Co., Ltd. (South Korea)*	180,000	1,553,833

Samsung C&T Corp. (South Korea)	86,000	6,645,149

Sekisui Jushi Corp. (Japan)	140,000	1,875,554

Shinwa Co., Ltd./Nagoya (Japan)	100,000	1,895,548

U-Haul Holding Co. (United States)*,1	6,000	414,540

U-Haul Holding Co., Non-Voting Shares
(United States)	55,000	3,522,750

Yuasa Trading Co., Ltd. (Japan)	130,000	3,643,811

Total Industrials		37,920,557

Information Technology - 3.9%

CAC Holdings Corp. (Japan)	240,000	2,504,598

Hochiki Corp. (Japan)	155,000	2,549,311

INFOvine Co., Ltd. (South Korea)	20,000	280,322

Microsoft Corp. (United States)	1,300	547,950

Total Information Technology		5,882,181

Materials - 4.0%

KISCO Holdings Co., Ltd. (South Korea)*	70,000	949,088

Kohsoku Corp. (Japan)	90,000	1,455,941

Nihon Parkerizing Co., Ltd. (Japan)	250,000	2,055,375

The Pack Corp. (Japan)	70,000	1,585,465

Total Materials		6,045,869

Total Common Stocks
(Cost $105,911,798)		124,273,961

Preferred Stocks - 13.9%

Consumer Discretionary - 3.1%

Hyundai Motor Co., 9.360% (South Korea)	45,000	4,618,472

Consumer Staples - 3.8%

Amorepacific Corp., 2.550% (South Korea)	60,000	1,303,752

LG Household & Health Care Co., Ltd., 2.800% (South Korea)	47,000	4,377,643

Total Consumer Staples		5,681,395

Industrials - 0.5%

Sebang Co., Ltd., 4.070% (South Korea)	160,000	828,177

Information Technology - 6.5%

Samsung Electronics Co., Ltd., 2.480% (South Korea)	330,000	9,801,652

Total Preferred Stocks
(Cost $25,307,150)		20,929,696

The accompanying notes are an integral part of these financial statements.

AMG Yacktman Global Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Short-Term Investments - 3.1%

Joint Repurchase Agreements - 0.3%[2]

Daiwa Capital Markets America, dated 12/31/24, due 01/02/25, 4.470% total to be received $415,336 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 03/27/25 -01/01/55, totaling $423,538)	$415,233	$415,233

	Shares

Other Investment Companies - 2.8%

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.43%[3]	4,226,552	4,226,552

Total Short-Term Investments
(Cost $4,641,785)		4,641,785

*	Non-income producing security.

[1]

Some of this security, amounting to $410,395 or 0.3% of net assets, was out on loan to various borrowers and is collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

Value

Total Investments - 99.5% (Cost $135,860,733)	$149,845,442

Other Assets, less Liabilities - 0.5%	720,102

Net Assets - 100.0%	$150,565,544

[3]	Yield shown represents the December 31, 2024, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

AMG Yacktman Global Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2024:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Common Stocks

Industrials	$14,344,348	$23,576,209	–	$37,920,557

Energy	24,520,400	–	–	24,520,400

Communication Services	5,914,500	16,602,407	–	22,516,907

Consumer Discretionary	–	17,215,937	–	17,215,937

Materials	949,088	5,096,781	–	6,045,869

Information Technology	547,950	5,334,231	–	5,882,181

Consumer Staples	1,884,592	3,617,910	–	5,502,502

Health Care	578,480	3,499,048	–	4,077,528

Financials	592,080	–	–	592,080

Preferred Stocks

Information Technology	–	9,801,652	–	9,801,652

Consumer Staples	–	5,681,395	–	5,681,395

Consumer Discretionary	–	4,618,472	–	4,618,472

Industrials	828,177	–	–	828,177

Short-Term Investments

Joint Repurchase Agreements	–	415,233	–	415,233

Other Investment Companies	4,226,552	–	–	4,226,552

Total Investments in Securities	$54,386,167	$95,459,275	–	$149,845,442

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2024, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG Yacktman Special Opportunities Fund Schedule of Portfolio Investments December 31, 2024

	Shares	Value

Common Stocks - 96.0%

Communication Services - 1.6%

AlphaPolis Co., Ltd. (Japan)*	60,000	$429,866

Reading International, Inc., Class A
(United States)*	95,000	125,400

Total Communication Services		555,266

Consumer Discretionary - 12.6%

A-Mark Precious Metals, Inc. (United States)	11,500	315,100

America’s Car-Mart, Inc. (United States)*,1	16,000	820,000

B&S Group, S.A.R.L. (Luxembourg)[2]	45,000	193,678

Legacy Housing Corp. (United States)*	60,000	1,480,800

Texhong International Group, Ltd. (Hong Kong)	2,795,000	1,435,889

Total Consumer Discretionary		4,245,467

Consumer Staples - 10.8%

Delfi, Ltd. (Singapore)	2,300,000	1,314,805

Italian Wine Brands S.p.A (Italy)	65,500	1,587,647

Naked Wines PLC (United Kingdom)*	658,218	394,913

NeoPharm Co., Ltd. (South Korea)	46,000	368,566

Total Consumer Staples		3,665,931

Energy - 24.2%

Amplify Energy Corp. (United States)*	90,000	540,000

Arrow Exploration Corp. (Canada)*	7,000,000	2,190,825

Hargreaves Services PLC (United Kingdom)	125,000	898,238

Hemisphere Energy Corp. (Canada)	415,000	528,331

Horizon Oil, Ltd. (Australia)	8,000,000	940,804

Mi Chang Oil Industrial Co., Ltd. (South Korea)	6,000	364,365

Noram Drilling A.S. (Norway)	65,000	191,066

Pardee Resources Co. (United States)	900	282,600

Total Energy Services, Inc. (Canada)	235,000	1,888,240

Unit Corp. (United States)	12,000	362,400

Total Energy		8,186,869

Financials - 9.0%

Omni Bridgeway, Ltd. (Australia)*,1	3,408,000	3,058,603

Health Care - 3.6%

Ion Beam Applications (Belgium)	29,000	401,971

Koa Shoji Holdings Co., Ltd. (Japan)	110,000	440,128

Medical Facilities Corp. (Canada)	35,000	380,083

Total Health Care		1,222,182

Industrials - 29.0%

Boustead Singapore, Ltd. (Singapore)	250,000	188,555

Brickability Group PLC (United Kingdom)	1,600,000	1,281,946

CB Industrial Product Holding Bhd (Malaysia)	550,000	161,132

Cie de L’Odet SE (France)	1,189	1,945,968

	Shares	Value

Fila S.p.A. (Italy)	145,000	$1,559,058

Komelon Corp. (South Korea)	22,000	153,766

Macfarlane Group PLC (United Kingdom)	1,275,000	1,715,885

Maezawa Industries, Inc. (Japan)[1]	45,000	359,148

Mitani Corp. (Japan)	18,000	221,067

Ocean Wilsons Holdings, Ltd. (Bermuda)	20,000	325,000

Sam Yung Trading Co., Ltd. (South Korea)*	69,500	599,952

U-Haul Holding Co., Non-Voting Shares

(United States)	20,000	1,281,000

Total Industrials		9,792,477

Information Technology - 0.7%

Bixolon Co., Ltd. (South Korea)	80,161	235,390

Materials - 3.8%

Amerigo Resources, Ltd. (Canada)	185,000	200,772

KISCO Holdings Co., Ltd. (South Korea)*	13,000	176,259

Master Drilling Group, Ltd. (South Africa)	250,000	180,036

Okamoto Industries, Inc. (Japan)	14,000	509,138

SK Kaken Co., Ltd. (Japan)	3,500	209,762

Total Materials		1,275,967

Utilities - 0.7%

Maxim Power Corp. (Canada)	55,000	228,043

Total Common Stocks
(Cost $28,943,095)		32,466,195

Preferred Stock - 1.8%

Information Technology - 1.8%

Samsung Electronics Co., Ltd., 2.480% (South Korea)	20,000	594,040

Total Preferred Stock
(Cost $320,545)		594,040

	Principal Amount

Short-Term Investments - 3.2%

Joint Repurchase Agreements - 1.3%[3]

Daiwa Capital Markets America, dated 12/31/24, due 01/02/25, 4.470% total to be received $450,849 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 03/27/25 -01/01/55, totaling $459,752)	$450,737	450,737

	Shares

Other Investment Companies - 1.9%

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.43%[4]	635,241	635,241

Total Short-Term Investments
(Cost $1,085,978)		1,085,978

The accompanying notes are an integral part of these financial statements.

AMG Yacktman Special Opportunities Fund Schedule of Portfolio Investments (continued)

Value

Total Investments - 101.0%
(Cost $30,349,618)	$34,146,213

Other Assets, less Liabilities - (1.0)%	(338,184)

Net Assets - 100.0%	$33,808,029

*	Non-income producing security.

[1]

Some of these securities, amounting to $1,236,154 or 3.7% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the value of this security amounted to $193,678 or 0.6% of net assets.

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[4]	Yield shown represents the December 31, 2024, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2024:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Common Stocks

Industrials	$8,133,544	$1,658,933	–	$9,792,477

Energy	7,995,803	191,066	–	8,186,869

Consumer Discretionary	4,245,467	–	–	4,245,467

Consumer Staples	1,982,560	1,683,371	–	3,665,931

Financials	3,058,603	–	–	3,058,603

Materials	766,829	509,138	–	1,275,967

Health Care	380,083	842,099	–	1,222,182

Communication Services	125,400	429,866	–	555,266

Information Technology	–	235,390	–	235,390

Utilities	228,043	–	–	228,043

Preferred Stock†	–	594,040	–	594,040

Short-Term Investments

Joint Repurchase Agreements	–	450,737	–	450,737

Other Investment Companies	635,241	–	–	635,241

Total Investments in Securities	$27,551,573	$6,594,640	–	$34,146,213

†	All preferred stocks held in the Fund are Level 2 securities. For a detailed breakout of preferred stocks by major industry classification, please refer to Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2024, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities December 31, 2024

	AMG Yacktman Fund	AMG Yacktman Focused Fund	AMG Yacktman Global Fund	AMG Yacktman Special Opportunities Fund

Assets:

Investments at value[1] (including securities on loan valued at $108,226,393, $9,651,497, $410,395, and $1,236,154, respectively)	$7,409,839,215	$2,933,020,415	$149,845,442	$34,146,213

Receivable for investments sold	16,615,378	8,447,059	870,252	104,682

Dividend and interest receivables	19,705,234	7,263,863	725,332	84,110

Securities lending income receivable	32,086	155,044	39	247

Receivable for Fund shares sold	2,696,900	834,516	8,270	750

Receivable from affiliate	–	–	7,456	6,405

Prepaid expenses and other assets	40,063	38,890	17,525	9,050

Total assets	7,448,928,876	2,949,759,787	151,474,316	34,351,457

Liabilities:

Payable upon return of securities loaned	9,186,341	9,914,165	415,233	450,737

Payable for investments purchased	847,923	211,903	–	–

Payable for Fund shares repurchased	31,806,208	6,269,145	268,133	–

Written options[2]	–	400,000	–	–

Accrued expenses:

Investment advisory and management fees	2,827,069	2,292,182	95,901	5,193

Administrative fees	986,980	395,204	20,261	4,432

Shareholder service fees	677,500	208,684	283	1,103

Other	1,389,550	726,831	108,961	81,963

Total liabilities	47,721,571	20,418,114	908,772	543,428

Commitments and Contingencies (Notes 2 & 7)

Net Assets	$7,401,207,305	$2,929,341,673	$150,565,544	$33,808,029

[1] Investments at cost	$4,976,541,415	$2,139,630,208	$135,860,733	$30,349,618

[2] Premiums received	–	$1,148,768	–	–

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Yacktman Fund	AMG Yacktman Focused Fund	AMG Yacktman Global Fund	AMG Yacktman Special Opportunities Fund

Net Assets Represent:

Paid-in capital	$4,707,250,451	$2,035,339,161	$141,803,062	$31,423,937

Total distributable earnings	2,693,956,854	894,002,512	8,762,482	2,384,092

Net Assets	$7,401,207,305	$2,929,341,673	$150,565,544	$33,808,029

Class N:

Net Assets	–	$1,475,547,776	$1,547,209	–

Shares outstanding	–	79,811,742	110,084	–

Net asset value, offering and redemption price per share	–	$18.49	$14.05	–

Class I:

Net Assets	$7,401,207,305	$1,453,793,897	$149,018,335	$12,084,988

Shares outstanding	330,831,616	79,019,932	10,580,913	1,185,012

Net asset value, offering and redemption price per share	$22.37	$18.40	$14.08	$10.20

Class Z:

Net Assets	–	–	–	$21,723,041

Shares outstanding	–	–	–	2,125,793

Net asset value, offering and redemption price per share	–	–	–	$10.22

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the fiscal year ended December 31, 2024

	AMG Yacktman Fund	AMG Yacktman Focused Fund	AMG Yacktman Global Fund	AMG Yacktman Special Opportunities Fund

Investment Income:

Dividend income	$184,768,211	$85,694,676	$5,827,158	$1,989,940

Interest income	26,644,985	13,757,929	2,180	841

Securities lending income	98,146	1,052,850	248	5,369

Foreign withholding tax	(10,786,768)	(7,997,065)	(550,407)	(106,307)

Total investment income	200,724,574	92,508,390	5,279,179	1,889,843

Expenses:

Investment advisory and management fees	35,637,765	30,797,346	1,249,115	251,143

Administrative fees	12,459,916	5,309,887	263,897	84,676

Shareholder servicing fees - Class N	–	3,170,996	4,429	–

Shareholder servicing fees - Class I	7,187,675	–	–	26,251

Custodian fees	797,935	437,579	65,025	36,438

Trustee fees and expenses	634,938	271,317	13,460	4,362

Reports to shareholders	626,056	301,977	14,316	12,952

Professional fees	609,466	292,699	52,621	41,426

Transfer agent fees	415,598	197,842	6,486	2,494

Registration fees	97,159	87,925	35,728	19,276

Interest expense	–	–	–	1,765

Miscellaneous	315,653	135,082	8,039	4,987

Total expenses before offsets	58,782,161	41,002,650	1,713,116	485,770

Expense reimbursements	–	–	(71,430)	(54,194)

Fee waivers	(106,455)	(33,654)	–	–

Net expenses	58,675,706	40,968,996	1,641,686	431,576

Net investment income	142,048,868	51,539,394	3,637,493	1,458,267

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	844,088,731	338,924,081	4,763,115	2,693,061

Net realized gain (loss) on foreign currency transactions	68,822	(772,282)	(137,224)	(24,811)

Net change in unrealized appreciation/depreciation on investments	(555,080,643)	(332,994,481)	(12,515,261)	(1,050,306)

Net change in unrealized appreciation/depreciation on written options	–	748,768	–	–

Net change in unrealized appreciation/depreciation on foreign currency translations	(508,357)	(192,212)	(14,442)	(1,965)

Net realized and unrealized gain (loss)	288,568,553	5,713,874	(7,903,812)	1,615,979

Net increase (decrease) in net assets resulting from operations	$430,617,421	$57,253,268	$(4,266,319)	$3,074,246

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG Yacktman Fund		AMG Yacktman Focused Fund

	2024	2023	2024	2023

Increase in Net Assets Resulting From Operations:

Net investment income	$142,048,868	$137,379,211	$51,539,394	$39,881,779

Net realized gain on investments	844,157,553	229,170,082	338,151,799	163,480,723

Net change in unrealized appreciation/depreciation on investments	(555,589,000)	805,799,649	(332,437,925)	347,824,531

Net increase in net assets resulting from operations	430,617,421	1,172,348,942	57,253,268	551,187,033

Distributions to Shareholders:

Class N	–	–	(141,063,984)	(77,433,936)

Class I	(676,959,491)	(360,103,585)	(146,298,843)	(84,719,132)

Total distributions to shareholders	(676,959,491)	(360,103,585)	(287,362,827)	(162,153,068)

Capital Share Transactions:[1]

Net decrease from capital share transactions	(826,483,280)	(311,253,360)	(540,881,360)	(225,102,893)

Total increase (decrease) in net assets	(1,072,825,350)	500,991,997	(770,990,919)	163,931,072

Net Assets:

Beginning of year	8,474,032,655	7,973,040,658	3,700,332,592	3,536,401,520

End of year	$7,401,207,305	$8,474,032,655	$2,929,341,673	$3,700,332,592

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) For the fiscal years ended December 31,

	AMG Yacktman Global Fund		AMG Yacktman Special Opportunities Fund

	2024	2023	2024	2023

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$3,637,493	$3,675,792	$1,458,267	$2,319,094

Net realized gain on investments	4,625,891	5,159,484	2,668,250	2,226,959

Net change in unrealized appreciation/depreciation on investments	(12,529,703)	17,849,533	(1,052,271)	(2,610,422)

Net increase (decrease) in net assets resulting from operations	(4,266,319)	26,684,809	3,074,246	1,935,631

Distributions to Shareholders:

From net investment income and/or realized gain on investments:

Class N	(79,841)	(164,990)	–	–

Class I	(7,891,206)	(14,169,608)	(1,216,864)	(3,386,442)

Class Z	–	–	(2,106,872)	(2,979,968)

From paid-in capital:

Class N	(6,648)	–	–	–

Class I	(657,056)	–	(66,930)	–

Class Z	–	–	(115,883)	–

Total distributions to shareholders	(8,634,751)	(14,334,598)	(3,506,549)	(6,366,410)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(26,599,373)	26,870,906	(38,889,748)	(6,245,176)

Total increase (decrease) in net assets	(39,500,443)	39,221,117	(39,322,051)	(10,675,955)

Net Assets:

Beginning of year	190,065,987	150,844,870	73,130,080	83,806,035

End of year	$150,565,544	$190,065,987	$33,808,029	$73,130,080

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG Yacktman Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$23.34	$21.13	$24.50	$21.26	$20.48

Income (loss) from Investment Operations:

Net investment income[1,2]	0.42	0.38	0.35	0.26 [3]	0.27

Net realized and unrealized gain (loss) on investments	0.78	2.86	(2.17)	3.89	2.81

Total income (loss) from investment operations	1.20	3.24	(1.82)	4.15	3.08

Less Distributions to Shareholders from:

Net investment income	(0.47)	(0.42)	(0.33)	(0.27)	(0.28)

Net realized gain on investments	(1.70)	(0.61)	(1.22)	(0.64)	(2.02)

Total distributions to shareholders	(2.17)	(1.03)	(1.55)	(0.91)	(2.30)

Net Asset Value, End of Year	$22.37	$23.34	$21.13	$24.50	$21.26

Total Return[2,4]	4.91%	15.39%	(7.37)%	19.63%	15.28%

Ratio of net expenses to average net assets	0.71%	0.70%	0.70%	0.70%	0.70%

Ratio of gross expenses to average net assets[5]	0.71%	0.70%	0.70%	0.70%	0.71%

Ratio of net investment income to average net assets[2]	1.71%	1.68%	1.54%	1.09%	1.38%

Portfolio turnover	6%	5%	11%	15%	27%

Net assets end of year (000’s) omitted	$7,401,207	$8,474,033	$7,973,041	$9,475,623	$7,636,139

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.21.

[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

AMG Yacktman Focused Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$20.18	$18.11	$21.21	$19.09	$18.25

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.29	0.20	0.22	0.14 [3]	0.15

Net realized and unrealized gain (loss) on investments	(0.10)	2.76	(1.94)	2.98	2.95

Total income (loss) from investment operations	0.19	2.96	(1.72)	3.12	3.10

Less Distributions to Shareholders from:

Net investment income	(0.36)	(0.25)	(0.21)	(0.16)	(0.15)

Net realized gain on investments	(1.52)	(0.64)	(1.17)	(0.84)	(2.11)

Total distributions to shareholders	(1.88)	(0.89)	(1.38)	(1.00)	(2.26)

Net Asset Value, End of Year	$18.49	$20.18	$18.11	$21.21	$19.09

Total Return[2,4]	0.72%	16.45%	(8.06)%	16.45%	17.26%

Ratio of net expenses to average net assets	1.25%	1.25%[5]	1.25%[5]	1.25%[5]	1.24%

Ratio of gross expenses to average net assets[6]	1.25%	1.25%[5]	1.25%[5]	1.25%[5]	1.26%

Ratio of net investment income to average net assets[2]	1.37%	1.02%	1.14%	0.68%	0.85%

Portfolio turnover	5%	4%	13%	19%	33%

Net assets end of year (000’s) omitted	$1,475,548	$1,798,471	$1,730,316	$2,158,777	$1,943,998

The accompanying notes are an integral part of these financial statements.

AMG Yacktman Focused Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$20.10	$18.04	$21.13	$19.03	$18.19

Income (loss) from Investment Operations:

Net investment income[1,2]	0.32	0.23	0.26	0.18 [3]	0.18

Net realized and unrealized gain (loss) on investments	(0.10)	2.76	(1.93)	2.96	2.96

Total income (loss) from investment operations	0.22	2.99	(1.67)	3.14	3.14

Less Distributions to Shareholders from:

Net investment income	(0.40)	(0.29)	(0.25)	(0.20)	(0.19)

Net realized gain on investments	(1.52)	(0.64)	(1.17)	(0.84)	(2.11)

Total distributions to shareholders	(1.92)	(0.93)	(1.42)	(1.04)	(2.30)

Net Asset Value, End of Year	$18.40	$20.10	$18.04	$21.13	$19.03

Total Return[2,4]	0.88%	16.67%	(7.85)%	16.62%	17.52%

Ratio of net expenses to average net assets	1.07%	1.06%	1.06%	1.06%	1.06%

Ratio of gross expenses to average net assets[6]	1.07%	1.06%	1.06%	1.06%	1.07%

Ratio of net investment income to average net assets[2]	1.55%	1.21%	1.33%	0.87%	1.04%

Portfolio turnover	5%	4%	13%	19%	33%

Net assets end of year (000’s) omitted	$1,453,794	$1,901,862	$1,806,085	$2,309,078	$1,695,239

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.09 and $0.13 for Class N and Class I, respectively.

[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[5]	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to less than 0.01%, less than 0.01% and 0.01% for the fiscal years ended 2023, 2022 and 2021, respectively.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

AMG Yacktman Global Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$15.30	$14.21	$16.36	$15.69	$13.90

Income (loss) from Investment Operations:

Net investment income[1,2]	0.29	0.29 [3]	0.21	0.19 [4]	0.18

Net realized and unrealized gain (loss) on investments	(0.76)	2.00	(1.74)	1.80	2.35

Total income (loss) from investment operations	(0.47)	2.29	(1.53)	1.99	2.53

Less Distributions to Shareholders from:

Net investment income	(0.32)	(0.68)	–	(0.55)	(0.23)

Net realized gain on investments	(0.40)	(0.52)	(0.62)	(0.77)	(0.51)

Paid in capital	(0.06)	–	–	–	–

Total distributions to shareholders	(0.78)	(1.20)	(0.62)	(1.32)	(0.74)

Net Asset Value, End of Year	$14.05	$15.30	$14.21	$16.36	$15.69

Total Return[2,5]	(3.14)%	16.30%	(9.31)%	12.96%	18.32%

Ratio of net expenses to average net assets	1.13%	1.13%	1.13%	1.16%[6]	1.19%

Ratio of gross expenses to average net assets[7]	1.17%	1.16%	1.17%	1.18%[6]	1.25%

Ratio of net investment income to average net assets[2]	1.87%	1.92%	1.47%	1.12%	1.40%

Portfolio turnover	8%	11%	11%	17%	27%

Net assets end of year (000’s) omitted	$1,547	$2,325	$1,354	$775	$431

The accompanying notes are an integral part of these financial statements.

AMG Yacktman Global Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$15.34	$14.25	$16.36	$15.69	$13.89

Income (loss) from Investment Operations:

Net investment income[1,2]	0.33	0.32 [3]	0.25	0.22 [4]	0.20

Net realized and unrealized gain (loss) on investments	(0.77)	2.00	(1.74)	1.79	2.35

Total income (loss) from investment operations	(0.44)	2.32	(1.49)	2.01	2.55

Less Distributions to Shareholders from:

Net investment income	(0.36)	(0.71)	–	(0.57)	(0.24)

Net realized gain on investments	(0.40)	(0.52)	(0.62)	(0.77)	(0.51)

Paid in capital	(0.06)	–	–	–	–

Total distributions to shareholders	(0.82)	(1.23)	(0.62)	(1.34)	(0.75)

Net Asset Value, End of Year	$14.08	$15.34	$14.25	$16.36	$15.69

Total Return[2,5]	(3.01)%	16.46%	(9.06)%	13.08%	18.47%

Ratio of net expenses to average net assets	0.93%	0.93%	0.93%	1.00%[6]	1.08%

Ratio of gross expenses to average net assets[7]	0.97%	0.96%	0.97%	1.02%[6]	1.15%

Ratio of net investment income to average net assets[2]	2.07%	2.12%	1.67%	1.28%	1.51%

Portfolio turnover	8%	11%	11%	17%	27%

Net assets end of year (000’s) omitted	$149,018	$187,741	$149,491	$170,316	$132,758

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.23 and $0.26 for Class N and Class I, respectively.

[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.15 and $0.17 for Class N and Class I, respectively.

[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[6]	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to less than 0.01%.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

AMG Yacktman Special Opportunities Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$10.68	$11.27	$13.16	$11.02	$10.04

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.27	0.32 [3]	0.08	(0.01)	0.20 [4]

Net realized and unrealized gain (loss) on investments	0.35	0.04	(1.87)	2.65	1.06

Total income (loss) from investment operations	0.62	0.36	(1.79)	2.64	1.26

Less Distributions to Shareholders from:

Net investment income	(0.55)	(0.68)	–	(0.15)	(0.23)

Net realized gain on investments	(0.49)	(0.27)	(0.10)	(0.35)	(0.05)

Paid in capital	(0.06)	–	–	–	–

Total distributions to shareholders	(1.10)	(0.95)	(0.10)	(0.50)	(0.28)

Net Asset Value, End of Year	$10.20	$10.68	$11.27	$13.16	$11.02

Total Return[2,5]	5.95%	3.24%	(13.59)%	24.30%	12.66%

Ratio of net expenses to average net assets[6]	0.81%[7]	1.13%	1.96%[8]	2.29%[8]	1.14%

Ratio of gross expenses to average net assets[6,9]	0.91%	1.19%	2.00%[8]	2.29%[8]	1.23%

Ratio of net investment income (loss) to average net assets[2,6]	2.53%	2.81%	0.69%	(0.09)%	2.27%

Portfolio turnover	10%	24%	40%	21%	37%

Net assets end of year (000’s) omitted	$12,085	$38,793	$47,024	$33,912	$13,881

The accompanying notes are an integral part of these financial statements.

AMG Yacktman Special Opportunities Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$10.71	$11.31	$13.20	$11.04	$10.06

Income (loss) from Investment Operations:

Net investment income[1,2]	0.29	0.33 [3]	0.10	0.00 [10]	0.21 [4]

Net realized and unrealized gain (loss) on investments	0.34	0.03	(1.88)	2.67	1.06

Total income (loss) from investment operations	0.63	0.36	(1.78)	2.67	1.27

Less Distributions to Shareholders from:

Net investment income	(0.57)	(0.69)	(0.01)	(0.16)	(0.24)

Net realized gain on investments	(0.49)	(0.27)	(0.10)	(0.35)	(0.05)

Paid in capital	(0.06)	–	–	–	–

Total distributions to shareholders	(1.12)	(0.96)	(0.11)	(0.51)	(0.29)

Net Asset Value, End of Year	$10.22	$10.71	$11.31	$13.20	$11.04

Total Return[2,5]	5.95%	3.44%	(13.57)%	24.42%	12.83%

Ratio of net expenses to average net assets[6]	0.71%[7]	1.03%	1.86%[8]	2.19%[8]	1.04%

Ratio of gross expenses to average net assets[6,9]	0.81%	1.09%	1.90%[8]	2.19%[8]	1.13%

Ratio of net investment income to average net assets[2,6]	2.63%	2.91%	0.79%	0.01%	2.37%

Portfolio turnover	10%	24%	40%	21%	37%

Net assets end of year (000’s) omitted	$21,723	$34,337	$36,782	$78,197	$64,908

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.27 and $0.28 for Class I and Class Z, respectively.

[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.17 and $0.18 for Class I and Class Z, respectively.

[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[6]

Includes a performance adjustment amounting to (0.93)%, (0.61)%, 0.22%, 0.55% and (0.60)% for the fiscal years ended 2024, 2023, 2022, 2021 and 2020, respectively. (See Note 2 in the Notes to Financial Statements.)

[7]	Includes interest expense of less than 0.01% related to participation in the interfund lending program.

[8]	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to 0.01%.

[9]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[10]	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 31, 2024

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Yacktman Fund (“Yacktman Fund”), AMG Yacktman Focused Fund (“Yacktman Focused”), AMG Yacktman Global Fund (“Yacktman Global”) and AMG Yacktman Special Opportunities Fund (“Yacktman Special Opportunities”), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. Yacktman Fund and Yacktman Special Opportunities have established Class N, Class I and Class Z shares. Currently, Yacktman Fund offers only Class I shares and Yacktman Special Opportunities offers only Class I and Class Z shares. Yacktman Focused and Yacktman Global have established and offer Class N and Class I shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Yacktman Focused, Yacktman Global and Yacktman Special Opportunities are non-diversified Funds.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities, including options, traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price. Equity securities held by the Funds that are traded in the over-the-counter market (other than NMS securities) are valued at the bid price. Foreign equity securities (securities principally traded in markets other than U.S. markets) held by the Funds are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services. Pursuant to Rule 2a-5 under the 1940 Act, the Funds’ Board of Trustees (the “Board”) designated AMG Funds LLC (the “Investment Manager”) as the Funds’ Valuation Designee to perform the Funds’ fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by the Investment Manager and under the general supervision of the Board. The Funds may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Funds’ valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Investment Manager seeks to determine the price that the Funds might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with quarterly reports, as of the most recent quarter end, summarizing all fair value activity, material fair value matters that occurred during the quarter, and all outstanding securities fair valued by the Funds. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Funds’ investments.

With respect to foreign equity securities and certain foreign fixed income securities, securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be

Notes to Financial Statements (continued)

observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, option contracts, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively, the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax law, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences for Yacktman Global and Yacktman Special Opportunities are primarily due to return of capital distributions. Permanent differences for Yacktman Focused and Yacktman Fund are primarily due to equalization utilized. Temporary differences for Yacktman Global and Yacktman Special Opportunities are due to qualified late year loss deferrals and mark-to-market on passive foreign investment companies. In addition, temporary differences for each Fund are due to wash sale loss deferrals.

The tax character of distributions paid during the fiscal years ended December 31, 2024 and December 31, 2023 was as follows:

	Yacktman Fund		Yacktman Focused

Distributions paid from:	2024	2023	2024	2023

Ordinary income *	$169,256,455	$143,368,137	$57,379,065	$48,551,185

Long-term capital gains	507,703,036	216,735,448	229,983,762	113,601,883

Paid-in capital	–	–	–	–

	$676,959,491	$360,103,585	$287,362,827	$162,153,068

Notes to Financial Statements (continued)

	Yacktman Global		Yacktman Special Opportunities

Distributions paid from:	2024	2023	2024	2023

Ordinary income *	$2,917,538	$8,710,103	$1,389,259	$4,343,593

Long-term capital gains	5,053,509	5,624,495	1,934,477	2,022,817

Paid-in capital	663,704	–	182,813	–

	$8,634,751	$14,334,598	$3,506,549	$6,366,410

* For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2024, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Yacktman Fund	Yacktman Focused	Yacktman Global	Yacktman Special Opportunities

Late-year ordinary loss deferral	–	–	$1,230,406	$265,114

Undistributed long-term capital gains	$261,672,887	$100,291,501	–	–

Late-year capital loss deferral	–	–	315,601	53,004

At December 31, 2024, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Appreciation

Yacktman Fund	$4,977,123,159	$2,606,866,137	$(174,582,170)	$2,432,283,967

Yacktman Focused	2,139,926,244	915,754,008	(122,042,997)	793,711,011

Yacktman Global	139,524,503	27,149,375	(16,840,886)	10,308,489
Yacktman Special Opportunities	31,443,000	9,038,432	(6,336,222)	2,702,210

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. The Investment Manager has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2024, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Investment Manager is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefit/detriment will change materially in the next twelve months.

Furthermore, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2024, the Funds had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended December 31, 2025, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

g. CAPITAL STOCK

The Trust’s Amended and Restated Agreement and Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

Notes to Financial Statements (continued)

For the fiscal years ended December 31, 2024 and December 31, 2023, the capital stock transactions by class for the Funds were as follows:

	Yacktman Fund				Yacktman Focused

	December 31, 2024		December 31, 2023		December 31, 2024		December 31, 2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Shares sold	–	–	–	–	4,442,237	$92,994,310	4,984,313	$96,043,282

Shares issued in reinvestment of distributions	–	–	–	–	7,321,735	139,039,755	3,855,512	76,339,138

Shares redeemed	–	–	–	–	(21,058,182)	(438,572,748)	(15,257,857)	(294,725,391)

Net decrease	–	–	–	–	(9,294,210)	$(206,538,683)	(6,418,032)	$(122,342,971)

Class I:

Shares sold	23,738,852	$577,682,119	34,457,972	$767,882,557	10,612,130	$220,881,442	13,130,392	$251,622,460

Shares issued in reinvestment of distributions	26,871,965	616,711,586	14,266,780	327,850,612	7,165,985	135,437,126	3,901,519	76,937,961

Shares redeemed	(82,872,561)	(2,020,876,985)	(62,958,568)	(1,406,986,529)	(33,385,726)	(690,661,245)	(22,520,182)	(431,320,343)

Net decrease	(32,261,744)	$(826,483,280)	(14,233,816)	$(311,253,360)	(15,607,611)	$(334,342,677)	(5,488,271)	$(102,759,922)

	Yacktman Global				Yacktman Special Opportunities

	December 31, 2024		December 31, 2023		December 31, 2024		December 31, 2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Shares sold	45,378	$707,208	98,793	$1,485,778	–	–	–	–

Shares issued in reinvestment of distributions	5,857	84,569	10,847	164,235	–	–	–	–

Shares redeemed	(93,080)	(1,433,185)	(52,936)	(798,154)	–	–	–	–

Net increase (decrease)	(41,845)	$(641,408)	56,704	$851,859	–	–	–	–

Class I:

Shares sold	1,490,563	$23,182,382	2,402,734	$35,786,674	189,122	$2,031,530	1,647,292	$18,841,654

Shares issued in reinvestment of distributions	300,594	4,349,598	559,170	8,482,587	126,273	1,269,047	320,890	3,380,430

Shares redeemed	(3,445,978)	(53,489,945)	(1,219,771)	(18,250,214)	(2,762,181)	(30,138,679)	(2,507,310)	(27,923,527)

Net increase (decrease)	(1,654,821)	$(25,957,965)	1,742,133	$26,019,047	(2,446,786)	$(26,838,102)	(539,128)	$(5,701,443)

Class Z:

Shares sold	–	–	–	–	84,785	$940,080	72,604	$820,680

Shares issued in reinvestment of distributions	–	–	–	–	153,474	1,545,490	161,282	1,704,410

Shares redeemed	–	–	–	–	(1,317,330)	(14,537,216)	(281,776)	(3,068,823)

Net decrease	–	–	–	–	(1,079,071)	$(12,051,646)	(47,890)	$(543,733)

Transactions by shareholders of record that individually or collectively hold greater than 5% of a Fund’s net assets may have a material impact on a Fund. At December 31, 2024, one affiliated investor, Yacktman Asset Management LP, owned 25%, and two shareholders each owned 5% of the net assets in Yacktman Special Opportunities.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party and bilateral repurchase agreements for temporary cash management purposes and for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Securities Lending Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in their share of the underlying collateral under such joint repurchase agreements and in their share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the

Notes to Financial Statements (continued)

value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Securities Lending Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2024, the market value of Repurchase Agreements outstanding for Yacktman Fund, Yacktman Focused, Yacktman Global and Yacktman Special Opportunities was $209,199,341, $47,366,165, $415,233 and $450,737, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. Dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. Dollars are translated into U.S. Dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. Dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. wealth platform of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects and recommends, subject to the approval of the Board and, in certain circumstances, shareholders, the subadviser for the Funds and monitors the subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Yacktman Asset Management LP (“Yacktman”) who serves as subadviser pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Yacktman.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2024, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

Yacktman Fund on first $500 million	0.52%

next $500 million	0.47%

over $1 billion	0.42%

Yacktman Focused	0.87%

Yacktman Global	0.71%

Yacktman Special Opportunities	1.37%

The fee paid to Yacktman for its services as subadviser is paid out of the fee the Investment Manager receives from each Fund and does not increase the expenses of each Fund.

Yacktman Special Opportunities has a performance-based fee structure that consists of an investment management fee and a performance adjustment (“Performance Adjustment”). The monthly investment management fee is increased or reduced by the Performance Adjustment, based on the Fund’s performance relative to the MSCI ACWI All Cap Index over the then preceding twelve months. The Performance Adjustment for the Fund may not exceed an annual rate of plus or minus 0.75% of the Fund’s average daily net assets over the then preceding twelve months. For the fiscal year ended December 31, 2024, the Performance Adjustment decreased the investment management fee by a net amount of $522,232 or 0.93% of the Fund’s average daily net assets, resulting in an effective investment management fee rate of 0.44% of the Fund’s average daily net assets.

The Investment Manager has contractually agreed, through at least May 1, 2025, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses, as well as shareholder servicing fees and distribution and service (12b-1) fees and, with respect to Yacktman Special Opportunities, investment management fees and administrative fees) of Yacktman Global and Yacktman Special Opportunities to the annual rate of 0.93% and 0.12%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect for the applicable Fund or share class from time to time, the “Expense Cap”), subject to later reimbursement by the applicable Fund in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation (unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund).

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2024, the Investment Manager’s expense reimbursements, and repayments of prior reimbursements by the Funds to the Investment Manager, if any, are as follows:

	Expense Reimbursements	Repayment of Prior Reimbursements

Yacktman Global	$71,430	–

Yacktman Special Opportunities	54,194	–

At December 31, 2024, the Funds’ expiration of reimbursements subject to recoupment, if any, is as follows:

Expiration Period	Yacktman Global	Yacktman Special Opportunities

Less than 1 year	$54,795	$34,769

1-2 years	53,342	43,125

2-3 years	71,430	54,194

Total	$179,567	$132,088

The Investment Manager has agreed to waive a portion of its investment management fee in consideration of a shareholder servicing rebate that it has received from JPMorgan Distribution Services, Inc., with respect to direct investments in the JPMorgan U.S. Government Money Market Fund, IM Shares by Yacktman Fund and Yacktman Focused. For the fiscal year ended December 31, 2024, the investment management fees for Yacktman Fund and Yacktman Focused were reduced by $106,455 and $33,654, respectively, or less than 0.01% of each Fund’s average daily net assets.

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally, the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For Class N of Yacktman Focused and Yacktman Global and for Class I of Yacktman Fund and Yacktman Special Opportunities, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N shares of Yacktman Focused and Yacktman Global and Class I shares of Yacktman Fund and

Yacktman Special Opportunities may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2024, was as follows:

	Maximum Annual	Actual
	Amount	Amount
Fund	Approved	Incurred

Yacktman Fund

Class I	0.20%	0.09%

Yacktman Focused

Class N	0.20%	0.18%

Yacktman Global

Class N	0.20%	0.20%

Yacktman Special Opportunities

Class I	0.10%	0.10%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At December 31, 2024, the Funds had no interfund loans outstanding.

The following Funds utilized the interfund lending program during the fiscal year ended December 31, 2024 as follows:

Fund	Average Lent	Number of Days	Interest Earned	Average Interest Rate

Yacktman Fund	$8,393,657	24	$33,916	6.145%

Yacktman Focused	9,930,798	11	18,504	6.183%

Yacktman Global	1,872,128	7	2,180	6.071%

Yacktman Special Opportunities	2,465,451	2	841	6.225%

Fund	Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

Yacktman Special Opportunities	$2,586,594	4	$1,765	6.225%

Notes to Financial Statements (continued)

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2024, were as follows:

	Long Term Securities

Fund	Purchases	Sales

Yacktman Fund	$433,677,854	$1,823,809,607

Yacktman Focused	164,051,819	894,616,100

Yacktman Global	12,782,771	39,515,438

Yacktman Special Opportunities	5,124,603	40,407,002

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2024.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Securities Lending Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Securities Lending Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Securities Lending Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2024, was as follows:

		Cash	Securities	Total
	Securities	Collateral	Collateral	Collateral
Fund	Loaned	Received	Received	Received

Yacktman Fund	$108,226,393	$9,186,341	$103,777,635	$112,963,976

Yacktman Focused	9,651,497	9,914,165	–	9,914,165

Yacktman Global	410,395	415,233	4,152	419,385

Yacktman Special Opportunities	1,236,154	450,737	826,493	1,277,230

The following table summarizes the securities received as collateral for securities lending at December 31, 2024:

Fund	Collateral Type	Coupon Range	Maturity Date Range

Yacktman Fund	U.S. Treasury Obligations	0.000%-4.875%	01/15/25-08/15/49

Yacktman Global	U.S. Treasury Obligations	0.125%-4.625%	01/15/25-08/15/49

Yacktman Special Opportunities	U.S. Treasury Obligations	0.125%-4.625%	01/15/25-08/15/49

5. SEGMENT REPORTING

Each Fund operates through a single operating and reporting segment to achieve its investment objective as reflected in each Fund’s prospectus. The Chief Operating Decision Makers (“CODM”) are the Funds’ president and chief financial officer. The CODM assesses the performance and makes operating decisions for each Fund primarily based on each Fund’s change in net assets resulting from operations. In addition to other factors and metrics, the CODM utilizes each Fund’s net assets, total return, and ratios of net and gross expenses to average net assets as key metrics in reviewing the performance of each Fund. As each Fund’s operations comprise a single reporting segment, the segment assets are reflected on the accompanying Statement of Assets and Liabilities as “Total assets” and the significant segment expenses are listed on the Statement of Operations.

6. FUND RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject the Funds to various risks. Below is a summary of some, but not all, of those risks. Each risk described below does not necessarily apply to each Fund. Please refer to each Fund’s prospectus for a description of the principal risks associated with investing in a particular Fund. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; or (iii) currency and price fluctuations.

Market Risk: Market prices of investments held by the Funds may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

Management Risk: Because the Funds are actively managed investment portfolios, security selection or focus on securities in a particular style, market sector or group of companies may cause the Funds to incur losses or underperform relative to their benchmarks or other funds with a similar

Notes to Financial Statements (continued)

investment objective. There can be no guarantee that Yacktman’s investment techniques and risk analysis will produce the desired result.

Non-Diversified Fund Risk: Certain Funds are non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Funds at greater risk. Notwithstanding the Funds’ status as a “non-diversified” investment company under the 1940 Act, the Funds intend to qualify as a regulated investment company accorded favorable tax treatment under the Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. The Funds’ intention to qualify as a regulated investment company may limit their pursuit of their investment strategy and their investment strategy could limit their ability to so qualify.

Focused Investment Risk: To the extent a Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.

Sector Risk: Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Funds have substantial holdings within a particular sector, the risks associated with that sector increase.

Foreign Investment Risk: Investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.

Emerging Markets Risk: Investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.

Currency Risk: Fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject certain Funds to the risk that those currencies will decline in value relative to the U.S. dollar.

Political Risk: Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.

Geographic Focus Risk: To the extent a Fund focuses its investments in a particular country, group of countries or geographic region, the Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting such countries or region, and the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund and may result in losses.

Risks Associated with Investment in South Korea: Investments in South Korean issuers will subject a Fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. In addition, economic and political developments of South Korea’s neighbors, including escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or the threat of an outbreak of such hostilities, may have a severe adverse effect on the South Korean economy. The South Korean economy is reliant on trading exports, and disruptions or decreases in trade activity could lead to declines in South Korea’s economic growth potential.

Large-Capitalization Stock Risk: The stocks of large capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small-, mid-, or micro capitalization companies.

Small-, Mid- and Micro- Capitalization Stock Risk: The stocks of small-,mid-, and micro- capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Value Stock Risk: Value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

Derivatives Risk: The use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates or indices, liquidity risk, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

Hedging Risk: There is no guarantee that hedging strategies will be successful. For example, changes in the value of a hedging transaction may not completely offset changes in the value of the assets and liabilities being hedged. Hedging transactions involve costs and may result in losses.

Debt Securities Risk: The value of a debt security changes in response to various factors, including, for example, market related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. Investments in debt securities are subject to, among other risks, credit risk, interest rate risk, extension risk, prepayment risk and liquidity risk.

Credit and Counterparty Risk: The issuer of bonds or other debt securities or a counterparty to a derivatives contract (including over-the-counter counterparties as well as brokers and clearinghouses in respect of exchange-traded and/or cleared products) may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations.

Interest Rate Risk: Fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline. During periods of increasing interest rates, the Funds may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when they would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Funds.

High Yield Risk: Below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity, and market risk than higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Liquidity Risk: The Funds may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Funds may have to sell them at a loss.

Notes to Financial Statements (continued)

7. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

8. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why certain Funds use derivative instruments and how derivative instruments affect a Fund’s financial position, and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities, and the realized gains and losses and changes in unrealized appreciation and depreciation on the Statement of Operations, each categorized by type of derivative contract, are included in a table at the end of the applicable Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2024, the average monthly balances of derivative financial instruments outstanding were as follows:

Yacktman Focused

Options

Average value of option contracts written	$30,769

9. OPTIONS

The Funds may purchase and write call options and put options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indices, futures contracts and foreign currencies. The Funds purchase or write call and put options to generate income and hedge against losses or lock in gains of underlying portfolio security positions. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Options purchased are recorded as an asset, while options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is recognized as realized gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. During the fiscal year ended December 31, 2024, Yacktman Focused wrote call options and received a premium of $1,148,768 and as of December 31, 2024, held written call options valued at $(400,000).

10. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the Securities Lending Program, Repurchase Agreements and derivatives, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions and derivatives transactions, see Note 4 and Note 9, respectively.

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2024:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Yacktman Fund

Bethesda Securities LLC	$2,272,359	–	$2,272,359	$2,272,359	–

Cantor Fitzgerald Securities, Inc.	2,273,547	–	2,273,547	2,273,547	–

Daiwa Capital Markets America	93,341	–	93,341	93,341	–

Marex Capital Markets, Inc.	2,273,547	–	2,273,547	2,273,547	–

State of Wisconsin Investment Board	2,273,547	–	2,273,547	2,273,547	–

Fixed Income Clearing Corp.	200,013,000	–	200,013,000	200,013,000	–

Total	$209,199,341	–	$209,199,341	$209,199,341	–

Yacktman Focused

Bethesda Securities LLC	$2,453,020	–	$2,453,020	$2,453,020	–

Cantor Fitzgerald Securities, Inc.	2,453,660	–	2,453,660	2,453,660	–

Daiwa Capital Markets America	100,165	–	100,165	100,165	–

Marex Capital Markets, Inc.	2,453,660	–	2,453,660	2,453,660	–

State of Wisconsin Investment Board	2,453,660	–	2,453,660	2,453,660	–

Fixed Income Clearing Corp.	37,452,000	–	37,452,000	37,452,000	–

Total	$47,366,165	–	$47,366,165	$47,366,165	–

Yacktman Global

Daiwa Capital Markets America	$415,233	–	$415,233	$415,233	–

Yacktman Special Opportunities

Daiwa Capital Markets America	$450,737	–	$450,737	$450,737	–

11. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AMG Funds and Shareholders of AMG Yacktman Fund, AMG Yacktman Focused Fund, AMG Yacktman Global Fund and AMG Yacktman Special Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG Yacktman Fund, AMG Yacktman Focused Fund, AMG Yacktman Global Fund and AMG Yacktman Special Opportunities Fund (four of the funds constituting AMG Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2024, the related statements of operations for the year ended December 31, 2024, the statements of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2024 and each of the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2025

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

Other Information (unaudited)

TAX INFORMATION

AMG Yacktman Fund, AMG Yacktman Focused Fund, AMG Yacktman Global Fund and AMG Yacktman Special Opportunities Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2024 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the calendar year.

In accordance with federal tax law, the following Funds elected to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, each Fund hereby makes the following designations regarding its period ended December 31, 2024:

AMG Yacktman Global Fund

▶The total amount of taxes paid and income sourced from foreign countries was $516,414 and $4,144,657, respectively.

AMG Yacktman Special Opportunities Fund

▶The total amount of taxes paid and income sourced from foreign countries was $105,149 and $1,525,735, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG Yacktman Fund, AMG Yacktman Focused Fund, AMG Yacktman Global Fund and AMG Yacktman Special Opportunities Fund each hereby designates $590,509,368, $273,353,897, $5,053,509 and $1,934,477, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2024, or if subsequently determined to be different, the net capital gains of such year.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

During the fiscal year ended December 31, 2024, there were no changes in and/or disagreements with accountants.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

The remuneration paid to the Trustees during the fiscal year ended December 31, 2024, is reflected as “Trustee fees and expenses” on the Statement of Operations and is set forth in the table below. There was no remuneration paid to any Fund officer or to any affiliated person of any Fund Trustee or officer during the fiscal year ended December 31, 2024.

Trustee fees and expenses

AMG Yacktman Fund	$634,938

AMG Yacktman Focused Fund	271,317

AMG Yacktman Global Fund	13,460

AMG Yacktman Special Opportunities Fund	4,362

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

Not applicable.

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

Yacktman Asset Management LP

6300 Bridge Point Parkway

Building One, Suite 500

Austin, TX 78730

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

240 Greenwich Street

New York, NY 10286

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

AMG Funds

Attn: 534426 AIM 154-0520

500 Ross Street

Pittsburgh, PA 15262

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at wealth.amg.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Funds’ proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Funds’ website at wealth.amg.com. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semi-annual report or annual report, please visit wealth.amg.com.

wealth.amg.com

EQUITY FUNDS

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap Core

AMG GW&K Small/Mid Cap Growth

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

ALTERNATIVE FUNDS

AMG Systematica Managed Futures Strategy

Systematica Investments Limited, acting as general partner of Systematica Investments LP

wealth.amg.com	123124 AR071

Item 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 16. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

Item 19. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 10, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 10, 2025

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	March 10, 2025